ING VUL-DB

A FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security Life of Denver Insurance Company and its Security Life Separate Account L1

The Policy

  Is issued by Security Life of Denver Insurance Company.

  Is returnable by you during the right to examine period if you are not satisfied.

Premium Payments

  Are flexible, so the premium amount and frequency may vary.

  Are allocated to the Separate Account and the Guaranteed Interest Division, based on your instructions.

  Are subject to specified fees and charges.

The Policy’s Account Value

  Is the sum of your values in the Separate Account, Guaranteed Interest Division and Loan Division.

  Has no guaranteed minimum value for amounts in the Separate Account. The value varies with the value of the Subaccounts you select.

  Has a minimum guaranteed rate of return for amounts in the Guaranteed Interest Division.

  Is subject to specified fees and charges including possible surrender charges.

Death Benefit Proceeds

Are paid if your policy is in force when the insured person dies.
Are calculated under your choice of options:

Death Benefit Option 1 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A;

Death Benefit Option 2 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit plus the Account Value or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or

Death Benefit Option 3 – the Base Death Benefit is the greater of the amount of your Stated Death Benefit plus premiums received minus partial withdrawals taken and the partial withdrawal fees or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Are equal to the Total Death Benefit minus any outstanding Loan Amount, any unpaid fees and charges and any accelerated benefit lien including accrued lien interest.
Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Sales Compensation

  We pay compensation to broker/dealers whose registered representatives sell the policy. See Distribution of the Policy, page 81, for further information about the amount of compensation we pay.

Fund Managers

Mutual funds managed by the following investment managers are available through the policy:

  Artio Global Management, LLC

  BAMCO, Inc.

  BlackRock Advisors, LLC

  BlackRock Investment Management, LLC

  Brandes Investment Partners, L.P.

  Capital Research and Management Company

  Columbia Management Advisors, LLC

  Dimensional Fund Advisors LP

  Directed Services LLC

  DSM Capital Partners LLC

  Fidelity Management & Research Company

  Frontier Capital Management Company, LLC

  ING Clarion Real Estate Securities LLC

  ING Investment Management Co.

  Invesco Advisers, Inc.

  Iridian Asset Management LLC

  J.P. Morgan Investment Management Inc.

  Marsico Capital Management, LLC

  Massachusetts Financial Services Company

  Neuberger Berman, LLC

  Neuberger Berman Fixed Income LLC

  OppenheimerFunds, Inc.

  Pacific Investment Management Company LLC

  Pioneer Investment Management, Inc.

  T. Rowe Price Associates, Inc.

  UBS Global Asset Management (Americas) Inc.

  Wells Capital Management, Inc.

This prospectus describes what you should know before purchasing the ING VUL-DB variable universal life insurance policy. Please read it carefully and keep it for future reference. If you received a summary prospectus for any of the mutual funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

The date of this prospectus is October 8, 2010.

TABLE OF CONTENTS

	Page		Page
POLICY SUMMARY	3	Special Features and Benefits	54
The Policy’s Features and Benefits	3	Termination of Coverage	63
Factors You Should Consider Before Purchasing a		TAX CONSIDERATIONS	65
Policy	6	Tax Status of the Company	66
Fees and Charges	8	Tax Status of the Policy	66
THE COMPANY, THE SEPARATE ACCOUNT		Diversification and Investor Control Requirements	66
AND THE GUARANTEED INTEREST		Tax Treatment of Policy Death Benefits	67
DIVISION	14	Distributions Other than Death Benefits	68
Security Life of Denver Insurance Company	14	Other Tax Matters	70
The Investment Options	16	ADDITIONAL INFORMATION	73
DETAILED INFORMATION ABOUT THE		General Policy Provisions	73
POLICY	20	Distribution of the Policy	81
Underwriting	21	Legal Proceedings	83
Purchasing a Policy	21	Financial Statements	84
Fees and Charges	26	APPENDIX A	A -1
Death Benefits	34	APPENDIX B	B -1
Additional Insurance Benefits	42	APPENDIX C	C -1
Account Value	51	MORE INFORMATION IS AVAILABLE	Bacl Cover

TERMS TO UNDERSTAND

The following is a list of some important terms used throughout this prospectus that have special meaning. It also provides a reference to where each term is defined and discussed more fully.

Term	Page	Term	Page
Account Value	51	Net Premium	3
Accumulation Unit	51	Net Surrender Value	5
Accumulation Unit Value	52	Policy Date	22
Base Death Benefit	4	Segment	35
Death Benefit Proceeds	41	Separate Account	16
Guaranteed Interest Division	20	Separate Account Value	51
Guaranteed Interest Division Value	20	Stated Death Benefit	4
Loan Amount	54	Subaccounts	16
Loan Division	53	Target Death Benefit	4
Loan Division Value	53	Total Death Benefit	4
Monthly Processing Date	28	Valuation Date	52
Net Account Value	7

Additionally, see Appendix C for a glossary of important terms used throughout this prospectus.

“Security Life,” “we,” “us,” “our” and the “company” refer to Security Life of Denver Insurance Company. “You” and “your” refer to the policy owner. The policy owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person’s lifetime.

State Variations – State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. References in this prospectus to state law identify matters where state law may require variations from what is disclosed in this prospectus. If you would like to review a copy of the policy and riders for your particular state, contact our Customer Service Center or your agent/registered representative.

You may contact us about the policy at our:	ING Customer Service Center
P.O. Box 5065
Minot, ND 58702-5065
1-877-253-5050
www.ingservicecenter.com

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POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus that should be read carefully before you purchase the policy.

The Policy’s Features and Benefits
The Policy	· This prospectus describes our standard ING VUL-DB variable universal life insurance policy.
The policy provides death benefits, values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.
· References in this prospectus to state law identify matters where state law may require variations from what is disclosed in this prospectus. If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.
Temporary	· If you apply and qualify, we may issue temporary insurance equal to the amount of Target
Insurance	Death Benefit for which you applied.
· The maximum amount of temporary insurance is $1,000,000.00, which includes other in-
force coverage you have with us.
See Temporary	· Temporary insurance may not be available in all states.
Insurance, page 25.
Premium Payments	· You choose when to pay and how much to pay.
· You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient
See Premium	premiums may cause your policy to lapse without value.
Payments, page 22.	· You cannot pay additional premiums after age 121.
· We may refuse any premium that would disqualify your policy as life insurance under
Section 7702 of the Internal Revenue Code or that would cause your policy to become a modified endowment contract.
· We deduct a premium expense charge from each premium payment and credit the remaining premium (the “Net Premium”) to the Separate Account or the Guaranteed Interest Division
according to your instructions.
Investment Options	· You may allocate your Net Premiums to the Subaccounts of Security Life Separate Account L1 (the “Separate Account”) and to our Guaranteed Interest Division.
See The Investment	· The Separate Account is one of our separate accounts and consists of Subaccounts that invest
Options, page 16.	in corresponding mutual funds. When you allocate premiums to a Subaccount, we invest any
Net Premiums in shares of the corresponding mutual fund.
· Your Separate Account Value will vary with the investment performance of the mutual funds in which the Subaccounts invest and the charges we deduct from your Separate Account Value.
· The Guaranteed Interest Division is part of our general account.
· We credit interest of at least 2.00% per year on amounts allocated to the Guaranteed Interest
Division, and we may, in our sole discretion, credit interest in excess of this amount.
Right to Examine	· During the right to examine period you have the right to examine your policy and return it for
Period	a refund if you are not satisfied for any reason.
· The right to examine period is generally ten days from your receipt of the policy, although certain states may allow more than ten days. The length of the right to examine period that
See Right to Examine	applies in your state will be stated in your policy.
Period, page 25.	· Generally, there are two types of right to examine refunds:
> Some states require a return of all premium we have received; and
> Other states require that we return your Account Value plus a refund of all fees and charges deducted.
· The right to examine refund that applies in your state will be shown in your policy.
· See Allocation of Net Premium, page 24, for details about how Net Premium will be allocated during the right to examine period.
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Death Benefits	· The Stated Death Benefit is the sum of the insurance coverage Segments under your policy and is shown in your Schedule. The Stated Death Benefit changes when there is an increase,
See Death Benefits,	decrease or a transaction that causes your policy to change.
page 34.	· The Target Death Benefit is an amount of death benefit coverage scheduled by you at issue and is subject to our approval. It may vary by year. If you do not have the Adjustable Term
Insurance Rider, the Target Death Benefit in all years is the same as the Stated Death
Benefit.
· The Base Death Benefit is the death benefit of your policy and does not include additional death benefits provided by riders attached to your policy, if any. We calculate the Base
Death Benefit according to one of the following three death benefit options available under your policy:
> Death Benefit Option 1 – the Base Death Benefit is the greater of the amount of your Stated
Death Benefit or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A;
> Death Benefit Option 2 – the Base Death Benefit is the greater of the amount of your Stated
Death Benefit plus your Account Value or your Account multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or
> Death Benefit Option 3 – the Base Death Benefit is the greater of the amount of your Stated
Death Benefit plus premiums received minus partial withdrawals taken and the partial withdrawal fees or your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.
· The Total Death Benefit is equal to the Base Death Benefit, plus the death benefit from your
Adjustable Term Insurance Rider, if any.
· Death Benefit Proceeds are paid if your policy is in force when the insured person dies.
· The Death Benefit Proceeds are equal to your Total Death Benefit minus any outstanding
Loan Amount, any outstanding fees and charges incurred before the insured person’s death and any outstanding accelerated benefit lien including accrued lien interest.
· Until age 121, the amount of the Death Benefit Proceeds will depend on which death benefit option is in effect when the insured person dies.
· After age 121, your policy may continue pursuant to the continuation of coverage provision.
For details about the changes that are made to your policy at age 121, see Continuation of Coverage, page 36.
· The Death Benefit Proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.
Rider Benefits	· Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
See Additional	> Optional rider benefits that you must select before they are added to your policy; and
Insurance Benefits,	> Rider benefits that automatically come with your policy.
page 42.	· In many cases, we deduct an additional monthly charge for these benefits.
· Not all riders may be available under your policy or in your state, but the available riders may include:
> The Accelerated Benefit Rider;
> The Additional Insured Rider;
> The Adjustable Term Insurance Rider;
> The Guaranteed Death Benefit Rider;
> The Overloan Lapse Protection Rider;
> The Waiver of Cost of Insurance Rider; and
> The Waiver of Specified Premium Rider.
Transfers	· You currently may make an unlimited number of transfers between the Subaccounts and to the
Guaranteed Interest Division. Transfers are, however, subject to limits, conditions and restrictions
See Transfers, page 55.	that we or the funds whose shares are involved may impose. See Limits on Frequent or
Disruptive Transfers, page 58.
· There are certain restrictions on transfers from the Guaranteed Interest Division.
· We do not charge for transfers.
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Asset Allocation	· Dollar cost averaging is a systematic program of transferring Account Value to selected
Programs	Subaccounts of the Separate Account. It is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps to reduce the risk of investing too little when the price of a fund’s shares is low.
See Dollar Cost	· Automatic rebalancing is a systematic program through which your Separate Account and
Averaging, page 56.	Guaranteed Interest Division values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.
See Automatic	· There is no charge to participate in these asset allocation programs. There are, however,
Rebalancing,	certain conditions on participation in these asset allocation programs.
page 57.	· Neither of these asset allocation programs assures a profit nor do they protect you against a loss in a declining market.
Loans	· After the first policy month, you may take loans against your policy’s Net Surrender Value.
· Unless otherwise required by state law, a loan must be at least $500.00 and is generally
See Loans, page 54.	limited to your Net Surrender Value less the estimated periodic fees and charges for the next three months.
· When you take a loan we transfer an amount equal to your loan to the Loan Division as collateral for your loan. The Loan Division is part of our general account.
· We credit amounts held in the Loan Division with interest at an annual rate no less than
	2.00	%.
· We also charge interest on loans. Interest is due in arrears on each policy anniversary and accrues daily at an annual rate guaranteed not to exceed 2.75% in policy years one through ten and at an annual rate of 2.15% in all years thereafter.
· Loans reduce your policy’s Death Benefit Proceeds and may cause your policy to lapse.
· Loans may have tax consequences, and you should consult with a qualified tax adviser before taking a loan against your policy’s Net Surrender Value.
Partial	· After the first policy year, you may take up to 12 partial withdrawals each policy year. In
Withdrawals	certain circumstances (if your policy is “in corridor”) you may take partial withdrawals during the first policy year.
· A partial withdrawal must be at least $500.00 and may not exceed the amount which leaves
See Partial	your Net Surrender Value less than $500.00.
Withdrawals,	· We charge a fee of $10.00 for each partial withdrawal.
page 61.	· Partial withdrawals will reduce your Account Value and could cause your policy to lapse.
· Partial withdrawals may reduce the amount of Stated Death Benefit (and consequently the
Target Death Benefit) under your policy and may result in a surrender charge.
· Partial withdrawals may also have tax consequences, and you should consult with a qualified tax adviser before taking a partial withdrawal from your policy.
Surrenders	· You may surrender your policy for its Net Surrender Value at any time after the right to examine period while the insured person is alive.
See Surrender,	· Your Net Surrender Value is your Account Value minus any surrender charge and your
page 63.	outstanding Loan Amount.
· Surrender charges apply for the first 15 years of each Segment of Stated Death Benefit. The surrender charge rates shown are for the first Segment year. Surrender charge rates generally decline beginning by the sixth Segment year and reach zero beginning in the sixteenth
Segment year.
· Surrender charge rates vary by the insured person’s age at the time each Stated Death
Benefit Segment is established and gender.
· All insurance coverage ends on the date we receive your surrender request in good order.
· If you surrender your policy it cannot be reinstated.
· Surrendering the policy may have tax consequences, and you should consult with a qualified tax adviser before surrendering your policy.

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Reinstatement	· Before age 121 and within five years of lapse you may reinstate your policy and riders
(other than the Guaranteed Death Benefit Rider) if you did not surrender your policy and the
See Reinstatement,	insured person is alive and still insurable according to our normal underwriting rules for the
page 64.	applicable risk class and rating.
· You will need to pay the required reinstatement premium.
· If you had an outstanding loan when coverage lapsed, we will reinstate it with accrued but unpaid loan interest to the date of the lapse unless directed otherwise.
· When we reinstate your policy we reinstate the surrender charges for the amount and time as if your policy had not lapsed.
· A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
· Reinstating your policy may have tax consequences, and you should consult with a qualified tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy’s investment options, its other features and benefits, its risks and the fees and charges you will incur when you consider purchasing the policy and investing in the Subaccounts of the Separate Account.

Life Insurance	· The policy is not a short-term savings vehicle and should be purchased only if you need life
Coverage	insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
· You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.
Fees and Charges	· In the early policy years the surrender charge may exceed the Account Value because the surrender charge may be more than the cumulative premiums minus policy fees and charges.
See Fees and Charges,	Therefore, you should purchase a policy only if you intend and have the financial capability
page 26.	to keep the policy in force for a substantial period of time.
· We believe that the policy’s fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that the policy’s various features and benefits and the available services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.
Investment Risk	· You should evaluate the policy’s long-term investment potential and risks before purchasing a policy.
See The Separate	· For amounts you allocate to the Subaccounts of the Separate Account:
Account, page 16.	> Your values will fluctuate with the markets, interest rates and the performance of the underlying mutual funds;
See The Guaranteed	> You assume the risk that your values may decline or may not perform to your
Interest Division,	expectations;
page 20	> Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
> Each fund has various investment risks, and some funds are riskier than others;
> You should read each fund’s prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding Subaccount; and
> There is no assurance that any fund will achieve its stated investment objective.
· For amounts you allocate to the Guaranteed Interest Division:
> Interest rates we declare will change over time; and
> You assume the risk that interest rates may decline, although never below the guaranteed minimum annual rate of 2.00%.

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Grace Period and	· Your policy may enter the grace period and subsequently lapse (meaning your policy will
Lapse	terminate without value) if on any Monthly Processing Date:
> The Guaranteed Death Benefit Rider is not in effect; and
See Lapse, page 64.	> Your Net Account Value (meaning the Account Value minus any Loan Amount) is zero or less.
· If you meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
· If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse without value.
· Partial withdrawals and loans have an adverse impact on your Net Account Value. Before taking a partial withdrawal or loan consider its effect on your ability to keep your policy from lapsing.
Exchanges	· Replacing your existing life insurance policy(ies) and/or annuity contract(s) with the policy described in this prospectus may not be beneficial to you.
See Purchasing a	· Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s)
Policy, page 21.	will be subject to fees or penalties upon surrender or cancellation.
· Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.
Taxation	· Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a
See TAX	life insurance contract. We believe it is reasonable to conclude that the policy will qualify as
CONSIDERATIONS,	a life insurance contract.
page 65.	· Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:
> Reduction in the amount of your insurance coverage;
> Partial withdrawals;
> Loans;
> Surrender;
> Lapse; and
> Reinstatement.
· In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will be taxable to you to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
· There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.
· Consult with a qualified legal or tax adviser before you purchase a policy.
Sales	· We pay compensation to broker/dealers whose registered representatives sell the policy.
Compensation	· We generally pay more compensation on premiums paid for Stated Death Benefit coverage under the policy than we do on premiums paid for coverage under the Adjustable Term
Insurance Rider. Talk to your agent/registered representative about the appropriate usage of
See Distribution of the	the Adjustable Term Insurance Rider for your particular situation.
Policy, page 81.
Other Products	· We and our affiliates offer other insurance products that may have different features, benefits, fees and charges. These other products may better meet your needs.
· Contact your agent/registered representative if you would like information about these other products.

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Fees and Charges

The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges. The following table describes the fees and charges deducted at the time you make a premium payment or make certain other transactions. See Transaction Fees and Charges, page 27.

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges
Premium Expense	· When you make a	· 15.00% of each premium payment.
Charge	premium payment.

Partial Withdrawal	· When you take a partial	· $10.00	.
Fee	withdrawal.

Surrender Charge [1]	· During the first 15	Range from
	Segment years when	· $3.40 to $42.00 per $1,000.00 of Stated Death
	you surrender your	Benefit.
policy, decrease your
	Stated Death Benefit,	Representative insured person
	take a partial	· $20.00 per $1,000.00 of Stated Death Benefit.
	withdrawal that	· The representative insured person is a male, age 40.
	decreases your Stated	· The rates shown for the representative insured person are for the first policy year.
Death Benefit or allow
your policy to lapse.

Excess Illustration	· Each time you request	· $25.00	.
Fee [2]	an illustration after the
first each policy year.

Accelerated Benefit	· On the date the	· $300.00 per acceleration request.
Rider Administrative	acceleration request is
Charge	processed.

Overloan Lapse	· On the Monthly	· 3.50% of the Account Value. [3]
Protection Rider	Processing Date on or
next following the date
we receive your request
to exercise this rider’s
benefit.

1

The surrender charge rates shown are for the first Segment year. Surrender charge rates generally decline beginning by the sixth Segment year and reach zero beginning in the sixteenth Segment year. The rates vary based on the insured person’s age at the time each Segment of Stated Death Benefit is established and gender. The rates shown for the representative insured person are for the first policy year, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

2	We do not currently assess this charge.
3

The Account Value is equal to the sum of the value of amounts allocated to the Subaccounts of the Separate Account, amounts allocated to the Guaranteed Interest Division and any amounts set aside in the Loan Division.

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Periodic Fees and Charges. The following table describes the maximum guaranteed charges that could be deducted each month on the Monthly Processing Date, not including fund fees and expenses. See Periodic Fees and Charges, page 28.

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [4]
Cost of Insurance	· On each Monthly	Range from
Charge [5]	Processing Date.	· $0.02 to $83.33 per $1,000.00 of net amount at risk.

Representative insured person
· $0.12 per $1,000.00 of net amount at risk for each Segment of your Stated Death Benefit.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class.
· The rates shown for the representative insured person are for the first policy year.

Mortality and	· On each Monthly	· 0.03333% (0.40% annually) of Account Value invested in the
Expense Risk Charge	Processing Date.	Separate Account.

Policy Charge	· On each Monthly	· $13.00	.
Processing Date.

Administrative	· On each Monthly	Range from
Charge [6]	Processing Date.	· $0.08 to $0.28 per $1,000.00 of Stated Death Benefit.

Representative insured person
· $0.09 per $1,000.00 of Stated Death Benefit.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class.
· The rates shown for the representative insured person are for the first policy year.

Loan Interest Charge	· Accrues daily but	· 2.75% per annum of the amount held in the Loan Division in
	is due in arrears	policy years 1–10.[7]
on each policy
anniversary.

4

This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

5

The cost of insurance rates vary based on policy duration and the insured person’s age, gender and risk class. Different rates will apply to each Segment of Stated Death Benefit. The rates shown for the representative insured person are for the first policy year and generally increase each year thereafter. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

6

The maximum guaranteed administrative charge rates vary based on the Segment duration and the insured person’s age, gender and risk class. Rates remain level during the first five segment years and then reset to an equal or lesser amount for all subsequent Segment years. The rates shown for the representative insured person are for the first policy year. The rates shown may have been rounded to the nearest penny and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration. See Administrative Charge, page 31, for information about how the amount of the administrative charge is determined.

7	The guaranteed maximum loan interest charge after policy year ten is 2.15%.

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Optional Rider Fees and Charges. The following tables describe the maximum guaranteed charges that could be deducted each month on the Monthly Processing Date for each of the optional rider benefits. See Rider Fees and Charges, page 31.

Additional Insured Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [8]
Additional Insured	· On each Monthly	Range from
Rider Charge [9]	Processing Date.	· $0.02 to $83.33 per $1,000.00 of rider benefit.

Representative insured person
· $0.02 per $1,000.00 of rider benefit.
· The representative insured person is a female, age 10 in the no tobacco risk class.
· The rates shown for the representative insured person are for the first rider year.

Adjustable Term Insurance Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [8]
Adjustable Term	· On each Monthly	Range from
Insurance Rider Cost	Processing Date.	· $0.02 to $83.33 per $1,000.00 of rider benefit.
of Insurance
Charge [10]		Representative insured person
· $0.12 per $1,000.00 rider benefit.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class.
· The rates shown for the representative insured person are for the first rider year.

8

These tables show the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

9

The rates for this rider vary based on the additional insured person’s age, gender and risk class and generally increase with age. The rates shown for the representative insured person are for the first rider year. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered for a personalized illustration.

10

The rates for this rider vary based on rider duration and the insured person’s age, gender and risk class and generally increase each year. The rates shown for the representative insured person are for the first rider year. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

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Optional Rider Fees and Charges (continued).

Guaranteed Death Benefit Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [11]
Guaranteed Death	· On each Monthly	Range from
Benefit Rider	Processing Date	· $0.001 to $0.02 per $1,000.00 of insurance coverage.
Charge [12]	during the
	guarantee period.	Representative insured person
· $0.004 per $1,000.00 of insurance coverage.
· The representative insured person is age 40.
· The rates shown for the representative insured person are for the first rider year.

Waiver of Cost of Insurance Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [11]
Waiver of Cost of	· On each Monthly	Range from
Insurance Rider	Processing Date.	· $3.82 to $19.48 per $100.00 of rider coverage.
Charge [13]
Representative insured person
· $7.43 per $100.00 of rider coverage.
· The representative insured person is age 40.
·The rates shown for the representative insured person are for the first rider year.

Waiver of Specified Premium Rider
Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [11]
Waiver of Specified	· On each Monthly	Range from
Premium Rider	Processing Date.	· $1.70 to $12.70 per $100.00 of rider coverage.
Charge [14]
Representative insured person
· $3.00 per $100.00 of rider coverage.
· The representative insured person is age 40.
· The rates shown for the representative insured person are for the first rider year.

11

These tables show the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the guaranteed maximum charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

12

The rates for this rider vary based on the insured person’s age at issue. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

13

The rates for this rider vary based on several factors that may include rider duration and the insured person’s age. Rates generally increase each year after the first rider year until age 59 and generally decrease thereafter. The rates shown for the representative insured person are for the first rider year, and you may get information about the charge that would apply to you by contacting your agent/registered for a personalized illustration.

14

The rates for this rider vary based on various factors that may include the insured person’s age. Rates generally increase each year after the first rider year until age 59 and generally decrease thereafter. The rates shown for the representative insured person are for the first rider year and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

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Fund Fees and Expenses. The following table shows the minimum and maximum total annual fund expenses that you may pay during the time you own the policy. Fund expenses vary from fund to fund and may change from year to year. For more detail about a fund’s fees and expenses, review the fund’s prospectus. See also Fund Fees and Expenses, page 32.

	Minimum	Maximum
Total Annual Fund Expenses (deducted from fund assets) [15]	0.26%	1.26%

Total annual fund expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares.

If a fund is structured as a “fund of funds,” total annual fund expenses also include the fees associated with the funds in which it invests. Because of this a fund that is structured as a “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities. For a list of the “fund of funds” available through the policy, see the chart of funds available through the Separate Account on page 17.

15

Some funds that are available through the policy have contractual arrangements to waive and/or reimburse certain fund fees and expenses. The minimum and maximum total annual fund expenses shown above do not reflect any of these waiver and/or reimbursement arrangements.

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How the Policy Works

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     THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTEED

INTEREST DIVISION

Security Life of Denver Insurance Company

We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699.

We are a wholly owned indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep N.V. is headquartered in Amsterdam, The Netherlands. Although we are an indirect subsidiary of ING Groep N.V., ING Groep N.V. is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of Security Life of Denver Insurance Company.

As part of a restructuring plan approved by the European Commission, ING Groep N.V. has agreed to separate its banking and insurance businesses by 2013. ING Groep N.V. intends to achieve this separation by divestment of its insurance and investment management operations, including the company. ING Groep N.V. has announced that it will explore all options for implementing the separation including initial public offerings, sales or a combination thereof.

We are also a member of the Insurance Marketplace Standards Association (“IMSA”). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments – The Company and the Industry

As with many financial services companies, the company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the company and its affiliates have been and are providing full cooperation.

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Insurance and Retirement Plan Products and Other Regulatory Matters.

Federal and state regulators and self regulatory agencies are also conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations and have cooperated and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the company is engaged. In light of these and other developments, U.S. affiliates of ING, including the company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the company and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

Action has been or may be taken by regulators with respect to the company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the company.

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Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Department of Labor and the Internal Revenue Service (“IRS”). For example, U.S. federal income tax law imposes certain requirements relating to product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See TAX CONSIDERATIONS, page 65, for further discussion of some of these requirements. Failure to administer certain product features could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance product design, offering and distribution and administration. Failure to meet any of these complex tax, securities or insurance requirements could subject the company to administrative penalties imposed by a particular governmental or self regulatory authority and unanticipated claims and costs associated with remedying such failure. Additionally, such failure could harm the company’s reputation, interrupt the company’s operations or adversely impact profitability.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include Subaccounts of the Separate Account and the Guaranteed Interest Division. The investment performance of a policy depends on the performance of the investment options you choose.

The Separate Account

We established Security Life Separate Account L1 on November 3, 1993, as one of our separate accounts under the laws of the State of Colorado. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

We own all of the assets of the Separate Account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the Separate Account reflect the investment experience of the Separate Account and not the investment experience of our other assets. Additionally, Colorado law provides that we cannot charge the Separate Account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the Separate Account assets will be used first to pay Separate Account policy claims. Only if Separate Account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors. All guarantees and benefits provided under the policy are subject to the claims paying ability of the company and our general account.

The Separate Account is divided into Subaccounts. Each Subaccount invests in a corresponding mutual fund. When you allocate premium payments to a Subaccount, you acquire Accumulation Units of that Subaccount. You do not invest directly in or hold shares of the mutual funds when you allocate premium payments or Account Value to the Subaccounts of the Separate Account.

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Funds Available Through the Separate Account. The following chart lists mutual funds that are available through the Separate Account.

Certain of these mutual funds are structured as “fund of funds.” A “fund funds” may have higher fees and expenses than a fund that invests directly debt and equity securities because they also incur the fees and expenses of underlying funds in which they invest. The “fund of funds” available through the policy are identified below.

Funds Available Through the Separate Account

· American Funds – Growth Fund (Class 2)	· ING U.S. Stock Index Portfolio (Class I)
· American Funds – Growth-Income Fund (Class 2)	· ING Van Kampen Growth and Income Portfolio
· American Funds – International Fund (Class 2)	(Class S)
· BlackRock Global Allocation V.I. Fund (Class III)	· ING Wells Fargo Health Care Portfolio (Class I)
· Fidelity® VIP Contrafund® Portfolio (Servicw Class)	· ING Baron Small Cap Growth Portfolio (Class I)
· ING Columbia Small Cap Value Portfolio (Class I)
· Fidelity® VIP Equity-Income Portfolio (Service Class	· ING JPMorgan Mid Cap Value Portfolio (Class I)
· ING Oppenheimer Global Portfolio (Class I)
· ING Artio Foreign Portfolio (Class I)	· ING Oppenheimer Global Strategic Income Portfolio (Class S)
· ING BlackRock Large Cap Growth Portfolio Class I)
· ING Pioneer High Yield Portfolio (Class I)
· ING Clarion Global Real Estate Portfolio (Class S)	· ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I)
· ING DFA Global Allocation Portfolio (Class I) [1]
· ING DFA World Equity Portfolio (Class I) [1]	· ING UBS U.S. Large Cap Equity Portfolio (Class I)
· ING FMRSM Diversified Mid Cap Portfolio (Class I)	· ING Van Kampen Comstock Portfolio (Class I)
· ING Van Kampen Equity and Income Portfolio (Class I)
· ING Franklin Templeton Founding Strategy Portfolio (Class I) [1]
· ING Balanced Portfolio (Class I)
· ING Global Resources Portfolio (Class I)	· ING Intermediate Bond Portfolio (Class I)
· ING JPMorgan Emerging Markets Equity	· ING Growth and Income Portfolio (Class I)
Portfolio (Class I)	· ING Index Plus LargeCap Portfolio (Class I)
· ING JPMorgan Small Cap Core Equity Portfolio (Class I)	· ING Index Plus MidCap Portfolio (Class I)
· ING Index Plus SmallCap Portfolio (Class I)
· ING Large Cap Growth Portfolio (Class I)	· ING International Index Portfolio (Class S)
· ING Limited Maturity Bond Portfolio (Class S)	· ING RussellTM Large Cap Growth Index Portfolio (Class I)
· ING Liquid Assets Portfolio (Class S)
· ING MFS Total Return Portfolio (Class I)	· ING RussellTM Large Cap Index Portfolio (Class I)
· ING MFS Utilities Portfolio (Class S)	· ING RussellTM Large Cap Value Index Portfolio (Class I)
· ING Marsico Growth Portfolio (Class I)
· ING Marsico International Opportunities Portfolio (Class I)	· ING RussellTM Mid Cap Growth Index Portfolio (Class I)
· ING PIMCO Total Return Bond Portfolio (Class I)	· ING RussellTM Small Cap Index Portfolio (Class I)
· ING Pioneer Fund Portfolio (Class I)	· ING Small Company Portfolio (Class S)
· ING Pioneer Mid Cap Value Portfolio (Class I)	· ING U.S. Bond Index Portfolio (Class I)
· ING Retirement Growth Portfolio (Class I) [1]	· ING SmallCap Opportunities Portfolio (Class I)
· ING Retirement Moderate Growth Portfolio (Class I) [1]	· M Business Opportunity Value Fund [2]
· M Capital Appreciation Fund [2]
· ING Retirement Moderate Portfolio (Class I) [1]	· M International Equity Fund [2]
· ING T. Rowe Price Capital Appreciation Portfolio (Class I)	· M Large Cap Growth Fund [2]
· Neuberger Berman AMT Socially Responsive Portfolio® (Class I)
· ING T. Rowe Price Equity Income Portfolio (Class I)

1	These funds are structured as “fund of funds.” See the Fund Fees and Expenses table on page 12 and the Fund Fees and Expenses section on page 32 for more information about “fund of funds.”
2	The M Funds are only available through broker/dealers associated with the M Financial Group.

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See Appendix B to this prospectus for more information about the mutual funds available through the Separate Account, including information about each fund’s investment adviser/subadviser and investment objective. More detailed information about each fund, including information about their investment risks and fees and expenses, can be found in the fund’s current prospectus and Statement of Additional Information. You may obtain these documents by contacting us at our Customer Service Center.

A mutual fund available through the Separate Account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, fees and expenses and performance of a fund available through the Separate Account is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each Subaccount’s assets in shares of a corresponding mutual fund. We are the legal owner of the fund shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund’s current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund’s shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions. This means that instructions from a small number of shareholders can determine the outcome of a vote. There is no minimum number of shares for which we must receive instructions before we vote the shares.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those Subaccounts in which you have invested assets as of the record date set by the fund’s Board for the shareholders meeting. We determine the number of fund shares in each Subaccount of your policy by dividing your Separate Account Value in that Subaccount by the net asset value of one share of the matching fund.

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Right to Change the Separate Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our Separate Account with respect to some or all classes of policies:

· Change the investment objective;
· Offer additional Subaccounts that will invest in funds we find appropriate for policies we issue;
· Eliminate Subaccounts;
· Combine two or more Subaccounts;
· Close Subaccounts. We will notify you in advance by a supplement to this prospectus if we close a Subaccount. If a Subaccount is closed or otherwise is unavailable for new investment, unless you provide us with alternative allocation instructions, all future premiums directed to the Subaccount that was closed or is unavailable may be automatically allocated among the other available Subaccounts according to your most recent allocation instructions.
If your most recent allocation instructions do not include any available
Subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. See also the Transfers section of this prospectus, page 55, for information about making Subaccount allocation changes;
· Substitute a new mutual fund for a fund in which a Subaccount currently invests. A substitution may become necessary if, in our judgment:
> A fund no longer suits the purposes of your policy;
> There is a change in laws or regulations;
> There is a change in the fund’s investment objectives or restrictions;
> The fund is no longer available for investment; or
> Another reason we deem a substitution is appropriate.
· In the case of a substitution, the new mutual fund may have different fees and charges than the fund it replaced;
· Transfer assets related to your policy class to another Separate Account;
· Withdraw the Separate Account from registration under the 1940 Act;
· Operate the Separate Account as a management investment company under the 1940 Act;
· Cause one or more Subaccounts to invest in a mutual fund other than, or in addition to, the funds currently available;
· Stop selling the policy;
· End any employer or plan trustee agreement with us under the agreement’s terms;
· Limit or eliminate any voting rights for the Separate Account; or
· Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s). We will notify you of changes. If you wish to transfer the amount you have in the affected Subaccount to another Subaccount or to the Guaranteed Interest Division, you may do so free of charge. Just notify us at our Customer Service Center.

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The Guaranteed Interest Division

You may allocate all or a part of your Net Premium and transfer your Net Account Value into the Guaranteed Interest Division. We declare the interest rate that applies to all amounts in the Guaranteed Interest Division. Although the interest rate will change over time, the interest rate will never be less than 2.00%. Additionally, we guarantee that the interest rate will not change more frequently than every policy anniversary. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the Guaranteed Interest Division on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the Guaranteed Interest Division.

Your Guaranteed Interest Division Value equals the Net Premium you allocate to the Guaranteed Interest Division, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your Account Value.

The Guaranteed Interest Division guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the Guaranteed Interest Division under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the Guaranteed Interest Division or the general account as an investment company under the 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the Guaranteed Interest Division and interests in it are generally not subject to regulation under these Acts. All guarantees and benefits provided under the policy are subject to the claims paying ability of the company and our general account.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard ING VUL-DB variable universal life insurance policy. The policy provides death benefits, values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

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If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus and that may offer some or all of the same funds. These products have different benefits, fees and charges and may or may not better match your needs. Please note that some of the company’s management personnel and certain other employees may receive a portion of their employment compensation based on the amount of Account Value allocated to funds affiliated with ING. You should be aware that there may be alternative products available, and if you are interested in learning more about these other products, contact our Customer Service Center or your agent/registered representative.

Underwriting

On the application you will provide us with certain health and other necessary information. Upon receipt of an application, we will follow our underwriting procedures to determine whether the proposed insured person is insurable by us. Before we can make this determination, we may need to request and review medical examinations and other information about the proposed insured person. Through our underwriting process we also determine the risk class for the proposed insured person if the application is accepted. Risk class is based on such factors as the proposed insured person’s age, gender, health and occupation. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

Purchasing a Policy

To purchase a policy you must submit an application to us. On that application you will, among other things, select:

  The amount of your Target Death Benefit (which generally must be at least $100,000.00);

  Your initial death benefit option;

  The death benefit qualification test to apply to your policy (we may limit the amount of coverage we will issue on the life of the insured person when the cash value accumulation test is chosen); and

  Any riders or optional benefits.

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The “Policy Date” is the date coverage under the policy begins and is the date from which we measure policy years, policy months, policy anniversaries and the Monthly Processing Date. The “insured person” is the person on whose life we issue the policy, and the insured person generally can be no more than age 85 on the Policy Date. “Age” under the policy means the insured person’s age on the birthday nearest to the Policy Date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured. We may also set a minimum age to issue a policy.

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the Policy Date.

Important Information About the Adjustable Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Working with your agent/registered representative, consider the factors described in the Adjustable Term Insurance Rider section of this prospectus, page 43, when deciding the appropriate usage of the Adjustable Term Insurance Rider for your particular situation.

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

  We may refuse to accept any premium less than $25.00;

  You cannot pay additional premiums after age 121 (except amounts required to keep the policy from lapsing);

  We may refuse to accept any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;

  We may refuse to accept any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and

  We may refuse to accept any premium that does not comply with our anti- money laundering program. See Anti-Money Laundering, page 76.

After we deduct the premium expense charge from your premium payments, we apply the Net Premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

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Your initial premium must be sufficient to keep your policy in force from the Policy Date through the Investment Date. The “Investment Date” is the first date we apply the Net Premium to your policy.

Scheduled Premium. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy schedule pages, is the amount you intend to pay over a certain time period. You may schedule premiums to be paid monthly, quarterly, semiannually or annually. Payment of the scheduled premium does not guarantee that your policy will not lapse, and you may need to pay additional premiums to keep your policy in force. You may receive premium reminder notices for the scheduled premium you selected. You are not required to pay the scheduled premium.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

If you have the optional Guaranteed Death Benefit Rider, to keep the rider in force your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Guaranteed Death Benefit Rider, page 41.

Unscheduled Premium Payments. Generally speaking, you may make unscheduled premium payments at any time, however:

  We may refuse to accept any premium less than $25.00;

  You cannot pay additional premiums after age 121 (except amounts required to keep the policy from lapsing);

  We may refuse to accept or limit the amount of an unscheduled premium payment if it would result in an increase in the amount of the Base Death Benefit required by the federal income tax law definition of life insurance.
  We may require satisfactory evidence that the insured person is insurable according to our normal underwriting rules for the applicable risk class and rating at the time that you make the unscheduled premium payment if the Base Death Benefit is increased due to an unscheduled premium payment;

  We may require satisfactory evidence that the insured person is insurable according to our normal underwriting rules for the applicable risk class and rating at the time that you make the unscheduled premium payment if an unscheduled premium payment will cause the net amount at risk to increase;

  We will return premium payments that would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy; and

  Our acceptance of an unscheduled premium payment may be subject to certain issue limitations and conditioned on the availability of reinsurance coverage.

Satisfactory evidence of insurability may include receipt of an application and required medical information.

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Target Premium. Target premium for each Segment of Stated Death Benefit is actuarially determined based on the age, gender and risk class of the insured person. The target premium is used to determine the sales compensation we pay. Payment of the target premium does not guarantee that your policy will not lapse, and you may need to pay additional premiums to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for each Segment of Stated Death Benefit under your policy is shown in your policy schedule pages. Target premium is not based on your scheduled premium.

Premium Payments Affect Your Coverage. Unless you have the Guaranteed Death Benefit Rider, your coverage lasts only as long as you have a positive Net Account Value that is enough to pay the periodic fees and charges due each month. If you do not meet this requirement, your policy will enter a 61-day grace period and you must make a sufficient premium payment to keep your policy from lapsing. See Lapse, page 64.

Allocation of Net Premium. Until the Investment Date when your initial Net Premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial Net Premium to your policy on the Investment Date after all of the following conditions have been met:

  We receive the required initial premium;

  All issue requirements have been received by our Customer Service Center; and

  We approve your policy for issue.

Amounts you designate for the Guaranteed Interest Division will be allocated to that division on the Investment Date. If your state requires return of your premium if you return your policy during the right to examine period, we initially invest amounts you have designated for the Subaccounts of the Separate Account in the Subaccount that invests in the ING Liquid Assets Portfolio. We later transfer these amounts from this Subaccount to the available Subaccounts that you have selected based on your most recent premium allocation instructions. This transfer occurs after the initial period, which is five days after the date we mailed your policy to you plus the length of your state’s right to examine period.

If your state provides for return of your Account Value if you return your policy during the right to examine period (or provides no right to examine period), we allocate amounts you designated for the Subaccounts of the Separate Account directly into those Subaccounts.

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All Net Premiums we receive after the initial period are allocated to your policy on the Valuation Date of their receipt in good order. We will allocate Net Premiums to the available Subaccounts using your most recent premium allocation instructions specified in percentages stated to the nearest tenth and totaling 100.00%. If your most recent premium allocation instructions includes a mutual fund that corresponds to a Subaccount that is closed to new investment (we will notify you in advance by a supplement to this prospectus if we close a Subaccount) or is otherwise unavailable, Net Premium received that would have been allocated to the Subaccount corresponding to the closed or otherwise unavailable mutual fund may be automatically allocated among the other available Subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 64, for more information about how to keep your policy from lapsing. See also Reinstatement, page 64, for more information about how to put your policy back in force if it has lapsed.

Right to Examine Period

You have the right to examine your policy and return it to us for a refund (for any reason) within the period shown in the policy. The period during which you have this right is called the right to examine period and starts on the date you receive your policy. If you request a right to examine refund or return your policy to us within the right to examine period, we cancel it as of your Policy Date.

If you cancel your policy during the right to examine period, you will receive a refund as determined by state law. Generally, there are two types of right to examine refunds:

  Refund of all premium we have received from you; or

  Refund of your Account Value plus a refund of all charges deducted.

The type of right to examine refund that applies to you will be specified in your policy. The type of refund will affect the allocation of premiums received before the end of the right to examine period. See Allocation of Net Premium, page 24.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance coverage for which you applied, up to $1,000,000.00, which includes other in-force coverage you have with us.

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Temporary insurance coverage begins when all of the following events have occurred:

  You have completed and signed our temporary insurance coverage form;

  We have received and accepted a premium payment of at least your scheduled premium (selected on your application); and

  The necessary parts of the application are complete.

Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:

  Five days after we mail the premium refund to the address on your application;

  Five days after we mail notice of termination to the address on your application;

  Your Policy Date;

  The date we refuse to issue a policy based on your application; or

  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occur:

  There is a material misrepresentation in your answers on the temporary insurance coverage form;

  There is a material misrepresentation in statements on your application;

  The person or persons intended to be insured die by suicide or self-inflicted injury; or

  The bank does not honor your premium check or authorized withdrawal.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. If a policy is not issued and temporary coverage ends, any premium received will be returned without interest. See Allocation of Net Premium, page 24.

Fees and Charges

We deduct fees and charges under the policy to compensate us for:

  Providing the insurance benefits of the policy (including any rider benefits);

  Administering the policy;

  Assuming certain risks in connection with the policy; and

  Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payment of sales expenses.

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Transaction Fees and Charges

We deduct the following transaction fees and charges from your Account Value each time you make certain transactions.

Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive.

Segment Year 1 – 5 6 – 10 11 +	Current Premium Expense Charge 15.00% 5.00% 3.00%	Guaranteed Maximum Premium Expense Charge 15.00% 15.00% 15.00%

This charge helps offset:

  The expenses we incur in selling the policy;

  The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and

  The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Premium received for each coverage Segment will incur a premium expense charge based on the Segment year in which the premium is received. A Segment is a piece of death benefit coverage and Segment years are measured from the beginning of each Segment effective date. Premium received is allocated to each Segment of death benefit coverage pro-rata, based on the target premium for each coverage Segment. Premium expense charge rates currently decline after the fifth Segment year and again after the tenth Segment year. On a guaranteed basis, the maximum premium expense charge rates remain level for all Segment years.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is $10.00. We deduct the partial withdrawal fee proportionately from your Guaranteed Interest Division and Separate Account values that remain after the partial withdrawal.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first fifteen Segment years when you:

  Surrender your policy;

  Allow your policy to lapse;

  Decrease your Stated Death Benefit; or

  Take a partial withdrawal that decreases the amount of your Stated Death Benefit.

The amount of the surrender charge depends on the amount of Stated Death Benefit surrendered or decreased and the surrender charge rates.

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When you purchase a policy or increase your Stated Death Benefit, we set surrender charge rates based on the age and gender of the insured person. Surrender charges apply for the first fifteen years of each Segment of Stated Death Benefit. Surrender charge rates generally decline beginning in the sixth Segment year and reach zero beginning in the sixteenth Segment year. Each coverage Segment will have its own set of surrender charge rates which will apply only to that Segment. See Changes in the Amount of Your Insurance Coverage, page 35. The maximum rates that apply to you will be set forth in your policy. See the Transaction Fees and Charges table beginning on page 8 for the minimum and maximum surrender charge rates and the rates for a representative insured person.

For full surrenders, you will receive the Surrender Value of your policy. For decreases in the amount of Stated Death Benefit, the surrender charge will reduce your Account Value. If there are multiple Segments of Stated Death Benefit, the coverage decreases and surrender charges assessed will be processed on a pro rata basis.

In the early policy years the surrender charge may exceed the Account Value because the surrender charge may be more than the cumulative premiums paid minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in issuing and distributing the policy.

Excess Illustration Fee. We currently do not assess this fee, but unless not permitted under state law, we reserve the right to assess a fee of up to $25.00 for each policy illustration that you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Redemption Fees. If applicable, we may deduct from your Account Value the amount of any redemption fees imposed by the underlying mutual funds as a result of partial withdrawals, transfers or other transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Account Value.

Periodic Fees and Charges

We deduct the following periodic fees and charges from your Account Value on the Monthly Processing Date. The first Monthly Processing Date is the Policy Date, or the Investment Date, if later. Subsequent Monthly Processing Dates are the same date each month as your Policy Date. If that date is not a Valuation Date, then the Monthly Processing Date is the next Valuation Date.

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At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the Subaccounts and Guaranteed Interest Division in the same proportion that your value in each has to your Net Account Value.

Cost of Insurance. Each month we deduct a cost of insurance charge equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each Segment of your Stated Death Benefit. The net amount at risk as calculated on each Monthly Processing Date equals the difference between:

  Your current Base Death Benefit, discounted to take into account one month’s interest earnings at an assumed 2.00% annual interest rate; and

  Your Account Value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured person’s age at issue and each date you increase your insurance coverage (a “Segment date”), gender, risk class and Segment year. They will not, however, be greater than the guaranteed maximum cost of insurance rates shown in the policy, which are based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Smoker Distinct, Ultimate Mortality Tables, age nearest birthday. We will apply unisex rates where appropriate under the law. This currently includes policies issued in the state of Montana and policies issued to employers or employee organizations in connection with employment related insurance or benefit programs. The maximum rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table beginning on page 8 for the maximum guaranteed cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each Segment of your Stated Death Benefit. The maximum rates for the initial Segment and each new Segment of your Stated Death Benefit will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your Account Value, namely:

  The Net Premium applied to your policy;

  The fees and charges we deduct;

  Any partial withdrawals you take;

  Interest earnings on the amounts allocated to the Guaranteed Interest Division;

  Interest earned on amounts held in the Loan Division; and

  The investment performance of the funds underlying the Subaccounts of the Separate Account.

We calculate the net amount at risk separately for each Segment of your Stated Death Benefit. We allocate the net amount at risk to Segments of the Base Death Benefit in the same proportion that each Segment has to the total Base Death Benefit as of the Monthly Processing Date.

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There are no cost of insurance charges during the continuation of coverage period.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying Death Benefit Proceeds that may be more than your Account Value.

Mortality and Expense Risk Charge. Each month we may deduct from your Account Value a mortality and expense risk charge based on the amount invested in the Separate Account according to the following rates:

	Percentage of the Amount Invested
	in the Separate Account
Policy Year	Current	Guaranteed
1 – 10	0.03333% (0.40% annually)	0.03333% (0.40% annually)
11 +	0.00%	0.03333% (0.40% annually)

We currently do not assess the mortality and expense risk charge after the tenth policy year, but we reserve the right to do so (subject to the 0.40% annual maximum). The policy described in this prospectus has not been available for sale long enough for there to be any policies subject to no mortality and expense risk charge.

This charge, if assessed, will help compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is the risk that insured people, as a group, may live less time than we estimated. The expense risk is the risk that the costs of issuing and administering the policies and operating the Subaccounts of the Separate Account are greater than we estimated.

Policy Charge. Each month we deduct a policy charge. This charge varies based on duration and the amount of your first Segment of Stated Death Benefit. The guaranteed maximum monthly policy charge is $13.00.

This charge helps compensate us for the costs associated with:

  Processing applications;

  Conducting medical examinations;

  Establishing policy records; and

  Underwriting.

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Administrative Charge. Each month we deduct an administrative charge equal to our current monthly administrative charge rates multiplied by the amount of your Stated Death Benefit for each Segment divided by 1,000. We calculate the administrative charge separately for each Segment of your Stated Death Benefit. The current monthly administrative charge rates vary depending on the amount of each Segment of Stated Death Benefit, Segment duration and the insured person’s age, gender and risk class. Rates remain level for the first three to five Segment years, depending on the Stated Death Benefit Segment, and then reset to an equal or lesser amount for all subsequent Segment years. The maximum guaranteed administrative charge rates vary based on the Segment duration and the insured person’s age, gender and risk class. Maximum guaranteed rates remain level during the first five segment years and then reset to an equal or lesser amount for all subsequent Segment years. The maximum rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table beginning on page 8 for the minimum and maximum administrative charge rates and the rates for a representative insured person.

This charge helps offset the costs we incur in administering the policy, including costs associated with:

  Billing and collecting premiums;

  Processing claims and policy transactions;

  Keeping records;

  Reporting and communicating with policy owners; and

  Our overhead and other expenses.

Rider Fees and Charges

There are separate transaction charges if you choose to exercise any of the automatic rider benefits that come with your policy. See the Transaction Fees and Charges table beginning on page 8 and the Automatic Rider Benefits section on page 48 for more information about the transaction charges associated with the automatic rider benefits.

There are separate monthly fees and charges for optional rider benefits. See the Optional Rider Fees and Charges table beginning on page 9, and the Optional Rider Benefits section on page 42 for more information about the optional rider benefits and the applicable fees and charges.

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Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, employees of our affiliates, our appointed sales agents and certain family members of each of these groups of individuals);

  Corporate or business policy owners/purchasers (including sales related to a corporate or business policy owner’s election to substitute one insured person who is an employee for another); or

  Our policyholders or the policyholders of our affiliated companies.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

As shown in the fund prospectuses and described in the Fund Fees and Expenses table on page 12 of this prospectus, each underlying mutual fund deducts management fees from the amounts allocated to the fund. In addition, each underlying mutual fund deducts other expenses, which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Furthermore, certain underlying mutual funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

You should evaluate the expenses associated with the underlying mutual funds available through this policy before making a decision to invest.

The company may receive substantial revenue from each of the underlying mutual funds or from the funds’ affiliates, although the amount and types of revenue vary with respect to each of the funds offered through the policy. This revenue is one of several factors we consider when determining the policy fees and charges and whether to offer a fund through our policies. Fund revenue is important to the company’s profitability, and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

Assets allocated to affiliated funds, meaning mutual funds managed by Directed Services LLC or another company affiliate, generate the largest dollar amount of revenue for the company. Affiliated funds may also be subadvised by a company affiliate or by an unaffiliated third party. Assets allocated to unaffiliated funds, meaning funds managed by an unaffiliated third party, generate lesser, but still substantial dollar amounts of revenue for the company. The company expects to earn a profit from this revenue to the extent it exceeds the company’s expenses, including the payment of sales compensation to our distributors.

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Types of Revenue Received from Affiliated Funds. The types of revenue received by the company from affiliated mutual funds may include:

  A share of the management fee deducted from fund assets;

  Service fees that are deducted from fund assets; and

  Other revenues that may be based either on an annual percentage of average net assets held in the fund by the company or a percentage of the fund’s management fees.

These revenues may be received as cash payments or according to a variety of financial accounting techniques that are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue may be retained by the affiliated investment adviser and ultimately shared with the company. The company receives additional amounts related to affiliated funds in the form of intercompany payments from the fund’s investment adviser or the investment adviser’s parent. These revenues provide the company with a financial incentive to offer affiliated funds through the policy rather than unaffiliated funds.

Types of Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated mutual funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

The types of revenues received by the company or its affiliates from unaffiliated funds include:

  For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and

  Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates, such as processing purchase and redemption requests, and mailing fund prospectuses, periodic reports and proxy materials. These additional payments do not increase directly or indirectly the fees and expenses shown in each fund prospectus. These additional payments may be used by us to finance distribution of the policy.

These revenues are received as cash payments, and if the unaffiliated fund families currently offered through the policy that made cash payments to us were individually ranked according to the total amount they paid to the company or its affiliates in 2009 in connection with the registered variable life insurance policies issued by the company, that ranking would be as follows:

  American Funds Insurance Series® ; and

  Fidelity® Variable Insurance Product Portfolios.

If the revenues received from the affiliated funds were taken into account when ranking the funds according to the total dollar amount they paid to the company or its affiliates in 2009, the affiliated funds would be at the top of the list.

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In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities may include, but are not limited to, co-branded marketing materials; targeted marketing sales opportunities; training opportunities at meetings; training modules for sales personnel; and opportunities to host due diligence meetings for representatives and wholesalers.

Certain funds may be structured as “fund of funds.” These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated as well. The fund prospectuses disclose the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. These funds are identified in the list of funds available through the variable account on page 17.

Please note that certain management personnel and other employees of the company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See Distribution of the Policy, page 81.

Death Benefits

You decide the amount of life insurance protection you need, now and in the future. The Stated Death Benefit is the sum of the coverage Segments under your policy, and the amount of your Stated Death Benefit in effect on the Policy Date is your initial coverage Segment. The Stated Death Benefit changes when there is an increase, decrease or a transaction that causes your policy to change.

The Target Death Benefit is an amount of death benefit coverage scheduled by you at issue and is subject to our approval. It may vary by year. If you do not have the Adjustable Term Insurance Rider, the Target Death Benefit in all years is the same as the Stated Death Benefit. Generally, we require a minimum of $100,000.00 of Target Death Benefit to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers.

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The Total Death Benefit is equal to the Base Death Benefit, plus the death benefit from your Adjustable Term Insurance Rider, if any. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Talk to your agent/registered representative about the appropriate usage of the Adjustable Term Insurance Rider in your particular situation. See Important Information About the Adjustable Term Insurance Rider, page 22.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, generally you may change the amount of your insurance coverage after the first policy year (first Monthly Processing Date for an increase). The change will be effective on the next Monthly Processing Date after we approve your written request, however changes scheduled for the future will be effective on the applicable policy anniversary.

There may be underwriting or other requirements that must be met before we will approve a change. If we approve your requested change we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we may do this for you.

Changes in the amount of your insurance coverage must be for at least $1,000.00.

You may request an increase in the amount of your insurance coverage, subject to the following:

  Increases after age 90 are not allowed; and

  Increases are subject to underwriting approval and such approval may be conditioned on certain issue limitations and availability of reinsurance coverage.

See also, Adjustable Term Insurance Rider, page 43.

A requested increase in Stated Death Benefit will cause a new coverage Segment to be created. A Segment is a piece of insurance coverage. Once we create a new Segment, it is permanent unless law requires differently.

Each new Segment will have:

  A new premium expense charge;

  New cost of insurance charges, guaranteed and current;

  New administrative charges;

  A new incontestability period;

  A new suicide exclusion period;

  A new target premium; and

  A new surrender charge.

If a death benefit option change causes the amount of Stated Death Benefit to increase or decrease, no new Segment is created. Instead, the size of each existing Segment is changed.

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In determining the net amount at risk for each coverage Segment we allocate the net amount at risk among the Segments of Stated Death Benefit in the same proportion that each Segment bears to the total amount of Stated Death Benefit.

Refusal of a scheduled increase or your request to change the amount of your insurance coverage will terminate all future scheduled increases. Certain requests to increase the amount of your insurance coverage may also cancel all future scheduled increases.

You may decrease the amount of your insurance coverage, however, decreases below the minimum we require to issue you a policy are not allowed.

Decreases in insurance coverage may result in:

  Surrender charges on the amount of the decrease;

  Reduced target premium amounts; and

  Reduced cost of insurance charges.

Decreases in the amount of insurance coverage will first reduce the amount of your Target Death Benefit. We decrease the amount of Stated Death Benefit only after your Adjustable Term Insurance Rider coverage is reduced to zero. If you have more than one Segment, we divide decreases in Stated Death Benefit among your coverage Segments pro rata unless the law requires differently.

We reserve the right not to approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a qualified tax adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page 68.

Continuation of Coverage

The continuation of coverage feature automatically continues your insurance coverage in force beyond the policy anniversary nearest the insured person’s 121st birthday (the “continuation of coverage period”), unless prohibited by state law. If you do not surrender your policy before this date, on this date:

  The amount of your Target Death Benefit becomes your Stated Death Benefit amount;

  Death Benefit Options 2 and 3 are converted to Death Benefit Option 1, if applicable;

  All riders are terminated;

  Your Net Account Value is transferred into the Guaranteed Interest Division and subsequent transfers into the Subaccounts are not allowed; and

  Dollar cost averaging and automatic rebalancing programs are terminated.

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Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:

  We accept no further premium payments (excepts amounts required to keep the policy from lapsing); and

  We deduct no further fees and charges except transaction fees and charges, if applicable.

Partial withdrawals and loans are allowed during the continuation of coverage period. If you have an outstanding loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the outstanding Loan Amount may become greater than your Account Value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the Net Account Value. There is no surrender charge during this period. All other normal consequences of surrender apply. See Surrender, page 63.

The continuation of coverage feature is not available in all states. If a state has approved this feature, it is automatic under your policy. In certain states the death benefit during the continuation of coverage period is the Net Account Value. Contact your agent/registered representative or our Customer Service Center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the insured person’s 100th birthday are uncertain. You should consult a qualified tax adviser as to those consequences. See Continuation of a Policy, page 70.

Death Benefit Qualification Tests

The Death Benefit Proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of either the guideline premium test or the cash value accumulation test.

When you apply for a policy you must choose either the guideline premium test or the cash value accumulation test to make sure your policy complies with the Internal Revenue Code’s definition of “life insurance.” You cannot change this choice once the policy is issued.

Guideline Premium Test. The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your Account Value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to Account Value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

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Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the Guaranteed Interest Division in order for the policy to continue to meet the federal income tax definition of life insurance.

Cash Value Accumulation Test. The cash value accumulation test requires a policy’s Account Value not to exceed at any time the net single premium necessary to fund the policy’s future benefits. Under the cash value accumulation test, there is generally no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person’s age, gender and risk class at any point in time, multiplied by the Account Value. A description of how the cash value accumulation test factors are determined can be found in Appendix A to this prospectus.

Which Death Benefit Qualification Test to Choose. The guideline premium test limits the amount of premium that may be paid into a policy. If you do not want to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

The cash value accumulation test does not limit the amount of premium that may be paid into a policy. If you desire to pay premiums in excess of the guideline premium test limitations you should elect the cash value accumulation test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the death benefit due to growth in Account Value will generally be greater under the cash value accumulation test than under the guideline premium test. Required increases in the death benefit will increase the cost of insurance under the policy, thereby reducing the Account Value. We may limit the amount of coverage we will issue on the life of the insured person when the cash value accumulation test has been chosen.

Death Benefit Options

There are three death benefit options available under the policy. You choose the option you want when you apply for the policy. You may change that choice after your first Monthly Processing Date and before age 121.

Death Benefit Option 1. Under Death Benefit Option 1, the Base Death Benefit is the greater of:

  The amount of Stated Death Benefit; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your Base Death Benefit will remain level unless your Account Value multiplied by the appropriate factor described in Appendix A exceeds the amount of Stated Death Benefit. In this case, your death benefit will vary as the Account Value varies.

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With Death Benefit Option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy’s cost of insurance charge. Option 1 also offers insurance coverage at a set amount with potentially lower cost of insurance charges over time.

Death Benefit Option 2. Under death benefit Option 2, the Base Death Benefit is the greater of:

  The amount of Stated Death Benefit plus your Account Value; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your Base Death Benefit will vary as the Account Value varies, and investment performance will be reflected in your insurance coverage.

Death Benefit Option 2 is not available after age 121. If Death Benefit Option 2 is in effect at age 121, it automatically converts to Death Benefit Option 1. See Continuation of Coverage, page 36.

Death Benefit Option 3. Under Death Benefit Option 3, the Base Death Benefit is the greater of:

  The amount of Stated Death Benefit plus premiums received minus partial withdrawals taken and partial withdrawal fees; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your Base Death Benefit will vary as you pay premiums and take partial withdrawals or if your Account Value multiplied by the appropriate factor described in Appendix A exceeds the amount of Stated Death Benefit plus premiums received minus partial withdrawals taken.

Death Benefit Option 3 is not available after age 121. If Death Benefit Option 3 is in effect at age 121, it automatically converts to Death Benefit Option 1. See Continuation of Coverage, page 36.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your Stated Death Benefit and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Account Value and lower cost of insurance charges, you should choose Death Benefit Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Death Benefit Option 2. If you require a specific death benefit that would include a return of the premium paid, Death Benefit Option 3 may best meet your needs.

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Changing Death Benefit Options. On or after the first Monthly Processing Date and before age 121 you may change death benefit options as described below. We may require evidence of insurability under our normal rules of underwriting for some death benefit option changes.

Changing your death benefit option may reduce or increase the amount of your Stated Death Benefit and Target Death Benefit amounts but it will not change the amount of your Base Death Benefit or Total Death Benefit. We may not approve a death benefit option change if it reduces the total amount of insurance coverage below the minimum we require to issue your policy. The following death benefit option changes are allowed, and on the effective date of the change the amount of your Stated Death Benefit will change as follows:

Change	Change	Stated Death Benefit Following the Change:
From:	To:
Death	Death	· Your Stated Death Benefit before the change
Benefit	Benefit	minus your Account Value as of the effective
Option 1	Option 2	date of the change.
Death	Death	· Your Stated Death Benefit before the change
Benefit	Benefit	plus your Account Value as of the effective date
Option 2	Option 1	of the change.
· Your Stated Death Benefit before the change
Death	Death	plus the sum of all premium payments we have
Benefit	Benefit	received minus all partial withdrawals and
Option 3	Option 1	partial withdrawal fees you have taken as of the
effective date of the change.

Your death benefit option change is effective on your next Monthly Processing Date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage Segment is created. Instead, the size of each existing Segment is changed. If you change death benefit options, there is no change to the amount of term insurance coverage if you have the Adjustable Term Insurance Rider. See Adjustable Term Insurance Rider, page 43.

We do not impose a surrender charge if a death benefit option change results in a decrease in the amount of your Stated Death Benefit. Additionally, we do not adjust the target premium when you change your death benefit option. See Surrender Charge, page 27.

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If your death benefit option is changed to Death Benefit Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section your insurance coverage following the change will equal your Account Value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

Changing your death benefit option may have tax consequences. You should consult a qualified tax adviser before making changes.

Death Benefit Proceeds

After the insured person’s death, if your policy is in force we pay the Death Benefit Proceeds to the beneficiaries. The beneficiaries are the people you name to receive the Death Benefit Proceeds from your policy. The Death Benefit Proceeds are equal to:

  Your Total Death Benefit; minus

  Any outstanding Loan Amount; minus

  Any outstanding fees and charges incurred before the insured person’s death; minus

  Any outstanding accelerated benefit lien including accrued lien interest.

The death benefit is calculated as of the date of the insured person’s death and will vary depending on the death benefit option you have chosen.

We will pay the Death Benefit Proceeds within seven days of when we receive due proof of the death claim. Due proof of the death claim means we have received:

  Due proof of the Insured’s death;

  Sufficient information to determine the amount of the Death Benefit Proceeds and the identity of the legally entitled beneficiary or beneficiaries; and

  Sufficient evidence that any legal impediments to payment that depend on parties other than us are resolved. Such legal impediments include, but are not limited to, the establishment of guardianships and conservatorships, the appointment and qualification of trustees, executors and administrators and our receipt of information required to satisfy state and federal reporting requirements.

We will pay interest on the Death Benefit Proceeds from the date of the Insured's death to the date of payment. Interest will be at a rate we declare, or at a higher rate required by law.

Guaranteed Death Benefit Rider

The optional Guaranteed Death Benefit Rider may be available and provide that the policy will not lapse even if the Net Account Value is not enough to pay the periodic fees and charges each month.

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If available, the optional Guaranteed Death Benefit Rider may be selected only when you apply for the policy. There may be a separate monthly charge for this rider guarantee. See Guaranteed Death Benefit Rider, page 46.

Additional Insurance Benefits

Your policy may include additional insurance benefits, attached by rider. There are two types of riders:

  Those that provide optional benefits that you must select before they are effective; and

  Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following optional riders may have an additional cost, but each rider may be cancelled at any time. Adding or canceling riders may have tax consequences.

See Modified Endowment Contracts, page 68.

Additional Insured Rider. This rider provides death benefits upon the death of an insured person’s spouse or child (or the partner or child if required by the civil union/domestic partnership laws of the state in which your policy is delivered). The additional insured person under this rider can be no older than age 85. You may add up to five Additional Insured Riders to your policy. We require proof of insurability for each additional insured person. Minimum coverage for each additional insured person is $10,000.00 for ages 0 to 15 and $50,000.00 for ages 16 and older. Maximum coverage for all additional insured persons is five times your Stated Death Benefit. There is no defined premium for a given amount of Additional Insured Rider coverage. Instead, we deduct a separate monthly cost of insurance charge from your Account Value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage(s) multiplied by the Additional Insured Rider death benefit(s) in effect as of the Monthly Processing Date. The cost of insurance rates are determined by us from time to time. They are based on the issue age(s), gender(s) and risk class(es) of the additional insured person(s), as well as the length of time since the rider was added to your policy. Rates for this rider will not exceed the levels in the 2001 Commissioner’s Standard Ordinary Sex Distinct, Smoker Distinct Mortality Table. See the Optional Rider Fees and Charges table beginning on page 9 for the minimum rates, maximum rates and the rates for a representative additional insured person.

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Adjustable Term Insurance Rider. You may increase the amount of your insurance coverage under the policy by adding coverage under the Adjustable Term Insurance Rider. This rider allows you to schedule the pattern of insurance coverage appropriate for your anticipated needs, with coverage first available beginning in the second policy year. As the name suggests, the Adjustable Term Insurance Rider adjusts over time to maintain your desired level of Target Death Benefit. Generally, the minimum amount of Target Death Benefit under a policy is $100,000.00.

On the date the Adjustable Term Insurance Rider is added to your policy (the “rider effective date”) the insured person generally can be no more than age 85. You specify your amount of Target Death Benefit when you apply for this rider. The amount of Target Death Benefit can be scheduled to change at the beginning of selected policy years. If you schedule increases in your Target Death Benefit, each increase must occur within five years of the rider effective date or the most recent previous increase. Scheduled increases generally must occur before age 85.

The Adjustable Term Insurance Rider benefit is the difference between the amount of your Total Death Benefit and your Base Death Benefit, but not less than zero. The rider’s benefit automatically adjusts daily as the amount of your Base Death Benefit changes. Your Death Benefit Proceeds depend on which death benefit option is in effect.

Under Death Benefit Option 1, the Total Death Benefit is the greater of:

  The amount of your Target Death Benefit; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under Death Benefit Option 2, the Total Death Benefit is the greater of:

  The amount of your Target Death Benefit plus your Account Value; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under Death Benefit Option 3, the Total Death Benefit is the greater of:

  The amount of your Target Death Benefit plus the sum of the premium payments we have received minus partial withdrawals you have taken and partial withdrawal fees; or

  Your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

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For example, under Death Benefit Option 1, assume your Base Death Benefit changes as a result of a change in your Account Value. The Adjustable Term Insurance Rider adjusts to provide Death Benefit Proceeds equal to your Total Death Benefit in each year:

	Total	Adjustable Term
Base Death Benefit	Insurance Coverage	Insurance Benefit
$201,500.00	$250,000.00	$48,500.00
$202,500.00	$250,000.00	$47,500.00
$202,250.00	$250,000.00	$47,750.00

It is possible that the amount of your adjustable term insurance benefit may be zero if your Base Death Benefit increases enough. Using the same example, if the Base Death Benefit under your policy grew to $250,000.00 or more, the adjustable term insurance benefit would be zero.

Even when the adjustable term insurance benefit is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if the Base Death Benefit later drops below the amount of your Target Death Benefit, the Adjustable Term Insurance Rider coverage reappears to maintain the amount of your Target Death Benefit.

Subject to the requirements outlined in the Changes in the Amount of Your Insurance Coverage section on page 35, once each policy year you may change the amount of your Adjustable Term Insurance Rider coverage (and thereby your Target Death Benefit) provided:

  No coverage under the Adjustable Term Insurance Rider is allowed during the first policy year;

  The minimum incremental increase in rider coverage generally must be at least 2.00% of your initial Target Death Benefit;

  The maximum incremental increase in rider coverage may not exceed the lesser of 25.00% of the amount of your initial Target Death Benefit or 200.00% of the most recent increase in rider coverage;

  All increases in rider coverage, in total, may not exceed the lesser of four times the amount of your initial Stated Death Benefit or $20,000,000.00; and

  On the effective date of any unscheduled increase in the amount of your Target Death Benefit, no more than 75.00% of your Target Death Benefit may be provided under the Adjustable Term Insurance Rider.

There may be underwriting or other requirements that must be met before we will approve coverage under the Adjustable Term Insurance Rider or any change to that coverage.

In certain circumstances we may choose to waive one or more of the issue requirements for and/or limitations on changes in Adjustable Term Insurance Rider Coverage, including those in which the policy is issued in relation to certain deferred compensation arrangements and other company approved advanced sales concepts. We will not unfairly discriminate in any such waiver.

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Unless you request and we approve a new schedule of changes in the amount of your Target Death Benefit, any request to change the amount of your Target Death Benefit will automatically terminate all changes that were previously scheduled. After the change the amount of your Target Death Benefit will remain level and be equal to the amount in effect immediately following the change, unless you request and we approve a new schedule of Target Death Benefits.

Partial withdrawals, changes from Death Benefit Option 1 to Death Benefit Option 2 and decreases in the amount of your Stated Death Benefit may reduce the amount of your Target Death Benefit. See Partial Withdrawals, page 61; and Changes in the Amount of Your Insurance Coverage, page 35.

There is no defined premium for a given amount of adjustable term insurance benefit. Instead, we deduct a separate monthly cost of insurance charge from your Account Value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider benefit multiplied by the amount of adjustable term insurance benefit in effect at the Monthly Processing Date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender and risk class of the insured person, as well as the length of time since your rider effective date. See the Optional Rider Fees and Charges table beginning on page 9 for the minimum and maximum Adjustable Term Insurance Rider cost of insurance charge rates and the rates for a representative insured person.

The total charges that you pay may be more or less if you have some coverage under an Adjustable Term Insurance Rider rather than just Stated Death Benefit coverage under the policy. Consult with your agent/registered representative about the appropriate usage of the Adjustable Term Insurance Rider in your particular situation.

If you increase the Target Death Benefit after the rider effective date, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original risk class even though satisfactory new evidence of insurability is required for the increase. See Cost of Insurance, page 29.

Not all policy features may apply to the Adjustable Term Insurance Rider. The rider does not contribute to the Account Value or to the Surrender Value. It does not affect investment performance and cannot be used for a loan. The Adjustable Term Insurance Rider provides benefits only at the insured person’s death.

This rider will terminate on the earliest of the following dates:

  The date the policy lapses (the expiration date of the policy grace period without our receipt of the required premium payment);

  The date the policy is terminated or surrendered;

  The next Monthly Processing Date after we receive your written notice to cancel the rider; or

  The policy anniversary nearest the insured’s 121st birthday.

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Important Information About the Adjustable Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Adjustable Term Insurance Rider. Working with your agent/registered representative, consider the following when deciding whether to include coverage under the Adjustable Term Insurance Rider:

  Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the Account Value. Accordingly, please be aware that some policy fees and charges that apply to coverage under the base policy may not apply to coverage under the Adjustable Term Insurance Rider.

  Features and Benefits. Certain features and benefits are limited or unavailable if you have Adjustable Term Insurance Rider coverage.

  Compensation. We generally pay more compensation to your agent/registered representative on premiums paid for coverage under the base policy than we do on premiums paid for coverage under the Adjustable Term Insurance Rider. See Distribution of the Policy, page 81.

With these factors in mind, you should discuss with your agent/registered representative how the use of the Adjustable Term Insurance Rider will affect the costs, benefits, features and performance of your policy. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the policy or the Adjustable Term Insurance Rider, and you should read them carefully to fully understand their benefits and limitations.

Guaranteed Death Benefit Rider. The Guaranteed Death Benefit Rider provides a guarantee that your policy and any Adjustable Term Insurance Rider coverage will not lapse for the greater of 20 years or to age 65 provided:

· Your cumulative premium payments minus any partial withdrawals and any outstanding Loan Amount are at least equal to the sum of the guarantee period monthly premium to the next Monthly Processing Date; and
· Your Net Account Value meets one of the following diversification requirements:
> Your Net Account Value is allocated to at least five investment options with no more than 35.00% invested in any one investment option; or
> At least 65.00% of your Net Account Value is allocated to one or more of the ING Retirement portfolios.

Each month during the guarantee period we deduct a charge for this rider based on a rate that varies depending on the issue age of the insured person. See the Optional Rider Fees and Charges table beginning on page 9. The amount of this charge will be determined by dividing the amount of guaranteed coverage by 1,000 and multiplying the result by the rate set forth in your policy. The amount of guaranteed coverage equals the amount of your Target Death Benefit minus your Account Value.

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You should consider the following when deciding whether to add the Guaranteed Death Benefit Rider to your policy:

  This rider is available for issue ages 25-75;

  You may add this rider only when you apply for the base policy and the guarantee period begins on the Policy Date;

  The guarantee period monthly premium required to keep this rider in effect is equal to 1/12th of the guarantee period annual premium set forth in your policy schedule and will be based on monthly rates that vary according to the insured person’s gender, risk class, age and death benefit option selected;

  If your policy benefits change, the guarantee period annual premium (and consequently your guarantee period monthly premium) for this rider will also change;

  Transfers between investment options that are made in response to our notice to you that your policy is not sufficiently diversified will not count as transfers for purposes of any limits or restrictions on transfers that we may impose (see Transfers, page 55);

  This rider covers only your base policy and Adjustable Term Insurance Rider, if any. If your policy and any Adjustable Term Insurance Rider are kept in force because of the guarantee under this rider, coverage under all other riders may terminate;

  This rider may not be available for certain risk classes;

  This rider cannot be added to a policy with Death Benefit Option 3;

  You may terminate this rider at any time during the guarantee period upon written notice to us;

  A loan may cause the termination of this guarantee because we deduct your outstanding Loan Amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

  Even if this rider terminates, your policy will not necessarily lapse (see Lapse, page 64).

We will notify you if on any Monthly Processing Date you have not paid enough premium to keep this rider in force or your policy is not sufficiently diversified. This notice will show the amount of premium required to maintain this rider benefit and, if applicable, explain the diversification requirement. If we do not receive the required premium payment or you do not adequately diversify your policy within 61 days from the date of our notice, this rider will terminate. If this rider terminates, it cannot be reinstated.

Waiver of Cost of Insurance Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period we waive the periodic fees and charges and rider charges during the disability period. The insured person must be no less than age 10 and no more than age 55. The cost of this rider is based on rates that vary based on several factors that may include rider duration and the insured person’s age. Rates for this rider generally increase each year after the first rider year until age 59 and generally decrease thereafter. See the Optional Rider Fees and Charges table beginning on page 9 for the minimum rates, maximum rates and the rates for a representative insured person.

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A policy may contain either the Waiver of Cost of Insurance Rider or the Waiver of Specified Premium Rider, but not both.

Waiver of Specified Premium Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period we credit a specified premium amount monthly to your policy during the disability period. Subject to our underwriting, you specify this amount on the application for the policy. The insured person must be no less than age 10 and no more than age 55. The minimum coverage under this rider is $25.00 per month. The cost of this rider is based on rates that vary based on several factors that may include the insured person’s age. Rates for this rider generally increase each year after the first rider year until age 59 and generally decrease thereafter.

See the Optional Rider Fees and Charges table beginning on page 9 for the minimum rates, maximum rates and the rates for a representative insured person.

A policy may contain either the Waiver of Specified Premium Rider or the Waiver of Cost of Insurance Rider, but not both.

Automatic Rider Benefits

The following rider benefits may come with your policy automatically.

Accelerated Benefit Rider. Under certain circumstances, the Accelerated Benefit Rider allows you to accelerate payment of a portion of the eligible death benefit that we otherwise would pay upon the insured person’s death.

Generally, we will provide an accelerated benefit under this rider if the insured person has one or more of the following:

·	A non-correctable illness or physical condition that, with a reasonable degree of medical certainty, will result in the death of the insured person in less than 12 months from the date of receipt of certification by a physician;
·	A medical condition that has required or requires extraordinary medical intervention without which the insured person would die. Such conditions may include, but are not limited to:
> A major organ transplant; and
> Continuous artificial life support.
·	A medical condition that usually requires continuous confinement in an eligible institution and in which the insured person is expected to remain for the rest of his or her life; or
·	A medical condition that would, in the absence of extensive or extraordinary medical treatment, result in a drastically limited life span.
Such conditions may include, but are not limited to:
> Coronary artery disease resulting in an acute infarction or requiring surgery;
> Permanent neurological deficit resulting from cerebral vascular accident;
or
> End stage renal failure.

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Before we will pay an accelerated benefit under this rider we will require certification by a licensed physician that the insured person meets one or more of these conditions.

The maximum accelerated benefit available under this rider is the lesser of 50.00% of the eligible death benefit that would be payable at the death of the insured person or $1,000,000.00. The minimum available accelerated benefit is $10,000.00.

Consider the following when deciding whether to accelerate the death benefit under this rider:

· Only one accelerated benefit may be paid per policy to which this rider is attached;
· We assess an administrative charge of up to $300.00 when we pay the accelerated benefit (see Transaction Fees and Charges table, beginning on page 8);
· The accelerated benefit will first be used to repay any outstanding Loan
Amount. The remainder of the accelerated benefit (less the administrative charge) will be paid to you;
· Accelerating the death benefit will not affect the amount of premium payable on the policy nor the cost of insurance or other charges due under the policy;
· The accelerated benefit requested plus any amounts we pay to keep the policy in force plus interest as described below will be a lien against the policy and any additional term insurance rider benefits that are part of the eligible death benefit. When there is a lien against your policy:
> The amount payable at the death of the insured under your policy and any additional term insurance rider benefits that are part of the eligible death benefit will be reduced by the amount of the lien;
> Your access to the value of your policy, if any, through surrender, withdrawal or loan will be limited to the excess of the value of your policy over the amount of the lien;
> You may not make any changes to your policy that would reduce the proceeds payable at death without written permission from us. We reserve the right to require you to repay all or part of the lien before you make any changes to your policy;
> Any premiums or other payments required under the terms of the policy will continue to be due and payable and will be based upon the pre-
accelerated benefit amount;
> Any payments required to keep the policy in force (not including scheduled premiums, minimum monthly premiums, or any other amount the payment of which will insure that the policy will not lapse notwithstanding the fact that the policy’s Net Account Value is zero or less) that are not paid by you will be paid by us, and the amount of any such payments will be added to the amount of the lien; and
> Interest on the amount of the lien accrues daily and is added to the amount of the lien. The maximum interest rate used will not be more than the greater of the current yield on 90 day treasury bills or the current maximum statutory adjustable policy loan interest rate.
· There may be tax consequences to requesting payment under this rider, and you should consult with a qualified tax adviser for further information. See
Accelerated Benefit Rider, page 70.

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Certain conditions, limitations, and restrictions on your receipt of an accelerated benefit payment under this rider are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit which guarantees that your policy will not lapse even if your Surrender Value or Net Account Value, as applicable, is not enough to pay the periodic fees and charges when due. This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding. See Distributions Other than Death Benefits, page 68.

You may exercise this rider by written request if all of the following conditions are met:

  You elected to have your policy meet the requirements of the guideline premium test (see Death Benefit Qualification Tests, page 37);

  At least 15 years have elapsed since your Policy Date;

  You are at least age 75;

  Your outstanding Loan Amount is equal to or greater than the amount of your Stated Death Benefit (or Target Death Benefit, if greater);

  Your outstanding Loan Amount excluding any unearned loan interest does not exceed your Account Value less the transaction charge for this rider (see Loan Division Value, page 53; see also Loan Interest, page 54);

  Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page 68); and

  Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Guideline Premium Test, page 37).

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:

On the Monthly Processing Date on or next following the date we receive your request to exercise this rider:
We will assess a one time transaction charge. This charge equals 3.50% of your Account Value (see Transaction Fees and Charges table, beginning on page 8);
If Death Benefit Option 2 or 3 is in effect, the death benefit option will automatically be changed to Death Benefit Option 1 (see Death Benefit Options, page 38);

The amount of insurance coverage after exercise of this rider will equal your Account Value (less the transaction charge) multiplied by the appropriate guideline premium test factor described in Appendix A;

Amounts allocated to the Subaccounts of the Separate Account will be transferred to the Guaranteed Interest Division; and
All other benefit riders will be terminated.

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Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:
We will continue to deduct monthly periodic fees and charges (other than the Mortality and Expense Risk charge which will no longer apply);
You may not make any further premium payments;
Any unpaid loan interest will be added to your Loan Division Value;
You may not make any future transfers from the Guaranteed Interest Division to the Subaccounts of the Separate Account;
You may not add any additional benefits by rider in the future; and
You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

This rider may not be available in all states. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state.

Account Value

Your Account Value equals the sum of your Separate Account, Guaranteed Interest Division and Loan Division values. Your Account Value reflects:

  The Net Premium applied to your policy;

  Any rider benefits applied to your policy;

  The fees and charges that we deduct;

  Any partial withdrawals you take;

  Interest earned on amounts allocated to the Guaranteed Interest Division;

  The investment performance of the mutual funds underlying the Subaccounts of the Separate Account; and

  Interest earned on amounts held in the Loan Division.

Your Net Account Value equals the Account Value minus any Loan Amount.

Separate Account Value

Your Separate Account Value equals your Account Value attributable to amounts invested in the Subaccounts of the Separate Account.

Determining Values in the Subaccounts. The value of the amount invested in each Subaccount is measured by Accumulation Units and Accumulation Unit Values. The value of each Subaccount is the Accumulation Unit Value for that Subaccount multiplied by the number of Accumulation Units you own in that Subaccount. Each Subaccount has a different Accumulation Unit Value.

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The Accumulation Unit Value is the value determined on each Valuation Date. The Accumulation Unit Value of each Subaccount varies with the investment performance of its underlying mutual fund. It reflects:

  Investment income;

  Realized and unrealized gains and losses;

  Fund expenses (including fund redemption fees, if applicable); and

  Taxes, if any.

  Valuation Date is a date on which a mutual fund values its shares and the New

York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each Valuation Date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of Valuation Date as needed in accordance with applicable federal securities laws and regulations.

You purchase Accumulation Units when you allocate premium or make transfers to a Subaccount (including transfers from the Loan Division) and when rider benefits are allocated to a Subaccount.

We redeem Accumulation Units:

  When amounts are transferred from a Subaccount (including transfers to the Loan Division);

  For the monthly deduction of the periodic fees and charges from your Account Value;

  For policy transaction fees (including fund redemption fees, if any);

  When you take a partial withdrawal;

  If you surrender your policy; and

  To pay the Death Benefit Proceeds.

To calculate the number of Accumulation Units purchased or sold we divide the dollar amount of your transaction by the Accumulation Unit Value for the Subaccount calculated at the close of business on the Valuation Date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our Customer Service Center in good order, so long as the date of receipt is a Valuation Date. We use the Accumulation Unit Value that is next calculated after we receive your premium or transaction request and we use the number of Accumulation Units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your Account Value on the Monthly Processing Date. If your Monthly Processing Date is not a Valuation Date, the monthly deduction is processed on the next Valuation Date.

The value of amounts allocated to the Subaccounts goes up or down depending on investment performance of the corresponding mutual funds. There is no guaranteed minimum value of amounts invested in the Subaccounts of the Separate Account.

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How We Calculate Accumulation Unit Values. We determine the Accumulation Unit Value for each Subaccount on each Valuation Date.

We generally set the Accumulation Unit Value for a Subaccount at $10.00 when the Subaccount is first opened. After that, the Accumulation Unit Value on any Valuation Date is:

  The Accumulation Unit Value for the preceding Valuation Date; multiplied by

  The Subaccount’s accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a Valuation Date and ends at 4:00 p.m. Eastern time on the next Valuation Date. We reserve the right to revise the definition of valuation period as needed in accordance with applicable federal securities laws and regulations.

We calculate an accumulation experience factor for each Subaccount every Valuation Date as follows:

  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that Valuation Date;

  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;

  We subtract a charge for taxes, if applicable; and

  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous Valuation Date.

Guaranteed Interest Division Value

Your Guaranteed Interest Division value equals the Net Premium you allocate to the Guaranteed Interest Division, plus any rider benefits allocated to the Guaranteed Interest Division, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your Account Value. See The Guaranteed Interest Division, page 20.

Loan Division Value

When you take a loan from your policy we transfer an amount equal to your loan to the Loan Division as collateral for your loan. The Loan Division is part of our general account and we credit interest to the amount held in the Loan Division. Your Loan Division Value on any Valuation Date is equal to:

  The Loan Division Value on the prior Valuation Date; plus

  Any loan interest credited to the Loan Division during the valuation period; plus

  The amount of any new loan taken during the valuation period; minus

  Any loan repayments, including the repayment of loan interest; plus

  The amount of accrued and unpaid loan interest if the Valuation Date is a policy anniversary; minus

  The amount of loan interest credited to the Loan Division during the prior policy year if the Valuation Date is a policy anniversary. See Loans, page 54.

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Special Features and Benefits

Loans

You may borrow money from us at any time after the first policy month, by using your policy as collateral for the loan. Unless state law requires otherwise, a new loan must be at least $500.00 and the maximum amount you may borrow is generally limited to the Net Surrender Value of your policy less the estimated monthly deduction for the next three months.

Your loan request must be directed to our Customer Service Center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each investment option in which your Net Account Value is allocated, including the Guaranteed Interest Division.

If you request an additional loan, we add the new loan to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the Loan Division with interest at an annual rate of 2.00%. Interest that we credit to the Loan Division becomes part of your Loan Division Value until the next policy anniversary when it is transferred to the investment options according to your most recent allocation instructions.

We also charge interest on loans you take. The annual interest rate charged is currently 2.75% in policy years one through ten (the maximum amount that may be charged) and 2.00% in all years thereafter (guaranteed not to exceed 2.15%). Loans with this reduced interest rate are called preferred loans. Interest accrues daily but is due in arrears on each policy anniversary. If you do not pay the interest when it is due, we add it to your outstanding Loan Amount.

Loan Repayment. You may repay your loan at any time. We assume that payments you make, other than scheduled premium payments, are loan repayments. You must tell us if you want unscheduled payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the Loan Division to the Subaccounts and Guaranteed Interest Division in the same proportion as your current premium allocation, unless you tell us otherwise.

Loan Amount. The Loan Amount on any date is equal to:

  Any outstanding loan plus accrued loan interest as of the beginning of the policy year; plus

  New loans; plus

  Accrued but unpaid loan interest; minus

  Loan repayments.

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Effects of a Loan. Using your policy as collateral for a loan will affect your policy in various ways. You should carefully consider the following before taking a loan:

  Failure to make loan repayments could cause your policy to lapse;

  A loan may cause the termination of the Guaranteed Death Benefit Rider because we deduct your outstanding Loan Amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the rider in effect;

  Taking a loan reduces your opportunity to participate in the investment performance of the Subaccounts and the interest guarantees of the Guaranteed Interest Division;

  Accruing loan interest will change your Account Value as compared to what it would have been if you did not take a loan;

  Even if you repay your loan, it will have a permanent effect on your Account Value;

  If you use the continuation of coverage feature and you have a loan, loan interest continues to accrue and could cause your policy to lapse;

  If you do not repay your loan we will deduct any outstanding Loan Amount from amounts payable under the policy; and

  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 68.

Transfers

You currently may make an unlimited number of transfers of your Separate Account Value between the Subaccounts and to the Guaranteed Interest Division. Transfers are subject to any conditions, limits or charges (including fund redemption fees) that we or the funds whose shares are involved may impose, including:

  If your state requires a refund of premium during the right to examine period, you may not make transfers until after your right to examine period ends;

  The minimum amount you may transfer is $100.00;

  If the amount remaining in the investment option after a transfer will be less than $100.00, we will transfer the entire amount; and

  We may limit the number of transfers or restrict or refuse transfers because of frequent or disruptive transfers, as described below.

Any conditions or limits we impose on transfers between the Subaccounts or to the Guaranteed Interest Division will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services, who violate our excessive trading policy. See Limits on Frequent and Disruptive Transfers, page 58.

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One transfer from the Guaranteed Interest Division to the Subaccounts of the Separate Account may be made each policy year, but only within 30 days after the policy anniversary. This transfer is limited to the greater of:

  25.00% of your Guaranteed Interest Division value at the time of the first such transfer;

  The sum of the amounts transferred and partially withdrawn from the Guaranteed Interest Division during the prior policy year; or

  $100.00.

We reserve the right to liberalize these restrictions on transfers from the Guaranteed Interest Division, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the Valuation Date we receive your request in good order, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime you have at least $10,000.00 invested in a Subaccount that invests in the ING Limited Maturity Bond Portfolio or the ING Liquid Assets Portfolio (the “source Subaccount”), you may elect dollar cost averaging. There is no charge for this feature.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount or percentage of Subaccount value from the source Subaccount to one or more of the other Subaccounts. We do not permit transfers to the Guaranteed Interest Division or the Loan Division under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis.

This systematic plan of transferring Account Values is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps reduce the risk of investing too little when the price of a fund’s shares is low. Because you transfer the same dollar amount to the Subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of all premium received during the right to examine period, dollar cost averaging begins after the end of your right to examine period.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source Subaccount cannot be included in your automatic rebalancing program.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

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You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on:

  The date you specify;

  The date your balance in the source Subaccount reaches a dollar amount you set;

  The date your balance in the source Subaccount is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source Subaccount to the other Subaccounts you have selected; or

  Any date when dollar cost averaging transfers are scheduled and the policy is in the grace period.

Automatic Rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your Separate Account and Guaranteed Interest Division values among your chosen investment options. There is no charge for this feature.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your right to examine period if your state requires return of premium during the right to examine period). If you do not request a date, processing is on the last Valuation Date of the calendar quarter in which we receive your request in good order at our Customer Service Center.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source Subaccount for your dollar cost averaging program cannot be included in your automatic rebalancing program. You may not include the Loan Division.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the Valuation Date that we receive it in good order at our Customer Service Center. If you reduce the amount allocated to the Guaranteed Interest Division, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division.

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If you have a death benefit guarantee and you ask for an automatic rebalancing allocation that does not meet the death benefit guarantee diversification requirements, we will notify you and ask you for revised instructions. If you have a death benefit guarantee and you terminate automatic rebalancing, you still must meet the diversification requirements for the guarantee period to continue. See Death Benefit Guarantee Riders, page 41.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if the policy is in the grace period on any date when automatic rebalancing transfers are scheduled.

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a mutual fund and raise its expenses through:

  Increased trading and transaction costs;

  Forced and unplanned portfolio turnover;

  Lost opportunity costs; and

  Large asset swings that decrease the fund’s ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

  Meets or exceeds our current definition of Excessive Trading, as defined below; or

  Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

  More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

  Six round-trips involving the same fund within a rolling twelve month period.

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The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, partial withdrawals and loans);

  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;

  Purchases and sales of fund shares in the amount of $5,000.00 or less;

  Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and

  Transactions initiated by us, another member of the ING family of companies or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (VRU), telephone calls to the ING Customer Service Center or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling 12 month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

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Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

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Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding policy owner transactions, including, but not limited to, information regarding fund transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a policy owner’s transactions if the fund determines that the policy owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or Account Value to the fund or all funds within the fund family.

Conversion to a Fixed Policy

During the first two policy years you may permanently convert your policy to a fixed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new fixed benefit policy, we will permanently transfer the amounts you have invested in the Subaccounts of the Separate Account to the Guaranteed Interest Division and allocate all future Net Premium to the Guaranteed Interest Division. After you exercise this right you may not allocate future premium payments or make transfers to the Subaccounts of the Separate Account. We do not charge for this change. Contact our Customer Service Center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year (or the first policy year for “in corridor” policies) you may withdraw part of your policy’s Surrender Value. Twelve partial withdrawals are currently allowed each policy year, and a partial withdrawal must be at least $500.00. The maximum partial withdrawal you may take is the amount which leaves $500.00 as your Net Surrender Value (or for in corridor policies during the first policy year, the amount that would cause your policy to no longer qualify as “in corridor”). If your partial withdrawal request is for more than the maximum, we will require you to surrender your policy or reduce the amount of the partial withdrawal.

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A policy is “in corridor” if:

  Under Death Benefit Option 1, your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than the amount of your Stated Death Benefit;

  Under Death Benefit Option 2, your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your Stated Death Benefit plus your Account Value; or

  Under Death Benefit Option 3, your Account Value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your Stated Death Benefit plus the sum of your premium payments minus partial withdrawals.

We charge a partial withdrawal fee of $10.00 for each partial withdrawal. See Partial Withdrawal Fee, page 27.

Unless you specify a different allocation, we will take partial withdrawals from the Guaranteed Interest Division and the Subaccounts of the Separate Account in the same proportion that your value in each has to your Net Account Value immediately before the partial withdrawal. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. However, amounts withdrawn from the Guaranteed Interest Division may not exceed the amount of the total partial withdrawal multiplied by the ratio of your Guaranteed Interest Division Value to your Net Account Value immediately before the partial withdrawal.

Unless you request otherwise, proceeds from a partial withdrawal generally will be paid into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 76.

Effects of a Partial Withdrawal. We will reduce your Account Value by the amount of the partial withdrawal plus the partial withdrawal fee. Your Account Value may also be reduced by the amount of a surrender charge if you take a partial withdrawal which decreases your Stated Death Benefit.

A partial withdrawal may also cause the termination of the Guaranteed Death Benefit Rider because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the guarantee.

The amount of your Stated Death Benefit is not reduced by the amount of a partial withdrawal when the Base Death Benefit has been increased to qualify your policy as life insurance under the Internal Revenue Code and the amount withdrawn is not greater than that which reduces your Account Value to the level which no longer requires that the Base Death Benefit be increased for Internal Revenue Code purposes. Otherwise, depending upon the death benefit option in effect, a partial withdrawal may reduce the amount of your Stated Death Benefit.

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Under Death Benefit Option 1, a partial withdrawal will reduce the amount of your Stated Death Benefit by the amount of the partial withdrawal.

Under Death Benefit Option 2, a partial withdrawal will not reduce the amount of your Stated Death Benefit.

Under Death Benefit Option 3, a partial withdrawal will reduce the amount of your Stated Death Benefit by the amount of a partial withdrawal in excess of the total premium we have received from you minus the sum of all your prior partial withdrawals.

If a partial withdrawal reduces the amount of Stated Death Benefit, the Target Death Benefit will also be reduced for the current year and all future years by an equal amount. Therefore, a partial withdrawal can affect the amount of pure insurance protection under the policy.

We will not allow a partial withdrawal if the amount of Target Death Benefit after the partial withdrawal would be less than $100,000.00.

A reduction in the amount of Stated Death Benefit as a result of a partial withdrawal will be pro-rated among the existing coverage Segments, unless state law requires otherwise.

A partial withdrawal may have adverse tax consequences depending on the circumstances. See Tax Status of the Policy, page 66.

Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

Surrender

You may surrender your policy for its Net Surrender Value at any time after the right to examine period while the insured person is alive. Your Net Surrender Value is equal to your Surrender Value minus any outstanding Loan Amount. Your Surrender Value is equal to your Account Value minus any applicable surrender charge.

You may take your Net Surrender Value in other than one payment.

We compute your Net Surrender Value as of the Valuation Date we receive your written surrender request in good order and policy at our Customer Service Center. All insurance coverage ends on the date we receive your surrender request and policy.

Unless you request otherwise, we will deposit your Net Surrender Value into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 76.

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If you surrender your policy we may deduct a surrender charge. See Surrender Charge, page 27. Surrender of your policy may have adverse tax consequences.

See Distributions Other than Death Benefits, page 68.

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any Monthly Processing Date:

  The Guaranteed Death Benefit Rider is in effect;

  Your Net Account Value is enough to pay the periodic fees and charges when due; or

  During the continuation of coverage period, your Account Value exceeds your outstanding Loan Amount.

Grace Period. If on a Monthly Processing Date you do not meet any of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges, and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, and then we deduct the overdue amounts from your Account Value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining Separate Account and Guaranteed Interest Division values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period we pay Death Benefit Proceeds to your beneficiaries with reductions for your outstanding Loan Amount and periodic fees and charges owed.

During the early policy years your Net Account Value may not be enough to cover the periodic fees and charges due each month, and you may need to pay sufficient premium to keep the death benefit guarantee in force. See Premium Payments, page 22.

If your policy lapses, any distribution of Account Value may be subject to current taxation. See Distributions Other than Death Benefits, page 68.

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Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy and its riders (other than the Guaranteed Death Benefit Rider) by written request any time within five years after it has lapsed and before the insured person reaches age 121. A policy that was surrendered may not be reinstated.

To reinstate the policy and available riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force during the grace period and for at least two months after reinstatement. When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining as if your coverage had not lapsed. If you had a loan existing when coverage lapsed, unless directed otherwise we will reinstate it with accrued but unpaid loan interest to the date of lapse.

When a policy is reinstated, unless otherwise directed by you, we will allocate the Net Premium received to the Subaccounts of the Separate Account and the Guaranteed Interest Division according to the premium allocation instructions in effect at the start of the grace period. Your Account Value on the reinstatement date will equal:

  The Account Value at the end of the grace period; plus

  The Net Premium paid on reinstatement; minus

  Any unpaid fees and charges through the end of the grace period.

  policy that lapses and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. You should consult with a qualified tax adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page 68.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. We have written this discussion to support the promotion and marketing of our products and we do not intend it as tax advice. This summary is not intended to and cannot be used to avoid any tax penalties that may be imposed upon you. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

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Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the Separate Account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits or deductions attributable to the Separate Account will first be used to reduce any income taxes imposed on the Separate Account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the Separate Account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the Separate Account, then we may impose a charge against the Separate Account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of either the cash value accumulation test or the guideline premium test. See Death Benefit Qualification Tests, page 37. If your variable life policy does not satisfy one of these two alternate tests, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page 67. If we return premium in order to bring your policy into compliance with the requirements of Section 7702, it will be refunded on a last-in, first-out basis and may be taken from the investment options in which your Account Value is allocated based on your premium allocation in effect.

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Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our Separate Account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the IRS has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each Subaccount and its corresponding mutual fund must meet certain tests. If these tests are not met your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each Subaccount’s corresponding mutual fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations and rulings because a Subaccount’s corresponding mutual fund fails to be adequately diversified for whatever reason, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and rulings and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and your Account Values. These differences could result in the IRS treating you as the owner of a pro rata share of the Separate Account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the Separate Account assets, or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each policy owner or beneficiary will determine the extent, if any, of those taxes and you should consult a qualified tax adviser.

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Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the Account Value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified tax adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract as described below. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and partial withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy’s value, determined without regard to any surrender charges, and the investment in the policy;

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  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and

  A 10.00% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to a policy owned by an individual where the distributions are (a) made on or after the date on which the taxpayer attains age 59½; (b) attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or (c) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a qualified tax adviser to determine whether or not you may be subject to this penalty tax.

If we discover that your policy has inadvertently become a modified endowment contract, unless you have indicated otherwise, we will assume that you do not want it to be classified as a modified endowment contract and attempt to fix this by refunding any excess premium with related interest. The excess gross premium will be refunded on a last-in, first-out basis and may be taken from the investment options in which your Account Value is allocated based on your premium allocation in effect.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10.00% additional income tax penalty.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

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Other Tax Matters

Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a qualified tax adviser before taking out a loan to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan (preferred loans are loans where the interest rate charged is less than or equal to the interest rate credited) available in the policy are uncertain. Before taking out a policy loan, you should consult a qualified tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy, other than a modified endowment contract, is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly. If your policy has large outstanding policy loans, you may have to choose between paying high premiums to keep the policy from lapsing and paying significant income tax if you allow the policy to lapse.

Accelerated Benefit Rider

The benefit payments under the Accelerated Benefit Rider are intended to be fully excludable from the gross income of the recipient if the recipient is the insured under the policy, or is an individual who has no business or financial connection with the insured. (See Accelerated Benefit Rider, page 48, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy

The tax consequences of continuing the policy after an insured person reaches age 100 are unclear. For example, in certain situations it is possible that after an insured person reaches age 100 the IRS could treat you as being in constructive receipt of the Account Value if the Account Value becomes equal to the death benefit. If this happens, an amount equal to the excess of the Account Value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the policy in force after an insured person reaches age 100.

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Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity or qualified long term care contract. We accept Section 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a qualified tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a qualified tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to return or refuse to accept all or part of your premium payments or to change your death benefit. We may reject any policy request, including a partial withdrawal request, if it would cause your policy to fail to qualify as life insurance or would cause us to return premium to you. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes. Any increase in your death benefit will cause an increase in your cost of insurance charges.

Policy Use in Various Plans and Arrangements

Policy owners may use the policy in various arrangements, including:

  Certain qualified plans;

  Non-qualified deferred compensation or salary continuance plans;

  Split dollar insurance arrangements;

  Executive bonus plans;

  Retiree medical benefit plans; and

  Other plans or arrangements.

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The tax consequences of these arrangements may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

Congress has enacted rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20.00% owner, or an officer, director or employee of a trade or business.) In addition, in certain instances a portion of the death benefit payable under an employer-owned policy may be taxable. As another example, special rules apply if a business is subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a qualified tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. However, if you reside in the U.S., we generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

Life Insurance Purchases by Non-Resident Aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30.00% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult a qualified tax adviser before purchasing a policy.

Ownership and Beneficiary Designations

Ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each policy owner or beneficiary will determine the extent, if any, of these taxes and you should consult a qualified tax adviser.

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Same-Sex Relationships

Currently, section 3 of the federal Defense of Marriage Act does not recognize same-sex relationships for purposes of federal law. Therefore, benefits afforded by federal tax law to an opposite-sex spouse under the Internal Revenue Code, such as the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code section 401(a)(9), are currently NOT available to persons in a same-sex relationship. Persons in a same-sex relationship who are considering the purchase of a policy should consult a qualified tax adviser.

Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the “value” of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Account Value or the Net Account Value. You should consult with a qualified tax adviser for guidance as to the appropriate methodology for determining the fair market value of your policy.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

ADDITIONAL INFORMATION

General Policy Provisions

Your Policy

The policy is a contract between you and us and is the combination of:

  Your policy;

  A copy of your original application and applications for benefit increases or decreases;

  Your riders;

  Your endorsements;

  Your policy schedule pages; and

  Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

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A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

We issue your policy at the insured person’s age (stated in your policy schedule) based on the nearest birthday to the Policy Date. On the Policy Date, the insured person can generally be no more than age 85.

We often use age to calculate rates, charges and values. We determine the insured person’s age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay Death Benefit Proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our Customer Service Center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the Death Benefit Proceeds. Other surviving beneficiaries receive Death Benefit Proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the Death Benefit Proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the Death Benefit Proceeds to you or to your estate, as owner. If a beneficiary is a minor, the Death Benefit Proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries during the insured person’s lifetime. We pay Death Benefit Proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page 70.

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Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries’ rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page 70.

Incontestability

After your policy has been in force during the lifetime of the insured person for two years from your Policy Date, we will not contest its validity except for nonpayment of premium. Likewise, after your policy has been in force during the lifetime of the insured person for two years from the effective date of any new coverage segment or benefit or from the date of reinstatement, we will not contest its validity except for nonpayment of premium.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person’s age or gender has been misstated, we adjust the death benefit to the amount that would have been purchased for the insured person’s correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your Account Value on the last Monthly Processing Date before the insured person’s death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane), within two years of your Policy Date, unless otherwise required by law, we limit Death Benefit Proceeds to:

  The total premium we receive to the time of death; minus

  Any outstanding Loan Amount; minus

  Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage Segment or other increase if the insured person commits suicide (while sane or insane), within two years of the effective date of a new coverage Segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and periodic fees and charges that were deducted for the increase.

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Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000.00, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page 64. See also Premium Payments Affect Your Coverage, page 24.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  Death Benefit Proceeds;

  Surrender Value;

  Partial withdrawals; and

  Loan proceeds.

We may delay processing these transactions if:

  The New York Stock Exchange is closed for trading;

  Trading on the New York Stock Exchange is restricted by the SEC;

  There is an emergency so that it is not reasonably possible to sell securities in the Subaccounts or to determine the value of a Subaccount’s assets; and

  A governmental body with jurisdiction over the Separate Account allows suspension by its order.

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SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the Subaccounts as of the Valuation Date of our receipt of your request at our Customer Service Center.

We determine the death benefit as of the date of the insured person’s death. The Death Benefit Proceeds are not affected by subsequent changes in the value of the Subaccounts.

We may delay payment from our Guaranteed Interest Division for up to six months, unless law requires otherwise, of surrender proceeds, partial withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Unless you request otherwise, we generally pay Death Benefit Proceeds, Surrender Value and partial withdrawals into an interest bearing account that may be accessed by you or the beneficiary, as applicable, through a checkbook feature. This interest bearing account is backed by our general account, and the checkbook feature may be used to access the payment at any time without penalty. This account is not FDIC insured. Interest credited on this account may be less than you could earn if the lump-sum payment was invested outside of the policy. Additionally, interest credited on this account may be less than interest paid under other settlement options, and we seek to make a profit on this account.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for changes to your policy or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person’s death, we may require proof of the deceased insured person’s age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person’s next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges may be provided to you and your agent/registered representative and his/her assistant. You may request such privileges for yourself and you may authorize us to grant such privileges to your agent/registered representative and his/her assistant by making the appropriate election(s) on your application or by contacting our Customer Service Center.

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Telephone privileges allow you or your agent/registered representative and his/her assistant to call our Customer Service Center to:

  Make transfers;

  Change premium allocations;

  Change your dollar cost averaging and automatic rebalancing programs; and

  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;

  Providing written confirmation of any transactions; and

  Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we reasonably believe telephone instructions to be genuine, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 58.

You may revoke these privileges at any time by writing to our Customer Service Center.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider’s or your agent/registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

Non-participation

Your policy does not participate in the surplus earnings of Security Life of Denver Insurance Company.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  Articles on variable life insurance and other information published in business or financial publications;

  Indices or rankings of investment securities; and

  Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the Subaccounts and funds. Past performance is not indicative of future performance of the Subaccounts or funds and is not reflective of the actual investment experience of policy owners.

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We may feature certain Subaccounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the Net Surrender Value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the Death Benefit Proceeds other than in one lump-sum payment, if you make this election during the insured person’s lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person’s death.

The investment performance of the Subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. The declared interest rate will never be less than 2.00%, and any declared interest rate will be in effect for at least 12 months. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20.00 and the total proceeds must be at least $2,000.00.

The following settlement options are available:

  Settlement Option 1: Payouts for a Designated Period. Based on your selection, we will pay annual, semi-annual, quarterly or monthly installments per year for a designated period that may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest as described below.

  Settlement Option 2: Life Income with Payouts for a Designated Period. Based on your selection, we will pay annual, semi-annual, quarterly or monthly installments per year throughout the payee's lifetime or, if longer, for a period of 5, 10, 15 or 20 years. The installment dollar amounts will be equal except for any excess interest as described below.

  Settlement Option 3: Hold at Interest. You may leave amounts on deposit with us that we will pay on the death of the payee, or at any earlier date you select. Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. You select whether interest will be left on deposit with us and accumulated or paid to you in monthly, quarterly, semi- annual or annual payments each year. You may not leave any amount on deposit for more than 30 years.

  Settlement Option 4: Payouts of a Designated Amount. Based on your selection, we will pay a designated amount in annual, semi-annual, quarterly or monthly equal installments per year until the proceeds, together with interest at the rate declared by us or at any higher rate required by law, are exhausted.

  Settlement Option 5: Other. Settlement may be made in any other manner as agreed in writing between you (or the beneficiary) and us.

If none of these settlement options have been elected, your Net Surrender Value or the Death Benefit Proceeds will be paid in one lump-sum payment.

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Unless you request otherwise, Death Benefit Proceeds generally will be paid into an interest bearing account that is backed by our general account. This account is not FDIC insured and can be accessed by the beneficiary through a checkbook feature. The beneficiary may access the Death Benefit Proceeds at any time without penalty. Interest credited on this account may be less than you could earn if the lump-sum payment was invested outside of the policy. Additionally, interest credited on this account may be less than interest paid under other settlement options, and we seek to make a profit on this account. See Transaction Processing, page 76.

Reports

Annual Statement. We will send you an annual statement once each policy year showing the amount of insurance coverage under your policy as well as your policy’s death benefit, Account and Surrender Values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

We send semi-annual reports with financial information on the mutual funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your Account Values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, planned premiums and rates of return (within limits) you specify. Unless not permitted under state law, we may assess a charge not to exceed $25.00 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page 28. Subject to regulatory approval, personalized illustrations may be based upon a weighted average rather than an arithmetic average of fund expenses.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our Customer Service Center toll-free at 1-877-253-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

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Distribution of the Policy

We sell the policy through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with ING America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy. ING America Equities, Inc. is organized under the laws of the State of Colorado, registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and a member of FINRA. Its principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2009, 2008 and 2007 the aggregate amount of underwriting commissions we paid to ING America Equities, Inc. was $23,513,844.00, $38,268,742.00 and $34,635,694.00, respectively.

ING America Equities, Inc. does not retain any commissions or other amounts paid to it by us for sales of the policy. Rather, it pays all the amounts received from us to the broker/dealers for selling the policy, and part of that payment goes to your agent/registered representative.

The following affiliated broker-dealers have entered into agreements with ING

America Equities, Inc. for the sale of our variable life products:

  ING Financial Advisers, LLC

  ING Financial Partners, Inc.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions which may include a portion for wholesaling or supplemental commissions. However categorized, commissions paid will not exceed the total of the percentages shown below.

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount and a percentage of premium we receive for the policy in excess of the target premium amount. We pay up to 90.00% of premium received up to target premium and 5.00% of premium received in excess of target premium received in the first policy year and 5.00% of premium received in renewal years two through ten. We pay up to 0.10% of the average Net Account Value in the eleventh through twentieth policy years and 0.05% thereafter (trail commission).

Supplemental or wholesaling commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of such commissions that we pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental commissions that we may pay is 43.50%.

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Generally, the commissions paid on premiums for Stated Death Benefit coverage under the policy are greater than those paid on premiums for coverage under the Adjustable Term Insurance Rider. Be aware of this and discuss with your agent/registered representative the appropriate usage of the Adjustable Term Insurance Rider for your particular situation.

In addition to the sales compensation described above, ING America Equities, Inc. or the company, as appropriate, may also pay broker/dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;

  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;

  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

  Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;

  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of the policy; and

  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre- approved training and education seminars and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the policy.

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The following is a list of the top 25 broker/dealers that, during 2009, received the most, in the aggregate, from us in connection with the sale of registered variable life insurance policies issued by us, ranked by total dollars received:

  ING Financial Partners, Inc.

  NFP Securities, Inc.

  LPL Financial Corporation

  Multi-Financial Securities Corporation

  AXA Advisors, LLC

  Financial Network Investment Corporation

  Triad Advisors, Inc.

  The Leaders Group, Inc.

  National Planning Corporation

  M Holdings Securities, Inc.

  SagePoint Financial, Inc.

  ProEquities, Inc.

  Centaurus Financial, Inc.

  Raymond James Financial Services, Inc.

  P.J. Robb Variable Corporation

  Capital Analysts Inc.

  QA3 Financial Corp.

  First Heartland Capital, Inc.

  Mutual Service Corporation

  Ogilvie Security Advisors

  Papalia Securities, Inc.

  Commonweath Financial Network® Inc.

  Ash Securities Wholesaling, Inc.

  Morgan Stanley Smith Barney LLC

  PlanMember Securities Corporation

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable life insurance policies. It is important for you to know that the payment of volume or sales-based compensation to a broker/dealer or registered representative may provide that registered representative a financial incentive to promote our policies over those of another company and may also provide a financial incentive to promote the policy offered by this prospectus over one of our other policies.

Legal Proceedings

We are not aware of any pending legal proceedings that involve the Separate Account as a party.

The company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the company’s operations or financial position.

ING VUL-DB
83

ING America Equities, Inc., the principal underwriter and distributor of the policy, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING America Equities, Inc. is not involved in any legal proceeding that, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the policy.

Financial Statements

Financial statements of the Separate Account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

ING VUL-DB
84

APPENDIX A

Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained		Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age	Factor	Age		Factor
0-40	2.50	48	1.97	56	1.46	64	1.22	72		1.11
41	2.43	49	1.91	57	1.42	65	1.20	73		1.09
42	2.36	50	1.85	58	1.38	66	1.19	74		1.07
43	2.29	51	1.78	59	1.34	67	1.18	75	– 90	1.05
44	2.22	52	1.71	60	1.30	68	1.17	91		1.04
45	2.15	53	1.64	61	1.28	69	1.16	92		1.03
46	2.09	54	1.57	62	1.26	70	1.15	93		1.02
47	2.03	55	1.50	63	1.24	71	1.13	94		1.01
								95	+	1.00

Cash Value Accumulation Test Factors

The cash value accumulation test factors vary depending on the age and gender of the insured person.

Generally, the cash value accumulation test requires that a policy’s death benefit must be sufficient so that the Account Value does not at any time exceed the net single premium required to fund the policy’s future benefits. The net single premium for a policy is calculated using the greater of 4.00% or the rates of interest guaranteed in the Guaranteed Interest Division of the policy and the 2001 Commissioner’s Standard Ordinary Mortality Table and will vary according to the age, gender and risk class of the insured person. The factors for the cash value accumulation test are then equal to 1 divided by the net single premium per dollar of paid up whole life insurance for the applicable age, gender and risk class.

A-1

APPENDIX B

Funds Available Through the Separate Account

The following chart lists the mutual funds that are currently available through the Subaccounts of the Separate Account, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus for each fund. If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating Account Value to the Subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
American Funds – Growth Fund	Investment Adviser:	Seeks growth of capital by investing
(Class 2)	Capital Research and Management	primarily in common stocks.
CompanySM
American Funds – Growth-Income	Investment Adviser:	Seeks capital growth and income over
Fund (Class 2)	Capital Research and Management	time by investing primarily in U.S.
	Company SM	common stocks or other securities that
demonstrate the potential for
appreciation and/or dividends.
American Funds – International	Investment Adviser:	Seeks growth of capital over time by
Fund (Class 2)	Capital Research and Management	investing primarily in common stocks
	Company	of companies located outside the
United States.
BlackRock Global Allocation V.I.	Investment Adviser:	The fund seeks to provide high total
Fund (Class III)	BlackRock Advisors, LLC	return through a fully managed
	Subadvisers:	investment policy utilizing U.S. and
	BlackRock Investment Management,	foreign equity, debt and money market
	LLC; BlackRock Asset Management	instruments, the combination of which
	U.K. Limited	will be varied from time to time both
with respect to types of securities and
markets in response to changing market
and economic trends.
Fidelity® VIP Contrafund Ò Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Service Class)	Fidelity Management & Research
Company
Subadvisers:
FMR Co., Inc.; Fidelity Management &
Research (U.K.) Inc.; Fidelity Research
& Analysis Company; Fidelity
Investments Japan Limited; Fidelity
International Investment Advisors;
Fidelity International Investment
Advisors (U.K.) Limited

Investment Adviser/
Fund Name	Subadviser	Investment Objective
Fidelity® VIP Equity-Income	Investment Adviser:	Seeks reasonable income. Also
Portfolio (Service Class)	Fidelity Management & Research	considers the potential for capital
	Company	appreciation. Seeks to achieve a yield
	Subadvisers:	which exceeds the composite yield on
	FMR Co., Inc.; Fidelity Management &	the securities comprising the Standard
	Research (U.K.) Inc.; Fidelity Research	& Poor's 500SM Index.
& Analysis Company; Fidelity
Investments Japan Limited; Fidelity
International Investment Advisors;
Fidelity International Investment
Advisors (U.K.) Limited
ING Artio Foreign Portfolio (Class I)	Investment Adviser:	Seeks long-term growth of capital.
Directed Services LLC
Subadviser:
Artio Global Management, LLC
ING BlackRock Large Cap Growth	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
BlackRock Investment Management,
LLC
ING Clarion Global Real Estate	Investment Adviser:	A non-diversified portfolio that seeks to
Portfolio (Class S)	ING Investments, LLC	provide investors with high total return,
	Subadviser:	consisting of capital appreciation and
	ING Clarion Real Estate Securities	current income.
LLC
ING DFA Global Allocation Portfolio	Investment Adviser:	Seeks high level of total return,
(Class I)	Directed Services LLC	consisting of capital appreciation and
	Subadviser:	income.
Dimensional Fund Advisors LP
ING DFA World Equity Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Dimensional Fund Advisors LP
ING FMRSM Diversified Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Fidelity Management & Research
Company
ING Franklin Templeton Founding	Investment Adviser:	Seeks capital appreciation and
Strategy Portfolio (Class I)	Directed Services LLC	secondarily, income.
ING Global Resources Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term capital appreciation.
Subadviser:
ING Investment Management Co.
ING JPMorgan Emerging Markets	Investment Adviser:	Seeks capital appreciation.
Equity Portfolio (Class I)	Directed Services LLC
Subadviser:
J.P. Morgan Investment Management Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING JPMorgan Small Cap Core	Investment Adviser:	Seeks capital growth over the long
Equity Portfolio (Class I)	Directed Services LLC	term.
Subadviser:
J.P. Morgan Investment Management
Inc.
ING Large Cap Growth Portfolio	Investment Adviser:	Seeks long-term capital growth.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co.
ING Limited Maturity Bond	Investment Adviser:	Seeks highest current income consistent
Portfolio (Class S)	Directed Services LLC	with low risk to principal and liquidity
	Subadviser:	and secondarily, seeks to enhance its
	ING Investment Management Co.	total return through capital appreciation
when market factors, such as falling
interest rates and rising bond prices,
indicate that capital appreciation may
be available without significant risk to
principal.
ING Liquid Assets Portfolio (Class S)	Investment Adviser:	Seeks high level of current income
	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co.
ING MFS Total Return Portfolio	Investment Adviser:	Seeks above-average income
(Class I)	Directed Services LLC	(compared to a portfolio entirely
	Subadviser:	invested in equity securities) consistent
	Massachusetts Financial Services	with the prudent employment of
	Company	capital. Secondarily seeks reasonable
opportunity for growth of capital and
income.
ING MFS Utilities Portfolio (Class S)	Investment Adviser:	Seeks total return.
Directed Services LLC
Subadviser:
Massachusetts Financial Services
Company
ING Marsico Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC
ING Marsico International	Investment Adviser:	Seeks long-term growth of capital.
Opportunities Portfolio (Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC
ING PIMCO Total Return Bond	Investment Adviser:	Seeks maximum total return, consistent
Portfolio (Class I)	Directed Services LLC	with preservation of capital and prudent
	Subadviser:	investment management.
Pacific Investment Management
Company LLC
ING Pioneer Fund Portfolio (Class I)	Investment Adviser:	Seeks reasonable income and capital
	Directed Services LLC	growth.
Subadviser:
Pioneer Investment Management, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Pioneer Mid Cap Value	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Pioneer Investment Management, Inc.
ING Retirement Growth Portfolio	Investment Adviser:	Seeks a high level of total return
(Class I)	Directed Services LLC	(consisting of capital appreciation and
	Asset Allocation Consultants:	income) consistent with a level of risk
	Asset Allocation Committee.	that can be expected to be greater than
that of ING Retirement Moderate
Growth Portfolio.
ING Retirement Moderate Growth	Investment Adviser:	Seeks a high level of total return
Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation and
	Asset Allocation Consultants:	income) consistent with a level of risk
	Asset Allocation Committee	that can be expected to be greater than
that of ING Retirement Moderate
Portfolio but less than that of ING
Retirement Growth Portfolio.
ING Retirement Moderate Portfolio	Investment Adviser:	Seeks a high level of total return
(Class I)	Directed Services LLC	(consisting of capital appreciation and
	Asset Allocation Consultants:	income) consistent with a level of risk
	Asset Allocation Committee	that can be expected to be less than that
of ING Retirement Moderate Growth
Portfolio.
ING T. Rowe Price Capital	Investment Adviser:	Seeks, over the long-term, a high total
Appreciation Portfolio (Class I)	Directed Services LLC	investment return, consistent with the
	Subadviser:	preservation of capital and prudent
	T. Rowe Price Associates, Inc.	investment risk.
ING T. Rowe Price Equity Income	Investment Adviser:	Seeks substantial dividend income as
Portfolio (Class I)	Directed Services LLC	well as long-term growth of capital.
Subadviser:
T. Rowe Price Associates, Inc.
ING U.S. Stock Index Portfolio	Investment Adviser:	Seeks total return.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co.
ING Van Kampen Growth and	Investment Adviser:	Seeks long-term growth of capital and
Income Portfolio (Class S)	Directed Services LLC	income.
Subadviser:
Invesco Advisers, Inc.
ING Wells Fargo Health Care	Investment Adviser:	A non-diversified portfolio that seeks
Portfolio (Class I)	Directed Services LLC	long-term capital growth.
Subadviser:
Wells Capital Management, Inc.
ING Baron Small Cap Growth	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
BAMCO, Inc.
ING Columbia Small Cap Value	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Columbia Management Advisors, LLC

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING JPMorgan Mid Cap Value	Investment Adviser:	Seeks growth from capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
J. P. Morgan Investment Management
Inc.
ING Oppenheimer Global	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
OppenheimerFunds, Inc.
ING Oppenheimer Global	Investment Adviser:	Seeks a high level of current income
Strategic Income Portfolio (Class	Directed Services LLC	principally derived from interest on
S)	Subadviser:	debt securities.
OppenheimerFunds, Inc.
ING Pioneer High Yield	Investment Adviser:	Seeks to maximize total return through
Portfolio (Class I)	Directed Services LLC	income and capital appreciation.
Subadviser:
Pioneer Investment Management, Inc.
ING T. Rowe Price Diversified	Investment Adviser:	Seeks long-term capital appreciation.
Mid Cap Growth Portfolio (Class	Directed Services LLC
I)	Subadviser:
T. Rowe Price Associates, Inc.
ING UBS U.S. Large Cap Equity	Investment Adviser:	Seeks long-term growth of capital and
Portfolio (Class I)	Directed Services LLC	future income.
Subadviser:
UBS Global Asset Management
(Americas) Inc.
ING Van Kampen Comstock	Investment Adviser:	Seeks capital growth and income.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Invesco Advisors, Inc.
ING Van Kampen Equity and	Investment Adviser:	Seeks total return, consisting of long-
Income Portfolio (Class I)	Directed Services LLC	term capital appreciation and current
	Subadviser:	income.
Invesco Advisors, Inc.
ING Balanced Portfolio (Class I)	Investment Adviser:	Prior to July 15, 2010, the portfolio
	ING Investments, LLC	seeks to maximize investment return,
	Subadviser:	consistent with reasonable safety of
	ING Investment Management Co.	principal, by investing in a diversified
portfolio of one or more of the
following asset classes: stocks, bonds
and cash equivalents, based on the
judgment of the portfolio’s
management, of which of those sectors
or mix thereof offers the best
investment prospects.

Effective July 15, 2010, the portfolio
seeks total return consisting of capital
appreciation (both realized and
unrealized) and current income; the
secondary investment objective is long-
term capital appreciation.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Intermediate Bond Portfolio	Investment Adviser:	Seeks to maximize total return
(Class I)	ING Investments, LLC	consistent with reasonable risk. The
	Subadviser:	portfolio seeks its objective through
	ING Investment Management Co.	investments in a diversified portfolio
consisting primarily of debt securities.
It is anticipated that capital
appreciation and investment income
will both be major factors in achieving
total return.
ING Growth and Income Portfolio	Investment Adviser:	Seeks to maximize total return through
(Class I)	ING Investments, LLC	investments in a diversified portfolio of
	Subadviser:	common stocks and securities
	ING Investment Management Co.	convertible into common stocks. It is
anticipated that capital appreciation and
investment income will both be major
factors in achieving total return.
ING Index Plus LargeCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	500® Composite Stock Price Index,
	ING Investment Management Co.	while maintaining a market level of
risk.
ING Index Plus MidCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	MidCap 400 Index, while maintaining a
	ING Investment Management Co.	market level of risk.
ING Index Plus SmallCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	SmallCap 600 Index, while maintaining
	ING Investment Management Co.	a market level of risk.
ING International Index Portfolio	Investment Adviser:	Seeks investment results (before fees
(Class S)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of a widely accepted
	ING Investment Management Co.	International Index.
ING RussellTM Large Cap Growth	Investment Adviser:	A non diversified portfolio that seeks
Index Portfolio (Class I)	ING Investments, LLC	investment results (before fees and
	Subadviser:	expenses) that correspond to the total
	ING Investment Management Co.	return of the Russell Top 200® Growth
Index.
ING RussellTM Large Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Russell Top 200®
	ING Investment Management Co.	Index.
ING RussellTM Large Cap Value	Investment Adviser:	A non diversified portfolio that seeks
Index Portfolio (Class I)	ING Investments, LLC	investment results (before fees and
	Subadviser:	expenses) that correspond to the total
	ING Investment Management Co.	return of the Russell Top 200® Value
Index.
ING RussellTM Mid Cap Growth	Investment Adviser:	A non-diversified portfolio that seeks
Index Portfolio (Class I)	ING Investments, LLC	investment results (before fees and
	Subadviser:	expenses) that correspond to the total
	ING Investment Management Co.	return of the Russell Midcap® Growth
Index.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING RussellTM Small Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Russell 2000® Index.
ING Investment Management Co.
ING Small Company Portfolio	Investment Adviser:	Seeks growth of capital primarily
(Class S)	ING Investments, LLC	through investment in a diversified
	Subadviser:	portfolio of common stocks of
	ING Investment Management Co.	companies with smaller market
capitalizations.
ING U.S. Bond Index Portfolio	Investment Adviser:	Seeks investment results (before fees
(Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Barclays Capital U.S.
	Neuberger Berman Fixed Income LLC	Aggregate Bond Index Ò .
ING SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.
M Business Opportunity Value	Investment Adviser:	Seeks to provide long-term capital
Fund *	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
Iridian Asset Management LLC
M Capital Appreciation Fund*	Investment Adviser:	Seeks to provide maximum capital
	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
Frontier Capital Management
Company, LLC
M International Equity Fund*	Investment Adviser:	Seeks to provide long-term capital
	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
Brandes Investment Partners, L.P.
M Large Cap Growth Fund*	Investment Adviser:	Seeks to provide long-term capital
	M Financial Investment Advisers, Inc.	appreciation.
Subadviser:
DSM Capital Partners LLC
Neuberger Berman AMT Socially	Investment Adviser:	Seeks long-term growth of capital by
Responsive Portfolio® (Class I)	Neuberger Berman Management LLC	investing primarily in securities of
	Subadviser:	companies that meet the portfolio’s
	Neuberger Berman LLC	financial criteria and social policy.

* This fund is only available through broker/dealers associated with the M Financial Group.

APPENDIX C

Glossary of Important Terms

This glossary identifies some of the important terms that we have used throughout this prospectus and that have special meaning.

Account Value: The Account Value is equal to the value of: (a) amounts allocated to the Subaccounts of the Separate Account; plus (b) amounts allocated to the Guaranteed Interest Division; plus (c) any amounts set aside in the Loan Division.

Accumulation Unit: An Accumulation Unit is a unit of measurement used to calculate the Account Value in each Subaccount of the Separate Account.

Accumulation Unit Value: The Accumulation Unit Value of a Subaccount of the Separate Account is determined as of each Valuation Date. We use an Accumulation Unit Value to measure the experience of each Subaccount of the Separate Account during a valuation period. The Accumulation Unit Value for a Valuation Date equals the Accumulation Unit Value for the preceding Valuation Date multiplied by the accumulation experience factor for the valuation period ending on the Valuation Date.

Age: Age is the age of the insured person on his or her birthday nearest the Policy Date. We issue your policy at the age shown in your Schedule.

Attained Age: Attained age is the insured person's age as of the Policy Date plus the number of completed policy years.

Base Death Benefit: The Base Death Benefit is the death benefit of your policy and does not include any additional death benefit provided by riders attached to your policy, if any. We calculate the Base Death Benefit according to one of three death benefit options.

Death Benefit Proceeds: Death Benefit Proceeds equals: (a) the Total Death Benefit in effect on the date of the Insured's death; minus (b) any outstanding Loan Amount; minus (c) any outstanding fees and charges incurred before the insured person’s death; and minus (d) any outstanding accelerated benefit lien including accrued lien interest.

General Account: The general account holds all of our assets other than those held in the Separate Account or our other separate accounts. The Guaranteed Interest Division is a part of the general account and provides guarantees of principal and interest. The Loan Division is also part of the general account.

Grace Period: The grace period is the 61 day period after which your policy will lapse unless you make a required premium payment. The grace period will begin on a Monthly Processing Date if on that date the Net Account Value is zero or less.

Guaranteed Interest Division: The Guaranteed Interest Division is another investment option to which you may allocate all or part of the Account Value. The value of the Guaranteed Interest Division is equal to amounts allocated to this division plus any credited interest minus deductions taken from this division.

Initial Period: The initial period begins on the Investment Date and ends on the date we mail your policy to you plus five days and plus the right to examine period.

Insured Person: The insured person is the person whose life is insured by your policy. The insured person may or may not be the owner of your policy.

Investment Date: The Investment Date is the first date on which we allocate the Net Premium payment to your policy. We will allocate the initial Net Premium to your policy at the end of the valuation period during which all of the following requirements are satisfied: (a) we receive the amount of premium required for coverage to begin under your policy; (b) we have approved your policy for issue; and (c) we have received all completed issue requirements at our Customer Service Center.

Loan Amount: The Loan Amount equals: (a) any outstanding loan plus accrued loan interest as of the beginning of the policy year; plus (b) new loans; plus (c) accrued but unpaid loan interest; minus (d) loan repayments.

Loan Division: The Loan Division is the part of the general account in which funds are set aside to secure payment of any Loan Amount.

Monthly Deduction: The monthly deduction is equal to the monthly cost of insurance charge, policy charge, administrative charge and mortality and expense risk charge for your policy and the monthly charges, if any, for additional benefits provided by your riders.

Monthly Processing Date: The Monthly Processing Date is the date each month on which the monthly deduction from the Account Value is due. The first Monthly Processing Date is the Policy Date or the Investment Date, if later. Subsequent Monthly Processing Dates are the same calendar day of each month as the Policy Date. If that date is not a Valuation Date, the Monthly Processing Date will be the next Valuation Date.

Net Account Value: The Net Account Value is equal to: (a) the Account Value; minus (b) any Loan Amount.

Net Premium: Net Premium equals: (a) the premium received; minus (b) the premium expense charge. We deduct this charge from each premium before allocating the premium to the Account Value.

Net Surrender Value: The Net Surrender Value equals: (a) the Surrender Value; minus (b) any Loan Amount.

Policy Date: The Policy Date is the date from which we measure policy years, policy months and policy anniversaries, and it determines the Monthly Processing Date.

Right to Examine Period: The right to examine period is the number of days after delivery of your policy during which you have the right to examine your policy and return it for a refund.

Scheduled Premium: Scheduled premium is the amount that you indicate on your application as the amount you intend to pay at fixed intervals over a certain period. You may specify the interval as monthly, quarterly, semiannually or annually.

Segment: A Segment is a piece of death benefit coverage. Each increase in the Stated Death Benefit (other than due to a death benefit option change) will create a new Segment.

Separate Account: The Separate Account is an account established by us, pursuant to the laws of the State of Colorado, to separate the assets funding the benefits for the class of policies to which this policy belongs from our other assets. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940.

Stated Death Benefit: The Stated Death Benefit is the sum of the Segments under your policy. The Stated Death Benefit changes when there is an increase, decrease, or a transaction that causes your policy to change.

Subaccounts: We divide the Separate Account into Subaccounts, each of which invests in a corresponding underlying mutual fund. The current eligible Subaccounts are shown in this prospectus. From time to time, we may add additional Subaccounts. If we do, we may allow you to choose from these other Subaccounts subject to the terms and conditions we may impose on your premium allocations.

Surrender Value: Surrender Value is equal to: (a) the Account Value, minus (b) surrender charges, if any.

Target Death Benefit: The Target Death Benefit is an amount of death benefit coverage scheduled by you at issue and it may vary by year. If you do not have the Adjustable Term Insurance Rider, the Target Death Benefit in all years is the same as the Stated Death Benefit.

Target Premium: Target premium for each Segment of Stated Death Benefit is actuarially determined based on the age, gender and risk class of the insured person. The target premium is used to determine the sales compensation we pay. Payment of the target premium does not guarantee that your policy will not lapse, and you may need to pay additional premiums to keep your policy in force.

Total Death Benefit: The Total Death Benefit is equal to the Base Death Benefit, plus the death benefit from your Adjustable Term Insurance Rider, if any.

Valuation Date: A Valuation Date is each date on which the Accumulation Unit Value of the Subaccounts of the Separate Account and the net asset value of the shares of the corresponding mutual funds are determined. Currently, these values are determined after the close of business of the New York Stock Exchange (“NYSE”) on any normal business day, Monday through Friday, when the NYSE is open for trading.

Valuation Period: A valuation period is the period that begins at 4:00 p.m. Eastern time on a Valuation Date and ends at 4:00 p.m. Eastern time on the next Valuation Date.

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the Separate Account or the policy, the following documents are available free upon request:

  Statement of Additional Information (“SAI”) – The SAI contains more specific information about the Separate Account and the policy, as well as the financial statements of the Separate Account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:

Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Security Life Separate Account L1	1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company	1

  A personalized illustration of policy benefits – A personalized illustration can help you understand how the policy works, given the policy’s fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy’s death benefits, Account Value and Surrender Value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $25.00 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page 28.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

ING Customer Service Center
P.O. Box 5065
Minot, ND 58702-5065
1-877-253-5050
www.ingservicecenter.com

If you received a summary prospectus for any of the mutual funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus. Additional information about us, the Separate Account or the policy (including the SAI) can be reviewed and copied from the SEC’s Internet website (www.sec.gov) or at the SEC’s Public Reference Branch in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC’s Public Reference Branch at 100 F Street, NE, Room 1580, Washington, DC 20549. More information about operation of the SEC’s Public Reference Branch can be obtained by calling 202-551-8090. When looking for information regarding the policy offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the 1933 Act. This number is 333-168047.

1940 Act File No. 811-08292
1933 Act file No. 333-168047

SECURITY LIFE SEPARATE ACCOUNT L1 OF

SECURITY LIFE OF DENVER INSURANCE COMPANY

Statement of Additional Information Dated October 8, 2010

ING VUL-DB

A Flexible Premium Adjustable Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current ING VUL-DB prospectus dated October 8, 2010. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Security Life Separate Account L1.

A free prospectus is available upon request by contacting the Security Life of Denver Insurance Company’s Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, by calling 1-877-253-5050 or by accessing the SEC’s website at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS

Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Security Life Separate Account L1	1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company	1

GENERAL INFORMATION AND HISTORY

Security Life of Denver Insurance Company (the “company,” “we,” “us,” “our”) issues the policy described in the prospectus and is responsible for providing each policy’s insurance benefits. We are a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado and an indirect, wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699.

We established the Security Life Separate Account L1 (the “Separate Account”) on November 3, 1993, as one of our separate accounts under the laws of the State of Colorado for the purpose of funding variable life insurance policies issued by us. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available Subaccounts of the Separate Account. Each Subaccount invests in shares of a corresponding mutual fund at net asset value. We may make additions to, deletions from or substitutions of available mutual funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the mutual funds or affiliates of the mutual funds available through the policies. See “Fees and Charges” in the prospectus.

The company maintains custody of the assets of the Separate Account. As custodian, the company holds cash balances for the Separate Account pending investment in the mutual funds or distribution. The mutual funds in whose shares the assets of the Subaccounts of the Separate Account are invested each have custodians, as discussed in the respective mutual fund prospectuses.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the Subaccounts of the Separate Account and the mutual funds available for investment through the Subaccounts of the Separate Account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. SUCH PERFORMANCE INFORMATION FOR THE SUBACCOUNTS WILL REFLECT THE DEDUCTION OF ALL FUND FEES AND CHARGES, INCLUDING INVESTMENT MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES BUT WILL NOT REFLECT DEDUCTIONS FOR ANY POLICY FEES AND CHARGES. IF THE POLICY’S TAX, SALES, COST OF INSURANCE, MORTALITY AND EXPENSE RISK, POLICY AND ADMINISTRATIVE CHARGES AND THE OTHER TRANSACTION, PERIODIC OR OPTIONAL BENEFITS FEES AND CHARGES WERE DEDUCTED, THE PERFORMANCE SHOWN WOULD BE SIGNIFICANTLY LOWER.

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Performance history of the Subaccounts of the Separate Account and the corresponding mutual funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the mutual fund has been in existence for these periods) and since the inception date of the mutual fund (if the mutual fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a Subaccount commenced operation. We will calculate such performance information based on the assumption that the Subaccounts were in existence for the same periods as those indicated for the mutual funds, with the level of charges at the Separate Account level that were in effect at the inception of the Subaccounts. Performance information will be specific to the class of mutual fund shares offered through the policy, however, for periods prior to the date a class of mutual fund shares commenced operations, performance information may be based on a different class of shares of the same mutual fund. In this case, performance for the periods prior to the date a class of mutual fund shares commenced operations will be adjusted by the mutual fund fees and expenses associated with the class of mutual fund shares offered through the policy.

We may compare performance of the Subaccounts and/or the mutual funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the Subaccounts, whose performance is reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar. Inc. (“Morningstar”) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s and Fortune. Lipper and Morningstar are independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each Subaccount in advertising and sales literature to the Standard & Poor’s Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each Subaccount to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

To help you better understand how your policy’s death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and Separate Account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the mutual funds of 0.00% and other percentages not to exceed 12.00% or on the actual historical experience of the mutual funds as if the Subaccounts had been in existence and a policy issued for the same periods as those indicated for the mutual funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065 or by calling 1-877-253-5050.

3

EXPERTS

The statements of assets and liabilities of Security Life Separate Account L1 as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of Security Life of Denver Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Separate Account reflect the operations of the Separate Account as of and for the year ended December 31, 2009, and have been audited by Ernst & Young LLP, independent registered public accounting firm.

The statutory basis financial statements of the Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, have been audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements of the Company should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. The statutory basis financial statements of the Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Colorado Division of Insurance.

The primary business address of Ernst & Young LLP is Suite 1000, 55 Ivan Allen Jr. Boulevard, Atlanta, GA 30308.

4

FINANCIAL STATEMENTS Security Life of Denver Insurance Company Security Life Separate Account L1 Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

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SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Financial Statements Year ended December 31, 2009

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants Security Life of Denver Insurance Company

We have audited the accompanying statements of assets and liabilities of the investment divisions (the “Divisions”) constituting Security Life of Denver Insurance Company Security Life Separate Account L1 (the “Account”) as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Account is comprised of the following Divisions:

AIM Variable Insurance Funds:
  AIM V.I. Core Equity Fund - Series I Shares
  American Funds Insurance Series:
  American Funds Insurance Series® Growth Fund - Class 2
  American Funds Insurance Series® Growth-Income Fund - Class 2
  American Funds Insurance Series® International Fund - Class 2
BlackRock Variable Series Funds, Inc.:
  BlackRock Global Allocation V.I. Fund- Class III
Fidelity® Variable Insurance Products:
  Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® Variable Insurance Products II:
  Fidelity® VIP Contrafund® Portfolio - Service Class
  Fidelity® Variable Insurance Products V:
  Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
ING Balanced Portfolio, Inc.:
  ING Balanced Portfolio - Class I
ING Intermediate Bond Portfolio:
  ING Intermediate Bond Portfolio - Class I
ING Investors Trust:
  ING AllianceBernstein Mid Cap Growth Portfolio - Institutional Class
  ING Artio Foreign Portfolio – Institutional Class
  ING BlackRock Large Cap Growth Portfolio - Institutional Class
  ING BlackRock Large Cap Value Portfolio - Institutional Class
  ING Clarion Global Real Estate Portfolio - Service Class
  ING Evergreen Health Sciences Portfolio - Institutional Class
  ING Evergreen Omega Portfolio - Institutional Class
  ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
  ING Focus 5 Portfolio - Class I
  ING Franklin Templeton Founding Strategy Portfolio - Institutional Class
  ING Global Resources Portfolio - Institutional Class
  ING Growth and Income Portfolio II - Institutional Class
  ING Index Plus International Equity Portfolio - Service Class
  ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class
  ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class
  ING JPMorgan Value Opportunities Portfolio - Institutional Class
  ING LifeStyle Aggressive Growth Portfolio - Institutional Class
  ING LifeStyle Growth Portfolio - Institutional Class
  ING LifeStyle Moderate Growth Portfolio - Institutional Class

ING Investors Trust (continued):
  ING LifeStyle Moderate Portfolio - Institutional Class
  ING Limited Maturity Bond Portfolio - Service Class
  ING Liquid Assets Portfolio - Institutional Class
  ING Liquid Assets Portfolio - Service Class
  ING Lord Abbett Affiliated Portfolio - Institutional Class
  ING Marsico Growth Portfolio - Institutional Class
  ING Marsico International Opportunities Portfolio - Institutional Class
  ING MFS Total Return Portfolio - Institutional Class
  ING MFS Utilities Portfolio - Service Class
  ING Oppenheimer Main Street Portfolio® - Institutional Class
  ING PIMCO Total Return Bond Portfolio - Institutional Class
  ING Pioneer Fund Portfolio - Institutional Class
  ING Pioneer Mid Cap Value Portfolio - Institutional Class
  ING Retirement Growth Portfolio - Institutional Class
  ING Retirement Moderate Growth Portfolio - Institutional Class
  ING Retirement Moderate Portfolio - Institutional Class
  ING Stock Index Portfolio - Institutional Class
  ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class
  ING T. Rowe Price Equity Income Portfolio - Institutional Class
  ING Van Kampen Capital Growth Portfolio - Institutional Class
  ING Van Kampen Growth and Income Portfolio - Service Class
  ING Wells Fargo Small Cap Disciplined Portfolio - Service Class
ING Partners, Inc.:
  ING American Century Large Company Value Portfolio - Initial Class
  ING American Century Small-Mid Cap Value Portfolio - Initial Class
  ING Baron Small Cap Growth Portfolio - Initial Class
  ING Columbia Small Cap Value Portfolio - Initial Class
  ING JPMorgan Mid Cap Value Portfolio - Initial Class
  ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class
  ING Neuberger Berman Partners Portfolio - Initial Class
  ING Oppenheimer Global Portfolio - Initial Class
  ING Oppenheimer Strategic Income Portfolio - Service Class
  ING PIMCO Total Return Portfolio - Initial Class
  ING Pioneer High Yield Portfolio - Initial Class
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
ING UBS U.S. Large Cap Equity Portfolio - Initial Class

ING Partners, Inc. (continued):
  ING Van Kampen Comstock Portfolio - Initial Class
  ING Van Kampen Equity and Income Portfolio - Initial Class
  ING Strategic Allocation Portfolios, Inc.:
  ING Strategic Allocation Conservative Portfolio - Class I
  ING Strategic Allocation Growth Portfolio - Class I
  ING Strategic Allocation Moderate Portfolio - Class I
ING Variable Funds:
  ING Growth and Income Portfolio - Class I
  ING Variable Portfolios, Inc.:
  ING Index Plus LargeCap Portfolio - Class I
  ING Index Plus MidCap Portfolio - Class I
  ING Index Plus SmallCap Portfolio - Class I
  ING International Index Portfolio - Class S
  ING Opportunistic Large Cap Value Portfolio - Class I
  ING RussellTM Large Cap Growth Index Portfolio - Class I
  ING RussellTM Large Cap Index Portfolio - Class I
ING RussellTM Large Cap Value Index Portfolio - Class I

ING Variable Portfolios, Inc. (continued):
  ING RussellTM Mid Cap Growth Index Portfolio - Class
  ING RussellTM Small Cap Index Portfolio - Class I
  ING U.S. Bond Index Portfolio - Class I
  ING Variable Products Trust:
  ING MidCap Opportunities Portfolio - Class I
  ING SmallCap Opportunities Portfolio - Class I
M Fund, Inc.:
  Brandes International Equity Fund
  Business Opportunity Value Fund
  Frontier Capital Appreciation Fund
  M Large Cap Growth Fund
Neuberger Berman Advisers Management Trust:
  Neuberger Berman AMT Socially Responsive Portfolio® - Class I
Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting Security Life of Denver Insurance Company Security Life Separate Account L1 at December 31, 2009, the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Atlanta, Georgia April 9, 2010

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

			American	American
		American	Funds	Funds
		Funds	Insurance	Insurance	BlackRock
	AIM V.I. Core	Insurance	Series®	Series®	Global
	Equity Fund -	Series® Growth	Growth-Income	International	Allocation V.I.
	Series I Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2	Fund - Class III
Assets
Investments in mutual funds
at fair value	$ 8,770	$ 49,315	$ 25,339	$ 46,093	$ 2,253
Total assets	8,770	49,315	25,339	46,093	2,253
Net assets	$ 8,770	$ 49,315	$ 25,339	$ 46,093	$ 2,253

Total number of mutual fund shares	351,941	1,069,746	812,674	2,693,904	167,888

Cost of mutual fund shares	$ 8,781	$ 60,104	$ 30,160	$ 52,916	$ 2,185

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

Fidelity® VIP
	Fidelity® VIP	Fidelity® VIP	Investment		ING
	Equity-Income	Contrafund®	Grade Bond	ING Balanced	Intermediate
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Bond Portfolio -
	Service Class	Service Class	Initial Class	Class I	Class I
Assets
Investments in mutual funds
at fair value	$ 3,733	$ 18,036	$ 431	$ 11,250	$ 38,074
Total assets	3,733	18,036	431	11,250	38,074
Net assets	$ 3,733	$ 18,036	$ 431	$ 11,250	$ 38,074

Total number of mutual fund shares	222,869	877,672	34,549	1,079,651	3,290,764

Cost of mutual fund shares	$ 4,054	$ 19,679	$ 422	$ 13,802	$ 39,984

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

		ING BlackRock	ING BlackRock
	ING Artio	Large Cap	Large Cap	ING Clarion	ING Evergreen
	Foreign	Growth	Value	Global Real	Health Sciences
	Portfolio -	Portfolio -	Portfolio -	Estate	Portfolio -
	Institutional	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Class	Service Class	Class
Assets
Investments in mutual funds
at fair value	$ 16,305	$ 1,771	$ 6,835	$ 11,179	$ 5,253
Total assets	16,305	1,771	6,835	11,179	5,253
Net assets	$ 16,305	$ 1,771	$ 6,835	$ 11,179	$ 5,253

Total number of mutual fund shares	1,495,855	204,296	708,239	1,212,501	507,991

Cost of mutual fund shares	$ 20,913	$ 1,866	$ 8,464	$ 11,640	$ 4,787

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

ING Franklin
Templeton
	ING Evergreen	ING FMRSM		Founding	ING Global
	Omega	Diversified Mid		Strategy	Resources
	Portfolio -	Cap Portfolio -	ING Focus 5	Portfolio -	Portfolio -
	Institutional	Institutional	Portfolio -	Institutional	Institutional
	Class	Class	Class I	Class	Class
Assets
Investments in mutual funds
at fair value	$ 24,431	$ 17,475	$ 102	$ 3,355	$ 13,899
Total assets	24,431	17,475	102	3,355	13,899
Net assets	$ 24,431	$ 17,475	$ 102	$ 3,355	$ 13,899

Total number of mutual fund shares	2,100,688	1,469,695	14,419	430,183	772,155

Cost of mutual fund shares	$ 19,163	$ 18,983	$ 85	$ 3,307	$ 11,006

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

	ING JPMorgan	ING JPMorgan
	Emerging	Small Cap Core		ING Liquid
	Markets Equity	Equity	ING Limited	Assets	ING Liquid
	Portfolio -	Portfolio -	Maturity Bond	Portfolio -	Assets
	Institutional	Institutional	Portfolio -	Institutional	Portfolio -
	Class	Class	Service Class	Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 33,751	$ 22,778	$ 28,147	$ 67,860	$ 40,762
Total assets	33,751	22,778	28,147	67,860	40,762
Net assets	$ 33,751	$ 22,778	$ 28,147	$ 67,860	$ 40,762

Total number of mutual fund shares	1,656,075	2,177,594	2,701,277	67,859,514	40,762,022

Cost of mutual fund shares	$ 30,788	$ 27,923	$ 28,596	$ 67,860	$ 40,762

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

	ING Lord		ING Marsico
	Abbett	ING Marsico	International	ING MFS Total
	Affiliated	Growth	Opportunities	Return	ING MFS
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Utilities
	Institutional	Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 148	$ 6,273	$ 9,118	$ 6,126	$ 8,294
Total assets	148	6,273	9,118	6,126	8,294
Net assets	$ 148	$ 6,273	$ 9,118	$ 6,126	$ 8,294

Total number of mutual fund shares	19,190	432,293	871,705	448,429	691,162

Cost of mutual fund shares	$ 215	$ 6,799	$ 9,634	$ 6,942	$ 7,222

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

ING Retirement
	ING PIMCO		ING Pioneer	ING Retirement	Moderate
	Total Return	ING Pioneer	Mid Cap Value	Growth	Growth
	Bond Portfolio -	Fund Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class
Assets
Investments in mutual funds
at fair value	$ 28,533	$ 1,590	$ 8,180	$ 26,501	$ 12,706
Total assets	28,533	1,590	8,180	26,501	12,706
Net assets	$ 28,533	$ 1,590	$ 8,180	$ 26,501	$ 12,706

Total number of mutual fund shares	2,336,857	163,380	871,117	2,813,318	1,322,170

Cost of mutual fund shares	$ 27,434	$ 1,275	$ 9,637	$ 25,987	$ 12,482

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

			ING T. Rowe	ING T. Rowe	ING Van
	ING Retirement	ING Stock	Price Capital	Price Equity	Kampen
	Moderate	Index	Appreciation	Income	Growth and
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Income
	Institutional	Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 7,498	$ 132,595	$ 54,665	$ 19,112	$ 6,631
Total assets	7,498	132,595	54,665	19,112	6,631
Net assets	$ 7,498	$ 132,595	$ 54,665	$ 19,112	$ 6,631

Total number of mutual fund shares	752,035	13,726,163	2,708,877	1,837,692	342,852

Cost of mutual fund shares	$ 7,379	$ 146,668	$ 59,503	$ 22,177	$ 7,156

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

	ING Wells	ING American	ING Baron	ING Columbia
	Fargo Small	Century Small-	Small Cap	Small Cap	ING JPMorgan
	Cap Disciplined	Mid Cap Value	Growth	Value	Mid Cap Value
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Initial Class	Initial Class	Initial Class	Initial Class
Assets
Investments in mutual funds
at fair value	$ 11,757	$ 254	$ 9,381	$ 6,448	$ 12,046
Total assets	11,757	254	9,381	6,448	12,046
Net assets	$ 11,757	$ 254	$ 9,381	$ 6,448	$ 12,046

Total number of mutual fund shares	1,455,111	25,720	614,365	762,186	1,054,853

Cost of mutual fund shares	$ 14,179	$ 293	$ 7,981	$ 6,267	$ 13,546

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

	ING Legg		ING
	Mason Partners	ING	Oppenheimer
	Aggressive	Oppenheimer	Strategic	ING PIMCO	ING Pioneer
	Growth	Global	Income	Total Return	High Yield
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Service Class	Initial Class	Initial Class
Assets
Investments in mutual funds
at fair value	$ 85	$ 7,514	$ 16,156	$ 14,513	$ 23,386
Total assets	85	7,514	16,156	14,513	23,386
Net assets	$ 85	$ 7,514	$ 16,156	$ 14,513	$ 23,386

Total number of mutual fund shares	2,186	617,424	1,538,704	1,243,633	2,326,953

Cost of mutual fund shares	$ 100	$ 6,246	$ 15,844	$ 14,380	$ 17,954

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

ING T. Rowe
	Price	ING UBS U.S.	ING Van	ING Van	ING Strategic
	Diversified Mid	Large Cap	Kampen	Kampen Equity	Allocation
	Cap Growth	Equity	Comstock	and Income	Conservative
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Class I
Assets
Investments in mutual funds
at fair value	$ 32,561	$ 5,909	$ 6,640	$ 2,366	$ 98
Total assets	32,561	5,909	6,640	2,366	98
Net assets	$ 32,561	$ 5,909	$ 6,640	$ 2,366	$ 98

Total number of mutual fund shares	4,852,579	733,151	740,259	76,251	9,952

Cost of mutual fund shares	$ 37,010	$ 6,223	$ 6,560	$ 2,666	$ 126

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

	ING Strategic	ING Strategic
	Allocation	Allocation	ING Growth	ING Index Plus	ING Index Plus
	Growth	Moderate	and Income	LargeCap	MidCap
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class I	Class I	Class I	Class I	Class I
Assets
Investments in mutual funds
at fair value	$ 439	$ 1,507	$ 4,434	$ 10,431	$ 10,716
Total assets	439	1,507	4,434	10,431	10,716
Net assets	$ 439	$ 1,507	$ 4,434	$ 10,431	$ 10,716

Total number of mutual fund shares	46,755	157,331	228,302	839,833	833,936

Cost of mutual fund shares	$ 568	$ 2,076	$ 4,081	$ 12,336	$ 12,842

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

ING
		ING	Opportunistic	ING Russell™	ING Russell™
	ING Index Plus	International	Large Cap	Large Cap	Large Cap
	SmallCap	Index	Value	Growth Index	Index
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class I	Class S	Class I	Class I	Class I
Assets
Investments in mutual funds
at fair value	$ 10,546	$ 22,654	$ 402	$ 38,213	$ 2,255
Total assets	10,546	22,654	402	38,213	2,255
Net assets	$ 10,546	$ 22,654	$ 402	$ 38,213	$ 2,255

Total number of mutual fund shares	915,412	2,772,797	41,888	2,976,089	252,810

Cost of mutual fund shares	$ 13,078	$ 20,823	$ 547	$ 32,517	$ 1,965

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

	ING Russell™	ING Russell™	ING Russell™
	Large Cap	Mid Cap	Small Cap	ING U.S. Bond	ING MidCap
	Value Index	Growth Index	Index	Index	Opportunities
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class I	Class I	Class I	Class I	Class I
Assets
Investments in mutual funds
at fair value	$ 4,862	$ 2,095	$ 1,159	$ 4,975	$ 2,639
Total assets	4,862	2,095	1,159	4,975	2,639
Net assets	$ 4,862	$ 2,095	$ 1,159	$ 4,975	$ 2,639

Total number of mutual fund shares	384,336	159,414	118,132	478,803	292,239

Cost of mutual fund shares	$ 4,153	$ 1,856	$ 917	$ 4,958	$ 2,776

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

ING SmallCap
	Opportunities	Brandes	Business	Frontier Capital
	Portfolio -	International	Opportunity	Appreciation	M Large Cap
	Class I	Equity Fund	Value Fund	Fund	Growth Fund
Assets
Investments in mutual funds
at fair value	$ 7,675	$ 13,630	$ 2,426	$ 6,822	$ 2,644
Total assets	7,675	13,630	2,426	6,822	2,644
Net assets	$ 7,675	$ 13,630	$ 2,426	$ 6,822	$ 2,644

Total number of mutual fund shares	477,324	1,178,027	255,345	333,251	199,696

Cost of mutual fund shares	$ 7,476	$ 18,348	$ 2,600	$ 7,342	$ 2,824

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Assets and Liabilities December 31, 2009 (Dollars in thousands)

Neuberger
Berman AMT
	Socially	Van Eck
	Responsive	Worldwide
	Portfolio® -	Hard Assets
	Class I	Fund
Assets
Investments in mutual funds
at fair value	$ 501	$ 6,613
Total assets	501	6,613
Net assets	$ 501	$ 6,613

Total number of mutual fund shares	41,405	226,021

Cost of mutual fund shares	$ 404	$ 6,812

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

			American	American
		American	Funds	Funds
		Funds	Insurance	Insurance	BlackRock
	AIM V.I. Core	Insurance	Series®	Series®	Global
	Equity Fund -	Series® Growth	Growth-Income	International	Allocation V.I.
	Series I Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2	Fund - Class III
Net investment income (loss)
Income:
Dividends	$ 144	$ 277	$ 355	$ 648	$ 26
Total investment income	144	277	355	648	26
Expenses:
Mortality, expense risk
and other charges	54	139	78	141	1
Total expenses	54	139	78	141	1
Net investment income (loss)	90	138	277	507	25

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(335)	(4,087)	(2,100)	(4,706)	3
Capital gains distributions	-	-	-	199	-
Total realized gain (loss) on investments
and capital gains distributions	(335)	(4,087)	(2,100)	(4,507)	3
Net unrealized appreciation
(depreciation) of investments	2,234	17,846	7,959	17,756	68
Net realized and unrealized gain (loss)
on investments	1,899	13,759	5,859	13,249	71
Net increase (decrease) in net assets
resulting from operations	$ 1,989	$ 13,897	$ 6,136	$ 13,756	$ 96

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

			Fidelity® VIP
	Fidelity® VIP	Fidelity® VIP	Investment		ING
	Equity-Income	Contrafund®	Grade Bond	ING Balanced	Intermediate
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Bond Portfolio -
	Service Class	Service Class	Initial Class	Class I	Class I
Net investment income (loss)
Income:
Dividends	$ 79	$ 203	$ 36	$ 486	$ 2,425
Total investment income	79	203	36	486	2,425
Expenses:
Mortality, expense risk
and other charges	10	53	2	64	139
Total expenses	10	53	2	64	139
Net investment income (loss)	69	150	34	422	2,286

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1,057)	(3,790)	(1)	(1,172)	(2,271)
Capital gains distributions	-	4	2	-	-
Total realized gain (loss) on investments
and capital gains distributions	(1,057)	(3,786)	1	(1,172)	(2,271)
Net unrealized appreciation
(depreciation) of investments	1,844	8,533	24	2,537	3,919
Net realized and unrealized gain (loss)
on investments	787	4,747	25	1,365	1,648
Net increase (decrease) in net assets
resulting from operations	$ 856	$ 4,897	$ 59	$ 1,787	$ 3,934

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

			ING BlackRock	ING BlackRock
	ING	ING Artio	Large Cap	Large Cap	ING Clarion
	AllianceBernstein	Foreign	Growth	Value	Global Real
	Mid Cap Growth	Portfolio -	Portfolio -	Portfolio -	Estate
	Portfolio -	Institutional	Institutional	Institutional	Portfolio -
	Institutional Class	Class	Class	Class	Service Class
Net investment income (loss)
Income:
Dividends	$ -	$ 532	$ 9	$ 57	$ 216
Total investment income	-	532	9	57	216
Expenses:
Mortality, expense risk
and other charges	4	44	7	48	40
Total expenses	4	44	7	48	40
Net investment income (loss)	(4)	488	2	9	176

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(658)	(3,509)	(219)	(724)	(939)
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(658)	(3,509)	(219)	(724)	(939)
Net unrealized appreciation
(depreciation) of investments	936	5,602	622	1,431	3,464
Net realized and unrealized gain (loss)
on investments	278	2,093	403	707	2,525
Net increase (decrease) in net assets
resulting from operations	$ 274	$ 2,581	$ 405	$ 716	$ 2,701

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

					ING Franklin
					Templeton
	ING Evergreen	ING Evergreen	ING FMRSM		Founding
	Health Sciences	Omega	Diversified Mid		Strategy
	Portfolio -	Portfolio -	Cap Portfolio -	ING Focus 5	Portfolio -
	Institutional	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Class	Class I	Class
Net investment income (loss)
Income:
Dividends	$ -	$ 121	$ 105	$ -	$ 8
Total investment income	-	121	105	-	8
Expenses:
Mortality, expense risk
and other charges	14	135	86	-	1
Total expenses	14	135	86	-	1
Net investment income (loss)	(14)	(14)	19	-	7

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(560)	(4,045)	(1,052)	(9)	(14)
Capital gains distributions	-	-	-	-	3
Total realized gain (loss) on investments
and capital gains distributions	(560)	(4,045)	(1,052)	(9)	(11)
Net unrealized appreciation
(depreciation) of investments	1,149	12,461	5,680	29	72
Net realized and unrealized gain (loss)
on investments	589	8,416	4,628	20	61
Net increase (decrease) in net assets
resulting from operations	$ 575	$ 8,402	$ 4,647	$ 20	$ 68

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

				ING JPMorgan	ING JPMorgan
	ING Global	ING Growth	ING Index Plus	Emerging	Small Cap Core
	Resources	and Income	International	Markets Equity	Equity
	Portfolio -	Portfolio II -	Equity	Portfolio -	Portfolio -
	Institutional	Institutional	Portfolio -	Institutional	Institutional
	Class	Class	Service Class	Class	Class
Net investment income (loss)
Income:
Dividends	$ 67	$ 127	$ 1,209	$ 407	$ 153
Total investment income	67	127	1,209	407	153
Expenses:
Mortality, expense risk
and other charges	50	4	81	117	122
Total expenses	50	4	81	117	122
Net investment income (loss)	17	123	1,128	290	31

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(6,877)	(4,299)	(20,670)	(1,165)	(1,271)
Capital gains distributions	-	-	-	-	453
Total realized gain (loss) on investments
and capital gains distributions	(6,877)	(4,299)	(20,670)	(1,165)	(818)
Net unrealized appreciation
(depreciation) of investments	10,534	4,799	23,046	14,341	5,636
Net realized and unrealized gain (loss)
on investments	3,657	500	2,376	13,176	4,818
Net increase (decrease) in net assets
resulting from operations	$ 3,674	$ 623	$ 3,504	$ 13,466	$ 4,849

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

	ING JPMorgan	ING LifeStyle		ING LifeStyle
	Value	Aggressive	ING LifeStyle	Moderate	ING LifeStyle
	Opportunities	Growth	Growth	Growth	Moderate
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class
Net investment income (loss)
Income:
Dividends	$ 243	$ 287	$ 825	$ 599	$ 397
Total investment income	243	287	825	599	397
Expenses:
Mortality, expense risk
and other charges	11	16	37	24	16
Total expenses	11	16	37	24	16
Net investment income (loss)	232	271	788	575	381

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(3,022)	(3,318)	(6,396)	(2,923)	(1,053)
Capital gains distributions	-	107	351	206	81
Total realized gain (loss) on investments
and capital gains distributions	(3,022)	(3,211)	(6,045)	(2,717)	(972)
Net unrealized appreciation
(depreciation) of investments	2,574	4,611	9,067	4,187	1,715
Net realized and unrealized gain (loss)
on investments	(448)	1,400	3,022	1,470	743
Net increase (decrease) in net assets
resulting from operations	$ (216)	$ 1,671	$ 3,810	$ 2,045	$ 1,124

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

				ING Lord
		ING Liquid		Abbett	ING Marsico
	ING Limited	Assets	ING Liquid	Affiliated	Growth
	Maturity Bond	Portfolio -	Assets	Portfolio -	Portfolio -
	Portfolio -	Institutional	Portfolio -	Institutional	Institutional
	Service Class	Class	Service Class	Class	Class
Net investment income (loss)
Income:
Dividends	$ 1,181	$ 275	$ 38	$ 1	$ 65
Total investment income	1,181	275	38	1	65
Expenses:
Mortality, expense risk
and other charges	103	667	-	1	16
Total expenses	103	667	-	1	16
Net investment income (loss)	1,078	(392)	38	-	49

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(267)	-	-	(55)	(1,178)
Capital gains distributions	205	197	96	-	-
Total realized gain (loss) on investments
and capital gains distributions	(62)	197	96	(55)	(1,178)
Net unrealized appreciation
(depreciation) of investments	691	-	-	73	2,553
Net realized and unrealized gain (loss)
on investments	629	197	96	18	1,375
Net increase (decrease) in net assets
resulting from operations	$ 1,707	$ (195)	$ 134	$ 18	$ 1,424

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

	ING Marsico			ING
	International	ING MFS Total		Oppenheimer	ING PIMCO
	Opportunities	Return	ING MFS	Main Street	Total Return
	Portfolio -	Portfolio -	Utilities	Portfolio® -	Bond Portfolio -
	Institutional	Institutional	Portfolio -	Institutional	Institutional
	Class	Class	Service Class	Class	Class
Net investment income (loss)
Income:
Dividends	$ 124	$ 157	$ 403	$ 4	$ 833
Total investment income	124	157	403	4	833
Expenses:
Mortality, expense risk
and other charges	31	19	42	-	60
Total expenses	31	19	42	-	60
Net investment income (loss)	93	138	361	4	773

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(2,890)	(656)	(3,016)	(380)	449
Capital gains distributions	-	-	-	-	649
Total realized gain (loss) on investments
and capital gains distributions	(2,890)	(656)	(3,016)	(380)	1,098
Net unrealized appreciation
(depreciation) of investments	5,618	1,380	4,702	388	995
Net realized and unrealized gain (loss)
on investments	2,728	724	1,686	8	2,093
Net increase (decrease) in net assets
resulting from operations	$ 2,821	$ 862	$ 2,047	$ 12	$ 2,866

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

				ING Retirement
		ING Pioneer	ING Retirement	Moderate	ING Retirement
	ING Pioneer	Mid Cap Value	Growth	Growth	Moderate
	Fund Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class
Net investment income (loss)
Income:
Dividends	$ 21	$ 109	$ -	$ -	$ -
Total investment income	21	109	-	-	-
Expenses:
Mortality, expense risk
and other charges	7	32	13	6	5
Total expenses	7	32	13	6	5
Net investment income (loss)	14	77	(13)	(6)	(5)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	96	(1,451)	1	8	9
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	96	(1,451)	1	8	9
Net unrealized appreciation
(depreciation) of investments	198	2,909	514	224	119
Net realized and unrealized gain (loss)
on investments	294	1,458	515	232	128
Net increase (decrease) in net assets
resulting from operations	$ 308	$ 1,535	$ 502	$ 226	$ 123

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

		ING T. Rowe	ING T. Rowe	ING Van	ING Van
	ING Stock	Price Capital	Price Equity	Kampen	Kampen
	Index	Appreciation	Income	Capital Growth	Growth and
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Income
	Institutional	Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Class	Service Class
Net investment income (loss)
Income:
Dividends	$ 797	$ 1,036	$ 332	$ 292	$ 76
Total investment income	797	1,036	332	292	76
Expenses:
Mortality, expense risk
and other charges	725	172	64	120	15
Total expenses	725	172	64	120	15
Net investment income (loss)	72	864	268	172	61

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(6,829)	(3,452)	(2,470)	(20,573)	(1,043)
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(6,829)	(3,452)	(2,470)	(20,573)	(1,043)
Net unrealized appreciation
(depreciation) of investments	34,160	16,055	5,890	27,491	2,187
Net realized and unrealized gain (loss)
on investments	27,331	12,603	3,420	6,918	1,144
Net increase (decrease) in net assets
resulting from operations	$ 27,403	$ 13,467	$ 3,688	$ 7,090	$ 1,205

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

	ING Wells	ING American	ING American	ING Baron	ING Columbia
	Fargo Small	Century Large	Century Small-	Small Cap	Small Cap
	Cap Disciplined	Company Value	Mid Cap Value	Growth	Value
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Initial Class	Initial Class	Initial Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ 77	$ -	$ 4	$ -	$ 70
Total investment income	77	-	4	-	70
Expenses:
Mortality, expense risk
and other charges	44	-	1	33	19
Total expenses	44	-	1	33	19
Net investment income (loss)	33	-	3	(33)	51

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1,108)	(10)	(97)	(3,149)	(1,303)
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(1,108)	(10)	(97)	(3,149)	(1,303)
Net unrealized appreciation
(depreciation) of investments	3,766	9	151	5,746	2,276
Net realized and unrealized gain (loss)
on investments	2,658	(1)	54	2,597	973
Net increase (decrease) in net assets
resulting from operations	$ 2,691	$ (1)	$ 57	$ 2,564	$ 1,024

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

		ING Legg			ING
		Mason Partners	ING Neuberger	ING	Oppenheimer
	ING JPMorgan	Aggressive	Berman	Oppenheimer	Strategic
	Mid Cap Value	Growth	Partners	Global	Income
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Service Class
Net investment income (loss)
Income:
Dividends	$ 160	$ -	$ 43	$ 221	$ 533
Total investment income	160	-	43	221	533
Expenses:
Mortality, expense risk
and other charges	33	-	2	26	65
Total expenses	33	-	2	26	65
Net investment income (loss)	127	-	41	195	468

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(2,987)	(13)	(611)	(1,510)	(797)
Capital gains distributions	158	-	-	159	-
Total realized gain (loss) on investments
and capital gains distributions	(2,829)	(13)	(611)	(1,351)	(797)
Net unrealized appreciation
(depreciation) of investments	5,016	35	675	4,049	2,860
Net realized and unrealized gain (loss)
on investments	2,187	22	64	2,698	2,063
Net increase (decrease) in net assets
resulting from operations	$ 2,314	$ 22 $	105	$ 2,893	$ 2,531

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

			ING T. Rowe
			Price	ING UBS U.S.	ING Van
	ING PIMCO	ING Pioneer	Diversified Mid	Large Cap	Kampen
	Total Return	High Yield	Cap Growth	Equity	Comstock
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ 500	$ 1,745	$ 115	$ 71	$ 189
Total investment income	500	1,745	115	71	189
Expenses:
Mortality, expense risk
and other charges	63	130	154	7	18
Total expenses	63	130	154	7	18
Net investment income (loss)	437	1,615	(39)	64	171

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	197	(123)	(3,845)	(93)	(2,316)
Capital gains distributions	529	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	726	(123)	(3,845)	(93)	(2,316)
Net unrealized appreciation
(depreciation) of investments	629	10,203	14,405	916	3,734
Net realized and unrealized gain (loss)
on investments	1,355	10,080	10,560	823	1,418
Net increase (decrease) in net assets
resulting from operations	$ 1,792	$ 11,695	$ 10,521	$ 887	$ 1,589

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

	ING Van	ING Strategic	ING Strategic	ING Strategic
	Kampen Equity	Allocation	Allocation	Allocation	ING Growth
	and Income	Conservative	Growth	Moderate	and Income
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Class I	Class I	Class I	Class I
Net investment income (loss)
Income:
Dividends	$ 42	$ 8	$ 70	$ 131	$ 59
Total investment income	42	8	70	131	59
Expenses:
Mortality, expense risk
and other charges	5	1	1	3	3
Total expenses	5	1	1	3	3
Net investment income (loss)	37	7	69	128	56

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(175)	(3)	(343)	(87)	11
Capital gains distributions	-	-	38	43	-
Total realized gain (loss) on investments
and capital gains distributions	(175)	(3)	(305)	(44)	11
Net unrealized appreciation
(depreciation) of investments	572	11	370	189	359
Net realized and unrealized gain (loss)
on investments	397	8	65	145	370
Net increase (decrease) in net assets
resulting from operations	$ 434	$ 15	$ 134	$ 273	$ 426

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

				ING	ING
	ING Index Plus	ING Index Plus	ING Index Plus	International	Opportunistic
	LargeCap	MidCap	SmallCap	Index	Large Cap
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class I	Class I	Class I	Class S	Class I
Net investment income (loss)
Income:
Dividends	$ 291	$ 167	$ 160	$ -	$ 28
Total investment income	291	167	160	-	28
Expenses:
Mortality, expense risk
and other charges	41	41	29	60	3
Total expenses	41	41	29	60	3
Net investment income (loss)	250	126	131	(60)	25

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(881)	(2,223)	(1,150)	111	(424)
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(881)	(2,223)	(1,150)	111	(424)
Net unrealized appreciation
(depreciation) of investments	2,567	4,701	3,136	1,831	398
Net realized and unrealized gain (loss)
on investments	1,686	2,478	1,986	1,942	(26)
Net increase (decrease) in net assets
resulting from operations	$ 1,936	$ 2,604	$ 2,117	$ 1,882	$ (1)

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

	ING Russell™	ING Russell™	ING Russell™	ING Russell™	ING Russell™
	Large Cap	Large Cap	Large Cap	Mid Cap	Small Cap
	Growth Index	Index	Value Index	Growth Index	Index
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class I	Class I	Class I	Class I	Class I
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Total investment income	-	-	-	-	-
Expenses:
Mortality, expense risk
and other charges	111	4	9	4	4
Total expenses	111	4	9	4	4
Net investment income (loss)	(111)	(4)	(9)	(4)	(4)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	236	49	115	7	23
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	236	49	115	7	23
Net unrealized appreciation
(depreciation) of investments	5,696	290	709	239	269
Net realized and unrealized gain (loss)
on investments	5,932	339	824	246	292
Net increase (decrease) in net assets
resulting from operations	$ 5,821	$ 335	$ 815	$ 242	$ 288

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

	ING U.S. Bond	ING MidCap	ING SmallCap
	Index	Opportunities	Opportunities	Brandes	Business
	Portfolio -	Portfolio -	Portfolio -	International	Opportunity
	Class I	Class I	Class I	Equity Fund	Value Fund
Net investment income (loss)
Income:
Dividends	$ 81	$ 6	$ -	$ 295	$ 21
Total investment income	81	6	-	295	21
Expenses:
Mortality, expense risk
and other charges	16	7	16	87	15
Total expenses	16	7	16	87	15
Net investment income (loss)	65	(1)	(16)	208	6

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	76	40	(590)	(2,256)	(408)
Capital gains distributions	35	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	111	40	(590)	(2,256)	(408)
Net unrealized appreciation
(depreciation) of investments	(14)	780	1,770	4,705	961
Net realized and unrealized gain (loss)
on investments	97	820	1,180	2,449	553
Net increase (decrease) in net assets
resulting from operations	$ 162	$ 819	$ 1,164	$ 2,657	$ 559

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Operations For the year ended December 31, 2009 (Dollars in thousands)

			Neuberger
			Berman AMT
			Socially	Van Eck
	Frontier Capital		Responsive	Worldwide
	Appreciation	M Large Cap	Portfolio® -	Hard Assets
	Fund	Growth Fund	Class I	Fund
Net investment income (loss)
Income:
Dividends	$ 3	$ 16	$ 9	$ 17
Total investment income	3	16	9	17
Expenses:
Mortality, expense risk
and other charges	42	14	1	34
Total expenses	42	14	1	34
Net investment income (loss)	(39)	2	8	(17)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(586)	(631)	(125)	(487)
Capital gains distributions	-	-	-	33
Total realized gain (loss) on investments
and capital gains distributions	(586)	(631)	(125)	(454)
Net unrealized appreciation
(depreciation) of investments	2,952	1,425	243	3,070
Net realized and unrealized gain (loss)
on investments	2,366	794	118	2,616
Net increase (decrease) in net assets
resulting from operations	$ 2,327	$ 796	$ 126	$ 2,599

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Changes in Net Assets For the years ended December 31, 2009 and 2008 (Dollars in thousands)

			American	American
		American	Funds	Funds
		Funds	Insurance	Insurance
	AIM V.I. Core	Insurance	Series®	Series®
	Equity Fund -	Series® Growth	Growth-Income	International
	Series I Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2
Net Assets at January 1, 2008	$ 15,770	$ 61,155	$ 31,094	$ 61,314

Increase (decrease) in net assets
Operations:
Net investment income (loss)	162	250	404	797
Total realized gain (loss) on investments
and capital gains distributions	154	6,686	1,869	9,352
Net unrealized appreciation (depreciation)
of investments	(4,405)	(35,357)	(15,111)	(35,892)
Net increase (decrease) in net assets from operations	(4,089)	(28,421)	(12,838)	(25,743)
Changes from principal transactions:
Premiums	-	8,357	4,434	6,354
Surrenders and withdrawals	(1,030)	(2,255)	(661)	(1,977)
Cost of insurance and administrative charges	(734)	(2,561)	(1,613)	(2,288)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(1,440)	751	1,183	(2,510)
Increase (decrease) in net assets derived from
principal transactions	(3,204)	4,292	3,343	(421)
Total increase (decrease) in net assets	(7,293)	(24,129)	(9,495)	(26,164)
Net assets at December 31, 2008	8,477	37,026	21,599	35,150

Increase (decrease) in net assets
Operations:
Net investment income (loss)	90	138	277	507
Total realized gain (loss) on investments
and capital gains distributions	(335)	(4,087)	(2,100)	(4,507)
Net unrealized appreciation (depreciation)
of investments	2,234	17,846	7,959	17,756
Net increase (decrease) in net assets from operations	1,989	13,897	6,136	13,756
Changes from principal transactions:
Premiums	-	5,774	3,341	4,640
Surrenders and withdrawals	(372)	(2,791)	(1,591)	(2,558)
Cost of insurance and administrative charges	(666)	(2,658)	(1,648)	(2,387)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(658)	(1,933)	(2,498)	(2,508)
Increase (decrease) in net assets derived from
principal transactions	(1,696)	(1,608)	(2,396)	(2,813)
Total increase (decrease) in net assets	293	12,289	3,740	10,943
Net assets at December 31, 2009	$ 8,770	$ 49,315	$ 25,339	$ 46,093

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

				Fidelity® VIP
	BlackRock	Fidelity® VIP	Fidelity® VIP	Investment
	Global	Equity-Income	Contrafund®	Grade Bond
	Allocation V.I.	Portfolio -	Portfolio -	Portfolio -
	Fund - Class III	Service Class	Service Class	Initial Class
Net Assets at January 1, 2008	$ -	$ 3,978	$ 16,998	$ 439

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	81	105	16
Total realized gain (loss) on investments
and capital gains distributions	-	(343)	(1,854)	(1)
Net unrealized appreciation (depreciation)
of investments	-	(1,677)	(7,345)	(31)
Net increase (decrease) in net assets from operations	-	(1,939)	(9,094)	(16)
Changes from principal transactions:
Premiums	-	527	3,286	-
Surrenders and withdrawals	-	(78)	(696)	(6)
Cost of insurance and administrative charges	-	(169)	(876)	(17)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	-	355	3,165	(3)
Increase (decrease) in net assets derived from
principal transactions	-	635	4,879	(26)
Total increase (decrease) in net assets	-	(1,304)	(4,215)	(42)
Net assets at December 31, 2008	-	2,674	12,783	397

Increase (decrease) in net assets
Operations:
Net investment income (loss)	25	69	150	34
Total realized gain (loss) on investments
and capital gains distributions	3	(1,057)	(3,786)	1
Net unrealized appreciation (depreciation)
of investments	68	1,844	8,533	24
Net increase (decrease) in net assets from operations	96	856	4,897	59
Changes from principal transactions:
Premiums	445	447	2,425	-
Surrenders and withdrawals	-	(102)	(596)	(1)
Cost of insurance and administrative charges	(52)	(193)	(1,018)	(20)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,764	51	(455)	(4)
Increase (decrease) in net assets derived from
principal transactions	2,157	203	356	(25)
Total increase (decrease) in net assets	2,253	1,059	5,253	34
Net assets at December 31, 2009	$ 2,253	$ 3,733	$ 18,036	$ 431

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Changes in Net Assets For the years ended December 31, 2009 and 2008 (Dollars in thousands)

			ING	ING Artio-
		ING	AllianceBernstein	Foreign
	ING Balanced	Intermediate	Mid Cap Growth	Portfolio -
	Portfolio -	Bond Portfolio -	Portfolio -	Institutional
	Class I	Class I	Institutional Class	Class
Net Assets at January 1, 2008	$ 16,904	$ 22,504	$ 3,252	$ 21,963

Increase (decrease) in net assets
Operations:
Net investment income (loss)	418	2,158	(7)	(80)
Total realized gain (loss) on investments
and capital gains distributions	819	59	(119)	358
Net unrealized appreciation (depreciation)
of investments	(5,749)	(5,810)	(937)	(11,510)
Net increase (decrease) in net assets from operations	(4,512)	(3,593)	(1,063)	(11,232)
Changes from principal transactions:
Premiums	1,294	3,433	354	3,926
Surrenders and withdrawals	(713)	(1,418)	(189)	(455)
Cost of insurance and administrative charges	(851)	(1,905)	(150)	(1,097)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(1,374)	20,537	(1,042)	599
Increase (decrease) in net assets derived from
principal transactions	(1,644)	20,647	(1,027)	2,973
Total increase (decrease) in net assets	(6,156)	17,054	(2,090)	(8,259)
Net assets at December 31, 2008	10,748	39,558	1,162	13,704

Increase (decrease) in net assets
Operations:
Net investment income (loss)	422	2,286	(4)	488
Total realized gain (loss) on investments
and capital gains distributions	(1,172)	(2,271)	(658)	(3,509)
Net unrealized appreciation (depreciation)
of investments	2,537	3,919	936	5,602
Net increase (decrease) in net assets from operations	1,787	3,934	274	2,581
Changes from principal transactions:
Premiums	968	2,876	158	2,542
Surrenders and withdrawals	(428)	(2,076)	(27)	(401)
Cost of insurance and administrative charges	(860)	(2,332)	(95)	(829)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(965)	(3,886)	(1,472)	(1,292)
Increase (decrease) in net assets derived from
principal transactions	(1,285)	(5,418)	(1,436)	20
Total increase (decrease) in net assets	502	(1,484)	(1,162)	2,601
Net assets at December 31, 2009	$ 11,250	$ 38,074	$ -	$ 16,305

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING BlackRock	ING BlackRock
	Large Cap	Large Cap	ING Clarion	ING Evergreen
	Growth	Value	Global Real	Health Sciences
	Portfolio -	Portfolio -	Estate	Portfolio -
	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Service Class	Class
Net Assets at January 1, 2008	$ 2,045	$ 20,672	$ -	$ 2,671

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(18)	(16)	(5)
Total realized gain (loss) on investments
and capital gains distributions	14	713	(419)	(1,477)
Net unrealized appreciation (depreciation)
of investments	(702)	(6,479)	(3,925)	(883)
Net increase (decrease) in net assets from operations	(693)	(5,784)	(4,360)	(2,365)
Changes from principal transactions:
Premiums	-	-	158	-
Surrenders and withdrawals	-	(581)	(159)	-
Cost of insurance and administrative charges	-	(707)	(217)	-
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(226)	(5,532)	13,494	2,283
Increase (decrease) in net assets derived from
principal transactions	(226)	(6,820)	13,276	2,283
Total increase (decrease) in net assets	(919)	(12,604)	8,916	(82)
Net assets at December 31, 2008	1,126	8,068	8,916	2,589

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	9	176	(14)
Total realized gain (loss) on investments
and capital gains distributions	(219)	(724)	(939)	(560)
Net unrealized appreciation (depreciation)
of investments	622	1,431	3,464	1,149
Net increase (decrease) in net assets from operations	405	716	2,701	575
Changes from principal transactions:
Premiums	-	-	226	-
Surrenders and withdrawals	-	(734)	(538)	-
Cost of insurance and administrative charges	-	(529)	(594)	-
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	240	(686)	468	2,089
Increase (decrease) in net assets derived from
principal transactions	240	(1,949)	(438)	2,089
Total increase (decrease) in net assets	645	(1,233)	2,263	2,664
Net assets at December 31, 2009	$ 1,771	$ 6,835	$ 11,179	$ 5,253

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

				ING Franklin
				Templeton
	ING Evergreen	ING FMRSM		Founding
	Omega	Diversified Mid		Strategy
	Portfolio -	Cap Portfolio -	ING Focus 5	Portfolio -
	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Class I	Class
Net Assets at January 1, 2008	$ 32,429	$ 21,328	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(27)	96	1	-
Total realized gain (loss) on investments
and capital gains distributions	1,550	(566)	-	-
Net unrealized appreciation (depreciation)
of investments	(11,299)	(8,420)	(12)	(24)
Net increase (decrease) in net assets from operations	(9,776)	(8,890)	(11)	(24)
Changes from principal transactions:
Premiums	2,294	2,408	9	31
Surrenders and withdrawals	(2,374)	(728)	-	-
Cost of insurance and administrative charges	(1,598)	(792)	(2)	(4)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	2,453	(985)	36	92
Increase (decrease) in net assets derived from
principal transactions	775	(97)	43	119
Total increase (decrease) in net assets	(9,001)	(8,987)	32	95
Net assets at December 31, 2008	23,428	12,341	32	95

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14)	19	-	7
Total realized gain (loss) on investments
and capital gains distributions	(4,045)	(1,052)	(9)	(11)
Net unrealized appreciation (depreciation)
of investments	12,461	5,680	29	72
Net increase (decrease) in net assets from operations	8,402	4,647	20	68
Changes from principal transactions:
Premiums	1,917	1,449	20	74
Surrenders and withdrawals	(1,256)	(399)	(4)	(7)
Cost of insurance and administrative charges	(1,821)	(848)	(10)	(28)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(6,239)	285	44	3,153
Increase (decrease) in net assets derived from
principal transactions	(7,399)	487	50	3,192
Total increase (decrease) in net assets	1,003	5,134	70	3,260
Net assets at December 31, 2009	$ 24,431	$ 17,475	$ 102	$ 3,355

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

				ING JPMorgan
	ING Global	ING Growth	ING Index Plus	Emerging
	Resources	and Income	International	Markets Equity
	Portfolio -	Portfolio II -	Equity	Portfolio -
	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Service Class	Class
Net Assets at January 1, 2008	$ 17,858	$ 8,611	$ 44,640	$ 38,928

Increase (decrease) in net assets
Operations:
Net investment income (loss)	291	-	1,847	633
Total realized gain (loss) on investments
and capital gains distributions	1,389	(212)	8,297	2,958
Net unrealized appreciation (depreciation)
of investments	(9,782)	(4,853)	(28,498)	(23,694)
Net increase (decrease) in net assets from operations	(8,102)	(5,065)	(18,354)	(20,103)
Changes from principal transactions:
Premiums	2,547	713	2,042	2,858
Surrenders and withdrawals	(671)	(380)	(2,217)	(1,006)
Cost of insurance and administrative charges	(911)	(273)	(1,667)	(1,265)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,512	152	(2,075)	494
Increase (decrease) in net assets derived from
principal transactions	2,477	212	(3,917)	1,081
Total increase (decrease) in net assets	(5,625)	(4,853)	(22,271)	(19,022)
Net assets at December 31, 2008	12,233	3,758	22,369	19,906

Increase (decrease) in net assets
Operations:
Net investment income (loss)	17	123	1,128	290
Total realized gain (loss) on investments
and capital gains distributions	(6,877)	(4,299)	(20,670)	(1,165)
Net unrealized appreciation (depreciation)
of investments	10,534	4,799	23,046	14,341
Net increase (decrease) in net assets from operations	3,674	623	3,504	13,466
Changes from principal transactions:
Premiums	1,693	394	893	2,339
Surrenders and withdrawals	(553)	(90)	(850)	(972)
Cost of insurance and administrative charges	(1,062)	(122)	(896)	(1,536)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(2,086)	(4,563)	(25,020)	548
Increase (decrease) in net assets derived from
principal transactions	(2,008)	(4,381)	(25,873)	379
Total increase (decrease) in net assets	1,666	(3,758)	(22,369)	13,845
Net assets at December 31, 2009	$ 13,899	$ -	$ -	$ 33,751

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING JPMorgan	ING JPMorgan	ING LifeStyle
	Small Cap Core	Value	Aggressive	ING LifeStyle
	Equity	Opportunities	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class
Net Assets at January 1, 2008	$ 29,389	$ 8,547	$ 8,505	$ 21,355

Increase (decrease) in net assets
Operations:
Net investment income (loss)	50	315	118	286
Total realized gain (loss) on investments
and capital gains distributions	2,067	(1,214)	324	793
Net unrealized appreciation (depreciation)
of investments	(10,784)	(2,451)	(4,211)	(9,292)
Net increase (decrease) in net assets from operations	(8,667)	(3,350)	(3,769)	(8,213)
Changes from principal transactions:
Premiums	2,644	-	2,520	4,469
Surrenders and withdrawals	(1,914)	-	(205)	(1,058)
Cost of insurance and administrative charges	(1,375)	-	(526)	(1,060)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(465)	2,965	(616)	(450)
Increase (decrease) in net assets derived from
principal transactions	(1,110)	2,965	1,173	1,901
Total increase (decrease) in net assets	(9,777)	(385)	(2,596)	(6,312)
Net assets at December 31, 2008	19,612	8,162	5,909	15,043

Increase (decrease) in net assets
Operations:
Net investment income (loss)	31	232	271	788
Total realized gain (loss) on investments
and capital gains distributions	(818)	(3,022)	(3,211)	(6,045)
Net unrealized appreciation (depreciation)
of investments	5,636	2,574	4,611	9,067
Net increase (decrease) in net assets from operations	4,849	(216)	1,671	3,810
Changes from principal transactions:
Premiums	1,933	-	1,409	2,569
Surrenders and withdrawals	(1,259)	-	(743)	(844)
Cost of insurance and administrative charges	(1,403)	-	(480)	(1,109)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(954)	(7,946)	(7,766)	(19,469)
Increase (decrease) in net assets derived from
principal transactions	(1,683)	(7,946)	(7,580)	(18,853)
Total increase (decrease) in net assets	3,166	(8,162)	(5,909)	(15,043)
Net assets at December 31, 2009	$ 22,778	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING LifeStyle
	Moderate	ING LifeStyle		ING Liquid
	Growth	Moderate	ING Limited	Assets
	Portfolio -	Portfolio -	Maturity Bond	Portfolio -
	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Service Class	Class
Net Assets at January 1, 2008	$ 10,404	$ 2,944	$ 24,785	$ 77,520

Increase (decrease) in net assets
Operations:
Net investment income (loss)	199	104	1,548	1,705
Total realized gain (loss) on investments
and capital gains distributions	84	95	119	-
Net unrealized appreciation (depreciation)
of investments	(4,264)	(1,707)	(1,892)	-
Net increase (decrease) in net assets from operations	(3,981)	(1,508)	(225)	1,705
Changes from principal transactions:
Premiums	3,026	954	1,967	11,503
Surrenders and withdrawals	(1,057)	(60)	(1,303)	(5,571)
Cost of insurance and administrative charges	(795)	(245)	(1,234)	(5,169)
Benefit payments	-	-	-	(1,362)
Transfers between Divisions
(including fixed account), net	3,202	3,285	226	15,485
Increase (decrease) in net assets derived from
principal transactions	4,376	3,934	(344)	14,886
Total increase (decrease) in net assets	395	2,426	(569)	16,591
Net assets at December 31, 2008	10,799	5,370	24,216	94,111

Increase (decrease) in net assets
Operations:
Net investment income (loss)	575	381	1,078	(392)
Total realized gain (loss) on investments
and capital gains distributions	(2,717)	(972)	(62)	197
Net unrealized appreciation (depreciation)
of investments	4,187	1,715	691	-
Net increase (decrease) in net assets from operations	2,045	1,124	1,707	(195)
Changes from principal transactions:
Premiums	1,776	660	2,103	6,240
Surrenders and withdrawals	(357)	(85)	(3,300)	(38,049)
Cost of insurance and administrative charges	(771)	(379)	(1,414)	(5,555)
Benefit payments	-	-	-	(9,007)
Transfers between Divisions
(including fixed account), net	(13,492)	(6,690)	4,835	20,315
Increase (decrease) in net assets derived from
principal transactions	(12,844)	(6,494)	2,224	(26,056)
Total increase (decrease) in net assets	(10,799)	(5,370)	3,931	(26,251)
Net assets at December 31, 2009	$ -	$ -	$ 28,147	$ 67,860

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

		ING Lord		ING Marsico
		Abbett	ING Marsico	International
	ING Liquid	Affiliated	Growth	Opportunities
	Assets	Portfolio -	Portfolio -	Portfolio -
	Portfolio -	Institutional	Institutional	Institutional
	Service Class	Class	Class	Class
Net Assets at January 1, 2008	$ 32,210	$ 302	$ 8,468	$ 22,067

Increase (decrease) in net assets
Operations:
Net investment income (loss)	961	7	34	132
Total realized gain (loss) on investments
and capital gains distributions	-	28	(270)	(1,084)
Net unrealized appreciation (depreciation)
of investments	-	(142)	(3,348)	(8,474)
Net increase (decrease) in net assets from operations	961	(107)	(3,584)	(9,426)
Changes from principal transactions:
Premiums	36,133	-	1,327	-
Surrenders and withdrawals	(2,064)	-	(195)	-
Cost of insurance and administrative charges	(2,947)	(12)	(419)	-
Benefit payments	(1,728)	-	-	-
Transfers between Divisions
(including fixed account), net	(21,369)	(6)	(209)	(5,673)
Increase (decrease) in net assets derived from
principal transactions	8,025	(18)	504	(5,673)
Total increase (decrease) in net assets	8,986	(125)	(3,080)	(15,099)
Net assets at December 31, 2008	41,196	177	5,388	6,968

Increase (decrease) in net assets
Operations:
Net investment income (loss)	38	-	49	93
Total realized gain (loss) on investments
and capital gains distributions	96	(55)	(1,178)	(2,890)
Net unrealized appreciation (depreciation)
of investments	-	73	2,553	5,618
Net increase (decrease) in net assets from operations	134	18	1,424	2,821
Changes from principal transactions:
Premiums	21,782	-	1,179	-
Surrenders and withdrawals	(6,693)	(1)	(241)	-
Cost of insurance and administrative charges	(3,793)	(11)	(438)	-
Benefit payments	(3,922)	-	-	-
Transfers between Divisions
(including fixed account), net	(7,942)	(35)	(1,039)	(671)
Increase (decrease) in net assets derived from
principal transactions	(568)	(47)	(539)	(671)
Total increase (decrease) in net assets	(434)	(29)	885	2,150
Net assets at December 31, 2009	$ 40,762	$ 148	$ 6,273	$ 9,118

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

			ING
	ING MFS Total		Oppenheimer	ING PIMCO
	Return	ING MFS	Main Street	Total Return
	Portfolio -	Utilities	Portfolio® -	Bond Portfolio -
	Institutional	Portfolio -	Institutional	Institutional
	Class	Service Class	Class	Class
Net Assets at January 1, 2008	$ 6,735	$ 20,837	$ 934	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	369	324	28	75
Total realized gain (loss) on investments
and capital gains distributions	311	434	(54)	(43)
Net unrealized appreciation (depreciation)
of investments	(2,156)	(6,434)	(399)	104
Net increase (decrease) in net assets from operations	(1,476)	(5,676)	(425)	136
Changes from principal transactions:
Premiums	573	1,193	120	612
Surrenders and withdrawals	(131)	(266)	(72)	-
Cost of insurance and administrative charges	(298)	(730)	(58)	(98)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(254)	(7,168)	129	5,122
Increase (decrease) in net assets derived from
principal transactions	(110)	(6,971)	119	5,636
Total increase (decrease) in net assets	(1,586)	(12,647)	(306)	5,772
Net assets at December 31, 2008	5,149	8,190	628	5,772

Increase (decrease) in net assets
Operations:
Net investment income (loss)	138	361	4	773
Total realized gain (loss) on investments
and capital gains distributions	(656)	(3,016)	(380)	1,098
Net unrealized appreciation (depreciation)
of investments	1,380	4,702	388	995
Net increase (decrease) in net assets from operations	862	2,047	12	2,866
Changes from principal transactions:
Premiums	561	730	40	2,479
Surrenders and withdrawals	(186)	(572)	(78)	(1,045)
Cost of insurance and administrative charges	(275)	(597)	(34)	(1,180)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	15	(1,504)	(568)	19,641
Increase (decrease) in net assets derived from
principal transactions	115	(1,943)	(640)	19,895
Total increase (decrease) in net assets	977	104	(628)	22,761
Net assets at December 31, 2009	$ 6,126	$ 8,294	$ -	$ 28,533

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

				ING Retirement
		ING Pioneer	ING Retirement	Moderate
	ING Pioneer	Mid Cap Value	Growth	Growth
	Fund Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class
Net Assets at January 1, 2008	$ 1,580	$ 12,284	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	40	159	-	-
Total realized gain (loss) on investments
and capital gains distributions	(559)	447	-	-
Net unrealized appreciation (depreciation)
of investments	74	(4,638)	-	-
Net increase (decrease) in net assets from operations	(445)	(4,032)	-	-
Changes from principal transactions:
Premiums	-	325	-	-
Surrenders and withdrawals	-	(367)	-	-
Cost of insurance and administrative charges	-	(200)	-	-
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(70)	(578)	-	-
Increase (decrease) in net assets derived from
principal transactions	(70)	(820)	-	-
Total increase (decrease) in net assets	(515)	(4,852)	-	-
Net assets at December 31, 2008	1,065	7,432	-	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	14	77	(13)	(6)
Total realized gain (loss) on investments
and capital gains distributions	96	(1,451)	1	8
Net unrealized appreciation (depreciation)
of investments	198	2,909	514	224
Net increase (decrease) in net assets from operations	308	1,535	502	226
Changes from principal transactions:
Premiums	-	-	1,118	319
Surrenders and withdrawals	-	(4)	(388)	(289)
Cost of insurance and administrative charges	-	-	(354)	(176)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	217	(783)	25,623	12,626
Increase (decrease) in net assets derived from
principal transactions	217	(787)	25,999	12,480
Total increase (decrease) in net assets	525	748	26,501	12,706
Net assets at December 31, 2009	$ 1,590	$ 8,180	$ 26,501	$ 12,706

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

			ING T. Rowe	ING T. Rowe
	ING Retirement		Price Capital	Price Equity
	Moderate	ING Stock	Appreciation	Income
	Portfolio -	Index Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class
Net Assets at January 1, 2008	$ -	$ 202,331	$ 50,881	$ 20,795

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	5,187	2,147	901
Total realized gain (loss) on investments
and capital gains distributions	-	3,095	5,141	922
Net unrealized appreciation (depreciation)
of investments	-	(82,977)	(22,519)	(10,146)
Net increase (decrease) in net assets from operations	-	(74,695)	(15,231)	(8,323)
Changes from principal transactions:
Premiums	-	12,724	6,396	2,894
Surrenders and withdrawals	-	(10,862)	(1,168)	(989)
Cost of insurance and administrative charges	-	(8,985)	(2,936)	(966)
Benefit payments	-	(44)	-	-
Transfers between Divisions
(including fixed account), net	-	3,430	2,051	1,518
Increase (decrease) in net assets derived from
principal transactions	-	(3,737)	4,343	2,457
Total increase (decrease) in net assets	-	(78,432)	(10,888)	(5,866)
Net assets at December 31, 2008	-	123,899	39,993	14,929

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	72	864	268
Total realized gain (loss) on investments
and capital gains distributions	9	(6,829)	(3,452)	(2,470)
Net unrealized appreciation (depreciation)
of investments	119	34,160	16,055	5,890
Net increase (decrease) in net assets from operations	123	27,403	13,467	3,688
Changes from principal transactions:
Premiums	200	8,974	5,367	2,050
Surrenders and withdrawals	(452)	(5,726)	(2,460)	(1,102)
Cost of insurance and administrative charges	(107)	(8,364)	(3,493)	(944)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	7,734	(13,591)	1,791	491
Increase (decrease) in net assets derived from
principal transactions	7,375	(18,707)	1,205	495
Total increase (decrease) in net assets	7,498	8,696	14,672	4,183
Net assets at December 31, 2009	$ 7,498	$ 132,595	$ 54,665	$ 19,112

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING Van	ING Van
	Kampen Capital	Kampen	ING Wells	ING American
	Growth	Growth and	Fargo Small	Century Large
	Portfolio -	Income	Cap Disciplined	Company Value
	Institutional	Portfolio -	Portfolio -	Portfolio -
	Class	Service Class	Service Class	Initial Class
Net Assets at January 1, 2008	$ 4,189	$ 5,311	$ 16,153	$ 38

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(196)	224	54	3
Total realized gain (loss) on investments
and capital gains distributions	(862)	144	1,150	(7)
Net unrealized appreciation (depreciation)
of investments	(28,606)	(2,633)	(6,056)	(9)
Net increase (decrease) in net assets from operations	(29,664)	(2,265)	(4,852)	(13)
Changes from principal transactions:
Premiums	3,883	1,000	878	-
Surrenders and withdrawals	(2,491)	(83)	(632)	-
Cost of insurance and administrative charges	(2,132)	(271)	(600)	(1)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	57,389	1,296	(1,601)	(12)
Increase (decrease) in net assets derived from
principal transactions	56,649	1,942	(1,955)	(13)
Total increase (decrease) in net assets	26,985	(323)	(6,807)	(26)
Net assets at December 31, 2008	31,174	4,988	9,346	12

Increase (decrease) in net assets
Operations:
Net investment income (loss)	172	61	33	-
Total realized gain (loss) on investments
and capital gains distributions	(20,573)	(1,043)	(1,108)	(10)
Net unrealized appreciation (depreciation)
of investments	27,491	2,187	3,766	9
Net increase (decrease) in net assets from operations	7,090	1,205	2,691	(1)
Changes from principal transactions:
Premiums	2,084	810	794	-
Surrenders and withdrawals	(1,435)	(313)	(633)	-
Cost of insurance and administrative charges	(1,586)	(286)	(634)	-
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(37,327)	227	193	(11)
Increase (decrease) in net assets derived from
principal transactions	(38,264)	438	(280)	(11)
Total increase (decrease) in net assets	(31,174)	1,643	2,411	(12)
Net assets at December 31, 2009	$ -	$ 6,631	$ 11,757	$ -

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING American	ING Baron	ING Columbia
	Century Small-	Small Cap	Small Cap	ING JPMorgan
	Mid Cap Value	Growth	Value	Mid Cap Value
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class
Net Assets at January 1, 2008	$ 509	$ 11,303	$ 7,200	$ 16,098

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	(42)	(10)	345
Total realized gain (loss) on investments
and capital gains distributions	17	(94)	(514)	885
Net unrealized appreciation (depreciation)
of investments	(139)	(4,966)	(2,286)	(6,511)
Net increase (decrease) in net assets from operations	(120)	(5,102)	(2,810)	(5,281)
Changes from principal transactions:
Premiums	-	1,701	837	2,254
Surrenders and withdrawals	(4)	(279)	(250)	(831)
Cost of insurance and administrative charges	(22)	(438)	(313)	(801)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(72)	69	477	631
Increase (decrease) in net assets derived from
principal transactions	(98)	1,053	751	1,253
Total increase (decrease) in net assets	(218)	(4,049)	(2,059)	(4,028)
Net assets at December 31, 2008	291	7,254	5,141	12,070

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	(33)	51	127
Total realized gain (loss) on investments
and capital gains distributions	(97)	(3,149)	(1,303)	(2,829)
Net unrealized appreciation (depreciation)
of investments	151	5,746	2,276	5,016
Net increase (decrease) in net assets from operations	57	2,564	1,024	2,314
Changes from principal transactions:
Premiums	-	1,278	562	1,492
Surrenders and withdrawals	(10)	(493)	(443)	(661)
Cost of insurance and administrative charges	(16)	(465)	(314)	(726)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(68)	(757)	478	(2,443)
Increase (decrease) in net assets derived from
principal transactions	(94)	(437)	283	(2,338)
Total increase (decrease) in net assets	(37)	2,127	1,307	(24)
Net assets at December 31, 2009	$ 254	$ 9,381	$ 6,448	$ 12,046

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING Legg			ING
	Mason Partners	ING Neuberger	ING	Oppenheimer
	Aggressive	Berman	Oppenheimer	Strategic
	Growth	Partners	Global	Income
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Service Class
Net Assets at January 1, 2008	$ 190	$ 1,029	$ 6,493	$ 9,232

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(2)	123	632
Total realized gain (loss) on investments
and capital gains distributions	(1)	(253)	449	30
Net unrealized appreciation (depreciation)
of investments	(62)	(629)	(3,466)	(3,106)
Net increase (decrease) in net assets from operations	(63)	(884)	(2,894)	(2,444)
Changes from principal transactions:
Premiums	-	251	1,166	1,554
Surrenders and withdrawals	(6)	(6)	(239)	(577)
Cost of insurance and administrative charges	(9)	(42)	(371)	(687)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(21)	528	3,756	5,009
Increase (decrease) in net assets derived from
principal transactions	(36)	731	4,312	5,299
Total increase (decrease) in net assets	(99)	(153)	1,418	2,855
Net assets at December 31, 2008	91	876	7,911	12,087

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	41	195	468
Total realized gain (loss) on investments
and capital gains distributions	(13)	(611)	(1,351)	(797)
Net unrealized appreciation (depreciation)
of investments	35	675	4,049	2,860
Net increase (decrease) in net assets from operations	22	105	2,893	2,531
Changes from principal transactions:
Premiums	-	131	1,036	1,532
Surrenders and withdrawals	(11)	(54)	(293)	(761)
Cost of insurance and administrative charges	(6)	(27)	(476)	(776)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(11)	(1,031)	(3,557)	1,543
Increase (decrease) in net assets derived from
principal transactions	(28)	(981)	(3,290)	1,538
Total increase (decrease) in net assets	(6)	(876)	(397)	4,069
Net assets at December 31, 2009	$ 85	$ -	$ 7,514	$ 16,156

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

			ING T. Rowe
			Price	ING UBS U.S.
	ING PIMCO	ING Pioneer	Diversified Mid	Large Cap
	Total Return	High Yield	Cap Growth	Equity
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class
Net Assets at January 1, 2008	$ 22,375	$ -	$ 44,992	$ 2,237

Increase (decrease) in net assets
Operations:
Net investment income (loss)	965	556	(49)	69
Total realized gain (loss) on investments
and capital gains distributions	683	(716)	5,448	(54)
Net unrealized appreciation (depreciation)
of investments	(1,923)	(4,771)	(24,519)	(1,268)
Net increase (decrease) in net assets from operations	(275)	(4,931)	(19,120)	(1,253)
Changes from principal transactions:
Premiums	1,120	159	3,036	255
Surrenders and withdrawals	(1,016)	(317)	(2,373)	(13)
Cost of insurance and administrative charges	(1,057)	(490)	(1,944)	(57)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(1,862)	23,622	(965)	1,062
Increase (decrease) in net assets derived from
principal transactions	(2,815)	22,974	(2,246)	1,247
Total increase (decrease) in net assets	(3,090)	18,043	(21,366)	(6)
Net assets at December 31, 2008	19,285	18,043	23,626	2,231

Increase (decrease) in net assets
Operations:
Net investment income (loss)	437	1,615	(39)	64
Total realized gain (loss) on investments
and capital gains distributions	726	(123)	(3,845)	(93)
Net unrealized appreciation (depreciation)
of investments	629	10,203	14,405	916
Net increase (decrease) in net assets from operations	1,792	11,695	10,521	887
Changes from principal transactions:
Premiums	5	583	2,284	552
Surrenders and withdrawals	(712)	(1,303)	(1,596)	(39)
Cost of insurance and administrative charges	(825)	(2,156)	(1,935)	(81)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(5,032)	(3,476)	(339)	2,359
Increase (decrease) in net assets derived from
principal transactions	(6,564)	(6,352)	(1,586)	2,791
Total increase (decrease) in net assets	(4,772)	5,343	8,935	3,678
Net assets at December 31, 2009	$ 14,513	$ 23,386	$ 32,561	$ 5,909

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING Van	ING Van	ING Strategic	ING Strategic
	Kampen	Kampen Equity	Allocation	Allocation
	Comstock	and Income	Conservative	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Class I	Class I
Net Assets at January 1, 2008	$ 10,999	$ 3,112	$ 125	$ 1,938

Increase (decrease) in net assets
Operations:
Net investment income (loss)	341	130	4	33
Total realized gain (loss) on investments
and capital gains distributions	(247)	130	8	2
Net unrealized appreciation (depreciation)
of investments	(3,592)	(924)	(41)	(582)
Net increase (decrease) in net assets from operations	(3,498)	(664)	(29)	(547)
Changes from principal transactions:
Premiums	1,115	251	-	-
Surrenders and withdrawals	(669)	(37)	-	(389)
Cost of insurance and administrative charges	(442)	(167)	(5)	(74)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(1,616)	(377)	(2)	(210)
Increase (decrease) in net assets derived from
principal transactions	(1,612)	(330)	(7)	(673)
Total increase (decrease) in net assets	(5,110)	(994)	(36)	(1,220)
Net assets at December 31, 2008	5,889	2,118	89	718

Increase (decrease) in net assets
Operations:
Net investment income (loss)	171	37	7	69
Total realized gain (loss) on investments
and capital gains distributions	(2,316)	(175)	(3)	(305)
Net unrealized appreciation (depreciation)
of investments	3,734	572	11	370
Net increase (decrease) in net assets from operations	1,589	434	15	134
Changes from principal transactions:
Premiums	778	154	-	-
Surrenders and withdrawals	(371)	(39)	(1)	(118)
Cost of insurance and administrative charges	(417)	(162)	(5)	(53)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(828)	(139)	-	(242)
Increase (decrease) in net assets derived from
principal transactions	(838)	(186)	(6)	(413)
Total increase (decrease) in net assets	751	248	9	(279)
Net assets at December 31, 2009	$ 6,640	$ 2,366	$ 98	$ 439

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

	ING Strategic
	Allocation	ING Growth	ING Index Plus	ING Index Plus
	Moderate	and Income	LargeCap	MidCap
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class I	Class I	Class I	Class I
Net Assets at January 1, 2008	$ 2,064	$ 16	$ 14,041	$ 15,574

Increase (decrease) in net assets
Operations:
Net investment income (loss)	51	-	175	119
Total realized gain (loss) on investments
and capital gains distributions	181	-	680	791
Net unrealized appreciation (depreciation)
of investments	(849)	(6)	(6,106)	(6,740)
Net increase (decrease) in net assets from operations	(617)	(6)	(5,251)	(5,830)
Changes from principal transactions:
Premiums	-	-	539	1,339
Surrenders and withdrawals	(9)	-	(110)	(268)
Cost of insurance and administrative charges	(77)	(1)	(441)	(689)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(3)	1	(74)	(547)
Increase (decrease) in net assets derived from
principal transactions	(89)	-	(86)	(165)
Total increase (decrease) in net assets	(706)	(6)	(5,337)	(5,995)
Net assets at December 31, 2008	1,358	10	8,704	9,579

Increase (decrease) in net assets
Operations:
Net investment income (loss)	128	56	250	126
Total realized gain (loss) on investments
and capital gains distributions	(44)	11	(881)	(2,223)
Net unrealized appreciation (depreciation)
of investments	189	359	2,567	4,701
Net increase (decrease) in net assets from operations	273	426	1,936	2,604
Changes from principal transactions:
Premiums	-	270	426	832
Surrenders and withdrawals	(28)	(33)	(321)	(595)
Cost of insurance and administrative charges	(93)	(80)	(474)	(574)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(3)	3,841	160	(1,130)
Increase (decrease) in net assets derived from
principal transactions	(124)	3,998	(209)	(1,467)
Total increase (decrease) in net assets	149	4,424	1,727	1,137
Net assets at December 31, 2009	$ 1,507	$ 4,434	$ 10,431	$ 10,716

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

			ING
			Opportunistic	ING Russell™
	ING Index Plus	ING	Large Cap	Large Cap
	SmallCap	International	Value	Growth Index
	Portfolio -	Index Portfolio -	Portfolio -	Portfolio -
	Class I	Class S	Class I	Class I
Net Assets at January 1, 2008	$ 13,004	$ -	$ 1,748	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	62	-	20	-
Total realized gain (loss) on investments
and capital gains distributions	(449)	-	192	-
Net unrealized appreciation (depreciation)
of investments	(4,113)	-	(769)	-
Net increase (decrease) in net assets from operations	(4,500)	-	(557)	-
Changes from principal transactions:
Premiums	1,007	-	-	-
Surrenders and withdrawals	(381)	-	(69)	-
Cost of insurance and administrative charges	(483)	-	(44)	-
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(430)	-	(165)	-
Increase (decrease) in net assets derived from
principal transactions	(287)	-	(278)	-
Total increase (decrease) in net assets	(4,787)	-	(835)	-
Net assets at December 31, 2008	8,217	-	913	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	131	(60)	25	(111)
Total realized gain (loss) on investments
and capital gains distributions	(1,150)	111	(424)	236
Net unrealized appreciation (depreciation)
of investments	3,136	1,831	398	5,696
Net increase (decrease) in net assets from operations	2,117	1,882	(1)	5,821
Changes from principal transactions:
Premiums	730	441	-	1,308
Surrenders and withdrawals	(267)	(713)	(31)	(1,168)
Cost of insurance and administrative charges	(497)	(607)	(30)	(1,245)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	246	21,651	(449)	33,497
Increase (decrease) in net assets derived from
principal transactions	212	20,772	(510)	32,392
Total increase (decrease) in net assets	2,329	22,654	(511)	38,213
Net assets at December 31, 2009	$ 10,546	$ 22,654	$ 402	$ 38,213

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

		ING Russell™	ING Russell™
	ING Russell™	Large Cap	Mid Cap	ING Russell™
	Large Cap	Value Index	Growth Index	Small Cap
	Index Portfolio -	Portfolio -	Portfolio -	Index Portfolio -
	Class I	Class I	Class I	Class I
Net Assets at January 1, 2008	$ -	$ -	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	-	2
Total realized gain (loss) on investments
and capital gains distributions	-	-	-	(1)
Net unrealized appreciation (depreciation)
of investments	-	-	-	(27)
Net increase (decrease) in net assets from operations	-	-	-	(26)
Changes from principal transactions:
Premiums	-	-	-	8
Surrenders and withdrawals	-	-	-	(2)
Cost of insurance and administrative charges	-	-	-	(2)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	-	-	-	261
Increase (decrease) in net assets derived from
principal transactions	-	-	-	265
Total increase (decrease) in net assets	-	-	-	239
Net assets at December 31, 2008	-	-	-	239

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(9)	(4)	(4)
Total realized gain (loss) on investments
and capital gains distributions	49	115	7	23
Net unrealized appreciation (depreciation)
of investments	290	709	239	269
Net increase (decrease) in net assets from operations	335	815	242	288
Changes from principal transactions:
Premiums	73	140	84	59
Surrenders and withdrawals	(27)	(213)	(24)	(16)
Cost of insurance and administrative charges	(47)	(131)	(75)	(32)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,921	4,251	1,868	621
Increase (decrease) in net assets derived from
principal transactions	1,920	4,047	1,853	632
Total increase (decrease) in net assets	2,255	4,862	2,095	920
Net assets at December 31, 2009	$ 2,255	$ 4,862	$ 2,095	$ 1,159

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

		ING MidCap	ING SmallCap
	ING U.S. Bond	Opportunities	Opportunities	Brandes
	Index Portfolio -	Portfolio -	Portfolio -	International
	Class I	Class I	Class I	Equity Fund
Net Assets at January 1, 2008	$ -	$ 2,115	$ 4,826	$ 21,250

Increase (decrease) in net assets
Operations:
Net investment income (loss)	22	(9)	(24)	462
Total realized gain (loss) on investments
and capital gains distributions	(8)	105	(1,430)	1,305
Net unrealized appreciation (depreciation)
of investments	31	(1,639)	(2,474)	(10,372)
Net increase (decrease) in net assets from operations	45	(1,543)	(3,928)	(8,605)
Changes from principal transactions:
Premiums	41	-	779	727
Surrenders and withdrawals	(188)	(85)	(372)	(489)
Cost of insurance and administrative charges	(16)	(207)	(304)	(692)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	2,060	2,282	2,770	106
Increase (decrease) in net assets derived from
principal transactions	1,897	1,990	2,873	(348)
Total increase (decrease) in net assets	1,942	447	(1,055)	(8,953)
Net assets at December 31, 2008	1,942	2,562	3,771	12,297

Increase (decrease) in net assets
Operations:
Net investment income (loss)	65	(1)	(16)	208
Total realized gain (loss) on investments
and capital gains distributions	111	40	(590)	(2,256)
Net unrealized appreciation (depreciation)
of investments	(14)	780	1,770	4,705
Net increase (decrease) in net assets from operations	162	819	1,164	2,657
Changes from principal transactions:
Premiums	269	-	473	484
Surrenders and withdrawals	(145)	(96)	(235)	(302)
Cost of insurance and administrative charges	(248)	(231)	(305)	(615)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	2,995	(415)	2,807	(891)
Increase (decrease) in net assets derived from
principal transactions	2,871	(742)	2,740	(1,324)
Total increase (decrease) in net assets	3,033	77	3,904	1,333
Net assets at December 31, 2009	$ 4,975	$ 2,639	$ 7,675	$ 13,630

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2009 and 2008
(Dollars in thousands)

				Neuberger
				Berman AMT
				Socially
	Business	Frontier Capital		Responsive
	Opportunity	Appreciation	M Large Cap	Portfolio® -
	Value Fund	Fund	Growth Fund	Class I
Net Assets at January 1, 2008	$ 3,134	$ 10,708	$ 3,715	$ 268

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(17)	(59)	(20)	6
Total realized gain (loss) on investments
and capital gains distributions	(63)	273	(78)	2
Net unrealized appreciation (depreciation)
of investments	(1,094)	(4,339)	(2,030)	(163)
Net increase (decrease) in net assets from operations	(1,174)	(4,125)	(2,128)	(155)
Changes from principal transactions:
Premiums	224	336	255	124
Surrenders and withdrawals	(249)	(209)	(302)	(2)
Cost of insurance and administrative charges	(171)	(272)	(166)	(25)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	669	(931)	1,061	64
Increase (decrease) in net assets derived from
principal transactions	473	(1,076)	848	161
Total increase (decrease) in net assets	(701)	(5,201)	(1,280)	6
Net assets at December 31, 2008	2,433	5,507	2,435	274

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	(39)	2	8
Total realized gain (loss) on investments
and capital gains distributions	(408)	(586)	(631)	(125)
Net unrealized appreciation (depreciation)
of investments	961	2,952	1,425	243
Net increase (decrease) in net assets from operations	559	2,327	796	126
Changes from principal transactions:
Premiums	143	210	197	119
Surrenders and withdrawals	(178)	(213)	(116)	(3)
Cost of insurance and administrative charges	(154)	(299)	(163)	(40)
Benefit payments	-	-	-	-
Transfers between Divisions
(including fixed account), net	(377)	(710)	(505)	25
Increase (decrease) in net assets derived from
principal transactions	(566)	(1,012)	(587)	101
Total increase (decrease) in net assets	(7)	1,315	209	227
Net assets at December 31, 2009	$ 2,426	$ 6,822	$ 2,644	$ 501

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Statements of Changes in Net Assets For the years ended December 31, 2009 and 2008 (Dollars in thousands)

Van Eck
Worldwide
Hard Assets
Fund
Net Assets at January 1, 2008	$ 12,940

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(29)
Total realized gain (loss) on investments
and capital gains distributions	2,525
Net unrealized appreciation (depreciation)
of investments	(7,460)
Net increase (decrease) in net assets from operations	(4,964)
Changes from principal transactions:
Premiums	-
Surrenders and withdrawals	(192)
Cost of insurance and administrative charges	(362)
Benefit payments	-
Transfers between Divisions
(including fixed account), net	(2,101)
Increase (decrease) in net assets derived from
principal transactions	(2,655)
Total increase (decrease) in net assets	(7,619)
Net assets at December 31, 2008	5,321

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(17)
Total realized gain (loss) on investments
and capital gains distributions	(454)
Net unrealized appreciation (depreciation)
of investments	3,070
Net increase (decrease) in net assets from operations	2,599
Changes from principal transactions:
Premiums	-
Surrenders and withdrawals	(112)
Cost of insurance and administrative charges	(311)
Benefit payments	-
Transfers between Divisions
(including fixed account), net	(884)
Increase (decrease) in net assets derived from
principal transactions	(1,307)
Total increase (decrease) in net assets	1,292
Net assets at December 31, 2009	$ 6,613

The accompanying notes are an integral part of these financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements 1. Organization

Security Life of Denver Insurance Company Security Life Separate Account L1 (the “Account”) was established on November 3, 1993, by Security Life of Denver Insurance Company (“SLD” or the “Company”) to support the operations of variable universal life policies (“Policies”). The Company is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”), an insurance holding company domiciled in the State of Delaware. ING AIH is an indirect wholly owned subsidiary of ING Groep, N.V. (“ING”), a global financial services holding company based in The Netherlands.

As part of a restructuring plan approved by the European Commission (“EC”), ING has agreed to separate its banking and insurance businesses by 2013. ING intends to achieve this separation over the next four years by divestment of its insurance and investment management operations, including the Account. ING has announced that it will explore all options for implementing the separation including initial public offerings, sales, or combinations thereof.

The Account supports the operations of the FirstLine Variable Universal Life, FirstLine II Variable Universal Life, Variable Survivorship Universal Life, Corporate Benefits Variable Universal Life, Strategic Investor Variable Universal Life, Asset Portfolio Manager Variable Universal Life, Estate Designer Variable Universal Life, Asset Accumulator Variable Universal Life, ING Corporate Advantage Variable Universal Life, ING Corporate Variable Universal Life, ING VUL-CV, ING VUL-ECV, and ING SVUL-CV policies (collectively, “Policies”) offered by the Company.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. SLD provides for variable accumulation and benefits under the Policies by crediting annuity considerations to one or more divisions within the Account or the SLD fixed separate account, which is not part of the Account, as directed by the contractowners. The portion of the Account’s assets applicable to Policies will not be charged with liabilities arising out of any other business SLD may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of SLD. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of SLD.

At December 31, 2009, the Account had 77 investment divisions (the “Divisions”), 14 of which invest in an independently managed mutual fund portfolio and 63 of which invest in a mutual fund portfolio managed by an affiliate, either Directed Services LLC (“DSL”), formerly Directed Services, Inc., or ING Investments, LLC (“IIL”). The assets in each Division are invested in shares of a designated Fund (“Fund”) of various investment trusts (the “Trusts”).

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

Investment Divisions with asset balances at December 31, 2009, and related Trusts are as follows:

AIM Variable Insurance Funds:
  AIM V.I. Core Equity Fund - Series I Shares
American Funds Insurance Series:
  American Funds Insurance Series® Growth Fund -  Class 2
  American Funds Insurance Series® Growth-Income Fund - Class 2
  American Funds Insurance Series® International Fund - Class 2
BlackRock Variable Series Funds, Inc.:
  BlackRock Global Allocation V.I. Fund- Class III**
Fidelity® Variable Insurance Products:
  Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® Variable Insurance Products II:
  Fidelity® VIP Contrafund® Portfolio - Service Class
  Fidelity® Variable Insurance Products V:
  Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
ING Balanced Portfolio, Inc.:
  ING Balanced Portfolio - Class I
  ING Intermediate Bond Portfolio:
  ING Intermediate Bond Portfolio - Class I
ING Investors Trust:
  ING Artio Foreign Portfolio – Institutional Class
  ING BlackRock Large Cap Growth Portfolio - Institutional Class
  ING BlackRock Large Cap Value Portfolio - Institutional Class
  ING Clarion Global Real Estate Portfolio - Service Class*
  ING Evergreen Health Sciences Portfolio - Institutional Class
  ING Evergreen Omega Portfolio - Institutional Class
  ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
  ING Focus 5 Portfolio - Class I*
  ING Franklin Templeton Founding Strategy Portfolio - Institutional Class*
  ING Global Resources Portfolio - Institutional Class
  ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class
  ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class
  ING Limited Maturity Bond Portfolio - Service Class
  ING Liquid Assets Portfolio - Institutional Class
  ING Liquid Assets Portfolio - Service Class
  ING Lord Abbett Affiliated Portfolio - Institutional Class
  ING Marsico Growth Portfolio - Institutional Class
  ING Marsico International Opportunities Portfolio -  Institutional Class
  ING MFS Total Return Portfolio - Institutional Class
  ING MFS Utilities Portfolio - Service Class
  ING PIMCO Total Return Bond Portfolio - Institutional Class*

ING Investors Trust (continued):
  ING Pioneer Fund Portfolio - Institutional Class
  ING Pioneer Mid Cap Value Portfolio - Institutional Class
  ING Retirement Growth Portfolio - Institutional Class**
  ING Retirement Moderate Growth Portfolio -  Institutional Class**
  ING Retirement Moderate Portfolio - Institutional Class**
  ING Stock Index Portfolio - Institutional Class
  ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class
  ING T. Rowe Price Equity Income Portfolio - Institutional Class
  ING Van Kampen Growth and Income Portfolio - Service Class
  ING Wells Fargo Small Cap Disciplined Portfolio - Service Class
ING Partners, Inc.:
  ING American Century Small-Mid Cap Value Portfolio - Initial Class
  ING Baron Small Cap Growth Portfolio - Initial Class
  ING Columbia Small Cap Value Portfolio - Initial Class
  ING JPMorgan Mid Cap Value Portfolio - Initial Class
  ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class
  ING Oppenheimer Global Portfolio - Initial Class
  ING Oppenheimer Strategic Income Portfolio - Service Class
  ING PIMCO Total Return Portfolio - Initial Class
  ING Pioneer High Yield Portfolio - Initial Class*
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
  ING UBS U.S. Large Cap Equity Portfolio - Initial Class
  ING Van Kampen Comstock Portfolio - Initial Class
  ING Van Kampen Equity and Income Portfolio - Initial Class
ING Strategic Allocation Portfolios, Inc.:
  ING Strategic Allocation Conservative Portfolio - Class I
  ING Strategic Allocation Growth Portfolio - Class I
  ING Strategic Allocation Moderate Portfolio - Class I
ING Variable Funds:
  ING Growth and Income Portfolio - Class I
ING Variable Portfolios, Inc.:
  ING Index Plus LargeCap Portfolio - Class I
  ING Index Plus MidCap Portfolio - Class I
  ING Index Plus SmallCap Portfolio - Class I
  ING International Index Portfolio - Class S**
  ING Opportunistic Large Cap Value Portfolio - Class I
  ING RussellTM Large Cap Growth Index Portfolio - Class I**
  ING RussellTM Large Cap Index Portfolio - Class I**
  ING RussellTM Large Cap Value Index Portfolio - Class I**

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

ING Variable Portfolios, Inc. (continued):
  ING RussellTM Mid Cap Growth Index Portfolio - Class**
  ING RussellTM Small Cap Index Portfolio - Class I*
  ING U.S. Bond Index Portfolio - Class I*
ING Variable Products Trust:
  ING MidCap Opportunities Portfolio - Class I
  ING SmallCap Opportunities Portfolio - Class I
M Fund, Inc.:
  Brandes International Equity Fund
  Business Opportunity Value Fund
  Frontier Capital Appreciation Fund
M Large Cap Growth Fund

Neuberger Berman Advisers Management Trust:
  Neuberger Berman AMT Socially Responsive Portfolio® - Class I
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Hard Assets Fund

* Division added in 2008
** Division added in 2009

The names of certain Divisions were changed during 2009. The following is a summary of current and former names for those Divisions:

Current Name	Former Name
ING Balanced Portfolio, Inc.:	ING Balanced Portfolio, Inc.:
ING Balanced Portfolio - Class I	ING VP Balanced Portfolio - Class I
ING Intermediate Bond Portfolio:	ING Intermediate Bond Portfolio:
ING Intermediate Bond Portfolio - Class I	ING VP Intermediate Bond Portfolio - Class I
ING Investors Trust:	ING Investors Trust:
ING Artio Foreign Portfolio - Institutional Class	ING Julius Baer Foreign Portfolio - Institutional Class
ING Clarion Global Real Estate Portfolio - Service	ING Global Real Estate Portfolio - Service Class
Class
ING Growth and Income Portfolio II - Institutional	ING Legg Mason Value Portfolio - Institutional Class
Class
ING Index Plus International Equity Portfolio - Service	ING VP Index Plus International Equity Portfolio -
Class	Service Class
ING PIMCO Total Return Bond Portfolio -	ING PIMCO Core Bond Portfolio - Institutional Class
Institutional Class
ING Partners, Inc.:	ING Partners, Inc.:
ING Columbia Small Cap Value Portfolio - Initial	ING Columbia Small Cap Value II Portfolio - Initial
Class	Class
ING Strategic Allocation Portfolios, Inc.:	ING Strategic Allocation Portfolios, Inc.:
ING Strategic Allocation Conservative Portfolio -	ING VP Strategic Allocation Conservative Portfolio -
Class I	Class I
ING Strategic Allocation Growth Portfolio - Class I	ING VP Strategic Allocation Growth Portfolio - Class I
ING Strategic Allocation Moderate Portfolio - Class	ING VP Strategic Allocation Moderate Portfolio -
Class I
ING Variable Funds:	ING Variable Funds:
ING Growth and Income Portfolio - Class I	ING VP Growth and Income Portfolio - Class I
ING Variable Portfolios, Inc.:	ING Variable Portfolios, Inc.:
ING Index Plus LargeCap Portfolio - Class I	ING VP Index Plus LargeCap Portfolio - Class I
ING Index Plus MidCap Portfolio - Class I	ING VP Index Plus MidCap Portfolio - Class I
ING Index Plus SmallCap Portfolio - Class I	ING VP Index Plus SmallCap Portfolio - Class I
ING Opportunistic Large Cap Portfolio - Class I	ING Opportunistic Large Cap Value Portfolio - Class I
ING U.S. Bond Index Portfolio - Class I	ING Lehman Brothers U.S. Aggregate Bond Index®
Portfolio - Class I
ING Variable Products Trust:	ING Variable Products Trust:
ING MidCap Opportunities Portfolio - Class I	ING VP MidCap Opportunities Portfolio - Class I
ING SmallCap Opportunities Portfolio - Class I	ING VP SmallCap Opportunities Portfolio - Class I
M Fund, Inc.:	M Fund, Inc.:
M Large Cap Growth Fund	Turner Core Growth Fund

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

During 2009, the following Divisions were closed to contractowners:

ING Investors Trust:
  ING AllianceBernstein Mid Cap Growth Portfolio - Institutional Class
  ING Growth and Income Portfolio II – Institutional Class
  ING Index Plus International Equity Portfolio - Service Class
  ING JPMorgan Value Opportunities Portfolio - Institutional Class
  ING LifeStyle Aggressive Growth Portfolio - Institutional Class
  ING LifeStyle Growth Portfolio - Institutional Class
  ING LifeStyle Moderate Growth Portfolio - Institutional Class
  ING LifeStyle Moderate Portfolio - Institutional Class
  ING Oppenheimer Main Street Portfolio® - Institutional Class
  ING Van Kampen Capital Growth Portfolio - Institutional Class
ING Partners, Inc.:
  ING American Century Large Company Value Portfolio - Initial Class
  ING Neuberger Berman Partners Portfolio - Initial Class

There were no Divisions offered during 2009 that did not have any activity as of
December 31, 2009.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Investments

Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. Investment transactions in each Fund are recorded on the date the order to buy or sell is confirmed. Distributions of net investment income and capital gains from each Fund are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Fund are determined on a first-in, first-out basis. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of SLD, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of SLD.

Contractowner Reserves

Contractowner reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contractowners invested in the Account Divisions. To the extent that benefits to be paid to the contractowners exceed their account values, SLD will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to SLD.

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements as of December 31, 2009 and for the years ended December 31, 2009 and 2008, were issued.

3. Recently Adopted Accounting Standards

FASB Accounting Standards Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2009-01, “Topic 105 - Generally Accepted Accounting Principles: amendments based on Statement of Financial Accounting Standards (“FAS”) No. 168 - The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” (“ASU 2009-01”), which confirms that as of July 1, 2009, the “FASB Accounting Standards CodificationTM” (“the Codification” or “ASC”) is the single official source of authoritative, nongovernmental US GAAP. All existing accounting standard documents are superseded, and all other accounting literature not included in the Codification is considered nonauthoritative.

The Account adopted the Codification as of July 1, 2009. There was no effect on the Account’s net assets and results of operations. The Account has revised its disclosures to incorporate references to the Codification topics.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

Subsequent Events

In May 2009, the FASB issued new guidance on subsequent events, included in ASC

Topic 855, “Subsequent Events,” which establishes:

§	The period after the balance sheet date during which an entity should evaluate events or transactions for potential recognition or disclosure in the financial statements;
§	The circumstances under which an entity should recognize such events or transactions in its financial statements; and
§	Disclosures regarding such events or transactions and the date through which an entity has evaluated subsequent events.

These provisions, as included in ASC Topic 855, were adopted by the Account on June 30, 2009. In addition, in February 2010, the FASB issued ASU 2010-09, “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements,” which clarifies that an SEC filer should evaluate subsequent events through the date the financial statements are issued and eliminates the requirement for an SEC filer to disclose that date, effective upon issuance. The Account determined that there was no effect on the Account’s net assets and results of operations upon adoption, as the guidance is consistent with that previously applied by the Account under US auditing standards. The disclosure provisions included in ASC Topic 855, as amended, are presented in the Significant Accounting Policies footnote.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued new guidance on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly, included in ASC Topic 820, “Fair Value Measurements and Disclosures,” which confirms that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. In addition, this guidance, as included in ASC Topic 820:

§	Clarifies factors for determining whether there has been a significant decrease in market activity for an asset or liability;
§	Requires an entity to determine whether a transaction is not orderly based on the weight of the evidence; and
§	Requires an entity to disclose in interim and annual periods the input and valuation technique used to measure fair value and any change in valuation technique.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

These provisions, as included in ASC Topic 820, were adopted by the Account on April 1, 2009. The Account determined, however, that there was no effect on the Account’s net assets and results of operations upon adoption, as its guidance is consistent with that previously applied by the Account under US GAAP.

Fair Value Measurements

In September 2006, the FASB issued new guidance on fair value measurements included in ASC Topic 820, “Fair Value Measurements and Disclosures,” which provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC Topic 820 does not expand the use of fair value to any new circumstances.

ASC Topic 820 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, ASC Topic 820 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data. ASC Topic 820 also requires separate disclosure of fair value measurements by level within the hierarchy and expanded disclosure of the effect on earnings for items measured using unobservable data.

The adoption of ASC Topic 820 on January 1, 2008 did not have an impact on the Account’s net assets or results of operations. New disclosures are included in the Financial Instruments footnote.

4. Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s financial assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2009 and 2008, respectively, based on the priority of the inputs to the valuation technique below. The Account had no financial liabilities as of December 31, 2009.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

The ASC Topic 820 fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

§	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
§

Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets;
	b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
	c)	Inputs other than quoted market prices that are observable; and
	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
§

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

5. Charges and Fees

Under the terms of the Policies, certain charges are allocated to the Policies to cover SLD’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

Premium Expense Charge

SLD deducts a premium charge for certain Policies ranging from 4.00% to 15.00% of each premium payment as defined in the Policies.

Mortality, Expense Risk, and Other Charges

For FirstLine, FirstLine II, Strategic Advantage, Variable Survivorship, Estate Designer Policies, and Strategic Investor (Class A Policies), charges are made directly against the assets of the Account Divisions and are reflected daily in the computation of the unit values of the Divisions. A daily deduction, at an annual rate of up to 0.75% of the average daily net asset value of each Division of the Account, is charged to cover these risks, as specified in the Policies.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

For the Corporate Benefits, ING Corporate Advantage, Asset Portfolio Manager, Asset accumulator, ING Corporate Policies (Class B Policies), ING VUL-CV, ING VUL-ECV and ING SVUL-CV, mortality and expense charges result in the redemption of units rather than a deduction in the daily computation of unit values.

  For Corporate Benefits Policies, a monthly deduction, at an annual rate of 0.20% of the contractowner account value, is charged.
  For ING Corporate Advantage Policies, a monthly deduction, at an annual rate up to 0.35% of the contractowner account value, is charged.
  For Asset Portfolio Manager Policies, a monthly deduction, at an annual rate of 0.90% and 0.45% of the contractowner account value, is charged during policy years 1 through 10 and 11 through 20, respectively. There is no mortality and expense charge after year 20 for Asset Portfolio Manager Policies.
  For Asset Accumulator Policies, a monthly deduction, at an annual rate of 0.45% and 0.30% of the contractowner account value, is charged during policy years 1 through 5 and 6 through 10, respectively. There is no mortality and expense charge after year 10 for Asset Accumulator Policies.
  For ING Corporate Policies, a monthly deduction is charged to the contractowner account value at an annual rate ranging from 0.55% to 0.60% for policy years 1 through 10, 0.35% to 0.60% for policy years 11 through 20, and 0.20% to 0.60% for policy years after year 20.
  For ING VUL-CV and ING SVUL-CV policies, a monthly deduction at an annual rate of 0.30% of the contractowner account value is charged.
  For ING VUL-ECV policies, a monthly deduction at an annual rate of 0.45% of the contractowner account value is charged.

The monthly cost of insurance charge varies based on the insured’s sex, issue age, policy year, rate class, and the face amount of policies.

The monthly administrative charge is based on an established amount per $1,000 of base insurance coverage or an established per month charge, as defined in the Policies.

The monthly amount charged for optional insurance benefits varies based on a number of factors and is defined in the Policies.

Other Policy Deductions

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the contractowners and for surrender charges and taxes from amounts paid to contractowners. Such deductions are taken after the redemption of units in the Account and are not included in the Account financial statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

Premium Taxes

Premiums are subject to a charge for premium and other state and local taxes. The amount and timing of the payment by SLD depends on the state of residence and currently is up to 4.00% of premiums.

6. Related Party Transactions

During the year ended December 31, 2009, management and service fees were paid indirectly to DSL, an affiliate of the Company, in its capacity as investment manager to ING Investors Trust and ING Partners, Inc. The Trusts’ advisory agreements provide for fees at annual rates up to 1.25% of the average net assets of each respective Fund.

Management fees were paid to IIL, an affiliate of the Company, in its capacity as investment advisor to ING Variable Products Trust, ING Intermediate Bond Portfolio, ING Strategic Allocation Portfolios, Inc., ING Balanced Portfolio, Inc., ING Variable Portfolios, Inc., and ING Variable Funds. The Trusts’ advisory agreement provides for fees at annual rates up to 0.75% of the average net assets of each respective Fund.

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

7. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments follow:

		Year Ended December 31
	2009		2008
	Purchases	Sales	Purchases	Sales
	(Dollars in thousands)
AIM Variable Insurance Funds:
AIM V.I. Core Equity Fund - Series I Shares	$ 144	$ 1,750	$ 289	$ 3,331
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	7,241	8,711	18,384	7,790
American Funds Insurance Series® Growth-Income Fund -
Class 2	3,325	5,444	7,330	1,709
American Funds Insurance Series® International Fund - Class 2	11,266	13,373	19,142	11,823
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	2,208	26	-	-
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Service Class	1,479	1,206	1,516	796
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Service Class	4,088	3,577	9,118	3,714
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	38	27	18	27
ING Balanced Portfolio, Inc.:
ING Balanced Portfolio - Class I	1,492	2,354	2,658	2,570
ING Intermediate Bond Portfolio:
ING Intermediate Bond Portfolio - Class I	11,102	14,233	33,207	9,555
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Institutional
Class	1,178	2,619	2,267	2,967
ING Artio Foreign Portfolio - Institutional Class	3,883	3,376	11,586	6,575
ING BlackRock Large Cap Growth Portfolio - Institutional Class	577	335	626	697
ING BlackRock Large Cap Value Portfolio - Institutional Class	57	1,998	671	6,938
ING Clarion Global Real Estate Portfolio - Service Class	1,827	2,090	14,826	1,566
ING Evergreen Health Sciences Portfolio - Institutional Class	4,486	2,411	5,849	3,405
ING Evergreen Omega Portfolio - Institutional Class	7,097	14,510	12,229	8,369
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	2,136	1,631	7,057	5,799
ING Focus 5 Portfolio - Class I	69	19	45	1
ING Franklin Templeton Founding Strategy Portfolio -
Institutional Class	3,239	37	121	2
ING Global Resources Portfolio - Institutional Class	8,444	10,435	17,419	11,297
ING Growth and Income Portfolio II - Institutional Class	766	5,024	3,214	1,364
ING Index Plus International Equity Portfolio - Service Class	2,236	26,981	13,681	5,971
ING JPMorgan Emerging Markets Equity Portfolio - Institutional
Class	7,774	7,105	10,865	7,387
ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class	1,922	3,122	6,472	5,110
ING JPMorgan Value Opportunities Portfolio - Institutional Class	2,760	10,475	7,225	3,202
ING LifeStyle Aggressive Growth Portfolio - Institutional Class	2,299	9,501	4,014	2,000
ING LifeStyle Growth Portfolio - Institutional Class	3,886	21,601	8,184	4,925
ING LifeStyle Moderate Growth Portfolio - Institutional Class	3,088	15,151	8,627	3,534
ING LifeStyle Moderate Portfolio - Institutional Class	3,142	9,174	4,941	719

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

	Year Ended December 31
	2009		2008
	Purchases	Sales	Purchases	Sales
	(Dollars in thousands)
ING Investors Trust (continued):
ING Limited Maturity Bond Portfolio - Service Class	$ 12,610	$ 9,102	$ 7,432	$ 6,047
ING Liquid Assets Portfolio - Institutional Class	88,122	114,373	65,409	48,818
ING Liquid Assets Portfolio - Service Class	41,063	41,498	50,537	41,552
ING Lord Abbett Affiliated Portfolio - Institutional Class	1	48	43	20
ING Marsico Growth Portfolio - Institutional Class	1,580	2,071	2,952	2,415
ING Marsico International Opportunities Portfolio - Institutional
Class	3,310	3,887	5,132	9,189
ING MFS Total Return Portfolio - Institutional Class	1,526	1,274	2,528	1,703
ING MFS Utilities Portfolio - Service Class	2,381	3,963	10,510	15,489
ING Oppenheimer Main Street Portfolio® - Institutional Class	49	686	461	314
ING PIMCO Total Return Bond Portfolio - Institutional Class	29,099	7,781	6,596	864
ING Pioneer Fund Portfolio - Institutional Class	1,093	864	1,836	1,816
ING Pioneer Mid Cap Value Portfolio - Institutional Class	1,955	2,666	3,163	3,199
ING Retirement Growth Portfolio - Institutional Class	26,389	404	-	-
ING Retirement Moderate Growth Portfolio - Institutional Class	13,086	612	-	-
ING Retirement Moderate Portfolio - Institutional Class	8,069	700	-	-
ING Stock Index Portfolio - Institutional Class	4,789	23,424	27,874	24,668
ING T. Rowe Price Capital Appreciation Portfolio - Institutional
Class	10,759	8,691	17,777	6,574
ING T. Rowe Price Equity Income Portfolio - Institutional Class	4,775	4,011	9,862	4,733
ING Van Kampen Capital Growth Portfolio - Institutional Class	1,550	39,642	77,371	19,553
ING Van Kampen Growth and Income Portfolio - Service Class	1,879	1,381	3,688	991
ING Wells Fargo Small Cap Disciplined Portfolio - Service Class	1,500	1,747	2,420	2,570
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial
Class	-	12	15	12
ING American Century Small-Mid Cap Value Portfolio - Initial
Class	15	107	56	101
ING Baron Small Cap Growth Portfolio - Initial Class	6,538	7,007	3,816	2,471
ING Columbia Small Cap Value Portfolio - Initial Class	2,986	2,651	3,338	2,538
ING JPMorgan Mid Cap Value Portfolio - Initial Class	2,281	4,334	6,155	3,185
ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class	-	27	-	36
ING Neuberger Berman Partners Portfolio - Initial Class	448	1,388	1,259	530
ING Oppenheimer Global Portfolio - Initial Class	8,739	11,676	5,506	567
ING Oppenheimer Strategic Income Portfolio - Service Class	6,080	4,074	11,414	5,436
ING PIMCO Total Return Portfolio - Initial Class	1,036	6,633	7,492	9,013
ING Pioneer High Yield Portfolio - Initial Class	16,669	21,406	26,327	2,768
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial
Class	6,519	8,145	14,077	10,529
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	3,139	284	1,638	322
ING Van Kampen Comstock Portfolio - Initial Class	3,888	4,555	2,483	3,248
ING Van Kampen Equity and Income Portfolio - Initial Class	252	401	738	794

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

	Year Ended December 31
	2009		2008
	Purchases	Sales	Purchases	Sales
	(Dollars in thousands)
ING Strategic Allocation Portfolios, Inc.:
ING Strategic Allocation Conservative Portfolio - Class I	$ 8	$ 7	$ 14 $	7
ING Strategic Allocation Growth Portfolio - Class I	108	414	247	677
ING Strategic Allocation Moderate Portfolio - Class I	179	132	268	95
ING Variable Funds:
ING Growth and Income Portfolio - Class I	4,447	393	-	1
ING Variable Portfolios, Inc.:
ING Index Plus LargeCap Portfolio - Class I	1,606	1,565	2,082	1,188
ING Index Plus MidCap Portfolio - Class I	1,553	2,895	4,116	2,508
ING Index Plus SmallCap Portfolio - Class I	1,645	1,302	3,081	2,611
ING International Index Portfolio - Class S	22,619	1,908	-	-
ING Opportunistic Large Cap Value Portfolio - Class I	28	514	333	377
ING Russell™ Large Cap Growth Index Portfolio - Class I	34,783	2,501	-	-
ING Russell™ Large Cap Index Portfolio - Class I	2,382	465	-	-
ING Russell™ Large Cap Value Index Portfolio - Class I	5,089	1,051	-	-
ING Russell™ Mid Cap Growth Index Portfolio - Class I	2,016	168	-	-
ING Russell™ Small Cap Index Portfolio - Class I	1,014	386	272	5
ING U.S. Bond Index Portfolio - Class I	5,358	2,387	2,585	662
ING Variable Products Trust:
ING MidCap Opportunities Portfolio - Class I	6	749	2,432	451
ING SmallCap Opportunities Portfolio - Class I	4,604	1,880	10,528	6,370
M Fund, Inc.:
Brandes International Equity Fund	2,005	3,122	5,985	4,439
Business Opportunity Value Fund	451	1,011	1,413	862
Frontier Capital Appreciation Fund	625	1,678	1,192	2,078
M Large Cap Growth Fund	584	1,170	2,299	1,374
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	334	225	332	140
Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund	144	1,435	2,127	2,970

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements 8. Changes in Units

The changes in units outstanding were as follows:

			Year Ending December 31
	2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AIM Variable Insurance Funds:
AIM V.I. Core Equity Fund - Series I Shares	1,304	196,716	(195,412)	8,887	311,859	(302,972)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	992,769	1,134,873	(142,104)	1,120,535	871,660	248,875
American Funds Insurance Series® Growth-Income Fund - Class 2	476,590	680,792	(204,202)	531,354	321,333	210,021
American Funds Insurance Series® International Fund - Class 2	754,786	930,406	(175,620)	720,227	727,984	(7,757)
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	189,346	5,121	184,225	-	-	-
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Service Class	187,906	161,680	26,226	148,463	96,801	51,662
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Service Class	621,399	559,488	61,911	871,616	532,827	338,789
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	53	2,200	(2,147)	48	2,393	(2,345)
ING Balanced Portfolio, Inc.:
ING Balanced Portfolio - Class I	214,073	373,351	(159,278)	212,301	380,271	(167,970)
ING Intermediate Bond Portfolio:
ING Intermediate Bond Portfolio - Class I	992,474	1,427,361	(434,887)	2,565,687	1,005,888	1,559,799
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Institutional Class	156,060	306,612	(150,552)	178,914	254,129	(75,215)
ING Artio Foreign Portfolio - Institutional Class	491,956	509,955	(17,999)	788,341	658,196	130,145
ING BlackRock Large Cap Growth Portfolio - Institutional Class	75,134	46,289	28,845	51,506	65,816	(14,310)
ING BlackRock Large Cap Value Portfolio - Institutional Class	1,383	224,230	(222,847)	6,177	594,541	(588,364)
ING Clarion Global Real Estate Portfolio - Service Class	350,795	437,845	(87,050)	1,796,680	238,484	1,558,196
ING Evergreen Health Sciences Portfolio - Institutional Class	455,627	271,346	184,281	502,652	430,583	72,069
ING Evergreen Omega Portfolio - Institutional Class	907,606	1,547,246	(639,640)	1,011,002	1,012,344	(1,342)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

			Year Ending December 31
		2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ING Investors Trust (continued):
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	402,271	366,135	36,136	780,041	867,663	(87,622)
ING Focus 5 Portfolio - Class I	10,983	2,448	8,535	5,563	251	5,312
ING Franklin Templeton Founding Strategy Portfolio - Institutional Class	374,801	8,133	366,668	14,603	597	14,006
ING Global Resources Portfolio - Institutional Class	455,274	562,240	(106,966)	580,197	489,889	90,308
ING Growth and Income Portfolio II - Institutional Class	162,878	861,484	(698,606)	239,666	255,704	(16,038)
ING Index Plus International Equity Portfolio - Service Class	300,783	3,193,816	(2,893,033)	427,568	758,540	(330,972)
ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	1,032,142	1,061,676	(29,534)	960,543	832,872	127,671
ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	312,349	477,040	(164,691)	522,112	616,454	(94,342)
ING JPMorgan Value Opportunities Portfolio - Institutional Class	378,534	1,444,150	(1,065,616)	864,951	474,773	390,178
ING LifeStyle Aggressive Growth Portfolio - Institutional Class	286,455	968,341	(681,886)	322,026	210,431	111,595
ING LifeStyle Growth Portfolio - Institutional Class	458,335	2,118,417	(1,660,082)	672,959	506,023	166,936
ING LifeStyle Moderate Growth Portfolio - Institutional Class	319,559	1,471,031	(1,151,472)	765,425	372,944	392,481
ING LifeStyle Moderate Portfolio - Institutional Class	291,046	836,332	(545,286)	520,109	195,503	324,606
ING Limited Maturity Bond Portfolio - Service Class	1,021,012	886,304	134,708	585,429	657,351	(71,922)
ING Liquid Assets Portfolio - Institutional Class	6,415,014	8,706,042	(2,291,028)	6,815,115	5,491,485	1,323,630
ING Liquid Assets Portfolio - Service Class	4,288,108	4,331,516	(43,408)	4,989,250	4,376,693	612,557
ING Lord Abbett Affiliated Portfolio - Institutional Class	2	4,526	(4,524)	10	1,232	(1,222)
ING Marsico Growth Portfolio - Institutional Class	237,926	285,740	(47,814)	311,736	252,069	59,667
ING Marsico International Opportunities Portfolio - Institutional Class	368,929	405,816	(36,887)	360,216	801,441	(441,225)
ING MFS Total Return Portfolio - Institutional Class	129,570	125,813	3,757	128,361	137,397	(9,036)
ING MFS Utilities Portfolio - Service Class	209,495	371,871	(162,376)	638,431	1,041,344	(402,913)
ING Oppenheimer Main Street Portfolio® - Institutional Class	12,444	94,536	(82,092)	40,301	33,589	6,712
ING PIMCO Total Return Bond Portfolio - Institutional Class	2,818,020	911,393	1,906,627	694,304	121,772	572,532
ING Pioneer Fund Portfolio - Institutional Class	125,884	100,909	24,975	203,610	199,678	3,932
ING Pioneer Mid Cap Value Portfolio - Institutional Class	258,070	360,711	(102,641)	290,156	380,342	(90,186)
ING Retirement Growth Portfolio - Institutional Class	2,904,690	90,305	2,814,385	-	-	-
ING Retirement Moderate Growth Portfolio - Institutional Class	1,406,902	84,235	1,322,667	-	-	-
ING Retirement Moderate Portfolio - Institutional Class	827,496	75,086	752,410	-	-	-
ING Stock Index Portfolio - Institutional Class	1,568,354	3,683,923	(2,115,569)	3,065,433	3,363,600	(298,167)
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	941,008	872,585	68,423	916,432	698,669	217,763

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

			Year Ending December 31
		2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ING Investors Trust (continued):
ING T. Rowe Price Equity Income Portfolio - Institutional Class	548,777	516,758	32,019	622,743	482,899	139,844
ING Van Kampen Capital Growth Portfolio - Institutional Class	375,564	4,402,372	(4,026,808)	5,680,244	1,925,457	3,754,787
ING Van Kampen Growth and Income Portfolio - Service Class	234,439	193,595	40,844	296,956	140,464	156,492
ING Wells Fargo Small Cap Disciplined Portfolio - Service Class	337,870	378,266	(40,396)	172,095	389,918	(217,823)
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial Class	1	1,572	(1,571)	8	1,449	(1,441)
ING American Century Small-Mid Cap Value Portfolio - Initial Class	1,372	12,618	(11,246)	348	9,008	(8,660)
ING Baron Small Cap Growth Portfolio - Initial Class	822,932	863,734	(40,802)	404,268	325,214	79,054
ING Columbia Small Cap Value Portfolio - Initial Class	457,136	451,435	5,701	442,546	385,143	57,403
ING JPMorgan Mid Cap Value Portfolio - Initial Class	232,353	419,830	(187,477)	390,111	292,793	97,318
ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class	11	2,562	(2,551)	21	2,427	(2,406)
ING Neuberger Berman Partners Portfolio - Initial Class	68,758	227,982	(159,224)	137,277	69,490	67,787
ING Oppenheimer Global Portfolio - Initial Class	957,745	1,238,360	(280,615)	559,582	109,286	450,296
ING Oppenheimer Strategic Income Portfolio - Service Class	720,240	589,728	130,512	1,133,819	696,356	437,463
ING PIMCO Total Return Portfolio - Initial Class	4,641	527,460	(522,819)	552,645	802,111	(249,466)
ING Pioneer High Yield Portfolio - Initial Class	1,848,082	2,405,646	(557,564)	2,930,058	391,641	2,538,417
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	932,304	1,090,237	(157,933)	940,997	1,162,813	(221,816)
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	321,382	35,486	285,896	147,281	35,299	111,982
ING Van Kampen Comstock Portfolio - Initial Class	393,648	471,180	(77,532)	205,753	325,265	(119,512)
ING Van Kampen Equity and Income Portfolio - Initial Class	26,866	44,281	(17,415)	43,558	68,309	(24,751)
ING Strategic Allocation Portfolios, Inc.:
ING Strategic Allocation Conservative Portfolio - Class I	25	681	(656)	4	558	(554)
ING Strategic Allocation Growth Portfolio - Class I	27	41,269	(41,242)	191	59,644	(59,453)
ING Strategic Allocation Moderate Portfolio - Class I	643	13,760	(13,117)	623	8,679	(8,056)
ING Variable Funds:
ING Growth and Income Portfolio - Class I	605,128	58,356	546,772	6	86	(80)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

			Year Ending December 31
		2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ING Variable Portfolios, Inc.:
ING Index Plus LargeCap Portfolio - Class I	197,319	221,088	(23,769)	133,753	143,538	(9,785)
ING Index Plus MidCap Portfolio - Class I	214,509	355,754	(141,245)	255,465	266,020	(10,555)
ING Index Plus SmallCap Portfolio - Class I	206,120	181,686	24,434	223,865	263,590	(39,725)
ING International Index Portfolio - Class S	1,869,916	185,338	1,684,578	-	-	-
ING Opportunistic Large Cap Value Portfolio - Class I	33	74,943	(74,910)	8,184	35,666	(27,482)
ING Russell™ Large Cap Growth Index Portfolio - Class I	3,308,216	319,764	2,988,452	-	-	-
ING Russell™ Large Cap Index Portfolio - Class I	218,142	42,544	175,598	-	-	-
ING Russell™ Large Cap Value Index Portfolio - Class I	482,683	97,366	385,317	-	-	-
ING Russell™ Mid Cap Growth Index Portfolio - Class I	175,371	15,376	159,995	-	-	-
ING Russell™ Small Cap Index Portfolio - Class I	147,699	50,564	97,135	34,780	714	34,066
ING U.S. Bond Index Portfolio - Class I	525,112	255,128	269,984	258,294	70,261	188,033
ING Variable Products Trust:
ING MidCap Opportunities Portfolio - Class I	82	74,275	(74,193)	168,341	35,589	132,752
ING SmallCap Opportunities Portfolio - Class I	595,832	305,769	290,063	950,752	865,496	85,256
M Fund, Inc.:
Brandes International Equity Fund	148,641	253,388	(104,747)	271,581	302,305	(30,724)
Business Opportunity Value Fund	52,980	100,671	(47,691)	117,268	77,980	39,288
Frontier Capital Appreciation Fund	60,115	139,822	(79,707)	95,178	154,459	(59,281)
M Large Cap Growth Fund	74,613	138,194	(63,581)	207,046	136,701	70,345
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	54,936	42,088	12,848	27,995	14,570	13,425
Van Eck Worldwide Insurance Trust:
Van Eck Worldwide Hard Assets Fund	3,705	50,722	(47,017)	5,739	74,551	(68,812)

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements 9. Unit Summary

A summary of units outstanding at December 31, 2009 follows:

Division/Contract	Units	Unit Value	Extended Value
AIM V.I. Core Equity Fund - Series I Shares
Contracts in accumulation period:
Class A	744,456.221	$ 10.33	$ 7,690,233
Class B	101,706.992	10.62	1,080,128
	846,163.213		$ 8,770,361
American Funds Insurance Series® Growth Fund - Class 2
Contracts in accumulation period:
Class A	1,348,021.772	$ 15.56	$ 20,975,219
Class B	1,724,976.706	16.37	28,237,869
ING Corporate Advantage VUL	8,841.369	11.56	102,206
	3,081,839.847		$ 49,315,294
American Funds Insurance Series® Growth-Income Fund - Class 2
Contracts in accumulation period:
Class A	775,669.940	$ 14.23	$ 11,037,783
Class B	953,162.935	14.96	14,259,318
ING Corporate Advantage VUL	3,901.687	10.78	42,060
	1,732,734.562		$ 25,339,161
American Funds Insurance Series® International Fund - Class 2
Contracts in accumulation period:
Class A	919,479.482	$ 22.71	$ 20,881,379
Class B	1,051,317.331	23.88	25,105,458
ING Corporate Advantage VUL	7,240.594	14.62	105,857
	1,978,037.407		$ 46,092,694
BlackRock Global Allocation V.I. Fund - Class III
Contracts in accumulation period:
Class A	61,498.217	$ 12.19	$ 749,663
Class B	122,726.372	12.25	1,503,398
	184,224.589		$ 2,253,061
Fidelity® VIP Equity-Income Portfolio - Service Class
Contracts in accumulation period:
Class A	151,957.045	$ 9.77	$ 1,484,620
Class B	219,237.890	10.13	2,220,880
ING Corporate Advantage VUL	2,780.557	9.91	27,555
	373,975.492		$ 3,733,055
Fidelity® VIP Contrafund® Portfolio - Service Class
Contracts in accumulation period:
Class A	682,957.826	$ 11.94	$ 8,154,516
Class B	782,825.580	12.37	9,683,552
ING Corporate Advantage VUL	16,412.177	12.07	198,095
	1,482,195.583		$ 18,036,163

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Contracts in accumulation period:
Class A	24,503.986	$ 12.00	$ 294,048
Class B	11,032.120	12.43	137,129
	35,536.106		$ 431,177
ING Balanced Portfolio - Class I
Contracts in accumulation period:
Class A	981,291.044	$ 9.34	$ 9,165,258
Class B	217,156.918	9.60	2,084,706
	1,198,447.962		$ 11,249,964
ING Intermediate Bond Portfolio - Class I
Contracts in accumulation period:
Class A	1,447,651.973	$ 13.25	$ 19,181,389
Class B	1,341,227.912	14.05	18,844,252
ING Corporate Advantage VUL	4,151.905	11.68	48,494
	2,793,031.790		$ 38,074,135
ING Artio Foreign Portfolio - Institutional Class
Contracts in accumulation period:
Class A	521,027.592	$ 11.84	$ 6,168,967
Class B	821,020.825	12.26	10,065,715
ING Corporate Advantage VUL	5,743.901	12.21	70,133
	1,347,792.318		$ 16,304,815
ING BlackRock Large Cap Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	105,919.604	$ 10.35	$ 1,096,268
Class B	62,964.129	10.72	674,975
	168,883.733		$ 1,771,243
ING BlackRock Large Cap Value Portfolio - Institutional Class
Contracts in accumulation period:
Class A	629,557.632	$ 10.00	$ 6,295,576
Class B	51,671.131	10.43	538,930
	681,228.763		$ 6,834,506
ING Clarion Global Real Estate Portfolio - Service Class
Contracts in accumulation period:
Class A	897,202.143	$ 7.56	$ 6,782,848
Class B	573,944.325	7.66	4,396,414
	1,471,146.468		$ 11,179,262
ING Evergreen Health Sciences Portfolio - Institutional Class
Contracts in accumulation period:
Class A	236,734.405	$ 11.35	$ 2,686,935
Class B	218,054.321	11.76	2,564,319
ING Corporate Advantage VUL	134.462	10.21	1,373
	454,923.188		$ 5,252,627

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Evergreen Omega Portfolio - Institutional Class
Contracts in accumulation period:
Class A	1,430,773.821	$ 13.65	$ 19,530,063
Class B	346,601.054	14.14	4,900,939
	1,777,374.875		$ 24,431,002
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
Contracts in accumulation period:
Class A	1,461,082.727	$ 9.46	$ 13,821,843
Class B	372,786.312	9.73	3,627,211
ING Corporate Advantage VUL	2,295.815	11.16	25,621
	1,836,164.854		$ 17,474,675
ING Focus 5 Portfolio - Class I
Contracts in accumulation period:
Class A	1,318.313	$ 7.26	$ 9,571
Class B	12,528.728	7.35	92,086
	13,847.041		$ 101,657
ING Franklin Templeton Founding Strategy Portfolio -
Institutional Class
Contracts in accumulation period:
Class A	176,229.087	$ 8.75	$ 1,542,005
Class B	204,444.793	8.87	1,813,425
	380,673.880		$ 3,355,430
ING Global Resources Portfolio - Institutional Class
Contracts in accumulation period:
Class A	261,400.846	$ 28.84	$ 7,538,800
Class B	248,156.693	25.60	6,352,811
ING Corporate Advantage VUL	413.524	17.38	7,187
	509,971.063		$ 13,898,798
ING JPMorgan Emerging Markets Equity Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	1,467,163.875	$ 13.04	$ 19,131,817
Class B	1,085,297.182	13.41	14,553,835
ING Corporate Advantage VUL	4,832.935	13.48	65,148
	2,557,293.992		$ 33,750,800
ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	1,491,426.721	$ 12.43	$ 18,538,434
Class B	325,683.356	12.97	4,224,113
ING Corporate Advantage VUL	1,309.518	11.52	15,086
	1,818,419.595		$ 22,777,633
ING Limited Maturity Bond Portfolio - Service Class
Contracts in accumulation period:
Class A	1,246,400.218	$ 11.48	$ 14,308,675
Class B	868,456.733	15.82	13,738,986
ING Corporate Advantage VUL	8,324.269	11.97	99,641
	2,123,181.220		$ 28,147,302

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Liquid Assets Portfolio - Institutional Class
Contracts in accumulation period:
Class A	5,978,811.807	$ 11.35	$ 67,859,514

ING Liquid Assets Portfolio - Service Class
Contracts in accumulation period:
Class B	3,007,185.953	$ 13.46	$ 40,476,723
ING Corporate Advantage VUL	24,701.261	11.55	285,300
	3,031,887.214		$ 40,762,023
ING Lord Abbett Affiliated Portfolio - Institutional Class
Contracts in accumulation period:
Class A	6,452.769	$ 13.52	$ 87,241
Class B	4,258.928	14.21	60,519
	10,711.697		$ 147,760
ING Marsico Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	154,971.291	$ 14.02	$ 2,172,697
Class B	460,244.121	8.90	4,096,173
ING Corporate Advantage VUL	346.297	10.69	3,702
	615,561.709		$ 6,272,572
ING Marsico International Opportunities Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	341,103.731	$ 12.70	$ 4,332,017
Class B	361,548.654	13.16	4,757,980
ING Corporate Advantage VUL	2,130.676	13.16	28,040
	704,783.061		$ 9,118,037
ING MFS Total Return Portfolio - Institutional Class
Contracts in accumulation period:
Class A	212,125.343	$ 13.68	$ 2,901,875
Class B	201,277.438	16.00	3,220,439
ING Corporate Advantage VUL	285.332	11.31	3,227
	413,688.113		$ 6,125,541
ING MFS Utilities Portfolio - Service Class
Contracts in accumulation period:
Class A	393,013.560	$ 15.31	$ 6,017,038
Class B	143,328.774	15.86	2,273,194
ING Corporate Advantage VUL	234.187	15.86	3,714
	536,576.521		$ 8,293,946
ING PIMCO Total Return Bond Portfolio - Institutional Class
Contracts in accumulation period:
Class A	1,336,102.042	$ 11.44	$ 15,285,007
Class B	1,142,811.033	11.59	13,245,180
ING Corporate Advantage VUL	245.873	11.52	2,832
	2,479,158.948		$ 28,533,019

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Pioneer Fund Portfolio - Institutional Class
Contracts in accumulation period:
Class A	105,594.035	$ 10.73	$ 1,133,024
Class B	41,067.098	11.12	456,666
	146,661.133		$ 1,589,690
ING Pioneer Mid Cap Value Portfolio - Institutional Class
Contracts in accumulation period:
Class A	443,748.957	$ 10.67	$ 4,734,801
Class B	311,763.779	11.05	3,444,990
	755,512.736		$ 8,179,791
ING Retirement Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	1,005,521.216	$ 9.41	$ 9,461,955
Class B	1,800,324.014	9.42	16,959,052
ING Corporate Advantage VUL	8,540.226	9.42	80,449
	2,814,385.456		$ 26,501,456
ING Retirement Moderate Growth Portfolio - Institutional Class
Contracts in accumulation period:
Class A	477,841.507	$ 9.60	$ 4,587,278
Class B	818,778.595	9.61	7,868,462
ING Corporate Advantage VUL	26,047.168	9.61	250,313
	1,322,667.270		$ 12,706,053
ING Retirement Moderate Portfolio - Institutional Class
Contracts in accumulation period:
Class A	373,276.685	$ 9.96	$ 3,717,836
Class B	374,369.635	9.97	3,732,465
ING Corporate Advantage VUL	4,763.281	9.97	47,490
	752,409.601		$ 7,497,791
ING Stock Index Portfolio - Institutional Class
Contracts in accumulation period:
Class A	9,975,008.016	$ 10.69	$ 106,632,836
Class B	2,323,689.163	11.16	25,932,371
ING Corporate Advantage VUL	2,823.238	10.46	29,531
	12,301,520.417		$ 132,594,738
ING T. Rowe Price Capital Appreciation Portfolio - Institutional
Class
Contracts in accumulation period:
Class A	1,412,254.067	$ 18.55	$ 26,197,313
Class B	1,435,749.590	19.81	28,442,199
ING Corporate Advantage VUL	2,002.034	12.80	25,626
	2,850,005.691		$ 54,665,138
ING T. Rowe Price Equity Income Portfolio - Institutional Class
Contracts in accumulation period:
Class A	717,480.381	$ 14.51	$ 10,410,640
Class B	621,350.187	14.00	8,698,903
ING Corporate Advantage VUL	231.288	10.59	2,449
	1,339,061.856		$ 19,111,992

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Van Kampen Growth and Income Portfolio - Service Class
Contracts in accumulation period:
Class A	220,121.229	$ 10.84	$ 2,386,114
Class B	375,724.238	11.23	4,219,383
ING Corporate Advantage VUL	2,261.338	11.17	25,259
	598,106.805		$ 6,630,756
ING Wells Fargo Small Cap Disciplined Portfolio - Service Class
Contracts in accumulation period:
Class A	790,681.891	$ 8.64	$ 6,831,492
Class B	554,575.920	8.88	4,924,634
ING Corporate Advantage VUL	130.792	8.93	1,168
	1,345,388.603		$ 11,757,294
ING American Century Small-Mid Cap Value Portfolio - Initial
Class
Contracts in accumulation period:
Class A	10,118.596	$ 12.49	$ 126,381
Class B	9,831.721	12.94	127,222
	19,950.317		$ 253,603
ING Baron Small Cap Growth Portfolio - Initial Class
Contracts in accumulation period:
Class A	410,034.044	$ 10.55	$ 4,325,859
Class B	458,820.535	10.93	5,014,908
ING Corporate Advantage VUL	3,839.027	10.57	40,579
	872,693.606		$ 9,381,346
ING Columbia Small Cap Value Portfolio - Initial Class
Contracts in accumulation period:
Class A	425,686.972	$ 8.45	$ 3,597,055
Class B	326,784.169	8.68	2,836,487
ING Corporate Advantage VUL	1,676.581	8.68	14,553
	754,147.722		$ 6,448,095
ING JPMorgan Mid Cap Value Portfolio - Initial Class
Contracts in accumulation period:
Class A	309,078.251	$ 16.20	$ 5,007,068
Class B	410,473.751	17.04	6,994,473
ING Corporate Advantage VUL	4,068.662	11.03	44,877
	723,620.664		$ 12,046,418
ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class
Contracts in accumulation period:
Class A	3,139.092	$ 13.03	$ 40,902
Class B	3,215.690	13.70	44,055
	6,354.782		$ 84,957
ING Oppenheimer Global Portfolio - Initial Class
Contracts in accumulation period:
Class A	246,035.592	$ 12.23	$ 3,009,015
Class B	354,776.386	12.67	4,495,017
ING Corporate Advantage VUL	800.882	12.51	10,019
	601,612.860		$ 7,514,051

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Oppenheimer Strategic Income Portfolio - Service Class
Contracts in accumulation period:
Class A	894,791.371	$ 11.82	$ 10,576,434
Class B	452,740.091	12.25	5,546,066
ING Corporate Advantage VUL	2,750.765	12.32	33,889
	1,350,282.227		$ 16,156,389
ING PIMCO Total Return Portfolio - Initial Class
Contracts in accumulation period:
Class A	540,967.967	$ 13.49	$ 7,297,658
Class B	507,634.603	14.19	7,203,335
ING Corporate Advantage VUL	914.424	13.34	12,198
	1,049,516.994		$ 14,513,191
ING Pioneer High Yield Portfolio - Initial Class
Contracts in accumulation period:
Class A	1,505,182.232	$ 11.77	$ 17,715,995
Class B	475,177.416	11.92	5,664,115
ING Corporate Advantage VUL	493.422	11.69	5,768
	1,980,853.070		$ 23,385,878
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial
Class
Contracts in accumulation period:
Class A	2,054,865.060	$ 11.73	$ 24,103,567
Class B	695,496.711	12.16	8,457,240
	2,750,361.771		$ 32,560,807
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
Contracts in accumulation period:
Class A	108,754.637	$ 10.07	$ 1,095,159
Class B	461,114.433	10.44	4,814,035
	569,869.070		$ 5,909,194
ING Van Kampen Comstock Portfolio - Initial Class
Contracts in accumulation period:
Class A	201,522.322	$ 11.67	$ 2,351,765
Class B	343,941.132	12.36	4,251,112
ING Corporate Advantage VUL	3,735.407	9.97	37,242
	549,198.861		$ 6,640,119
ING Van Kampen Equity and Income Portfolio - Initial Class
Contracts in accumulation period:
Class A	63,706.195	$ 12.37	$ 788,046
Class B	118,821.778	13.11	1,557,754
ING Corporate Advantage VUL	1,685.033	12.03	20,271
	184,213.006		$ 2,366,071
ING Strategic Allocation Conservative Portfolio - Class I
Contracts in accumulation period:
Class A	7,656.777	$ 10.83	$ 82,923
Class B	1,297.162	11.26	14,606
	8,953.939		$ 97,529

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Strategic Allocation Growth Portfolio - Class I
Contracts in accumulation period:
Class A	15,804.308	$ 10.69	$ 168,948
Class B	24,287.859	11.12	270,081
	40,092.167		$ 439,029
ING Strategic Allocation Moderate Portfolio - Class I
Contracts in accumulation period:
Class A	33,291.182	$ 10.76	$ 358,213
Class B	102,591.131	11.20	1,149,021
	135,882.313		$ 1,507,234
ING Growth and Income Portfolio - Class I
Contracts in accumulation period:
Class A	113,351.769	$ 7.98	$ 904,547
Class B	434,653.530	8.11	3,525,040
ING Corporate Advantage VUL	312.295	12.92	4,035
	548,317.594		$ 4,433,622
ING Index Plus LargeCap Portfolio - Class I
Contracts in accumulation period:
Class A	602,496.933	$ 10.32	$ 6,217,768
Class B	384,558.824	10.94	4,207,074
ING Corporate Advantage VUL	583.682	10.09	5,889
	987,639.439		$ 10,430,731
ING Index Plus MidCap Portfolio - Class I
Contracts in accumulation period:
Class A	475,521.583	$ 12.78	$ 6,077,166
Class B	341,528.561	13.54	4,624,297
ING Corporate Advantage VUL	1,354.074	10.79	14,610
	818,404.218		$ 10,716,073
ING Index Plus SmallCap Portfolio - Class I
Contracts in accumulation period:
Class A	375,446.219	$ 12.29	$ 4,614,234
Class B	454,730.714	13.02	5,920,594
ING Corporate Advantage VUL	1,086.573	9.86	10,714
	831,263.506		$ 10,545,542
ING International Index Portfolio - Class S
Contracts in accumulation period:
Class A	1,467,553.374	$ 13.44	$ 19,723,917
Class B	215,898.827	13.50	2,914,634
ING Corporate Advantage VUL	1,126.090	13.50	15,202
	1,684,578.291		$ 22,653,753
ING Opportunistic Large Cap Value Portfolio - Class I
Contracts in accumulation period:
Class A	23,313.386	$ 8.53	$ 198,863
Class B	23,097.750	8.80	203,260
	46,411.136		$ 402,123

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Russell™ Large Cap Growth Index Portfolio - Class I
Contracts in accumulation period:
Class A	2,645,719.353	$ 12.78	$ 33,812,293
Class B	342,732.464	12.84	4,400,685
	2,988,451.817		$ 38,212,978
ING Russell™ Large Cap Index Portfolio - Class I
Contracts in accumulation period:
Class A	81,481.150	$ 12.81	$ 1,043,774
Class B	93,831.193	12.87	1,207,607
ING Corporate Advantage VUL	285.995	12.87	3,681
	175,598.338		$ 2,255,062
ING Russell™ Large Cap Value Index Portfolio - Class I
Contracts in accumulation period:
Class A	206,823.383	$ 12.59	$ 2,603,906
Class B	178,493.146	12.65	2,257,938
	385,316.529		$ 4,861,844
ING Russell™ Mid Cap Growth Index Portfolio - Class I
Contracts in accumulation period:
Class A	109,101.878	$ 13.07	$ 1,425,962
Class B	50,892.996	13.14	668,734
	159,994.874		$ 2,094,696
ING Russell™ Small Cap Index Portfolio - Class I
Contracts in accumulation period:
Class A	80,165.129	$ 8.79	$ 704,651
Class B	51,035.944	8.90	454,220
	131,201.073		$ 1,158,871
ING U.S. Bond Index Portfolio - Class I
Contracts in accumulation period:
Class A	354,817.242	$ 10.83	$ 3,842,671
Class B	103,199.379	10.97	1,132,097
	458,016.621		$ 4,974,768
ING MidCap Opportunities Portfolio - Class I
Contracts in accumulation period:
Class A	68,783.534	$ 12.83	$ 882,493
Class B	128,206.473	13.70	1,756,429
	196,990.007		$ 2,638,922
ING SmallCap Opportunities Portfolio - Class I
Contracts in accumulation period:
Class A	394,182.675	$ 9.12	$ 3,594,946
Class B	416,524.286	9.74	4,056,947
ING Corporate Advantage VUL	1,889.034	12.43	23,481
	812,595.995		$ 7,675,374

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
Brandes International Equity Fund
Contracts in accumulation period:
Class A	827,786.146	$ 15.78	$ 13,062,465
Class B	33,668.398	16.85	567,313
	861,454.544		$ 13,629,778
Business Opportunity Value Fund
Contracts in accumulation period:
Class A	159,184.164	$ 12.10	$ 1,926,128
Class B	38,974.149	12.82	499,649
	198,158.313		$ 2,425,777
Frontier Capital Appreciation Fund
Contracts in accumulation period:
Class A	400,050.653	$ 16.26	$ 6,504,824
Class B	18,239.759	17.37	316,825
	418,290.412		$ 6,821,649
M Large Cap Growth Fund
Contracts in accumulation period:
Class A	204,008.984	$ 10.43	$ 2,127,814
Class B	46,333.617	11.14	516,156
	250,342.601		$ 2,643,970
Neuberger Berman AMT Socially Responsive Portfolio® - Class I
Contracts in accumulation period:
Class A	19,405.156	$ 10.75	$ 208,605
Class B	25,916.702	11.14	288,712
ING Corporate Advantage VUL	339.768	10.84	3,683
	45,661.626		$ 501,000
Van Eck Worldwide Hard Assets Fund
Contracts in accumulation period:
Class A	136,141.422	$ 36.67	$ 4,992,306
Class B	44,657.305	36.30	1,621,060
	180,798.727		$ 6,613,366

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements 10. Financial Highlights

A summary of unit values, units outstanding and net assets for Policies, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, follows:

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
AIM V.I. Core Equity Fund - Series I Shares
2009	846	$10.33	to	$10.62	$8,770	1.67%	0.00%	to	0.75%	27.22%	to	28.26%
2008	1,042	$8.12	to	$8.28	$8,477	2.01%	0.00%	to	0.75%	-30.66%	to	-30.13%
2007	1,345	$11.71	to	$11.85	$15,770	1.03%	0.00%	to	0.75%	7.33%	to	8.12%
2006	1,729	$10.91	to	$10.96	$18,879	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
American Funds Insurance Series® Growth Fund - Class 2
2009	3,082	$11.56	to	$16.37	$49,315	0.64%	0.00%	to	0.75%	38.31%	to	39.45%
2008	3,224	$8.29	to	$11.74	$37,026	0.91%	0.00%	to	0.75%	-44.39%	to	-43.96%
2007	2,975	$14.80	to	$20.95	$61,155	0.85%	0.00%	to	0.75%	11.52%	to	12.38%
2006	2,599	$13.17	to	$18.65	$47,749	0.88%	0.00%	to	0.75%	9.41%	to	10.22%
2005	2,000	$16.58	to	$16.92	$33,471	0.77%	0.00%	to	0.75%	15.30%	to	16.21%
American Funds Insurance Series® Growth-Income Fund - Class 2
2009	1,733	$10.78	to	$14.96	$25,339	1.51%	0.00%	to	0.75%	30.31%	to	31.23%
2008	1,937	$8.22	to	$11.40	$21,599	1.93%	0.00%	to	0.75%	-38.34%	to	-37.82%
2007	1,727	$13.22	to	$18.35	$31,094	1.67%	0.00%	to	0.75%	4.24%	to	5.10%
2006	1,457	$12.58	to	$17.46	$25,076	1.66%	0.00%	to	0.75%	14.33%	to	15.17%
2005	1,223	$14.86	to	$15.16	$18,342	1.45%	0.00%	to	0.75%	5.09%	to	5.87%
American Funds Insurance Series® International Fund - Class 2
2009	1,978	$14.62	to	$23.88	$46,093	1.60%	0.00%	to	0.75%	42.03%	to	43.08%
2008	2,154	$10.22	to	$16.69	$35,150	2.02%	0.00%	to	0.75%	-42.56%	to	-42.10%
2007	2,161	$17.65	to	$28.84	$61,314	1.62%	0.00%	to	0.75%	19.13%	to	20.02%
2006	1,886	$14.71	to	$24.03	$44,727	1.91%	0.00%	to	0.75%	18.09%	to	19.02%
2005	1,292	$19.79	to	$20.19	$25,807	1.72%	0.00%	to	0.75%	20.60%	to	21.48%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
BlackRock Global Allocation V.I. Fund - Class III
2009	184	$12.19	to	$12.25	$2,253	(e)	0.00%	to	0.75%		(e)
2008	(e)		(e)		(e)	(e)		(e)			(e)
2007	(e)		(e)		(e)	(e)		(e)			(e)
2006	(e)		(e)		(e)	(e)		(e)			(e)
2005	(e)		(e)		(e)	(e)		(e)			(e)
Fidelity® VIP Equity-Income Portfolio - Service Class
2009	374	$9.77	to	$10.13	$3,733	2.47%	0.00%	to	0.75%	29.06%	to	30.05%
2008	348	$7.57	to	$7.79	$2,674	2.86%	0.00%	to	0.75%	-43.17%	to	-42.68%
2007	296	$13.30	to	$13.59	$3,978	2.46%	0.00%	to	0.75%	0.68%	to	1.45%
2006	123	$13.11	to	$13.40	$1,640	3.02%	0.00%	to	0.75%	19.19%	to	20.07%
2005	10	$11.10	to	$11.16	$108	(a)	0.00%	to	0.75%		(a)
Fidelity® VIP Contrafund® Portfolio - Service Class
2009	1,482	$11.94	to	$12.37	$18,036	1.32%	0.00%	to	0.75%	34.61%	to	35.64%
2008	1,420	$8.87	to	$9.12	$12,783	1.12%	0.00%	to	0.75%	-43.03%	to	-42.58%
2007	1,081	$15.50	to	$15.89	$16,998	1.03%	0.00%	to	0.75%	16.63%	to	17.53%
2006	627	$13.19	to	$13.52	$8,408	1.29%	0.00%	to	0.75%	10.70%	to	11.55%
2005	170	$12.06	to	$12.12	$2,048	(a)	0.00%	to	0.75%		(a)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2009	36	$12.00	to	$12.43	$431	8.70%	0.00%	to	0.75%	14.83%	to	15.63%
2008	38	$10.45	to	$10.75	$397	4.31%	0.00%	to	0.75%	-3.95%	to	-3.24%
2007	40	$10.88	to	$11.11	$439	4.39%	0.00%	to	0.75%	3.52%	to	4.42%
2006	49	$10.51	to	$10.64	$518	3.88%	0.00%	to	0.75%	3.55%	to	4.31%
2005	44	$10.15	to	$10.20	$448	(a)	0.00%	to	0.75%		(a)
ING Balanced Portfolio - Class I
2009	1,198	$9.34	to	$9.60	$11,250	4.42%	0.00%	to	0.75%	18.38%	to	19.25%
2008	1,358	$7.89	to	$8.05	$10,748	3.67%	0.00%	to	0.75%	-28.66%	to	-28.12%
2007	1,526	$11.06	to	$11.20	$16,904	2.83%	0.00%	to	0.75%	4.83%	to	5.56%
2006	1,827	$10.55	to	$10.61	$19,280	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Intermediate Bond Portfolio - Class I
2009	2,793	$11.68	to	$14.05	$38,074	6.25%	0.00%	to	0.75%	10.69%	to	11.60%
2008	3,228	$10.47	to	$12.59	$39,558	7.39%	0.00%	to	0.75%	-9.11%	to	-8.48%
2007	1,668	$11.44	to	$13.76	$22,504	3.96%	0.00%	to	0.75%	5.19%	to	6.09%
2006	1,552	$10.79	to	$12.97	$19,808	4.33%	0.00%	to	0.75%	3.30%	to	4.01%
2005	1,317	$12.12	to	$12.47	$16,251	4.84%	0.00%	to	0.75%	2.36%	to	3.14%
ING Artio Foreign Portfolio - Institutional Class
2009	1,348	$11.84	to	$12.26	$16,305	3.55%	0.00%	to	0.75%	19.72%	to	20.67%
2008	1,366	$9.89	to	$10.16	$13,704	-	0.00%	to	0.75%	-43.87%	to	-43.46%
2007	1,236	$17.62	to	$17.98	$21,963	0.31%	0.00%	to	0.75%	15.84%	to	16.75%
2006	903	$15.21	to	$15.40	$13,805	-	0.00%	to	0.75%	28.68%	to	29.63%
2005	198	$11.82	to	$11.88	$2,341	(a)	0.00%	to	0.75%		(a)
ING BlackRock Large Cap Growth Portfolio - Institutional Class
2009	169	$10.35	to	$10.72	$1,771	0.62%	0.00%	to	0.75%	29.70%	to	30.57%
2008	140	$7.98	to	$8.21	$1,126	0.19%	0.00%	to	0.75%	-39.41%	to	-38.91%
2007	154	$13.17	to	$13.44	$2,045	-	0.00%	to	0.75%	6.30%	to	7.09%
2006	73	$12.39	to	$12.55	$908	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
ING BlackRock Large Cap Value Portfolio - Institutional Class
2009	681	$10.00	to	$10.43	$6,835	0.76%	0.00%	to	0.75%	12.36%	to	13.12%
2008	904	$8.90	to	$9.22	$8,068	0.57%	0.00%	to	0.75%	-35.65%	to	-35.16%
2007	1,492	$13.83	to	$14.22	$20,672	0.56%	0.00%	to	0.75%	3.75%	to	4.56%
2006	1,741	$13.33	to	$13.60	$23,235	0.76%	0.00%	to	0.75%	15.81%	to	16.64%
2005	2,242	$11.51	to	$11.66	$25,828	-	0.00%	to	0.75%	4.73%	to	5.62%
ING Clarion Global Real Estate Portfolio - Service Class
2009	1,471	$7.56	to	$7.66	$11,179	2.15%	0.00%	to	0.75%	32.40%	to	33.45%
2008	1,558	$5.71	to	$5.92	$8,916	(d)	0.00%	to	0.75%		(d)
2007	(d)		(d)		(d)	(d)		(d)			(d)
2006	(d)		(d)		(d)	(d)		(d)			(d)
2005	(d)		(d)		(d)	(d)		(d)			(d)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Evergreen Health Sciences Portfolio - Institutional Class
2009	455	$10.21	to	$11.76	$5,253	-	0.00%	to	0.75%	19.47%	to	20.40%
2008	271	$8.48	to	$9.77	$2,589	0.49%	0.00%	to	0.75%	-29.00%	to	-28.48%
2007	199	$11.86	to	$13.66	$2,671	0.35%	0.00%	to	0.75%	7.90%	to	8.76%
2006	197	$10.91	to	$12.56	$2,450	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
ING Evergreen Omega Portfolio - Institutional Class
2009	1,777	$13.65	to	$14.14	$24,431	0.51%	0.00%	to	0.75%	41.74%	to	42.83%
2008	2,417	$9.63	to	$9.90	$23,428	0.49%	0.00%	to	0.75%	-27.92%	to	-27.37%
2007	2,418	$13.36	to	$13.63	$32,429	0.33%	0.00%	to	0.75%	11.15%	to	11.90%
2006	2,629	$12.02	to	$12.18	$31,669	-	0.00%	to	0.75%	5.07%	to	5.91%
2005	2,942	$11.44	to	$11.50	$33,687	(a)	0.00%	to	0.75%		(a)
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
2009	1,836	$9.46	to	$11.16	$17,475	0.70%	0.00%	to	0.75%	38.51%	to	39.67%
2008	1,800	$6.83	to	$7.99	$12,341	1.24%	0.00%	to	0.75%	-39.45%	to	-39.01%
2007	1,888	$11.28	to	$13.10	$21,328	0.27%	0.00%	to	0.75%	13.94%	to	14.87%
2006	1,918	$9.90	to	$11.41	$19,003	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
ING Focus 5 Portfolio - Class I
2009	14	$7.26	to	$7.35	$102	-	0.00%	to	0.75%	21.20%	to	22.09%
2008	5	$5.99	to	$6.02	$32	(d)	0.00%	to	0.75%		(d)
2007	(d)		(d)		(d)	(d)		(d)			(d)
2006	(d)		(d)		(d)	(d)		(d)			(d)
2005	(d)		(d)		(d)	(d)		(d)			(d)
ING Franklin Templeton Founding Strategy Portfolio - Institutional Class
2009	381	$8.75	to	$8.87	$3,355	0.46%	0.00%	to	0.75%	29.63%	to	30.63%
2008	14	$6.75	to	$6.79	$95	(d)	0.00%	to	0.75%		(d)
2007	(d)		(d)		(d)	(d)		(d)			(d)
2006	(d)		(d)		(d)	(d)		(d)			(d)
2005	(d)		(d)		(d)	(d)		(d)			(d)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Global Resources Portfolio - Institutional Class
2009	510	$17.38	to	$28.84	$13,899	0.51%	0.00%	to	0.75%	36.75%	to	37.72%
2008	617	$12.62	to	$21.09	$12,233	2.43%	0.00%	to	0.75%	-41.27%	to	-40.80%
2007	527	$21.32	to	$35.91	$17,858	0.13%	0.00%	to	0.75%	32.61%	to	33.58%
2006	299	$15.96	to	$27.08	$7,648	0.43%	0.00%	to	0.75%	20.79%	to	21.75%
2005	162	$19.31	to	$22.42	$3,423	0.88%	0.00%	to	0.75%	37.04%	to	38.03%
ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class
2009	2,557	$13.04	to	$13.48	$33,751	1.52%	0.00%	to	0.75%	70.68%	to	72.16%
2008	2,587	$7.64	to	$7.83	$19,906	2.66%	0.00%	to	0.75%	-51.52%	to	-51.18%
2007	2,459	$15.76	to	$16.04	$38,928	1.15%	0.00%	to	0.75%	37.76%	to	38.90%
2006	2,679	$11.44	to	$11.55	$30,686	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
ING JPMorgan Small Cap Core Equity Portfolio - INstitutional Class
2009	1,818	$11.52	to	$12.97	$22,778	0.72%	0.00%	to	0.75%	26.45%	to	27.43%
2008	1,983	$9.04	to	$10.18	$19,612	0.84%	0.00%	to	0.75%	-30.18%	to	-29.65%
2007	2,077	$12.86	to	$14.47	$29,389	0.34%	0.00%	to	0.75%	-2.29%	to	-1.56%
2006	2,362	$13.06	to	$14.70	$34,149	0.07%	0.00%	to	0.75%	16.12%	to	16.95%
2005	2,658	$12.41	to	$12.57	$33,048	-	0.00%	to	0.75%	3.16%	to	3.97%
ING Limited Maturity Bond Portfolio - Service Class
2009	2,123	$11.48	to	$15.82	$28,147	4.51%	0.00%	to	0.75%	6.39%	to	7.18%
2008	1,988	$10.79	to	$14.76	$24,216	6.80%	0.00%	to	0.75%	-1.01%	to	-0.18%
2007	2,060	$10.09	to	$14.80	$24,785	2.03%	0.00%	to	0.75%	5.01%	to	5.79%
2006	2,210	$10.38	to	$13.99	$25,152	6.59%	0.00%	to	0.75%	3.08%	to	3.86%
2005	232	$10.07	to	$13.47	$2,943	3.50%	0.00%	to	0.75%	1.58%
ING Liquid Assets Portfolio - Institutional Class
2009	5,979	$11.35			$67,860	0.34%	0.75%			-0.26%
2008	8,270	$11.38			$94,111	2.78%	0.75%			1.97%
2007	6,946	$11.16			$77,520	5.49%	0.75%			4.40%
2006	5,796	$10.69			$61,958	5.16%	0.75%			4.19%
2005	6,059	$10.26			$62,163	3.32%	0.75%			2.19%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Liquid Assets Portfolio - Service Class
2009	3,032	$11.55	to	$13.46	$40,762	0.09%		-		0.35%	to	0.37%
2008	3,075	$11.51	to	$13.41	$41,196	2.62%		-		2.40%	to	2.44%
2007	2,463	$11.24	to	$13.09	$32,210	4.58%		-		4.89%	to	4.95%
2006	2,050	$10.71	to	$12.48	$25,544	4.25%		-		4.70%
2005	2,957	$11.92			$35,249	2.53%		-		2.76%
ING Lord Abbett Affiliated Portfolio - Institutional Class
2009	11	$13.52	to	$14.21	$148	0.62%	0.00%	to	0.75%	18.18%	to	19.01%
2008	15	$11.44	to	$11.94	$177	3.34%	0.00%	to	0.75%	-36.87%	to	-36.39%
2007	16	$18.12	to	$18.77	$302	1.98%	0.00%	to	0.75%	3.54%	to	4.34%
2006	17	$17.50	to	$17.99	$305	0.57%	0.00%	to	0.75%	17.06%	to	17.89%
2005	65	$14.95	to	$15.26	$974	1.67%	0.00%	to	0.75%	4.91%	to	5.75%
ING Marsico Growth Portfolio - Institutional Class
2009	616	$8.90	to	$14.02	$6,273	1.11%	0.00%	to	0.75%	28.39%	to	29.36%
2008	663	$6.88	to	$10.92	$5,388	0.85%	0.00%	to	0.75%	-40.62%	to	-40.23%
2007	604	$11.51	to	$18.39	$8,468	0.01%	0.00%	to	0.75%	13.59%	to	14.53%
2006	502	$10.05	to	$16.19	$6,212	-	0.00%	to	0.75%	4.45%	to	5.13%
2005	379	$9.56	to	$15.50	$4,748	-	0.00%	to	0.75%	8.32%	to	9.13%
ING Marsico International Opportunities Portfolio - Institutional Clas
2009	705	$12.70	to	$13.16	$9,118	1.54%	0.00%	to	0.75%	37.00%	to	38.09%
2008	742	$9.27	to	$9.53	$6,968	1.20%	0.00%	to	0.75%	-49.73%	to	-49.34%
2007	1,183	$18.44	to	$18.81	$22,067	1.09%	0.00%	to	0.75%	19.97%	to	20.89%
2006	1,089	$15.37	to	$15.56	$16,842	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
ING MFS Total Return Portfolio - Institutional Class
2009	414	$11.31	to	$16.00	$6,126	2.78%	0.00%	to	0.75%	17.22%	to	18.17%
2008	410	$9.58	to	$13.54	$5,149	6.60%	0.00%	to	0.75%	-22.72%	to	-22.11%
2007	419	$12.30	to	$17.40	$6,735	3.04%	0.00%	to	0.75%	3.42%	to	4.32%
2006	416	$14.60	to	$16.68	$6,425	2.59%	0.00%	to	0.75%	11.45%	to	12.17%
2005	388	$13.10	to	$14.87	$5,384	2.32%	0.00%	to	0.75%	2.34%	to	3.19%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING MFS Utilities Portfolio - Service Class
2009	537	$15.31	to	$15.86	$8,294	4.89%	0.00%	to	0.75%	31.76%	to	32.83%
2008	699	$11.62	to	$11.94	$8,190	2.72%	0.00%	to	0.75%	-38.16%	to	-37.72%
2007	1,102	$18.79	to	$19.17	$20,837	0.74%	0.00%	to	0.75%	26.45%	to	27.38%
2006	1,010	$14.86	to	$15.05	$15,067	0.11%	0.00%	to	0.75%	29.78%	to	30.87%
2005	986	$11.45	to	$11.50	$11,302	(a)	0.00%	to	0.75%		(a)
ING PIMCO Total Return Bond Portfolio - Institutional Class
2009	2,479	$11.44	to	$11.59	$28,533	4.86%	0.00%	to	0.75%	13.83%	to	14.64%
2008	573	$10.05	to	$10.11	$5,772	(d)	0.00%	to	0.75%		(d)
2007	(d)		(d)		(d)	(d)		(d)			(d)
2006	(d)		(d)		(d)	(d)		(d)			(d)
2005	(d)		(d)		(d)	(d)		(d)			(d)
ING Pioneer Fund Portfolio - Institutional Class
2009	147	$10.73	to	$11.12	$1,590	1.58%	0.00%	to	0.75%	23.48%	to	24.52%
2008	122	$8.69	to	$8.93	$1,065	3.63%	0.00%	to	0.75%	-35.00%	to	-34.53%
2007	118	$13.37	to	$13.64	$1,580	1.22%	0.00%	to	0.75%	4.53%	to	5.33%
2006	95	$12.79	to	$12.95	$1,215	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
ING Pioneer Mid Cap Value Portfolio - Institutional Class
2009	756	$10.67	to	$11.05	$8,180	1.40%	0.00%	to	0.75%	24.50%	to	25.43%
2008	858	$8.57	to	$8.81	$7,432	2.11%	0.00%	to	0.75%	-33.41%	to	-32.90%
2007	948	$12.87	to	$13.13	$12,284	0.98%	0.00%	to	0.75%	4.89%	to	5.72%
2006	1,451	$12.27	to	$12.42	$17,861	0.25%	0.00%	to	0.75%	11.95%	to	12.70%
2005	1,432	$10.96	to	$11.02	$15,714	(a)	0.00%	to	0.75%		(a)
ING Retirement Growth Portfolio - Institutional Class
2009	2,814	$9.41	to	$9.42	$26,501	(e)	0.00%	to	0.75%		(e)
2008	(e)		(e)		(e)	(e)		(e)			(e)
2007	(e)		(e)		(e)	(e)		(e)			(e)
2006	(e)		(e)		(e)	(e)		(e)			(e)
2005	(e)		(e)		(e)	(e)		(e)			(e)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Retirement Moderate Growth Portfolio - Institutional Class
2009	1,323	$9.60	to	$9.61	$12,706	(e)	0.00%	to	0.75%		(e)
2008	(e)		(e)		(e)	(e)		(e)			(e)
2007	(e)		(e)		(e)	(e)		(e)			(e)
2006	(e)		(e)		(e)	(e)		(e)			(e)
2005	(e)		(e)		(e)	(e)		(e)			(e)
ING Retirement Moderate Portfolio - Institutional Class
2009	752	$9.96	to	$9.97	$7,498	(e)	0.00%	to	0.75%		(e)
2008	(e)		(e)		(e)	(e)		(e)			(e)
2007	(e)		(e)		(e)	(e)		(e)			(e)
2006	(e)		(e)		(e)	(e)		(e)			(e)
2005	(e)		(e)		(e)	(e)		(e)			(e)
ING Stock Index Portfolio - Institutional Class
2009	12,302	$10.46	to	$11.16	$132,595	0.62%	0.00%	to	0.75%	25.18%	to	26.24%
2008	14,417	$8.29	to	$8.84	$123,899	3.80%	0.00%	to	0.75%	-37.57%	to	-37.10%
2007	14,715	$13.18	to	$14.06	$202,331	1.71%	0.00%	to	0.75%	4.51%	to	5.32%
2006	16,860	$13.09	to	$13.35	$221,375	1.54%	0.00%	to	0.75%	14.72%	to	15.48%
2005	19,194	$11.41	to	$11.56	$219,406	-	0.00%	to	0.75%	3.73%	to	4.62%
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class
2009	2,850	$12.80	to	$19.81	$54,665	2.19%	0.00%	to	0.75%	32.59%	to	33.61%
2008	2,782	$9.58	to	$14.83	$39,993	5.16%	0.00%	to	0.75%	-27.89%	to	-27.31%
2007	2,564	$13.18	to	$20.41	$50,881	2.01%	0.00%	to	0.75%	3.91%	to	4.69%
2006	2,518	$12.59	to	$19.50	$47,838	1.47%	0.00%	to	0.75%	14.05%	to	14.91%
2005	2,311	$16.37	to	$16.97	$38,330	1.54%	0.00%	to	0.75%	7.20%	to	8.02%
ING T. Rowe Price Equity Income Portfolio - Institutional Class
2009	1,339	$10.59	to	$14.51	$19,112	1.95%	0.00%	to	0.75%	24.34%	to	25.34%
2008	1,307	$8.45	to	$11.67	$14,929	5.51%	0.00%	to	0.75%	-35.95%	to	-35.51%
2007	1,167	$13.11	to	$18.22	$20,795	1.67%	0.00%	to	0.75%	2.53%	to	3.39%
2006	1,047	$12.68	to	$17.77	$18,204	1.52%	0.00%	to	0.75%	18.55%	to	19.37%
2005	906	$14.04	to	$14.99	$13,295	1.43%	0.00%	to	0.75%	3.38%	to	4.15%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Van Kampen Growth and Income Portfolio - Service Class
2009	598	$10.84	to	$11.23	$6,631	1.31%	0.00%	to	0.75%	23.04%	to	23.95%
2008	557	$8.81	to	$9.06	$4,988	4.70%	0.00%	to	0.75%	-32.75%	to	-32.18%
2007	401	$13.10	to	$13.37	$5,311	1.51%	0.00%	to	0.75%	1.79%	to	2.61%
2006	285	$12.87	to	$13.03	$3,695	1.02%	0.00%	to	0.75%	15.12%	to	15.93%
2005	92	$11.18	to	$11.24	$1,028	(a)	0.00%	to	0.75%		(a)
ING Wells Fargo Small Cap Disciplined Portfolio - Service Class
2009	1,345	$8.64	to	$8.93	$11,757	0.73%	0.00%	to	0.75%	29.15%	to	30.17%
2008	1,386	$6.69	to	$6.86	$9,346	0.89%	0.00%	to	0.75%	-33.30%	to	-32.71%
2007	1,604	$10.03	to	$10.21	$16,153	-	0.00%	to	0.75%	-4.39%	to	-3.68%
2006	1,837	$10.49	to	$10.60	$19,303	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)
ING American Century Small-Mid Cap Value Portfolio -Initial Class
2009	20	$12.49	to	$12.94	$254	1.47%	0.00%	to	0.75%	35.03%	to	36.07%
2008	31	$9.25	to	$9.51	$291	1.00%	0.00%	to	0.75%	-26.94%	to	-26.39%
2007	40	$12.66	to	$12.92	$509	0.66%	0.00%	to	0.75%	-3.43%	to	-2.71%
2006	53	$13.11	to	$13.28	$699	0.02%	0.00%	to	0.75%	14.90%	to	15.78%
2005	78	$11.41	to	$11.47	$888	(a)	0.00%	to	0.75%		(a)
ING Baron Small Cap Growth Portfolio - Initial Class
2009	873	$10.55	to	$10.93	$9,381	-	0.00%	to	0.75%	34.57%	to	35.51%
2008	913	$7.80	to	$8.07	$7,254	-	0.00%	to	0.75%	-41.58%	to	-41.09%
2007	834	$13.24	to	$13.70	$11,303	-	0.00%	to	0.75%	5.50%	to	6.37%
2006	479	$12.45	to	$12.88	$6,123	-	0.00%	to	0.75%	14.70%	to	15.52%
2005	210	$11.09	to	$11.15	$2,330	(a)	0.00%	to	0.75%		(a)
ING Columbia Small Cap Value Portfolio - Initial Class
2009	754	$8.45	to	$8.68	$6,448	1.21%	0.00%	to	0.75%	24.08%	to	25.07%
2008	748	$6.81	to	$6.94	$5,141	0.28%	0.00%	to	0.75%	-34.27%	to	-33.90%
2007	691	$10.36	to	$10.50	$7,200	0.16%	0.00%	to	0.75%	2.37%	to	3.24%
2006	642	$10.12	to	$10.17	$6,507	(b)	0.00%	to	0.75%		(b)
2005	(b)		(b)		(b)	(b)		(b)			(b)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING JPMorgan Mid Cap Value Portfolio - Initial Class
2009	724	$11.03	to	$17.04	$12,046	1.33%	0.00%	to	0.75%	24.90%	to	25.94%
2008	911	$8.76	to	$13.53	$12,070	2.77%	0.00%	to	0.75%	-33.35%	to	-32.87%
2007	814	$13.05	to	$20.16	$16,098	0.76%	0.00%	to	0.75%	1.83%	to	2.60%
2006	762	$12.72	to	$19.65	$14,756	0.02%	0.00%	to	0.75%	15.96%	to	16.89%
2005	608	$16.48	to	$16.81	$10,114	0.62%	0.00%	to	0.75%	7.92%	to	8.66%
ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class
2009	6	$13.03	to	$13.70	$85	-	0.00%	to	0.75%	31.35%	to	32.37%
2008	9	$9.92	to	$10.35	$91	-	0.00%	to	0.75%	-39.66%	to	-39.22%
2007	11	$16.44	to	$17.03	$190	-	0.00%	to	0.75%	-2.32%	to	-1.62%
2006	15	$16.83	to	$17.31	$256	-	0.00%	to	0.75%	9.43%	to	10.33%
2005	46	$15.38	to	$15.69	$711	-	0.00%	to	0.75%	10.65%	to	11.43%
ING Oppenheimer Global Portfolio - Initial Class
2009	602	$12.23	to	$12.67	$7,514	2.87%	0.00%	to	0.75%	38.51%	to	39.62%
2008	882	$8.83	to	$9.08	$7,911	2.03%	0.00%	to	0.75%	-40.74%	to	-40.30%
2007	432	$14.90	to	$15.21	$6,493	1.13%	0.00%	to	0.75%	5.75%	to	6.59%
2006	377	$14.09	to	$14.27	$5,343	0.07%	0.00%	to	0.75%	17.12%	to	18.03%
2005	335	$12.03	to	$12.09	$4,031	(a)	0.00%	to	0.75%		(a)
ING Oppenheimer Strategic Income Portfolio - Service Class
2009	1,350	$11.82	to	$12.32	$16,156	3.77%	0.00%	to	0.75%	20.37%	to	21.29%
2008	1,220	$9.82	to	$10.16	$12,087	6.55%	0.00%	to	0.75%	-16.35%	to	-15.68%
2007	782	$11.74	to	$12.05	$9,232	4.46%	0.00%	to	0.75%	7.81%	to	8.61%
2006	579	$10.89	to	$11.10	$6,319	0.11%	0.00%	to	0.75%	7.40%	to	8.24%
2005	600	$10.14	to	$10.19	$6,094	(a)	0.00%	to	0.75%		(a)
ING PIMCO Total Return Portfolio - Initial Class
2009	1,050	$13.34	to	$14.19	$14,513	2.96%	0.00%	to	0.75%	12.04%	to	12.96%
2008	1,572	$11.81	to	$12.57	$19,285	5.12%	0.00%	to	0.75%	-0.66%	to	0.16%
2007	1,822	$11.80	to	$12.55	$22,375	3.52%	0.00%	to	0.75%	8.80%	to	9.61%
2006	1,608	$10.77	to	$11.45	$18,083	2.17%	0.00%	to	0.75%	3.44%	to	4.19%
2005	903	$10.77	to	$10.99	$9,777	2.18%	0.00%	to	0.75%	1.60%	to	2.42%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Pioneer High Yield Portfolio - Initial Class
2009	1,981	$11.69	to	$11.92	$23,386	8.42%	0.00%	to	0.75%	65.77%	to	67.18%
2008	2,538	$7.00	to	$7.13	$18,043	(d)	0.00%	to	0.75%		(d)
2007	(d)		(d)		(d)	(d)		(d)			(d)
2006	(d)		(d)		(d)	(d)		(d)			(d)
2005	(d)		(d)		(d)	(d)		(d)			(d)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2009	2,750	$11.73	to	$12.16	$32,561	0.41%	0.00%	to	0.75%	45.35%	to	46.51%
2008	2,908	$8.05	to	$8.30	$23,626	0.48%	0.00%	to	0.75%	-43.61%	to	-43.15%
2007	3,130	$14.17	to	$14.60	$44,992	0.19%	0.00%	to	0.75%	12.50%	to	13.35%
2006	3,405	$12.72	to	$12.88	$43,418	-	0.00%	to	0.75%	8.35%	to	9.15%
2005	3,899	$11.74	to	$11.80	$45,813	(a)	0.00%	to	0.75%		(a)
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
2009	570	$10.07	to	$10.44	$5,909	1.74%	0.00%	to	0.75%	30.78%	to	31.82%
2008	284	$7.70	to	$7.92	$2,231	3.40%	0.00%	to	0.75%	-40.22%	to	-39.77%
2007	172	$12.88	to	$13.15	$2,237	0.42%	0.00%	to	0.75%	0.39%	to	1.23%
2006	495	$12.83	to	$12.99	$6,389	0.52%	0.00%	to	0.75%	13.64%	to	14.45%
2005	6	$11.29	to	$11.35	$72	(a)	0.00%	to	0.75%		(a)
ING Van Kampen Comstock Portfolio - Initial Class
2009	549	$9.97	to	$12.36	$6,640	3.02%	0.00%	to	0.75%	27.96%	to	28.98%
2008	627	$7.73	to	$9.59	$5,889	4.37%	0.00%	to	0.75%	-36.84%	to	-36.32%
2007	746	$12.15	to	$15.06	$10,999	1.54%	0.00%	to	0.75%	-2.76%	to	-2.08%
2006	803	$12.41	to	$15.38	$12,130	1.10%	0.00%	to	0.75%	15.38%	to	16.25%
2005	762	$12.87	to	$13.23	$9,919	0.67%	0.00%	to	0.75%	2.96%	to	3.68%
ING Van Kampen Equity and Income Portfolio - Initial
Class
2009	184	$12.03	to	$13.11	$2,366	1.87%	0.00%	to	0.75%	21.75%	to	22.75%
2008	202	$9.81	to	$10.68	$2,118	5.20%	0.00%	to	0.75%	-23.90%	to	-23.36%
2007	226	$12.80	to	$13.94	$3,112	2.63%	0.00%	to	0.75%	2.77%	to	3.57%
2006	195	$12.36	to	$13.46	$2,601	2.54%	0.00%	to	0.75%	11.79%	to	12.64%
2005	97	$11.62	to	$11.95	$1,152	0.09%	0.00%	to	0.75%	7.29%	to	8.05%

SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY LIFE SEPARATE ACCOUNT L1 Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Strategic Allocation Conservative Portfolio - Class I
2009	9	$10.83	to	$11.26	$98	8.56%	0.00%	to	0.75%	17.08%	to	17.91%
2008	10	$9.25	to	$9.55	$89	4.67%	0.00%	to	0.75%	-24.18%	to	-23.60%
2007	10	$12.20	to	$12.50	$125	2.61%	0.00%	to	0.75%	4.99%	to	5.84%
2006	16	$11.62	to	$11.81	$181	3.36%	0.00%	to	0.75%	7.59%	to	8.35%
2005	12	$10.80	to	$10.90	$132	2.14%	0.00%	to	0.75%	3.05%	to	3.81%
ING Strategic Allocation Growth Portfolio - Class I
2009	40	$10.69	to	$11.12	$439	12.10%	0.00%	to	0.75%	24.30%	to	25.23%
2008	81	$8.60	to	$8.88	$718	2.79%	0.00%	to	0.75%	-36.53%	to	-36.07%
2007	141	$13.55	to	$13.89	$1,938	1.73%	0.00%	to	0.75%	4.23%	to	5.07%
2006	152	$13.00	to	$13.22	$1,994	2.32%	0.00%	to	0.75%	12.36%	to	13.18%
2005	354	$11.57	to	$11.68	$4,128	0.86%	0.00%	to	0.75%	5.37%	to	6.18%
ING Strategic Allocation Moderate Portfolio - Class I
2009	136	$10.76	to	$11.20	$1,507	9.14%	0.00%	to	0.75%	20.90%	to	21.87%
2008	149	$8.90	to	$9.19	$1,358	3.16%	0.00%	to	0.75%	-31.01%	to	-30.48%
2007	157	$12.90	to	$13.22	$2,064	2.52%	0.00%	to	0.75%	4.71%	to	5.51%
2006	292	$12.32	to	$12.53	$3,645	2.14%	0.00%	to	0.75%	10.30%	to	11.18%
2005	394	$11.17	to	$11.27	$4,436	0.52%	0.00%	to	0.75%	3.91%	to	4.64%
ING Growth and Income Portfolio - Class I
2009	548	$7.98	to	$12.92	$4,434	2.66%	0.00%	to	0.75%	29.34%	to	30.39%
2008	2	$6.17	to	$6.22	$10	-	0.00%	to	0.75%	-38.11%	to	-37.68%
2007	2	$9.97	to	$9.98	$16	(c)	0.00%	to	0.75%		(c)
2006	(c)		(c)		(c)	(c)		(c)			(c)
2005	(c)		(c)		(c)	(c)		(c)			(c)
ING Index Plus LargeCap Portfolio - Class I
2009	988	$10.09	to	$10.94	$10,431	3.04%	0.00%	to	0.75%	22.27%	to	23.20%
2008	1,011	$8.19	to	$8.88	$8,704	2.01%	0.00%	to	0.75%	-37.67%	to	-37.19%
2007	1,021	$13.04	to	$14.14	$14,041	1.22%	0.00%	to	0.75%	4.23%	to	5.05%
2006	1,022	$12.99	to	$13.46	$13,429	0.60%	0.00%	to	0.75%	13.75%	to	14.55%
2005	429	$11.42	to	$11.75	$4,953	1.23%	0.00%	to	0.75%	4.58%	to	5.38%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING Index Plus MidCap Portfolio - Class I
2009	818	$10.79	to	$13.54	$10,716	1.65%	0.00%	to	0.75%	30.67%	to	31.75%
2008	960	$8.19	to	$10.28	$9,579	1.40%	0.00%	to	0.75%	-37.98%	to	-37.58%
2007	970	$13.12	to	$16.47	$15,574	0.77%	0.00%	to	0.75%	4.64%	to	5.51%
2006	947	$12.44	to	$15.61	$14,470	0.47%	0.00%	to	0.75%	8.65%	to	9.47%
2005	1,326	$13.87	to	$14.26	$18,684	0.46%	0.00%	to	0.75%	10.34%	to	11.15%
ING Index Plus SmallCap Portfolio - Class I
2009	831	$9.86	to	$13.02	$10,546	1.71%	0.00%	to	0.75%	23.89%	to	24.83%
2008	807	$7.90	to	$10.43	$8,217	0.96%	0.00%	to	0.75%	-34.04%	to	-33.57%
2007	847	$15.04	to	$15.70	$13,004	0.43%	0.00%	to	0.75%	-6.93%	to	-6.27%
2006	888	$12.68	to	$16.75	$14,562	0.29%	0.00%	to	0.75%	12.93%	to	13.87%
2005	734	$14.31	to	$14.71	$10,591	0.32%	0.00%	to	0.75%	6.87%	to	7.61%
ING International Index Portfolio - Class S
2009	1,685	$13.44	to	$13.50	$22,654	(e)	0.00%	to	0.75%		(e)
2008	(e)		(e)		(e)	(e)		(e)			(e)
2007	(e)		(e)		(e)	(e)		(e)			(e)
2006	(e)		(e)		(e)	(e)		(e)			(e)
2005	(e)		(e)		(e)	(e)		(e)			(e)
ING Opportunistic Large Cap Value Portfolio - Class I
2009	46	$8.53	to	$8.80	$402	4.26%	0.00%	to	0.75%	14.19%	to	15.03%
2008	121	$7.47	to	$7.65	$913	2.03%	0.00%	to	0.75%	-36.10%	to	-35.55%
2007	149	$11.69	to	$11.87	$1,748	1.71%	0.00%	to	0.75%	2.27%	to	2.95%
2006	174	$11.43	to	$11.53	$1,994	1.40%	0.00%	to	0.75%	15.11%	to	16.00%
2005	192	$9.93	to	$9.94	$1,911	(a)	0.00%	to	0.75%		(a)
ING Russell™ Large Cap Growth Index Portfolio - Class I
2009	2,988	$12.78	to	$12.84	$38,213	(e)	0.00%	to	0.75%		(e)
2008	(e)		(e)		(e)	(e)		(e)			(e)
2007	(e)		(e)		(e)	(e)		(e)			(e)
2006	(e)		(e)		(e)	(e)		(e)			(e)
2005	(e)		(e)		(e)	(e)		(e)			(e)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Russell™ Large Cap Index Portfolio - Class I
2009	176	$12.81	to	$12.87	$2,255	(e)	0.00% to 0.75%		(e)
2008	(e)		(e)		(e)	(e)	(e)		(e)
2007	(e)		(e)		(e)	(e)	(e)		(e)
2006	(e)		(e)		(e)	(e)	(e)		(e)
2005	(e)		(e)		(e)	(e)	(e)		(e)
ING Russell™ Large Cap Value Index Portfolio - Class I
2009	385	$12.59	to	$12.65	$4,862	(e)	0.00% to 0.75%		(e)
2008	(e)		(e)		(e)	(e)	(e)		(e)
2007	(e)		(e)		(e)	(e)	(e)		(e)
2006	(e)		(e)		(e)	(e)	(e)		(e)
2005	(e)		(e)		(e)	(e)	(e)		(e)
ING Russell™ Mid Cap Growth Index Portfolio - Class I
2009	160	$13.07	to	$13.14	$2,095	(e)	0.00% to 0.75%		(e)
2008	(e)		(e)		(e)	(e)	(e)		(e)
2007	(e)		(e)		(e)	(e)	(e)		(e)
2006	(e)		(e)		(e)	(e)	(e)		(e)
2005	(e)		(e)		(e)	(e)	(e)		(e)
ING Russell™ Small Cap Index Portfolio - Class I
2009	131	$8.79	to	$8.90	$1,159	-	0.00% to 0.75%	25.75%	to	26.60%
2008	34	$6.99	to	$7.03	$239	(d)	0.00% to 0.75%		(d)
2007	(d)		(d)		(d)	(d)	(d)		(d)
2006	(d)		(d)		(d)	(d)	(d)		(d)
2005	(d)		(d)		(d)	(d)	(d)		(d)
ING U.S. Bond Index Portfolio - Class I
2009	458	$10.83	to	$10.97	$4,975	2.34%	0.00% to 0.75%	5.04%	to	5.89%
2008	188	$10.31	to	$10.36	$1,942	(d)	0.00% to 0.75%		(d)
2007	(d)		(d)		(d)	(d)	(d)		(d)
2006	(d)		(d)		(d)	(d)	(d)		(d)
2005	(d)		(d)		(d)	(d)	(d)		(d)

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
ING MidCap Opportunities Portfolio - Class I
2009	197	$12.83	to	$13.70	$2,639	0.23%	0.00%	to	0.75%	40.37%	to	41.53%
2008	271	$9.14	to	$9.68	$2,562	-	0.00%	to	0.75%	-38.08%	to	-37.63%
2007	138	$14.76	to	$15.52	$2,115	-	0.00%	to	0.75%	24.77%	to	25.67%
2006	208	$11.83	to	$12.35	$2,526	-	0.00%	to	0.75%	7.06%	to	7.86%
2005	240	$11.05	to	$11.45	$2,709	-	0.00%	to	0.75%	9.51%	to	10.31%
ING SmallCap Opportunities Portfolio - Class I
2009	813	$9.12	to	$12.43	$7,675	-	0.00%	to	0.75%	30.10%	to	31.09%
2008	523	$7.01	to	$9.49	$3,771	-	0.00%	to	0.75%	-34.97%	to	-34.46%
2007	437	$10.78	to	$14.48	$4,826	-	0.00%	to	0.75%	9.22%	to	10.10%
2006	386	$9.87	to	$13.16	$3,881	-	0.00%	to	0.75%	11.78%	to	12.57%
2005	405	$8.83	to	$9.15	$3,627	-	0.00%	to	0.75%	8.21%	to	9.06%
Brandes International Equity Fund
2009	861	$15.78	to	$16.85	$13,630	2.28%	0.00%	to	0.75%	24.35%	to	25.28%
2008	966	$12.69	to	$13.45	$12,297	3.47%	0.00%	to	0.75%	-40.28%	to	-39.85%
2007	997	$21.25	to	$22.36	$21,250	2.08%	0.00%	to	0.75%	7.16%	to	8.02%
2006	1,019	$19.83	to	$20.70	$20,249	1.45%	0.00%	to	0.75%	25.82%	to	26.76%
2005	944	$15.76	to	$16.33	$14,898	1.52%	0.00%	to	0.75%	9.75%	to	10.56%
Business Opportunity Value Fund
2009	198	$12.10	to	$12.82	$2,426	0.86%	0.00%	to	0.75%	23.60%	to	24.59%
2008	246	$9.79	to	$10.29	$2,433	0.04%	0.00%	to	0.75%	-34.95%	to	-34.50%
2007	207	$15.05	to	$15.71	$3,134	0.64%	0.00%	to	0.75%	4.66%	to	5.44%
2006	216	$14.38	to	$14.90	$3,118	0.49%	0.00%	to	0.75%	13.05%	to	13.91%
2005	228	$12.72	to	$13.08	$2,907	0.73%	0.00%	to	0.75%	6.98%	to	7.74%
Frontier Capital Appreciation Fund
2009	418	$16.26	to	$17.37	$6,822	0.05%	0.00%	to	0.75%	47.42%	to	48.59%
2008	498	$11.03	to	$11.69	$5,507	-	0.00%	to	0.75%	-42.43%	to	-42.01%
2007	557	$19.16	to	$20.16	$10,708	-	0.00%	to	0.75%	11.07%	to	11.94%
2006	574	$17.25	to	$18.01	$9,924	-	0.00%	to	0.75%	15.46%	to	16.34%
2005	509	$14.94	to	$15.48	$7,615	-	0.00%	to	0.75%	14.13%	to	14.92%

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT L1
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)
M Large Cap Growth Fund
2009	250	$10.43	to	$11.14	$2,644	0.63%	0.00%	to	0.75%	36.34%	to	37.36%
2008	314	$7.65	to	$8.11	$2,435	0.03%	0.00%	to	0.75%	-49.34%	to	-48.96%
2007	244	$15.10	to	$15.89	$3,715	0.35%	0.00%	to	0.75%	21.48%	to	22.42%
2006	289	$12.43	to	$12.98	$3,615	0.63%	0.00%	to	0.75%	7.71%	to	8.53%
2005	268	$11.54	to	$11.96	$3,106	0.43%	0.00%	to	0.75%	13.03%	to	13.90%
Neuberger Berman AMT Socially Responsive Portfolio® - Class I
2009	46	$10.75	to	$11.14	$501	2.32%	0.00%	to	0.75%	30.46%	to	31.39%
2008	33	$8.24	to	$8.48	$274	2.58%	0.00%	to	0.75%	-39.90%	to	-39.43%
2007	19	$13.62	to	$14.00	$268	-	0.00%	to	0.75%	6.78%	to	7.61%
2006	7	$12.84	to	$13.01	$89	0.13%	0.00%	to	0.75%	12.83%	to	13.72%
2005	4	$11.38	to	$11.44	$47	(a)	0.00%	to	0.75%		(a)
Van Eck Worldwide Hard Assets Fund
2009	181	$36.30	to	$36.67	$6,613	0.28%	0.00%	to	0.75%	56.38%	to	57.55%
2008	228	$23.04	to	$23.45	$5,321	0.37%	0.00%	to	0.75%	-46.53%	to	-46.13%
2007	297	$42.77	to	$43.86	$12,940	0.12%	0.00%	to	0.75%	44.28%	to	45.38%
2006	417	$29.42	to	$30.40	$12,593	0.08%	0.00%	to	0.75%	23.58%	to	24.50%
2005	566	$23.63	to	$24.60	$13,798	0.29%	0.00%	to	0.75%	50.55%	to	51.67%

(a)	As investment Division was not available until 2005, this data is not meaningful and is therefore not presented.
(b)	As investment Division was not available until 2006, this data is not meaningful and is therefore not presented.
(c)	As investment Division was not available until 2007, this data is not meaningful and is therefore not presented.
(d)	As investment Division was not available until 2008, this data is not meaningful and is therefore not presented.
(e)	As investment Division was not available until 2009, this data is not meaningful and is therefore not presented.
A	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
B	The Expense Ratio considers only the expenses borne directly by the Account and is equal to the mortality and expense, administrative and other charges, as defined in Note 5. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.
C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

FINANCIAL STATEMENTS — STATUTORY BASIS Security Life of Denver Insurance Company For the years ended December 31, 2009, 2008 and 2007 with Report of Independent Registered Public Accounting Firm

SECURITY LIFE OF DENVER INSURANCE COMPANY Financial Statements- Statutory Basis December 31, 2009

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis – as of December 31, 2009 and 2008	3
Statements of Operations - Statutory Basis – for the years ended December 31, 2009,
2008 and 2007	5
Statements of Changes in Capital and Surplus - Statutory Basis – for the years ended
December 31, 2009, 2008 and 2007	6
Statements of Cash Flows - Statutory Basis – for the years ended December 31, 2009,
2008 and 2007	7
Notes to Financial Statements - Statutory Basis	8

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder Security Life of Denver Insurance Company

We have audited the accompanying statutory basis balance sheets of Security Life of Denver Insurance Company (the “Company,” wholly owned direct subsidiary of ING America Insurance Holdings, Inc.), as of December 31, 2009 and 2008, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado (“Colorado Division of Insurance”), which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Security Life of Denver Insurance Company at December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life of Denver Insurance Company at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for loan-backed and structured securities and income taxes in 2009.

/s/ Ernst & Young LLP

Atlanta, Georgia April 1, 2010

SECURITY LIFE OF DENVER INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2009	2008
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$ 12,962,785	$ 16,581,839
Preferred stocks	27,000	85,079
Common stocks	94,026	170,099
Subsidiaries	104,751	97,329
Mortgage loans	1,637,153	1,878,012
Contract loans	1,282,997	1,390,205
Other invested assets	932,071	863,193
Cash and short term investments	1,329,259	1,038,361
Total cash and invested assets	18,370,042	22,104,117
Deferred and uncollected premiums, less loading (2009-$1,002; 2008-$1,491)	(4,673)	254,204
Accrued investment income	165,155	130,621
Reinsurance balances recoverable	443,444	181,262
Tax recoverable (including $113,377 and $33,458 on realized
capital losses at December 31, 2009 and 2008, respectively)	10,796	31,196
Indebtedness from related parties	291,998	214,796
Net deferred tax asset	163,320	66,652
Separate account assets	1,300,951	1,121,298
Other assets	29,345	161,353
Total admitted assets	$ 20,770,378	$ 24,265,499

The accompanying notes are an integral part of these financial statements.
3

SECURITY LIFE OF DENVER INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2009	2008
	(In Thousands,
	except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 10,734,608	$ 11,545,062
Accident and health reserves	130,620	147,458
Deposit type contracts	3,819,514	7,126,976
Policy and contract claims	205,421	133,283
Total policy and contract liabilities	14,890,163	18,952,779

Interest maintenance reserve	-	11,590
Accounts payable and accrued expenses	64,837	64,756
Reinsurance balances	1,008,514	1,088,813
Indebtedness to related parties	34,382	41,818
Asset valuation reserve	19,422	48,503
Borrowed money	1,430,272	665,403
Net transfers to separate accounts	(64,406)	(55,353)
Other liabilities	388,771	886,938
Separate account liabilities	1,300,951	1,121,298
Total liabilities	19,072,906	22,826,545

Capital and surplus:
Common stock: authorized 149 shares of $20,000 par value;
144 shares issued and outstanding	2,880	2,880
Special surplus funds	74,195	-
Surplus notes	165,032	165,032
Paid in and contributed surplus	1,703,584	1,443,584
Unassigned deficit	(248,219)	(172,542)
Total capital and surplus	1,697,472	1,438,954
Total liabilities and capital and surplus	$ 20,770,378	$ 24,265,499

The accompanying notes are an integral part of these financial statements.
4

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Operations – Statutory Basis

	Year ended December 31
	2009	2008	2007
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 950,541	$ 1,347,952	$ 472,489
Net investment income	841,867	1,037,074	1,215,525
Amortization of interest maintenance reserve	(9,894)	(13,860)	(16,847)
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	227,504	354,502	467,334
Other revenue	160,196	83,984	85,593
Total premiums and other revenues	2,170,214	2,809,652	2,224,094
Benefits paid or provided:
Death benefits	205,235	184,854	162,641
Annuity benefits	63,663	79,367	76,686
Disability benefits	277,212	96,725	85
Surrender benefits and withdrawals	1,706,010	1,061,380	1,496,996
Interest on policy or contract funds	(73,665)	184,013	567,458
Other benefits	739	753	963
(Decrease) increase in life and annuity reserves	(799,425)	398,004	(749,628)
Net transfers to (from) separate accounts	(15,204)	106,093	97,679
Total benefits paid or provided	1,364,565	2,111,189	1,652,880
Insurance expenses and other deductions:
Commissions	380,893	365,938	362,467
General expenses	95,315	113,340	125,767
Insurance taxes, licenses and fees	17,604	22,492	17,579
Other deductions	47,784	9,908	576
Total insurance expenses and other deductions	541,596	511,678	506,389
Gain from operations before policyholder dividends, federal income
taxes and net realized capital losses	264,053	186,785	64,825

Dividends to policyholders	2,196	2,603	3,326
Gain from operations before federal income taxes
and net realized capital losses	261,857	184,182	61,499

Federal income tax expense (benefit)	40,109	(37,012)	23,795
Gain from operations before net realized capital losses	221,748	221,194	37,704
Net realized capital losses	(198,013)	(183,629)	(7,101)
Net income	$ 23,735	$ 37,565	$ 30,603

The accompanying notes are an integral part of these financial statements.
5

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Changes in Capital and Surplus—Statutory Basis

	Year ended December 31
	2009	2008	2007
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,880	$ 2,880	$ 2,880

Special surplus funds:
Balance at beginning of year	-	-	-
Admitted deferred tax asset per SSAP 10R	74,195	-
Balance at end of year	74,195	-	-

Surplus notes:
Balance at beginning and end of year	165,032	165,032	165,032

Paid in and contributed surplus:
Balance at beginning of year	1,443,584	1,233,584	1,233,584
Capital contributions	260,000	210,000	-
Balance at end of year	1,703,584	1,443,584	1,233,584

Unassigned (deficit) surplus:
Balance at beginning of year	(172,542)	(85,446)	193,848
Net income	23,735	37,565	30,603
Change in net unrealized capital (losses) gains	(74,134)	(90,385)	(101,184)
Change in nonadmitted assets	(31,415)	(60,226)	(86,307)
Change in liability for reinsurance in unauthorized companies	6,970	(7,293)	1,766
Change in asset valuation reserve	29,081	86,877	10,977
Change in surplus in separate account statements	2,213	-	-
Cumulative effect of change in accounting principle	(6,081)	-	-
Change in net deferred income tax	(39,559)	(2,109)	49,894
Deferred gain on reinsurance of existing business	-	-	33,236
Dividends to stockholder	-	-	(100,000)
Amortization of gain on reinsurance	(13,250)	(48,734)	(35,911)
Change in reserve on account of change in valuation basis	27,867	-	(82,910)
Additional minimum pension liability	(1,104)	(2,791)	542
Balance at end of year	(248,219)	(172,542)	(85,446)
Total capital and surplus	$ 1,697,472	$ 1,438,954	$ 1,316,050

The accompanying notes are an integral part of these financial statements.
6

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis

	Year ended December 31
	2009	2008	2007
	(In Thousands)
Operating Activities:
Premiums, policy proceeds, and other considerations received,
net of reinsurance paid	$ 1,211,683	$ 1,036,492	$ 511,209
Net investment income received	939,901	1,154,539	1,302,995
Commissions and expenses paid	(451,373)	(531,774)	(576,492)
Benefits paid	(2,441,351)	(1,492,358)	(2,332,436)
Net transfers from (to) separate accounts	8,363	(91,000)	(82,400)
Dividends paid to policyholders	(2,692)	(3,056)	(4,096)
Federal income taxes recovered (paid)	95,494	17,881	(33,502)
Miscellaneous income	265,468	339,760	441,819
Net cash (used in) provided by operations	(374,507)	430,484	(772,903)

Investment Activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	5,305,769	6,780,514	8,180,183
Stocks	143,376	257,193	60,527
Mortgage loans	249,456	436,419	524,062
Real estate	-	6,138	708
Other invested assets	103,222	22,528,528	7,417,681
Net gain (loss) on cash and short term investments	19	726	(565)
Miscellaneous proceeds	61,270	90,535	58,867
Total proceeds from sales, maturities, or repayments of investments:	5,863,112	30,100,053	16,241,463

Cost of investments acquired:
Bonds	2,722,881	6,224,006	8,453,766
Stocks	38,614	249,393	132,191
Mortgage loans	11,298	320,779	55,915
Other invested assets	40,904	22,453,771	7,668,975
Miscellaneous applications	271,198	89,472	86,353
Total cost of investments acquired	3,084,895	29,337,421	16,397,200

Net decrease (increase) in contract loans	107,208	(43,481)	(83,302)
Net cash provided by (used in) investment activities	2,885,425	719,151	(239,039)

Financing and Miscellaneous Activities
Other cash (applied) provided:
Borrowed money	765,806	(101,488)	(22,890)
Net (withdrawals) deposits on deposit type contracts	(3,307,462)	(1,079,213)	1,165,804
Dividends paid to stockholder	-	-	(100,000)
Capital and paid in surplus	210,000	-	-
Other cash provided	111,636	615,353	149,740
Net cash (used in) provided by financing and miscellaneous activities	(2,220,020)	(565,348)	1,192,654
Net increase in cash and short term investments	290,898	584,287	180,712
Cash and short term investments:
Beginning of year	1,038,361	454,074	273,362
End of year	$ 1,329,259	$ 1,038,361	$ 454,074

7

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009

(Dollar amounts in millions, unless otherwise stated)

1. Organization and Significant Accounting Policies

Security Life of Denver Insurance Company (the “Company”) is domiciled in Colorado and is a wholly owned direct subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”), a Delaware domiciled non-insurance holding company. The Company’s ultimate parent is ING Groep, N.V. (“ING”), a global financial services company based in the Netherlands.

Description of Business

The Company focuses on two markets: the advanced market and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include universal life and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico (approved for reinsurance only). In the investment products market, the Company offers guaranteed investment contracts, funding agreements, and trust notes to institutional buyers.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles

Effective July 1, 2009, the Company adopted SSAP No. 43R, Loan-backed and Structured Securities. This statement provides guidance on recording other-than-temporary impairments (“OTTI”) on loan-backed and structured securities. When the holder of a loan-backed or structured security with an unrealized loss position either has the intent to sell the security or does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security must be written down to fair value.

When the holder of a loan-backed or structured security in an unrealized loss position does not intend to sell the security and has the intent and ability to hold the security for a period of time sufficient to recover the amortized cost, the holder of the security must compare the present value of the expected future cash flows for this security to its amortized cost. If the present value of the expected future cash flows for the security is lower than its amortized cost, the security is written down to its present value of the expected future cash flows.

8

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

In both instances noted above, the total loss recorded is bifurcated between the interest related loss and the non-interest related loss. The interest related portion shall be recorded through the IMR and the non-interest related portion shall be recorded through the AVR. The effects on the Company's 2009 financial statements of adopting this change in accounting principle at July 1, 2009 were decreases in total admitted assets and capital and surplus of $6.1. This adoption had no impact on total liabilities and net income.

Effective December 31, 2009, the Company adopted SSAP No. 10R, Income Taxes. This statement requires the Company to calculate admitted deferred tax assets based upon the gross admitted deferred asset to reverse within one year with a cap on the admitted portion of the deferred tax asset of 10% of capital and surplus for its most recently filed statement with the domiciliary state commissioner. If the Company’s risk-based capital levels (“RBC”), after reflecting the above limitations, exceeds 250% of the authorized control level, the statement increases the limitation on admitted deferred tax assets from what is expected to reverse in one year to what is expected to reverse over the next three years and increases the cap on the admitted portion of the deferred tax asset from 10% of capital and surplus for its most recently filed statement with the domiciliary state commissioner to 15% of capital and surplus for its most recently filed statement with the domiciliary state commissioner. Other revisions in the statement include requiring the Company to reduce the gross deferred tax asset by a statutory valuation allowance adjustment if, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. The effects on the Company's 2009 financial statements of adopting this change in accounting principle at December 31, 2009 were increases to total admitted assets and capital and surplus of $74.2. There was no change in net income or total liabilities. The increase in capital and surplus related to the cumulative effect of adopting this change in accounting principle is disclosed in a separate line in the Statements of Changes in Capital and Surplus.

Reclassifications

Certain amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2009 financial statement presentation. These reclassifications reflect presentational differences on the Balance Sheets. There were no changes to total capital and surplus or net income. A reconciliation of the more significant presentational differences for 2008 balances is as follows:

9

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

	Balance per 2008		Balance per 2009
	Audited Financial		Audited Finacial
	Statements	Amount	Statements
	December 31, 2008	Reclassified	December 31, 2008
(In Thousands)
Liabilities
Acccounts payable and accrued expenses	$ 72,717	$ (7,961)	$ 64,756
Reinsurance balances	1,080,852	7,961	1,088,813

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, which practices differ from United States generally accepted accounting principles (“GAAP”). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held to maturity, trading or available for sale. Held to maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available for sale.

Management regularly reviews the value of the Company’s investments in bonds and mandatorily redeemable preferred stocks. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other than temporary decline in value. To make this determination for each security, the following are some of the factors considered:

§	The length of time and the extent to which the fair value has been below cost.
§	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
§	Management’s intent and ability to hold the security long enough for it to recover its value.

Based on the analysis, management makes a judgment as to whether the loss is other than temporary. If the loss is other than temporary, an impairment charge is recorded within net realized investment gains (losses) in the Statements of Operation in the period the determination is made.

The Company invests in structured securities including mortgage backed securities/ collateralized mortgage obligations, asset backed securities, collateralized debt

10

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

obligations, and commercial mortgage backed securities. For these structured securities in unrealized loss positions in the periods after the adoption of SSAP No. 43R, management determines whether it has the intent and ability to hold the security for a period of time sufficient to recover the amortized cost. If management has the intent and ability to hold the security to recovery, the Company must compare the present value of the expected future cash flows for this security to its amortized cost. If the present value of the expected future cash flows for the security is lower than its amortized cost, the security is written down to its present value of the expected future cash flows.

In both cases above, the total loss recorded is bifurcated between the interest related loss and the non-interest related loss. The interest related portion shall be recorded through the IMR and the non-interest related portion shall be recorded through the AVR.

For these structured securities in periods prior the adoption of SSAP No. 43R, management compared the undiscounted projected future cash flows to the carrying value and an OTTI was considered to have occurred when the undiscounted cash flows were less than the carrying value.

For GAAP, when a decline in fair value is determined to be other-than-temporary, the loss which is calculated as the difference between the securities carrying value and fair value is recorded in net realized capital gains (losses) in its entirety or bifurcated between net realized capital gains (losses) and accumulated other comprehensive income, as appropriate.

Statement of Statutory Accounting Principles (“SSAP”) No. 31, Derivative Instruments applies to derivative transactions entered into prior to January 1, 2003. The Company also follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities for derivative transactions entered into or modified on or after January 1, 2003. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder’s equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve (“AVR”) is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a

11

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company’s net deferral of interest maintenance reserve (“IMR”) is negative and as such is reported as a component of other assets and completely nonadmitted in the accompanying Balance Sheets.

Realized gains and losses on investments are reported in the Statements of Operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold. Realized losses due to impairment are recorded when there has been a decline in value deemed to be other than temporary, in which case the provision for such declines is charged to income, or bifurcated to other comprehensive income, as appropriate.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus. Under GAAP, such allowances are included as a component of earnings.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

12

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods (“CRVM”) using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Gains and losses generated in certain reinsurance transactions are deferred and amortized over the remaining life of the business for GAAP purposes. For statutory, losses are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed deferred federal income tax assets, disallowed interest maintenance reserves, non operating software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC

Accounting Practices and Procedures Manual, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets.

13

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited GAAP statements are not available or expected to be available are nonadmitted. Under GAAP, the accounts and operations of the Company’s subsidiaries are consolidated. All affiliated investments are included in the Consolidated Balance Sheets.

Employee Benefits: For purposes of calculating the Company’s postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared. Under GAAP, dividends are recognized over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse over the next year, taxes paid in prior years that could be recovered through carrybacks, surplus limits, and the amount of deferred tax liabilities available for offset. For periods after the adoption of SSAP No. 10R and assuming certain minimum thresholds are met, the formula allows the Company to consider the amount that is expected to reverse over the next three years rather than the single year under SSAP No. 10. SSAP No. 10R also requires the Company to reduce the gross deferred tax asset by a statutory valuation allowance adjustment if, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus and are recorded in other invested assets on the Balance Sheet. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Colorado Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the notes.

Statements of Cash Flows: Cash and short term investments in the Statements of Cash Flows represent cash balances, demand deposits, and short term fixed maturity

14

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

investments with initial maturities of one year or less at the date of acquisition. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less. Other invested assets include cash loaned through the Company’s reciprocal loan program.

Reconciliation to GAAP: The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the effective interest method.

Loan backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. Amortized cost is determined using the effective interest method and includes anticipated prepayments. The retrospective adjustment method is used to determine the amortized cost for the majority of loan-backed and structured securities. For certain securities the prospective adjustment method is used, including interest only securities and securities that have experienced an other-than-temporary impairment.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value and nonredeemable preferred stocks are reported at fair value or the lower of cost or fair value as determined by the Securities Valuation Office of the NAIC (“SVO”).

Common stocks are reported at fair value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The unrealized gains and losses from derivatives not designated as accounting hedges are reported at fair value through surplus. Upon termination, interest related gains and losses are included in IMR and are amortized over the remaining lives of the derivatives; other

15

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

gains and losses are added to the AVR. The Company enters into the following derivatives:

  Interest rate caps and floors: Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short term assets or liabilities.
  The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are received as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.
  Interest rate swaps: Interest rate swaps are used to manage the interest rate risk in the Company’s fixed maturity portfolio, as well as the Company’s liabilities. Interest rate swaps represent contracts that require the exchange of cash flows at regular interim periods, typically monthly or quarterly. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.
  Foreign exchange swaps: Foreign exchange swaps are used to reduce the risk of a change in the value, yield, or cash flow with respect to invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows for U.S. dollar cash flows at regular interim periods, typically quarterly or semi-annually.

Credit default swaps are utilized to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86 permissible investments using the derivative in conjunction with other investments.

  Credit default swaps: Credit default swaps are used to reduce the credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals and amounts for the purchase or sale of credit protection. In the event of a default on the underlying credit exposure, the Company will either receive an additional payment (purchased credit protection) or will be required to make an additional payment (sold credit protection) equal to par minus recovery value of the swap contract.
  Forwards: Forwards are acquired to hedge the Company’s inverse portfolio against movements in interest rates, particularly mortgage rates. On the settlement date, the Company will either receive a payment (interest rate drops on owned forwards or interest rate rises on purchased forwards) or will be required to make a payment (interest rate rises on owned forwards or interest rate drops on purchased forwards).

16

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

  Swaptions: Swaptions are used to manage interest rate risk in the Company’s collateralized mortgage obligations portfolio. Swaptions are contracts that give the Company the option to enter into an interest rate swap at a specific future date.
  Futures: The Company utilizes futures contracts in an anticipatory hedging program to hedge the effects of changes in interest rates related to commitments for future purchases of bonds.
  Options: Call options are used to hedge against an increase in the various equity indices. Such increase may result in increased payments to contract holders of fixed indexed annuity contracts, and the options offset this increased expense. Put options are used to hedge the liability associated with embedded derivatives in certain variable annuity contracts and as part of a hedging program designed to mitigate the impact of potential declines in equity markets and their impact on regulatory capital.
  Options are reported at fair value.

SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP 97”), applies to the Company’s subsidiaries, and controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying statutory basis net assets, and the Company’s non-insurance subsidiaries are reported at the GAAP basis of their net assets. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited US GAAP statements are not available or expected to be available are nonadmitted. Management regularly reviews its SCA’s to determine if an other-than-temporary impairment has occurred. During this review, management makes a judgment as to whether it is probable that the reporting entity will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings.

Mortgage loans are reported at amortized cost, less any write down for impairments.

Contract loans are reported at unpaid principal balances.

The Company engages in reverse repurchase agreements and reverse dollar repurchase agreements. Such arrangements typically meet the requirements to be accounted for as financings. For both reverse repurchase agreements and reverse dollar repurchase agreements, Company policies require that at all times during the respective agreement term, cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets from others. Cash collateral received is used for general liquidity purposes and the offsetting collateral liability is included in borrowed money on the Balance Sheets.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the fair value of the loaned securities, is deposited by the

17

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company’s policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The fair value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the fair value fluctuates.

Short term investments are reported at amortized cost which approximates fair value. Short term investments include investments with maturities of one year or less at the date of acquisition.

Partnership interests, which are included in other invested assets, are reported at the underlying audited GAAP equity of the investee. Changes in surplus from distributions are reported in investment income.

Residual collateralized mortgage obligations, which are included in other invested assets on the Balance Sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are determined using the first in first out method.

Cash on hand includes cash equivalents. Cash equivalents are short term investments that are both readily convertible to cash and have an original maturity date of three months or less.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 1.5% to 11.3% for 2009.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

18

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Colorado Division of Insurance, is $12.6 billion and $13.3 billion at December 31, 2009 and 2008, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $270.9 and $302.8 at December 31, 2009 and 2008, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Electronic Data Processing Equipment: Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight line basis over the estimated useful life of the asset.

Participating Insurance: Participating business approximates less than 1% of the Company’s ordinary life insurance in force and less than 1% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $2.2, $2.6 and $3.3 was incurred in 2009, 2008 and 2007, respectively.

Benefit Plans: The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plans. The Company also provides a contributory retirement plan for substantially all employees.

19

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2009	2008
	(In Thousands)
Other invested assets	$ 15,671	$ 25,800
Net deferred tax asset	203,447	294,313
IMR (if negative)	66,959	-
Agents' debit balances	3,310	3,382
Furniture and equipment	-	11
Deferred and uncollected premium	2,248	1,128
Receivables from parent, subsidiaries and affiliates	272	81
Other	1,162	11,134
Total nonadmitted assets	$ 293,069	$ 335,849

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2009. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2009.

Cash Flow Information: Cash and short term investments include cash on hand, demand deposits and short term fixed maturity instruments with a maturity of less than one year at date of acquisition. Other invested assets include cash loaned through the Company’s reciprocal loan program.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company.

Reserves related to the Company’s mortality risk are associated with life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $12.6 and $14.8 at December 31, 2009 and 2008, respectively. The operations of the separate accounts are not included in the accompanying financial statements.

20

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Colorado Division of Insurance. The Colorado Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Colorado for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Colorado Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Colorado. The Colorado Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Colorado Division of Insurance. As of December 31, 2009, 2008, and 2007, the Company had no such permitted accounting practices.

21

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

3. Investments

Fixed Maturities and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2009:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 742,076	$ 5,960	$ 64,988	$ 683,048
States, municipalities, and political
subdivisions	110,610	237	7,137	103,710
Foreign other (par value - $1,839,743)	1,806,957	101,583	37,319	1,871,221
Foreign government (par value - $135,086)	128,869	10,800	4,040	135,629
Public utilities securities	73,284	3,279	738	75,825
Corporate securities	3,612,729	175,590	82,753	3,705,566
Residential mortgage backed securities	4,141,499	351,698	979,807	3,513,390
Commercial mortgage backed
securities	2,416,046	9,739	680,433	1,745,352
Other asset backed securities	118,755	6,479	10,969	114,265
Total fixed maturities	13,150,825	665,365	1,868,184	11,948,006
Preferred stocks	28,925	2,050	5,526	25,449
Common stocks	86,487	8,426	887	94,026
Total equity securities	115,412	10,476	6,413	119,475
Total	$ 13,266,237	$ 675,841	$ 1,874,597	$ 12,067,481

At December 31, 2008:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 433,934	$ 43,855	$ 863	$ 476,926
States, municipalities, and political
subdivisions	46,084	355	5,527	40,912
Foreign other (par value - $2,192,380)	2,165,997	17,838	301,577	1,882,258
Foreign government (par value - $199,840)	196,549	4,982	33,268	168,263
Public utilities securities	140,866	1,215	7,703	134,378
Corporate securities	4,307,580	48,640	525,024	3,831,196
Residential backed securities	4,324,356	239,261	675,991	3,887,626
Commercial mortgage backed
securities	2,595,718	246	1,078,316	1,517,648
Other asset backed securities	2,372,996	1,132	841,271	1,532,857
Total fixed maturities	16,584,080	357,524	3,469,540	13,472,064
Preferred stocks	85,079	1	36,478	48,602
Common stocks	170,896	1,242	2,039	170,099
Total equity securities	255,975	1,243	38,517	218,701
Total	$ 16,840,055	$ 358,767	$ 3,508,057	$ 13,690,765

22

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2009	2008
	(In Thousands)
Amortized cost	$ 13,150,825	$ 16,584,080
Adjustment for below investment grade bonds	(188,040)	(2,241)
Carrying value	$ 12,962,785	$ 16,581,839

Reconciliation of preferred stocks from amortized cost to carrying value is as follows:

	December 31
	2009	2008
	(In Thousands)
Amortized cost	$ 28,925	$ 85,079
Adjustment for below investment grade PS	(1,925)	-
Carrying value	$ 27,000	$ 85,079

The aggregate fair value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

More than 6
	Less than	Months and Less	More than
	6 Months	than 12 Months	12 Months
	Below Cost	Below Cost	Below Cost	Total
(In Thousands)
At December 31, 2009:
Fair value	$ 2,855,433	$ 634,581	$ 2,149,126	$ 5,639,140
Unrealized loss	780,418	159,794	927,972	1,868,184

At December 31, 2008:
Fair value	$ 3,375,693	$ 2,683,894	$ 3,381,933	$ 9,441,520
Unrealized loss	1,107,017	664,779	1,697,744	3,469,540

The amortized cost and fair value of investments in bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

23

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

	Amortized	Fair
	Cost	Value
	(In Thousands)
Maturity:
Due in 1 year or less	$ 170,665	$ 173,895
Due after 1 year through 5 years	1,637,805	1,718,791
Due after 5 years through 10 years	1,465,985	1,517,661
Due after 10 years	3,200,070	3,164,652
	6,474,525	6,574,999
Residential mortgage backed securities	4,141,499	3,513,390
Commercial mortgage backed securities	2,416,046	1,745,352
Other asset backed securities	118,755	114,265
Total	$ 13,150,825	$ 11,948,006

At December 31, 2009 and 2008, investments in certificates of deposit and bonds with an admitted asset value of $26.0 and $26.4, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company is a member of the Federal Home Loan Bank of Topeka (“FHLB”) and is required to maintain a collateral deposit that backs funding agreements issued to the FHLB. At December 31, 2009 and 2008, the Company had $1.3 billion and $2.8 billion, respectively, in non-putable funding agreements, including accrued interest, issued to the FHLB. At December 31, 2009 and 2008, assets with a book value of $1.9 billion and $5.5 billion, respectively, collateralized the funding agreements to the FHLB.

The Company does not originate or purchase subprime or Alt-A whole-loan mortgages. The Company does have exposure to Residential Mortgage-Backed Securities (“RMBS”) and asset-backed securities (“ABS”). Subprime lending is the origination of loans to customers with weaker credit profiles. The Company defines Alt-A loans to include residential mortgage loans to customers who have strong credit profiles but lack some element(s), such as documentation to substantiate income. Commencing in the fourth quarter of 2007, the Company expanded its definition of Alt-A loans to include residential mortgage loans to borrowers that would otherwise be classified as prime but whose loan structure provides repayment options to the borrower that increase the risk of default. Further, during the fourth quarter of 2007, the industry coalesced around classifying any securities backed by residential mortgage collateral not clearly identifiable as prime or subprime into the Alt-A category, and the Company is following that lead.

The market for securities collateralized by subprime mortgages has been in a period of extended turbulence and uncertainty with regards to credit performance. Underlying collateral has continued to reflect the problems associated with a housing market that has seen substantial price declines and an employment market that has declined significantly. Credit spreads have widened meaningfully and rating agency downgrades have been widespread and severe within the sector. Over the course of 2009, price transparency and liquidity for bonds backed by subprime mortgages did improve with the stabilization

24

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

across broader risk markets. In managing its risk exposure to subprime mortgages, ING takes into account collateral performance and structural characteristics associated with its various positions. It constructs various scenarios to project forward looking cashflows for each bond. ING’s views are updated quarterly to ensure other than temporary impairments are properly recorded and attempts to exit positions when perceived intrinsic values are in excess of market values.

The following table summarizes the Company’s exposure to subprime mortgage backed holdings and Alt-A mortgage backed securities through other investments as of December 31, 2009:

Other Than
		Book/Adjusted		Temporary
		Carrying Value		Impairment
		(Excluding		Losses
	Actual Cost	Interest)	Fair Value	Recognized
(In Thousands)
Residential mortgage
backed securities	$ 153,637	$ 144,996	$ 95,444	$ 9,733

Structured securities	1,886,933	1,719,305	1,093,811	40,744
Total	$ 2,040,570	$ 1,864,301	$ 1,189,255	$ 50,477

The following table summarizes the Company’s exposure to subprime mortgage backed holdings and Alt-A mortgage backed securities through other investments as of December 31, 2008:

Other Than
		Book/Adjusted		Temporary
		Carrying Value		Impairment
		(excluding		Losses
	Actual Cost	interest)	Fair Value	Recognized
(In Thousands)
Residential mortgage
backed securities	$ 1,119,806	$ 1,116,175	$ 678,478	$ 9,045

Structured securities	2,053,810	2,053,406	1,287,485	-
Total	$ 3,173,616	$ 3,169,581	$ 1,965,963	$ 9,045

25

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The following table summarizes the Company’s exposure to subprime mortgage backed holdings and Alt-A mortgage backed securities through other investments as of December 31, 2007:

Other Than
		Book/Adjusted		Temporary
		Carrying Value		Impairment
		(excluding		Losses
	Actual Cost	interest)	Fair Value	Recognized
(In Thousands)
Residential mortgage
backed securities	$ 1,286,907	$ 1,276,053	$ 1,249,963	$ 4,889

Structured securities	2,167,819	2,167,824	1,971,184	1,911
Total	$ 3,454,726	$ 3,443,877	$ 3,221,147	$ 6,800

The Company did not have underwriting exposure to subprime mortgage risk through investments in subprime mortgage loans, Mortgage Guaranty or Financial Guaranty insurance coverage as of December 31, 2009.

Transfer of Alt-A RMBS Participation Interest

On January 26, 2009, ING announced it reached an agreement, for itself and on behalf of certain ING affiliates including the Company, with the Dutch State on an Illiquid Assets Back-up Facility (the “Back-up Facility”) covering 80% of ING’s Alt-A residential mortgage-backed securities (“Alt-A RMBS”). Under the terms of the Back-up Facility, a full credit risk transfer to the Dutch State was realized on 80% of ING’s Alt-A RMBS owned by ING Bank, FSB and ING affiliates within ING Insurance Americas with a book value of $36.0 billion, including book value of approximately $683 of the Alt-A RMBS portfolio owned by the Company (with respect to the Company’s portfolio, the “Designated Securities Portfolio”) (the “ING-Dutch State Transaction”). As a result of the risk transfer, the Dutch State will participate in 80% of any results of the ING Alt-A RMBS portfolio. The risk transfer to the Dutch State took place at a discount of 10% of par value. In addition, under the Back-up Facility, other fees were paid both by the Company and the Dutch State. Each ING company participating in the ING-Dutch State Transaction, including the Company, remains the legal owner of 100% of its Alt-A RMBS portfolio and will remain exposed to 20% of any results on the portfolio. The ING-Dutch State Transaction closed on March 31, 2009, with the affiliate participation conveyance and risk transfer to the Dutch State described in the succeeding paragraph taking effect as of January 26, 2009.

In order to implement that portion of the ING-Dutch State Transaction related to the Company’s Designated Securities Portfolio, the Company entered into a participation agreement with its affiliates, ING Support Holding B.V. (“ING Support Holding”) and ING pursuant to which the Company conveyed to ING Support Holding an 80% participation interest in its Designated Securities Portfolio and will pay a periodic transaction fee, and received, as consideration for the participation, an assignment by

26

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

ING Support Holding of its right to receive payments from the Dutch State under the Illiquid Assets Back-Up Facility related to the Company’s Designated Securities Portfolio among, ING, ING Support Holding and the Dutch State (the “Company BackUp Facility”). Under the Company Back-Up Facility, the Dutch State is obligated to pay certain periodic fees and make certain periodic payments with respect to the Company’s Designated Securities Portfolio, and ING Support Holding is obligated to pay a periodic guarantee fee and make periodic payments to the Dutch State equal to the distributions it receives with respect to the 80% participation interest in the Company’s Designated Securities Portfolio. The Dutch State payment obligation to the Company under the Company Back-Up Facility is accounted for as an invested asset and is reported in other invested assets on the Balance Sheet. The amount of the obligation as of December 31, 2009 was $551.8.

In a second transaction, known as the Step 1 Cash Transfer, a portion of the Company’s Alt-A RMBS which had a book value of approximately $237 was sold for cash to an affiliate, Lion II Custom Investments LLC (“Lion II”). Immediately thereafter, Lion II sold to ING Direct Bancorp the purchased securities (the “Step 2 Cash Transfer”). Contemporaneous with the Step 2 Cash Transfer, ING Direct Bancorp included such purchased securities as part of its Alt-A RMBS portfolio sale to the Dutch State. The Step 1 Cash Transfer closed on March 31, 2009 contemporaneous with the closing of the ING-Dutch Transaction.

Since the Company had the intent to sell as of December 31, 2008, a portion of its Alt-A RMBS through the 80% participation interest in its Designated Securities Portfolio or as part of the Step 1 Cash Transfer, the Company evaluated the securities for impairment under INT 06-07: Definition of Phrase “Other Than Temporary” and SSAP No. 43, Loan-backed and Structured Securities. Per SSAP No. 43, the book value of the OTTI security must be written down to the estimated undiscounted future cash flows. In applying SSAP No. 43, the Company considered the estimated undiscounted future cash flows for the impairment test to be the remaining undiscounted cash flows on the security over its expected life. Since the estimated undiscounted future cash flow from these securities exceeded the carrying value of the securities at December 31, 2008, no impairment was recorded. The Company recorded a realized loss of $63.5 related to these transactions during the first quarter of 2009. See the ING Restructuring Plan disclosure in Commitments and Contingencies for more on this transaction.

Mortgage Loans

The maximum and minimum lending rates for long term mortgage loans during 2009 were 7.3% and 6.6%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Generally all risk coverage at replacement cost is required for a property securing real estate finance investments.

27

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 52.0% on commercial properties. As of December 31, 2009 and 2008, the Company held no mortgages with interest more than 180 days overdue. Minimal interest was past due as of December 31, 2009 and 2008.

The average recorded investment in impaired loans was $1.1, $0 and $0 at December 31, 2009, 2008 and 2007, respectively. Interest income recognized during the period the loans were impaired was $0.2 and interest income recognized on a cash basis was $0.2 for 2009 and $0 at December 31, 2008.

The Company recorded $2.0 and $0 in impairments on mortgage loans without an allowance for credit losses as of December 31, 2009 and 2008, respectively.

Net Realized Capital Gains and Losses

Realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2009	2008	2007
	(In Thousands)
Realized capital losses	$ (399,833)	$ (277,335)	$ (48,881)
Amount transferred to IMR (net of related taxes
of $(47,623) in 2009, $(32,441) in 2008
and $(14,576) in 2007)	88,443	60,248	27,069
Federal income tax benefit	113,377	33,458	14,711
Net realized capital losses	$ (198,013)	$ (183,629)	$ (7,101)

Realized capital losses include losses of $140.3, $186.6, and $27.5 related to securities that have experienced an other than temporary decline in value in 2009, 2008, and 2007, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $3.6 billion, $2.2 billion and $3.4 billion in 2009, 2008 and 2007, respectively. Gross gains of $121.4, $40.6, and $31.5 and gross losses of $198.0, $122.6, and $43.3 during 2009, 2008 and 2007, respectively, were realized on those sales. A portion of the gains and losses realized in 2009, 2008, and 2007 has been deferred to future periods in the IMR.

28

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The following table discloses in aggregate the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R:

	Amortized Cost Basis	Other-than-Temporary
	Before Other-than-	Impairments
Temporary
	Impairments	Interest	Non-interest	Fair Value

Aggregate intent to sell	$ -	$ -	$ -	$ -
Aggregate inability or lack of intent	-	-	-	-
to hold to recovery
Aggregate present value of expected
cash flows below amortized cost	507,285	-	54,472	223,256
Total	$ 507,285	$ -	$ 54,472	$ 223,256

29

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The following table discloses in detail the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R:

	Amortized Cost
	Before Current	Recognized	Amortized Cost
Cusip	Period OTTI	OTTI	After OTTI	Fair Value
(In Thousands)
059515BA3	$ 1,316	$ 19	$ 1,297	$ 1,031
12465MAC8	38,880	6,634	32,246	14,033
12668BCJ0	1,810	83	1,727	1,227
17311YAB9	17,968	1,562	16,405	6,335
17311YAC7	34,894	2,989	31,905	12,979
22942JAB9	878	71	807	1,837
38374DTA7	454	215	238	645
38374L2N0	378	62	316	404
617505AD4	25,000	8,786	16,214	8,071
79548KXS2	449	107	342	285
83612LAD1	20,000	232	19,768	7,939
92926SAC0	50,000	2,425	47,575	17,903
93934FHD7	1,588	149	1,439	641
94985JCD0	6,138	178	5,960	4,072
05951FCH5	819	54	766	493
073882AC6	5,838	296	5,542	4,035
12465MAC8	32,539	2,322	30,217	13,628
12666PAC8	16,000	501	15,499	7,910
12668AKU8	7,617	273	7,344	3,634
12668BCH4	9,736	327	9,409	2,229
126694M70	422	40	382	215
17311YAB9	16,383	481	15,902	7,450
17311YAC7	31,863	922	30,940	12,718
31394A2W5	4,633	1,172	3,461	3,541

30

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

(Table continued from previous page)

	Amortized Cost
	Before Current	Recognized	Amortized Cost
Cusip	Period OTTI	OTTI	After OTTI	Fair Value
(In Thousands)
31394A4U7	$ 3,317	$ 818	$ 2,499	$ 1,830
31394AE44	2,028	510	1,518	1,319
31394AJ72	1,785	459	1,326	1,184
31394ANQ5	1,900	416	1,484	1,327
31394ANR3	9,522	2,626	6,896	5,793
31394AZQ2	1,665	434	1,231	990
31394AZS8	1,387	349	1,038	920
31395CFD8	6,788	1,772	5,015	4,284
31395LNW7	2,470	189	2,281	2,585
36185MAD4	4,959	640	4,319	3,056
362341S59	2,983	552	2,431	2,375
46629BAC3	25,510	722	24,787	17,016
46629QAD8	11,000	194	10,805	5,718
55312YAK8	3,011	2,625	386	368
59023XAD8	7,752	712	7,040	2,505
61915RBC9	712	84	628	213
74922RAH3	1,359	89	1,270	782
751155AN2	1,318	77	1,241	633
759676AK5	2,000	872	1,128	384
75970QAF7	5,986	339	5,647	2,959
761118RN0	1,382	253	1,129	532
761118VY1	1,607	108	1,499	811
77876QAL5	15	2	13	15
83612LAD1	19,771	3,312	16,458	7,817
92925DAA8	1,188	93	1,096	665
92926SAC0	47,857	5,022	42,835	17,423
933638AA6	1,790	153	1,637	993
93363CAD1	1,171	565	607	271
93363QAA6	1,553	99	1,454	776
93934FGJ5	623	8	615	475
93934FGN6	2,974	155	2,818	1,722
93934FHD7	1,385	89	1,296	633
93934FJR4	859	46	813	521
93934FQQ8	198	10	188	154
93934NAA3	1,857	178	1,683	952
Total	$ 507,285	$ 54,472	$ 452,812	$ 223,256

31

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The following table discloses structured securities subject to SSAP No. 43R with book values greater than fair values, but other-than-temporary declines have not been recognized:

	December 31, 2009

		Aggregate fair value of
	Aggregate amount of	investments in
	unrealized losses	unrealized loss position
	(In Thousands)
Securities that have been in unrealized loss position
for less than 12 months	$ 823,915	$ 1,926,253

Securities that have been in unrealized loss position
for greater than 12 months	847,427	1,449,158
	$ 1,671,342 $	3,375,411

For years ended December 31, 2009, 2008, and 2007, realized capital losses include $41.8, $50.1, and $4.9, respectively, related to Limited Partnerships that have experienced an other than temporary decline in value.

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2009	2008	2007
	(In Thousands)
Income:
Equity securities	$ 9,250	$ 21,960	$ 18,835
Bonds	930,747	1,047,875	1,039,867
Mortgage loans	102,624	121,077	149,437
Derivatives	(250,930)	(143,745)	23,293
Contract loans	75,767	76,177	72,989
Real estate	-	912	66
Other	26,138	(4,450)	14,991
Total investment income	893,596	1,119,806	1,319,478
Investment expenses	(51,729)	(82,732)	(103,953)
Net investment income	$ 841,867	$ 1,037,074	$ 1,215,525

Repurchase Agreements

The Company entered into reverse dollar repurchase transactions to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The repurchase obligation totaled $0 and $258.0 at December 31, 2009 and 2008,

32

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

respectively. The securities underlying these agreements are mortgage backed securities with a book value of $0 and $254.6 and fair value of $0 and $260.9 at December 31, 2009 and 2008, respectively. The primary risk associated with short term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short term investments, which was not material at December 31, 2009. The Company believes that the counterparties to the reverse dollar repurchase agreements are financially responsible and that counterparty risk is minimal based on counterparty and ongoing monitoring processes.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds used for general liquidity purposes. As of December 31, 2009 and 2008, the amount outstanding on these agreements was $172.6 and $381.4, respectively, and was included in borrowed money on the Balance Sheets. The securities underlying these agreements are mortgage backed securities with a book value of $183.3 and $434.0 and fair value of $175.6 and $441.3 at December 31, 2009 and 2008, respectively. The securities have a weighted average coupon rate of 6.68% with various maturity dates ending in May 15, 2067. In addition to the repurchase obligation, the Company holds $0 in collateral posted by the counterparty in connection with the increase in value of pledged securities that will be released upon settlement.

Low-Income Housing Tax Credits

The Company had a carrying value of $1.2 in Low-Income Housing Tax Credits (“LIHTC”) at December 31, 2009. The tax credits are projected to expire in 2017. The Company is indifferent to the holding period of the investments as the credits are guaranteed by a third party. The Company is unaware of any current regulatory reviews of the LIHTC property.

Securities Lending

The Company had loaned securities, which are reflected as invested assets on the Balance Sheets, with a fair value of approximately $1,277.9 and $55.2 at December 31, 2009 and 2008, respectively.

4. Derivative Financial Instruments Held for Purposes Other than Trading

Premiums paid for the purchase of interest rate contracts are included in other invested assets on the Balance Sheets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

33

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009

(Dollar amounts in millions, unless otherwise stated)

Amounts paid or received, if any, from such contracts are included in interest expense or income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets. Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized gains and losses in surplus.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over the Counter Derivative International Swaps and Derivatives Association, Inc. Agreements (“ISDA Agreements”), the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA Agreements will be met with regard to the Credit Support Annex (“CSA”). The terms of the CSA call for the Company to pay interest on any cash received or receive interest on any cash delivered equal to the Federal Funds rate. The Company delivered $4.2 and $137.7 of collateral in the form of cash, for years ended December 31, 2009 and 2008.

34

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2009
(Dollar amounts in millions, unless otherwise stated)

	The table below summarizes the Company’s derivative contracts included in other
	invested assets at December 31, 2009 and 2008:

		Notional	Carrying	Fair
		Amount	Value	Value
			(In Thousands)
	December 31, 2009
	Derivative contracts:
	Swaps	$ 10,884,520	$ (171,433) $	(530,968)
	Caps owned	473,419	1,219	963
	Options owned	46,816	5,347	5,347
	Total derivatives	$ 11,404,755	$ (164,867) $	(524,658)

	December 31, 2008
	Derivative contracts:
	Swaps	$ 11,897,746	$ (231,294) $	(820,621)
	Forwards	444,000	3,308	3,308
	Caps owned	478,516	824	271
	Floors owned	500,026	7,824	7,824
	Futures	560,646	(14,175)	(14,175)
	Options owned	1,501,466	4,335	4,335
	Total derivatives	$ 15,382,400	$ (229,178) $	(819,058)

5.	Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $1,733.5 and $1,191.0 and an aggregate fair value of $1,113.0 and $753.6 at December 31, 2009 and 2008, respectively. Those holdings amounted to 13.4% of the Company’s investments in bonds and 8.9% of total admitted assets at December 31, 2009. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $2,634.8 and $71.9 with an aggregate NAIC fair value of $1,905.3 and $62.5 at December 31, 2009 and 2008, respectively. The carrying value of these holdings amounted to 20.3% of the Company’s investment in bonds and 13.5% of the Company’s total admitted assets at December 31, 2009.

At December 31, 2009, the Company’s commercial mortgages involved a concentration of properties located in California (21.9%) and Pennsylvania (10.9%). The remaining commercial mortgages relate to properties located in 40 other states. The portfolio is well diversified, covering many different types of income producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $37.6.

35

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009

(Dollar amounts in millions, unless otherwise stated)

6. Annuity Reserves

At December 31, 2009 and 2008, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
December 31, 2009
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 1,878,483	29.9%
At book value less surrender charge	96	0.0
At fair value	10,519	0.2
Subtotal	1,889,098	30.1
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	122,873	2.0
Not subject to discretionary withdrawal	4,261,670	67.9
Total annuity reserves and deposit fund liabilities
before reinsurance	6,273,641	100.0%
Less reinsurance ceded	-
Net annuity reserves and deposit fund liabilities	$ 6,273,641

December 31, 2008
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 2,094,113	21.3%
At book value less surrender charge	461	0.0
At fair value	9,796	0.1
Subtotal	2,104,370	21.4
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	202,022	2.1
Not subject to discretionary withdrawal	7,531,687	76.6
Total annuity reserves and deposit fund liabilities
before reinsurance	9,838,079	100.0%
Less reinsurance ceded	-
Net annuity reserves and deposit fund liabilities	$ 9,838,079

Of the total net annuity reserves and deposit fund liabilities of $6,273.6 at December 31, 2009, $6,263.1 is included in the general account, and $10.5 is included in the separate account. Of the total net annuity reserves and deposit fund liabilities of $9,838.1 at December 31, 2008, $9,828.3 is included in the general account, and $9.8 is included in the separate account.

36

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009

(Dollar amounts in millions, unless otherwise stated)

7. Employee Benefit Plans

Defined Benefit Plan: ING North America Insurance Corporation (“ING North America”) sponsors the ING Americas Retirement Plan (the “Qualified Plan”), effective as of December 31, 2001. Effective January 1, 2009, the Qualified Plan is no longer available to new employees or re-hires. Employees of ING North America and its subsidiaries and affiliates (excluding certain employees) hired by December 31, 2008 will continue to be eligible to participate in the Qualified Plan.

The Qualified Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). As of January 1, 2002, each participant in the Qualified Plan (except for certain specified employees) earns a benefit under a final average compensation formula. The costs allocated to the Company for its employees’ participation in the Qualified Plan were $4.0, $2.3 and $2.6 for 2009, 2008 and 2007, respectively. ING North America is responsible for all Qualified Plan liabilities.

Defined Contribution Plans: ING North America sponsors the ING Savings Plan and ESOP (the “Savings Plan”). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan (“ESOP”) component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax basis. ING North America matches such pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule (although certain specified participants are subject to a 5 year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Amounts allocated to the Company for the Savings Plan were $1.6, $2.0 and $2.2 for 2009, 2008 and 2007, respectively.

Other Benefit Plans: In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a nonqualified defined benefit pension plan, and a nonqualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

Beginning August 1, 2009, the Company moved from self-insuring these costs and began to use a private-fee-for-service Medicare Advantage program for post-Medicare eligible retired participants. The Company subsidizes a portion of the monthly per-participant

37

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

premium for retirees age 65 and older. This change had a minimal impact to the financial statements.

In addition, effective October 1, 2009, the Company no longer subsidizes medical premium costs for early retirees. This change does not impact any participant currently retired and receiving coverage under the plan or any employee who is eligible for coverage under the plan and whose employment ended before October 1, 2009. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The discontinued subsidy resulted in a release of a previously accrued immaterial liability for any active employees age 50 or older. This change had a minimal impact to the financial statements.

As of August 1, 2009, ING's Post Retirement Welfare (“PRW”) Plans are no longer eligible for the Medicare Drug Subsidy (RDS) that was being shared with retirees and beneficiaries. The 2010 expected benefit reduction in the net postretirement benefit cost for the subsidy related to benefits attributed to former employees is $0.

38

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans are as follows:

	Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
	(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$ 17,964	$ 15,996	$ 17,561	$ 3,642	$ 4,037	$ 5,003
Service cost	-	-	-	135	-	(172)
Interest cost	1,028	1,002	1,003	162	225	273
Contribution by plan participants	-	-	-	196	408	361
Actuarial (gain) loss	1,354	2,253	(1,436)	(343)	(277)	(579)
Benefits paid	(1,387)	(1,350)	(1,132)	(420)	(751)	(849)
Plan amendments	-	63	-	(1,323)	-	-
Curtailment	1	-	-	24	-	-
Benefit obligation at end of year	$ 18,960	$ 17,964	$ 15,996	$ 2,073	$ 3,642	$ 4,037

Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ -	$ -	$ -	$ -	$ -
Employer contributions	1,387	1,350	1,132	224	343	487
Plan participants' contributions	-	-	-	196	408	361
Benefits paid	(1,387)	(1,350)	(1,132)	(420)	(751)	(848)
Fair value of plan assets at end of year	$ -	$ -	$ -	$ -	$ -	$ -

Funded status	$ (18,960)	$ (17,964)	$ (15,996)	$ (2,073)	$ (3,642)	$ (4,037)
Unrecognized prior service cost	(128)	(162)	(260)	(1,413)	(370)	(685)
Unrecognized net (loss) gain	5,495	4,523	2,380	(2,924)	(2,790)	(2,654)
Remaining net transition obligation	6,686	7,735	8,380	-	-	-
Total funded status	$ (6,907)	$ (5,868)	$ (5,496)	$ (6,410)	$ (6,802)	$ (7,376)

Amounts recognized in the balance sheets
consist of:
Accrued benefit cost	$ (18,960)	$ (17,866)	$ (15,348)	$ (6,410)	$ (6,802)	$ (7,376)
Intangible assets	6,686	7,735	8,380	-	-	-
Unassigned surplus - minimum
pension liability	5,367	4,263	1,472	-	-	-
Net amount recognized	$ (6,907)	$ (5,868)	$ (5,496)	$ (6,410)	$ (6,802)	$ (7,376)
Component of net periodic benefit cost
Service cost	$ -	$ -	$ -	$ 135	$ -	$ (172)
Interest cost	1,028	1,002	1,003	162	225	273
Amount of recognized gains (losses)	382	110	323	(184)	(174)	(142)
Amount of prior service cost recognized	(25)	(36)	(36)	(294)	(282)	(282)
Amortization of unrecognized transition
obligation to transition asset	618	645	645	-	-	-
Amount of gain or loss recognized due to
a settlement or curtailment	424	-	-	(18)	-	-
Total net periodic benefit cost (income)	$ 2,427	$ 1,721	$ 1,935	$ (199)	$ (231)	$ (323)

Benefit obligation for nonvested employees	$ -	$ -	$ -	$ -	$ 265	$ 253
Accumulated benefit obligation
for vested participants	$ 18,960	$ 17,866	$ 15,348	$ 2,073	$ 3,641	$ 4,037

39

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Assumptions used in determining year-end liabilities for the defined benefit plans and other benefit plan as of December 31, 2009, 2008 and 2007 were as follows:

	2009	2008	2007
Weighted average discount rate	6.0%	6.0%	6.5%
Rate of increase in compensation level	1.5%	4.0%	4.2%

For 2009 expense, the Company used the assumptions used in determining 2008 year-end liabilities. For 2008 expense, the Company used the assumptions used in determining 2007 year-end liabilities. For 2007 expense, the company used 5.9% for the weighted average discount rate and 4.0% for the rate of increase in compensation level.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical plan is 7.8%, decreasing gradually to 6.0% over five years. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2009 by $0.1. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2009 by $0.1.

The Company expects to pay the following benefits:

Year ending
December 31,	Benefits
(In Thousands)
2010	$ 1,532
2011	1,506
2012	1,566
2013	1,517
2014	1,548
Thereafter	7,769

The Company’s expected future contributions are equal to its expected future benefit payments. The Company’s 2010 future expected contribution is $1.5.

The measurement date used for postretirement benefits is December 31, 2009.

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

40

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The general nature and characteristics of the separate accounts business follows:

Non-Guaranteed
Separate
Accounts
(In Thousands)
December 31, 2009
Premium, consideration or deposits for the year	$ 128,978

Reserves for separate accounts with assets at:
Fair value	$ 1,236,545
Amortized cost	-
Total reserves	$ 1,236,545

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ -
At book value without market value adjustment
and with current surrender charge of 5% or more	353,763
At market value	10,519
At book value without market value adjustment
and with current surrender charge less than 5%	872,263
Subtotal	1,236,545
Not subject to discretionary withdrawal	-
Total separate account aggregate reserves	$ 1,236,545

December 31, 2008
Premium, consideration or deposits for the year	$ 186,834

Reserves for separate accounts with assets at:
Fair value	$ 1,065,944
Amortized cost	-
Total reserves	$ 1,065,944

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ -
At book value without market value adjustment
and with current surrender charge of 5% or more	392,656
At market value	9,796
At book value without market value adjustment
and with current surrender charge less than 5%	663,492
Subtotal	1,065,944
Not subject to discretionary withdrawal	-
Total separate account aggregate reserves	$ 1,065,944

41

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2009	2008	2007
		(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 129,012	$ 186,906	$ 200,528
Transfers from separate accounts	(144,216)	(80,813)	(102,849)
Transfers as reported in the statements of operations	$ (15,204)	$ 106,093	$ 97,679

The separate account liabilities subject to minimum guaranteed benefits, the gross amount of reserve and the reinsurance reserve credit related to minimum guarantees, by type, at December 31, 2009 and 2008 were as follows:

Guaranteed Minimum
Death Benefit (GMDB)
(In Thousands)
December 31, 2009
Separate account liability	$ 10,750
Gross amount of reserve	404
Reinsurance reserve credit	-

December 31, 2008
Separate account liability	$ 10,370
Gross amount of reserve	399
Reinsurance reserve credit	-

42

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

9. Federal Income Taxes

The Company files a consolidated federal income tax return with its parent ING AIH, a Delaware corporation, and other U.S. affiliates. The Company has a written tax sharing agreement that provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate. The following is a list of all affiliated companies that participate in the filing of this consolidated federal income tax return:

ALICA Holdings, Inc.
Australia Retirement Services Holding, LLC
Bancnorth Investment Group, Inc.
Branson Insurance Agency, Inc.
Compulife Investor Services, Inc.
Compulife, Inc.
Directed Services, LLC
Financial Network Investment Corporation
Financial Network Investment Corporation of Puerto Rico, Inc.
FN Insurance Agency of Kansas, Inc.
FN Insurance Agency of New Jersey, Inc.
FN Insurance Services of Nevada, Inc.
FN Insurance Services, Inc.
FNI International, Inc.
ING Furman Selz (SBIC) Investments LLC
Furman Selz Investments, LLC
Guaranty Brokerage Services, Inc.
IB Holdings, LLC
IIPS of Florida, LLC
ILICA, Inc.
ING America Insurance Holdings, Inc.
ING Alternative Asset Management, LLC
ING America Equities, Inc.
ING Brokers Network, LLC
ING Capital Corporation, LLC
ING Equity Holdings, Inc.
ING Financial Advisors, LLC
ING Financial Partners, Inc.
ING Financial Products Company, Inc.
ING Funds Distributor, LLC
ING Funds Services, LLC
ING Ghent Asset Management, LLC
ING Institutional Plan Services, LLC
ING Insurance Agency of Texas, Inc.
ING Insurance Agency, Inc.
ING Insurance Services Holding Company, Inc.
ING Insurance Services of Alabama, Inc.
ING Insurance Services of Massachusetts, Inc.
ING Insurance Services, Inc.
ING International Insurance Holdings, Inc.
ING International Nominee Holdings, Inc.
ING Investment Advisors, LLC
ING Investment Management Alternative Assets, LLC

ING Investment Management Co.
ING Investment Management Services, LLC
ING Investment Management, LLC
ING Investment Trust Co.
ING Investments, LLC
ING Life Insurance and Annuity Company
ING National Trust
ING North America Insurance Corporation
ING Payroll Management, Inc.
ING Pilgrim Funding, Inc.
ING Pomona Holdings LLC
ING Retail Holding Company, Inc.
ING Services Holding Company, Inc.
ING USA Annuity and Life Insurance Company
ING Wealth Solutions, LLC
Lion Connecticut Holdings Inc.
Lion Custom Investments, LLC
Lion II Custom Investments, LLC
MFSC Insurance Agency of Nevada, Inc.
MFSC Insurance Services, Inc.
Midwestern United Life insurance Company
Multi-Financial Group, LLC
Multi-Financial Securities Corporation
Pomona Management LLC
PrimeVest Financial Services, Inc.
PrimeVest Insurance Agency of Alabama, Inc.
PrimeVest Insurance Agency of Nevada, Inc.
PrimeVest Insurance Agency of New Mexico, Inc.
PrimeVest Insurance Agency of Ohio, Inc.
PrimeVest Insurance Agency of Oklahoma, Inc.
PrimeVest Insurance Agency of Texas, Inc.
PrimeVest Insurance Agency of Wyoming, Inc.
ReliaStar Life Insurance Company
ReliaStar Life Insurance Company of New York
Roaring River, LLC
Security Life Assignment Corp.
Security Life of Denver Insurance Company
Security Life of Denver International, Ltd.
SLDI Georgia Holdings, Inc.
Systematized Benefits Administrators, Inc.
Whisperingwind I, LLC
Whisperingwind II, LLC
Whisperingwind III, LLC

43

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2009	2008	2007
	(In Thousands)
Federal tax expense (benefit) on operations	$ 40,109	$ (37,012)	$ 23,795
Federal tax benefit on capital losses	(113,377)	(33,458)	(14,711)
Total current tax (benefit) expense incurred	$ (73,268)	$ (70,470)	$ 9,084

The Company adopted SSAP 10R effective December 31, 2009. The December 31, 2009 balances and related disclosures are calculated and presented pursuant to SSAP 10R. The December 31, 2008 balances and related disclosures are calculated and presented pursuant to SSAP 10 prior to its modification by SSAP 10R.

The decrease in total deferred tax assets that were nonadmitted including the tax valuation allowance was $90.9 for 2009.

The Company has elected to admit deferred tax assets pursuant to paragraph 10.e. of SSAP 10R for the year ended December 31, 2009. The year ended December 31, 2009 election differs from the December 31, 2008 year-end reporting period.

The amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP 10R:

		December 31, 2009
	Ordinary	Capital	Total
	(In Thousands)
Admitted under paragraph 10.a.	$ -	$ -	$ -
Paragraph 10.b., lesser of:
Admitted under paragraph 10.b.i	54,588	34,537	89,125
Admitted under paragraph 10.b.ii	125,635	N/A	125,635
Admitted under paragraph 10.b. (lesser of b.i. or b.ii)	54,588	34,537	89,125
Admitted under paragraph 10.c.	44,238	290	44,528
Total admitted from the application of paragraph 10.a - 10.c.	98,826	34,827	133,653
Admitted under paragraph 10.e.i.	-	-	-
Paragraph 10.e.ii., lesser of:
Admitted under paragraph 10.e.ii.a	128,783	34,537	163,320
Admitted under paragraph 10.e.ii.b	188,452	N/A	188,452
Admitted under paragraph 10.e.ii. (lesser of e.ii.a or e.ii.b)	128,783	34,537	163,320
Admitted under paragraph 10.e.iii.	44,238	290	44,528
Total admitted from the application of paragraph 10.e.	173,021	34,827	207,848

The increased amount by tax character, and the change in such, of admitting adjusted gross DTAs as the result of the application of
paragraph 10e:	74,195	-	74,195
Total admitted adjusted gross deferred tax assets	$ 173,021	$ 34,827	$ 207,848

44

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP 10R:

	December 31
	2009	2008
	(In Thousands)
Admitted under paragraph 10.a.	$ -	$ -
Paragraph 10.b., lesser of:
Admitted under paragraph 10.b.i	89,125	66,651
Admitted under paragraph 10.b.ii	125,635	105,746
Admitted under paragraph 10.b. (lesser of b.i. or b.ii)	89,125	66,651
Admitted under paragraph 10.c.	44,528	45,016
Total admitted from the application of paragraph 10.a - 10.c.	133,653	111,667

Admitted under paragraph 10.e.i.	-	-
Paragraph 10.e.ii., lesser of:
Admitted under paragraph 10.e.ii.a	163,320	-
Admitted under paragraph 10.e.ii.b	188,452	-
Admitted under paragraph 10.e.ii. (lesser of e.ii.a or e.ii.b)	163,320	-
Admitted under paragraph 10.e.iii.	44,528	-
Total admitted from the application of paragraph 10.e.	207,848	-

The increased amount by tax character, and the change in such, of admitting adjusted gross DTAs as the result of the application
of paragraph 10e:	74,195	-

Total admitted adjusted gross deferred tax assets	$ 207,848	$ 111,667

Admittance testing under paragraph 10.e was implemented as part of the adoption of SSAP 10R effective December 31, 2009.

45

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31, 2009
	Ordinary	Capital	Total
	(In Thousands)
Deferred tax assets resulting from differences in:
Deferred acquisition costs	$ 74,594	$ -	$ 74,594
Insurance reserves	93,132	-	93,132
Investments	3,544	79,279	82,823
Compensation and benefits	22,521	-	22,521
Policyholder dividends	2,479	-	2,479
Reinsurance with unauthorized companies	959	-	959
OCI pension	1,879	-	1,879
Unrealized losses on investments	49,725	69,102	118,827
Nonadmitted assets	7,837	-	7,837
Other	6,244	-	6,244
Total gross deferred tax assets	262,914	148,381	411,295
Valuation allowance adjustment	-	(113,553)	(113,553)
Total adjusted gross deferred tax assets	262,914	34,828	297,742
Deferred tax assets nonadmitted	(89,894)	-	(89,894)
Admitted deferred tax assets	173,020	34,828	207,848

Deferred tax liabilities resulting from differences in:
Investments	18,182	291	18,473
Insurance reserves	17,335	-	17,335
Deferred and uncollected premium	5,927	-	5,927
Other	2,793	-	2,793
Total deferred tax liabilities	44,237	291	44,528
Net admitted deferred tax asset	$ 128,783	$ 34,537	$ 163,320

46

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The change in the tax assets and deferred tax liabilities by main component are as follows:

	December 31
	2009	2008	Change
	(In Thousands)
Deferred tax assets resulting from differences in:
Deferred acquisition costs	$ 74,595	$ 79,074	$ (4,479)
Insurance reserves	93,132	134,183	(41,051)
Investments	82,823	67,743	15,080
Compensation and benefits	22,521	21,967	554
Policyholder dividends	2,479	2,655	(176)
Reinsurance with unauthorized companies	959	3,398	(2,439)
OCI pension	1,879	1,492	387
Unrealized losses on investments	118,827	74,913	43,914
Nonadmitted assets	7,837	14,509	(6,672)
Other	6,244	6,047	197
Total gross deferred tax assets	411,296	405,981	5,315
Valuation allowance adjustment	(113,554)	-	(113,554)
Total adjusted gross deferred tax assets	297,742	405,981	(108,239)
Deferred tax assets nonadmitted	(89,894)	(294,313)	204,419
Admitted deferred tax assets	207,848	111,668	96,180

Deferred tax liabilities resulting from differences in:
Investments	18,473	21,670	(3,197)
Insurance reserves	17,335	10,870	6,465
Deferred and uncollected premium	5,927	9,227	(3,300)
Other	2,793	3,249	(456)
Total deferred tax liabilities	44,528	45,016	(488)
Net admitted deferred tax asset	$ 163,320	$ 66,652	$ 96,668

The valuation allowance adjustment to gross deferred tax assets of December 31, 2009 was $113.6. The net change in the total valuation allowance adjustment for the year ended December 31, 2009 was an increase of $113.6 due to the application of SSAP 10R. The valuation allowance adjustment at 2009 is necessary as it is unlikely that the Company will realize sufficient taxable capital gain income to offset taxable capital losses.

47

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The change in deferred income taxes reported in surplus before the consideration of nonadmitted assets is comprised of the following components:

	December 31
	2009	2008	Change
	(In Thousands)
Net deferred tax asset	$ 366,768	$ 360,965	$ 5,803
Valuation allowance adjustment	(113,554)	-	(113,554)
Net deferred tax asset	253,214	360,965	(107,751)
Remove unrealized losses	118,827	74,913	43,914
Net tax effect without unrealized gains and losses	$ 134,387	$ 286,052	(151,665)

Remove other items in surplus:
Additional minimum pension liability			386
Current year change in nonadmitted assets			(6,672)
Unauthorized reinsurance			(2,439)
Accounting method change for statutory reserves			(10,528)

Remove current year change in valuation allowance adjustment			(113,554)
Change in deferred taxes for rate reconciliation			$ (18,858)

The Company has no unrecorded tax liabilities as of December 31, 2009.

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

	Year ended December 31
	2009	2008	2007
	(In Thousands)
Current income taxes incurred	$ (73,268)	$ (70,470)	$ 9,084
Change in deferred income tax **	18,858	13,478	(19,714)
Total income tax reported	$ (54,410)	$ (56,992)	$ (10,630)

Ordinary income	$ 261,857	$ 184,182	$ 61,499
Capital losses	(311,390)	(217,087)	(21,812)
Total pre tax book (loss) income	$ (49,533)	$ (32,905)	$ 39,687

Provision computed at statutory rate	$ (17,337)	$ (11,517)	$ 13,890
Dividends received deduction	(3,212)	(2,515)	(3,305)
Interest maintenance reserve	(27,492)	(16,236)	(3,692)
Prior year taxes	(1)	(8,608)	(12,936)
Reinsurance	(4,637)	(17,057)	(4,567)
Other	(1,731)	(1,059)	(20)
Total	$ (54,410)	$ (56,992)	$ (10,630)

** (excluding tax on unrealized gains/losses and other surplus items)

48

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The Company's risk-based capital level used for purposes of paragraph 10.d. is based on authorized control level risk based capital of $224.8 and total adjusted capital of $1,647.4. The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation and the increased amount of deferred tax assets, admitted assets and surplus as the result of the application of paragraph 10.e:

	December 31, 2009
	(In Thousands)
		Increase After
	After Application of	Application of
	paragraph 10.a, b, c	paragraph 10.e
Admitted net DTAs	$ 89,126	$ 163,320
Admitted assets	20,696,183	20,770,378
Statutory surplus	1,623,278	1,697,472
Total adjusted capital	1,647,366	1,721,561

There is no operating loss or tax credit carryforward available for tax purposes as of December 31, 2009.

There are no federal income taxes incurred that will be available for recoupment in the event of future net losses from 2009, 2008 and 2007.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2009.

Under the intercompany tax sharing agreement, the Company has a receivable from ING AIH, an affiliate, of $10.8 and $31.2 for federal income taxes as of December 31, 2009 and 2008, respectively.

49

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The Company’s transferable state tax credit assets are as follows:

Method of Estimating Utilization of Remaining Transferrable State Tax Credit	State	Carrying Value at December 31, 2009	Unused Credit Remaining at December 31, 2009
(In Thousands)
December 31, 2009
Estimated credit based on investment in
motion picture/film production	CT	$ 494	$ 564
Estimated credit based on investment in
low income housing investment	GA	1,170	1,428
Total state tax credits		$ 1,664	$ 1,992

December 31, 2008
Estimated credit based on investment in
motion picture/film production	CT	$ 397	$ 450
Estimated credit based on investment in
low income housing investment	GA	812	1,639
Total state tax credits		$ 1,209	$ 2,089

A reconciliation of the change in the unrecognized income tax benefits for the years is as follows:

	2009	2008	2007
	(In Thousands)
Balance at the beginning of year	$ 6,600	$ 15,300	$ 33,300
Additions for tax positions related to current year	200	300	200
Additions for tax positions related to prior years	200	-	-
Reduction for tax positions related to prior years	(400)	(8,600)	(12,800)
Reduction for tax positions settled with taxing authorities	-	(400)	(5,400)
Balance at the end of year	$ 6,600	$ 6,600	$ 15,300

The Company had $6.6, $6.6 and $15.3 of unrecognized tax benefits that would affect the Company’s effective tax rate if recognized as of December 31, 2009, 2008 and 2007, respectively.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in Federal income taxes and Federal income tax expense on the Balance Sheets and Statements of Operations, respectively. The Company had accrued interest of $0.2 as of December 31, 2009 and 2008.

The Company is under audit by the Internal Revenue Service (“IRS”) for tax years 2004 through 2009. It is anticipated that the IRS audits of tax years 2004 through 2008 will be finalized within the next twelve months. Upon finalization of the IRS exams, it is reasonably possible that the unrecognized tax benefits will decrease by up to $1.1. The timing of the payment of the remaining allowance of $5.5 can not be reliably estimated.

50

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The Company and the IRS have agreed to participate in the Compliance Assurance Program (“CAP”) for the tax years 2008 and 2009.

10. Investment in and Advances to Subsidiaries

The Company has two wholly owned insurance subsidiaries at December 31, 2009, Midwestern United Life Insurance Company (“Midwestern”) and Whisperingwind III, LLC (“WWIII”). The Company also has one wholly owned non-insurance subsidiary, ING America Equities, Inc. (“IAE”).

Amounts invested in and advanced to the Company’s subsidiaries are summarized as follows:

	December 31
	2009	2008
	(In Thousands)
Common stock (cost - $41,246 in 2009 and $41,246 in 2008)	$ 104,751	$ 97,329

Summarized financial information as of and for the year ended December 31 for these subsidiaries is as follows:

		December 31
	2009	2008	2007
		(In Thousands)
Revenues	$ 85,587	$ 166,087	$ 564,984
Income (loss) before net realized gains on investments	20,486	(14,276)	(209,360)
Net income (loss)	19,513	(16,265)	(208,722)
Admitted assets	667,115	664,879	639,103
Liabilities	451,270	457,086	454,093

Asset and liability amounts for WWIII are included in the above table, however the Company’s carrying amount for WWIII is zero as of December 31, 2009 and 2008.

The Company did not receive dividends from any of its subsidiaries during the years ended December 31, 2009, 2008 and 2007.

Effective March 27, 2008, the Company dissolved its wholly owned subsidiary Draft Funding, LLC, a non-insurance entity. There was no impact to the Company’s financial statements as a result of this transaction.

Effective August 27, 2008, the Company dissolved its wholly owned subsidiary First Secured Mortgage Deposit Corporation, a non-insurance entity. There was no impact to the Company’s financial statements as a result of this transaction.

51

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

On October 27, 2006, the Company created WWIII, a special purpose financial captive reinsurance company (“SPFC”), under the laws of the State of South Carolina. WWIII was not licensed by the South Carolina Department of Insurance as of December 31, 2006. Consequently, WWIII did not commence writing insurance business until 2007. On June 25, 2007, WWIII received its licensure as a SPFC from the Director of the South Carolina Department of Insurance. The Company contributed capital to WWIII of $0.0, $0.0 and $37.4 during the years ended December 31, 2009, 2008 and 2007. During 2009, the Company ceded premium and ceded reserves to WWIII of $23.6 and $462.4, respectively. The amount of insurance in force ceded to WWIII was $2.1 billion at December 31, 2009. During 2008, the Company ceded premium and ceded reserves to WWIII of $71.2 and $434.5, respectively. The amount of insurance in force ceded to WWIII was $1.7 billion at December 31, 2008. During 2007, the Company ceded premium and ceded reserves to WWIII of $288.4 and $357.8, respectively. The amount of insurance in force ceded to WWIII was $1.4 billion at December 31, 2007.

11. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $1.9 billion, $1.6 billion and $1.4 billion for 2009, 2008 and 2007, respectively.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2009	2008	2007
	(In Thousands)
Premiums	$ 1,927,818	$ 1,675,116	$ 1,879,093
Benefits paid or provided	1,689,842	1,448,588	1,235,280
Policy and contract liabilities at year end	8,656,338	8,142,243	7,516,909

The net amount of the reduction in surplus at December 31, 2009, if all reinsurance agreements were cancelled, is $7.5 billion.

52

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

12. Capital and Surplus

Under Colorado insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1.5. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Colorado Division of Insurance is limited to the greater of the net gain from operations excluding realized capital gains or 10% of surplus at December 31 of the preceding year.

On January 1, 2001, Lion Connecticut Holdings, Inc., an affiliate of the Company, issued two surplus notes for $65.0 and $100.0. These notes represent the cumulative cash draws on two $100.0 commitments issued by ING AIH through December 31, 2009, less principal payments. The surplus notes bear interest at a variable rate equal to the prevailing rate for 10 year U.S. Treasury bonds plus 0.25%, adjusted annually. The principal sum plus accrued interest shall be repaid in five annual installments beginning April 15, 2017 and continuing through April 15, 2021 (“Repayment Period”). The repayment amount shall be determined and adjusted annually on the last day of December, commencing December 31, 2016, and shall be an amount calculated to amortize any unpaid principal plus accrued interest over the years remaining in the Repayment Period. Payment of the notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Colorado Insurance Commissioner. There were no principal or interest payments in 2009, 2008 or 2007.

On February 19, 2010, AIH contributed $260 million to the Company. The Company received permission from the Colorado Insurance Department to count this contribution as a receivable at December 31, 2009. On November 12, 2008, ING issued to the Dutch State non-voting Tier 1 securities for a total consideration of Euro 10 billion. On February 24, 2009, $2.2 billion was contributed to direct and indirect insurance company subsidiaries of ING AIH, of which $210.0 was contributed to the Company, effective December 31, 2008. The contribution was comprised of the proceeds from the investment by the Dutch government and the redistribution of currently existing capital within ING. The Company did not receive a capital contribution during 2007. The Company did not pay dividends to ING AIH during 2009 or 2008. The Company paid an ordinary dividend to ING AIH of $100.0 on December 28, 2007. Timely notice was given for this dividend payment to the Colorado Insurance Department. The Colorado Insurance Department does not require approval for ordinary dividends.

Life and health insurance companies are subject to certain Risk Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based

53

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

on the various risk factors related to it. At December 31, 2009, the Company meets the RBC requirements.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company’s financial instruments are summarized as follows:

	December 31
		2009			2008
	Carrying		Fair	Carrying		Fair
	Amount		Value	Amount		Value
	(In Thousands)
Assets:
Bonds	$ 12,962,785	$ 11,948,006		$ 16,581,839	$ 13,472,064
Preferred stocks	27,000		25,449	85,079		48,602
Unaffiliated common stocks	94,026		94,026	170,099		170,099
Mortgage loans	1,637,153		1,601,803	1,878,012		1,838,181
Contract loans	1,282,997		1,282,997	1,390,205		1,390,205
Derivative securities	72,369		82,715	209,781		227,247
Cash, cash equivalents and
short term investments	1,329,259		1,329,259	1,038,361		1,038,361
Separate account assets	1,300,951		1,300,951	1,121,298		1,121,298
Receivable for securities	3,017		3,017	29,719		29,719
Liabilities:
Derivative securities	237,236		607,373	438,959		1,046,305
Deposit type contracts	3,819,514		3,819,514	7,126,976		7,126,976
Payable for securities	350		350	284		284

54

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placement investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between .78% and 53.2% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2009 and 2008 is $12.0 billion and $13.8 billion, respectively.

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

Derivative financial instruments: Fair values for derivative financial instruments are based on broker/dealer valuations or on internal discounted cash flow pricing models, taking into account current cash flow assumptions and the counterparties’ credit standing.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock, when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or

55

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Subtopic 820-10, formerly FASB Statement No. 157, Fair Value Measurements.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

· Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.

· Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.

Level 2 inputs include the following: a) Quoted prices for similar assets or liabilities in active markets; b) Quoted prices for identical or similar assets or liabilities in non-active markets; c) Inputs other than quoted market prices that are observable; and d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

· Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

56

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3(1)	Total
	(In Thousands)
At December 31, 2009:
Assets:
Bonds	$ -	$ 29,694	$ 106,921	$ 136,615
Preferred stock	-	5,010	102	5,112
Common stock	77,700	-	16,326	94,026
Derivatives	-	66,145	5,347	71,492
Cash, cash equivalents and
short term investments	1,329,259	-	-	1,329,259
Separate account assets	1,300,951	-	-	1,300,951
Total assets	$ 2,707,910	$ 100,849	$ 128,696	$ 2,937,455

Liabilities:
Derivatives	-	236,045	-	236,045
Total liabilities	$ -	$ 236,045	$ -	$ 236,045

(1) Level 3 net assets and liabilities accounted for 4.8% of total net assets and liabilities measured at fair value on a recurring basis. Excluding separate accounts assets for which the policyholder bears the risk, the Level 3 net assets and liabilities in relation to total net assets and liabilities measured at fair value on a recurring basis totaled 10.2%.

57

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3(1)	Total
	(In Thousands)
At December 31, 2008:
Assets:
Bonds	$ -	$ 9,619	$ -	$ 9,619
Preferred stock	126	-	-	126
Common stock	170,099	-	-	170,099
Derivatives	-	206,820	1,379	208,199
Cash, cash equivalents and
short term investments	1,038,361	-	-	1,038,361
Separate account assets	1,121,298	-	-	1,121,298
Total assets	$ 2,329,884	$ 216,439	$ 1,379	$ 2,547,702

Liabilities:
Derivatives	-	404,515	14,175	418,690
Total liabilities	$ -	$ 404,515	$ 14,175	$ 418,690

(1) Level 3 net liabilities accounted for 0.6% of total net assets and liabilities measured at fair value on a recurring basis. Excluding separate accounts assets for which the policyholder bears the risk, the Level 3 net liabilities in relation to total net assets and liabilities measured at fair value on a recurring basis totaled 1.3%.

Bonds: Securities that are carried at fair value on the balance sheet are classified as Level 2 or Level 3. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. Privately placed bond fair value are determined using a matrix-based pricing model and are classified as Level 2 assets. The market for subprime RMBS remains largely inactive, and as such these securities are categorized in Level 3 of the valuation hierarchy.

Preferred and Common Stock: Fair values of publicly traded equity securities are based upon quoted market price and are classified as Level 1 assets. Certain preferred stock prices are obtained through commercial pricing services and are classified as Level 2 assets. Other equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers and are classified as Level 3 assets.

Cash and cash equivalents and short-term investments: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

58

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Derivatives: The carrying amounts for these financial instruments, which can be assets or liabilities, reflect the fair value of the assets and liabilities. Certain derivatives are carried at fair value (on the Balance Sheets), which is determined using the Company’s derivative accounting system in conjunction with observable key financial data, such as yield curves, exchange rates, Standard & Poor’s (“S&P”) 500 Index prices, and London Inter Bank Offered Rates (“LIBOR”), which are obtained from third party sources and uploaded into the system. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third party brokers. Counterparty credit risk is considered and incorporated in the Company’s valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company’s policy to transact only with investment grade counterparties with a credit rating of A- or better. Valuations for the Company’s futures contracts are based on unadjusted quoted prices from an active exchange and, therefore, are classified as Level 1. The Company also has certain CDS and Options that are priced using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. However, all other derivative instruments are valued based on market observable inputs and are classified as Level 2.

Assets held in separate accounts: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. Mutual funds, short-term investments and cash are based upon a quoted market price and are included in Level 1.

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2009.

		Preferred	Common
	Bonds	Stock	Stock	Derivatives
Balance at January 1, 2009	$ -	$ -	$ -	$ (12,796)
Capital gains (losses):
Net realized capital losses	(1,591)	-	-	(238)
Net unrealized capital
(losses) gains	(172,657)	-	5,441	3,029
Total net realized and unrealized
(losses) capital gains	(174,248)	-	5,441	2,791
Purchases, sales, issuances, and
settlements, net	(219)	-	940	1,176
Transfer in Level 3	281,389	102	9,945	14,175
Balance at December 31, 2009	$ 106,922	$ 102	$ 16,326	$ 5,346

14. Commitments and Contingencies

Guarantee Agreements: The Company guarantees certain contractual policy claims of its subsidiary, Midwestern. In the unlikely event that Midwestern was unable to fulfill its

59

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

obligations to policyholders, the Company would be obligated to assume the guaranteed policy obligations. Any ultimate contingent losses in connection with such guarantees will not have a material adverse impact on the Company’s future operations or financial position.

The Company, effective January 2002, entered into a Guarantee Agreement with two other ING affiliates whereby it is jointly and severally liable for $250.0 obligation of SLDI. The Company’s Board of Directors approved this transaction on April 25, 2002. The other two affiliated life insurers were ReliaStar Life Insurance Company and Security Connecticut Life Insurance Company (subsequently merged into ReliaStar Life Insurance Company on October 1, 2003). The joint and several guarantees of the two remaining insurers are capped at $250.0. The States of Colorado and Minnesota did not disapprove the guarantee.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase securities of $20.6 and $34.2 at December 31, 2009 and 2008, respectively. The Company is also committed to provide additional capital contributions to partnerships of $313.1 and $351.8 at December 31, 2009 and 2008, respectively.

Operating Leases: The Company is party to certain cost sharing agreements with other affiliated ING United States companies. Included in these cost sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. The Company incurred minimal rent expense during years ended December 31, 2009, 2008 and 2007 under this cost sharing methodology.

The Company does not have any minimum aggregate rental commitments under the cost sharing arrangements and service agreements. The Company does not have any future minimum lease payment receivables under the cost sharing arrangements and service agreements.

The Company is not involved in any sale leaseback transactions.

Legal Proceedings: The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

60

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

Regulatory Matters: As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matter: Federal and state regulators and self regulatory agencies are also conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues: Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the Company, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of

61

SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the Company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the Company.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, withdrawals, and surrenders.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

During 2009, the Company has taken certain actions to reduce its exposure to interest rate and market risks. These actions included reducing guaranteed interest rates for new business, reducing credited rates on existing business, curtailing sales of some products, reassessment of the investment strategy with a focus on U.S. Treasury and investment grade assets, as well as hedging certain funds which previously were not hedged and continuing a hedging program to mitigate the impact of potential declines in equity

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SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

markets and their impact on regulatory capital. During 2010, the Company will be monitoring these initiatives and their impacts on earnings, capital, and liquidity, and will determine whether further actions are necessary.

ING Restructuring Plan: On October 26, 2009, ING announced the key components of the final Restructuring Plan ING submitted to the EC as part of the process to receive EC approval for the state aid granted to ING by the Dutch State in the form of EUR 10 billion Core Tier 1 securities issued on November 12, 2008 and the ING-Dutch State Transaction. As part of the Restructuring Plan, ING has agreed to separate its banking and insurance businesses by 2013. ING intends to achieve this separation over the next four years by divestment of its insurance and investment management operations, including the Company. ING has announced that it will explore all options for implementing the separation including initial public offerings, sales or combinations thereof. In November 2009, the Restructuring Plan received formal EC approval and the separation of insurance and banking operations and other components of the Restructuring Plan were approved by ING shareholders. ING also reached an agreement with the Dutch State to alter the repayment terms of the Core Tier 1 securities in order to facilitate early repayment and ING repurchased in December 2009 EUR 5 billion of the total EUR 10 billion Core Tier 1 securities issued to the Dutch State. As part of the Restructuring Plan, ING also agreed to make additional payments to the Dutch State corresponding to an adjustment of fees for the Back-Up Facility. In total, these extra payments amounted to a net present value of EUR 1.3 billion, and were recorded by ING as a one-time pre-tax charge in the fourth quarter of 2009. The terms of the ING-Dutch State Transaction which closed on March 31, 2009, including the transfer price of the Alt-A RMBS securities, remained unaltered and the additional payments were not borne by the Company or any other ING U.S. subsidiaries. In order to finance the repayment of EUR 5 billion Core Tier 1 securities and the associated costs as well as to mitigate the capital impact of the additional payments for the Back-Up Facility, ING launched a capital increase without preferential subscription rights for holders of (bearer depositary receipts for) ordinary shares of up to EUR 7.5 billion in November 2009. The rights issue was completed in December 2009. Proceeds of the issue in excess of the above amounts will be used to strengthen ING’s capital position.

On October 27, 2009, subsequent to the announcement of the Restructuring Plan, the insurance financial strength ratings of the Company and ING’s other primary U.S. insurance companies were downgraded by Moody’s Investors Service, Inc. to A2 from A1 and by Fitch Ratings Ltd to A- from A.

15. Financing Agreements

The Company maintains a revolving loan agreement with Bank of New York Mellon, (“Mellon"). Under this agreement, the Company can borrow up to $50.0 from Mellon. Interest on any borrowing accrues at an annual rate equal to: (1) the cost of funds for Mellon for the period applicable for the advance plus 0.4% or (2) a rate quoted by Mellon

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SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

to the Company for the borrowing. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2009, 2008 and 2007, respectively. Additionally, there were no amounts payable to Mellon at December 31, 2009 and 2008.

The Company maintains a reciprocal loan agreement with ING AIH to promote efficient management of cash and liquidity and to provide for unanticipated short-term cash requirements. Under this agreement, which expires July 1, 2015, the Company and ING AIH can borrow up to 3% of the Company's admitted assets excluding separate accounts as of December 31 of the preceding year from one another. Interest on any Company borrowing is charged at the rate of ING AIH’s cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company received interest income of $0.7, $3.5 and $2.4 for the years ended December 31, 2009, 2008 and 2007, respectively.

Through this reciprocal loan agreement, the Company borrowed $5.1 billion and repaid $5.1 billion in 2009, borrowed $20.6 billion and repaid $20.6 billion in 2008 and borrowed $13.8 billion and repaid $13.9 billion in 2007. These borrowings were on a short term basis, at an interest rate that approximated current money market rates and excludes borrowings from reverse dollar repurchase transactions. Interest expense on borrowed money was $0.1, $2.3 and $3.7 during 2009, 2008 and 2007, respectively.

The Company is the beneficiary of letters of credit totaling $2.8 billion; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2009 and 2008.

16. Related Party Transactions

Cost Sharing Arrangements: Management and services contracts and all cost sharing arrangements with other affiliated ING United States companies are allocated among companies in accordance with systematic cost allocation methods.

Investment Management: The Company has entered into an investment advisory agreement with ING Investment Management, LLC (“IIM”) under which IIM provides the Company with investment management services. The Company has entered into an administrative services agreement with IIM under which IIM provides the Company with asset liability management services. Total fees under the agreement were approximately $32.8, $60.7, and $61.6 for the years ended December 31, 2009, 2008 and 2007, respectively.

Services Agreements: The Company has entered into an inter-insurer services agreement with certain of its affiliated insurance companies in the United States (“affiliated

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SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

insurers”) whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting, and other services to each other. The Company has entered into a services agreement with ING North America whereby ING North America provides certain administrative, management, professional, advisory, consulting and other services to the Company. The Company has entered into a services agreement with ReliaStar Life Insurance Company of New York (“RLNY”) whereby the Company provides certain administrative, management, professional, advisory, consulting and other services to RLNY. The Company has entered into a services agreement with ING Financial Advisers, LLC (“ING FA”) to provide certain administrative, management, professional advisory, consulting, and other services to the Company for the benefit of its customers. Charges for these services are determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company. The total net income earned/expenses incurred for all of these services were $90.0, $100.9 and $101.8 for the years ended December 31, 2009, 2008 and 2007, respectively.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

The Company and Directed Services LLC (“DSL”), an affiliate, are parties to a service agreement, effective January 1, 1994, as amended by a first amendment, effective March 7, 1995 by which the Company provides DSL with certain managerial and supervisory services and DSL provides the Company with certain sales and marketing services.

Global Medium Term Note Program: In December 2002, the Company established a Global Medium Term Note program secured by funding agreements issued by the Company. The notes, which are offered by ING Security Life Institutional Funding, a special purpose statutory trust, are offered only to U.S. qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”) or to foreign buyers pursuant to Regulation S of the Securities Act. The program has issued notes with an aggregate outstanding principal balance of $732.3 million as of December 31, 2009.

The Company has assumed an SEC registered medium term note, issued by an affiliated company, ING USA Annuity and Life Insurance Company, secured by a funding agreement issued by ING USA Annuity and Life Insurance Company. As of

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SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

December 31, 2009, the note has an aggregate outstanding principal balance of $7.2 million.

Interest Rate Swap: Effective June 29, 2007 the Company entered into an interest rate swap agreement (“IRSA”) with ING AIH. The IRSA is in conjunction with a combined coinsurance and modified coinsurance agreement effective June 30, 2007 with WWIII. The duration of the agreement is 30 years. The notional value of this interest rate swap is $72.5 with this transaction having minimal impact to the income statement.

Asset Transfers: On September 27, 2007, the Company transferred to ING USA financial assets (the “Transferred Assets”) with a total book value plus accrued interest of $444.1 in exchange for a cash payment from ING USA in an amount equal to total market value plus accrued interest of the Transferred Assets. The Transferred Assets were primarily AAA rated collateralized mortgage obligations. At the time of the transfer, the Transferred Assets total market value plus accrued interest was $435.0. The Company realized a loss of $9.2 on the transaction.

Property and Equipment: During the second quarter of 2009, ING’s U.S. life insurance companies, including the Company, sold a portion of its property and equipment to an affiliate, ING North America. The fixed assets involved in the sale were capitalized assets generally depreciated over the expected useful lives and software in development. Since the assets were being depreciated using expected useful lives, the current net book value reasonably approximated the current fair value of the assets being transferred. The fixed assets sold to ING North America by the Company totaled $0.2 which resulted in a decrease in nonadmitted assets.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this liability to be $5.2 and $5.6 as of December 31, 2009 and 2008, respectively, and has recorded a liability in accounts payable and accrued expenses on the Balance Sheets. The Company has also recorded an asset in other assets on the Balance Sheets of $4.2 and $4.0 as of December 31, 2009 and 2008, respectively, for future credits to premium taxes for assessments already paid.

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SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

18. Unpaid Accident and Health Claims

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2009	2008
	(In Thousands)
Balance at January 1	$ 246,036	$ 2,402
Less reinsurance recoverables	2,133	2,402
Net balance at January 1	243,903	-

Incurred related to:
Current year	351,828	230,958
Prior years	(91,571)	12,945
Total incurred	260,257	243,903

Paid related to:
Current year	111,233	-
Prior years	117,524	-
Total paid	228,757	-

Net balance at December 31	275,403	243,903
Plus reinsurance recoverables	1,924	2,133
Balance at December 31	$ 277,327	$ 246,036

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and unpaid claims on the Balance Sheets.

19. 19. Reconciliation to the Annual Statement

At December 31, 2007, differences in amounts reported in the Annual Statement and amounts in the accompanying statutory basis financial statements are due to the following (in thousands):

Total Capital
	and Surplus	Net Income
2007:
Amounts as reported in the 2008 Annual Statement	$ 1,305,671	$ 20,224
Release of accrued liability related to Scottish Re that was
recorded in the Annual Statement	10,379	10,379
Amounts as reported in the accompanying statutory
basis financial statements	$ 1,316,050	$ 30,603

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SECURITY LIFE OF DENVER INSURANCE COMPANY Notes to Financial Statements – Statutory Basis December 31, 2009 (Dollar amounts in millions, unless otherwise stated)

20. Subsequent Events

ING Restructuring Plan: On January 28, 2010, ING announced the filing of its appeal with the General Court of the European Union against specific elements of the EC’s decision regarding the ING Restructuring Plan. Despite the appeal, ING is committed to executing the formal separation of banking and insurance and the divestment of the latter as announced on October 26, 2009. In its appeal, ING contests the state aid calculation the EC applied to the reduction in repayment premium agreed upon by ING and the Dutch State in connection with ING’s December 2009 repayment of the first EUR 5 billion of Core Tier 1 securities. ING is also appealing the disproportionality of the price leadership restrictions imposed on ING with respect to the European financial sector.

Other subsequent events: The Company is not aware of any other events occurring subsequent to the close of business of the books of this statement that may have a material effect on the Company’s financial statements. The company evaluated events subsequent to the close of business of the books of this statement through April 1, 2010, the date the statutory financial statements were available to be issued.

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333-168047	October 2010